        As filed with the Securities and Exchange Commission on January 25, 2007

                                      Securities Act Registration No. 333-138775

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Pre-effective Amendment No. 2                  Post-effective Amendment No. ____

                        (Check appropriate box or boxes)

                                 AIM FUNDS GROUP
               (Exact Name of Registrant as Specified in Charter)

                                11 Greenway Plaza
                                    Suite 100
                                Houston, TX 77046
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:                   Copy to:

      PETER A. DAVIDSON, ESQUIRE                  PAUL W. SCOTT, ESQUIRE
         A I M Advisors, Inc.             Ballard Spahr Andrews & Ingersoll, LLP
           11 Greenway Plaza                         1225 17th Street
               Suite 100                                Suite 2300
           Houston, TX 77046                         Denver, CO 80202

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.


          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.



          The title of the securities being registered are Class A, B and C shares of AIM Small Cap Equity Fund and Class A, B and C shares of AIM Select Equity Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

[YOUR GOALS. OUR SOLUTIONS.          [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                 --Registered Trademark--

                            AIM OPPORTUNITIES I FUND,
                 A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS




                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173


                                                                January 31, 2007


Dear Shareholder:

     We are seeking your approval of an Agreement and Plan of Reorganization (the "Agreement") that provides for the sale of the assets of AIM Opportunities I Fund (the "Fund") to AIM Small Cap Equity Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

     A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Special Opportunities Funds, conducted a review of the funds and concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, for consolidation. The attached Proxy Statement and Prospectus seeks your approval of the consolidation of your Fund with Buying Fund.

     The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees of AIM Special Opportunities Funds has approved the Agreement and proposed combination. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote.

                                        Sincerely,

                                        -s- Philip A. Taylor



                                        Philip A. Taylor
                                        President

                            AIM OPPORTUNITIES I FUND,
                 A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS




                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2007

     We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Opportunities I Fund (the "Fund"), an investment portfolio of AIM Special Opportunities Funds ("Trust"), will be transferred to AIM Small Cap Equity Fund ("Buying Fund"), an investment portfolio of AIM Funds Group ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

     2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on March 15, 2007 at 3:00 p.m., Central Time.


     Shareholders of record as of the close of business on January 22, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.


     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                        -s- John M. Zerr

                                        John M. Zerr
                                        Secretary


                                        January 31, 2007


       AIM OPPORTUNITIES I FUND,              AIM SMALL CAP EQUITY FUND,
            A PORTFOLIO OF                          A PORTFOLIO OF
    AIM SPECIAL OPPORTUNITIES FUNDS                 AIM FUNDS GROUP
     11 GREENWAY PLAZA, SUITE 100            11 GREENWAY PLAZA, SUITE 100
       HOUSTON, TEXAS 77046-1173               HOUSTON, TEXAS 77046-1173
            (800) 959-4246                          (800) 959-4246



                     COMBINED PROXY STATEMENT AND PROSPECTUS
                                JANUARY 31, 2007



     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of AIM Opportunities I Fund. The Special Meeting will be held on March 15, 2007 at 3:00 p.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about January 31, 2007 to all shareholders entitled to vote at the Special Meeting.


     At the Special Meeting, we are asking shareholders of AIM Opportunities I Fund (your "Fund") to consider and approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of AIM Special Opportunities Funds ("Trust"), with AIM Small Cap Equity Fund ("Buying Fund"), an investment portfolio of AIM Funds Group ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Trustees of Trust (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Trust and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Trust and Buying Fund is a series of Buyer. A I M Advisors, Inc. ("AIM") serves as the investment advisor to both your Fund and Buying Fund. AIM is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     Your Fund and Buying Fund have identical investment objectives. Both your Fund and Buying Fund seek long-term growth of capital. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.


     The Prospectus of your Fund dated February 28, 2006, as supplemented, together with the related Statement of Additional Information dated February 28, 2006, as supplemented (the "Selling Fund Prospectus"), are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated April 24, 2006, as supplemented, (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated April 24, 2006, as supplemented, and the Statement of Additional Information relating to the Reorganization dated January 31, 2007, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated January 31, 2007, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buyer.

     Copies of the Prospectuses of Buying Fund and your Fund and the related Statements of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semi-annual report succeeding the annual report, if any. If you have not received such reports or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Such reports will be furnished free of charge.


THESE SECURITIES  HAVE NOT BEEN  APPROVED OR  DISAPPROVED BY THE  SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION PASSED
      UPON THE  ACCURACY OR  ADEQUACY OF THIS  PROXY STATEMENT/PROSPECTUS.
         ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




                                                                           PAGE
                                                                           ----


INTRODUCTION............................................................     1
SUMMARY.................................................................     1
          The Reorganization............................................     1
          Comparison of Investment Objectives and Principal Strategies..     1
          Comparison of Performance.....................................     3
          Comparison of Fees and Expenses...............................     7
          Comparison of Multiple Class Structures.......................    12
          Comparison of Sales Charges...................................    12
          Comparison of Distribution and Purchase and Redemption
            Procedures..................................................    13
          The Board's Recommendation....................................    13
RISK FACTORS............................................................    13
          Risks Associated with Buying Fund.............................    13
          Comparison of Risks of Buying Fund and Your Fund..............    14
INFORMATION ABOUT BUYING FUND...........................................    14
          Description of Buying Fund Shares.............................    14
          Management's Discussion of Fund Performance...................    15
          Financial Highlights..........................................    15
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..............................    15
          Terms of the Reorganization...................................    15
          The Reorganization............................................    15
          Board Considerations..........................................    15
          Other Terms...................................................    18
          Federal Income Tax Consequences...............................    19
          Accounting Treatment..........................................    19
RIGHTS OF SHAREHOLDERS..................................................    20
CAPITALIZATION..........................................................    20
LEGAL MATTERS...........................................................    20
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND..................    20
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION...........    21
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING........................    21
          Proxy Statement/Prospectus....................................    21
          Time and Place of Special Meeting.............................    22
          Voting in Person..............................................    22
          Voting by Proxy...............................................    22
          Voting by Telephone or the Internet...........................    22
          Quorum Requirement and Adjournment............................    22
          Vote Necessary to Approve the Agreement.......................    23
          Proxy Solicitation............................................    23
          Other Matters.................................................    23
          Ownership of Shares...........................................    23
          Security Ownership of Management and Trustees.................    23






EXHIBIT A.............  Classes of Shares of Your Fund and Corresponding Classes of Shares of Buying Fund
EXHIBIT B.............                       Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT C.............                                                   Ownership of Shares of Your Fund
EXHIBIT D.............                                                 Ownership of Shares of Buying Fund
APPENDIX I............                                               Agreement and Plan of Reorganization
APPENDIX II...........                                                          Prospectus of Buying Fund
APPENDIX III..........                                           Discussion of Performance of Buying Fund
APPENDIX IV...........                                                Financial Highlights of Buying Fund

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     AIM continuously analyzes and reviews its U.S. mutual fund offerings. As part of its review, AIM concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies. AIM believes that the shareholders of your Fund will benefit from the proposed Reorganization because the combination of the funds will allow Buying Fund the best available opportunities for investment management and potential operating efficiencies.

                                     SUMMARY

     The Board, including the independent trustees, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. Your Fund and Buying Fund have identical investment objectives and utilize similar investment strategies, although, as noted below, Buying Fund does not utilize short selling or leverage as investment techniques. The Board believes that the combined fund should have greater market presence and may achieve greater operating efficiencies because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund. In addition, the total annual operating expenses of the combined fund are expected to be lower than your Fund's current total annual operating expenses. For additional information concerning the factors the Board of Trustees considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, also a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Trust and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund have identical investment objectives and invest in similar types of securities, although Buying Fund, unlike your Fund, is not permitted to sell securities short or utilize leverage. Both your Fund and Buying Fund seek long-term growth of capital and normally focus their investments in equity securities of small-capitalization companies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.



        AIM OPPORTUNITIES I FUND                    AIM SMALL CAP EQUITY FUND
               (YOUR FUND)                                (BUYING FUND)
                                INVESTMENT OBJECTIVES

- Long-term growth of capital               - Long-term growth of capital

                                INVESTMENT STRATEGIES

- Focuses its investments in equity         - Invests at least 80% of its assets in
  securities, or securities convertible       equity securities, including
  into equity securities, of companies        convertible securities, of small-
  with market capitalizations, at the         capitalization companies no larger
  time of purchase, within the range of       than the largest capitalized company
  capitalizations of companies included       included in the Russell 2000(R) Index.
  in the Russell 2000(R) Index; however,
  the fund may also invest in companies
  with market capitalizations above the
  range of those included in the Russell
  2000(R) Index.

- No corresponding strategy.                - Under normal conditions, the top 10
                                              holdings may comprise up to 25% of the
                                              fund's total assets.

- May sell put and covered call options     - No corresponding strategy.
  and purchase put and call options, on
  securities, securities indices and
  foreign currencies.

- The portfolio managers use a multi-       - Among factors which the portfolio
  step, quantitatively oriented process       managers may consider when purchasing
  to construct the fund's portfolio.          securities are: (1) the growth
  They first use computer models to           prospects for a company's products;
  screen a large universe of primarily        (2) the economic outlook for its
  domestic stocks and identify a group        industry; (3) a company's new product
  of eligible stocks within that              development; (4) its operating
  universe. The quantitative analysis         management capabilities; (5) the
  screens for various factors, including      relationship between the price of the
  growth/stability of earnings,               security and its estimated fundamental
  valuation, profitability, financial         value; (6) relevant market, economic
  strength and stock price volatility.        and political environments; and (7)
  The portfolio managers then perform         financial characteristics, such as
  risk and transaction cost analyses on       balance sheet analysis and return on
  the stocks that were previously             assets. The portfolio managers
  identified. When selecting stocks for       consider whether to sell a particular
  the fund, the portfolio managers seek       security when any one of these factors
  to neutralize the effects of certain        materially changes or when the
  macroeconomic and market factors in an      securities are no longer considered
  effort to lower the volatility of the       small-cap company securities.
  fund's returns. Finally, the portfolio
  managers conduct a qualitative
  analysis of the stocks selected for
  the fund's portfolio to confirm the
  results of the quantitative analysis.
  The portfolio managers consider
  whether to sell a particular security
  when the company no longer exhibits
  characteristics that drive performance
  or when the stock adds too much
  marginal risk to the fund's portfolio.
  The portfolio

  managers consider whether to sell a
  security short when the company
  exhibits characteristics that drive
  poor performance, and when a short
  position in the security would
  complement the risk profile of the
  portfolio.

- The fund is non-diversified,              - The fund is diversified.
  therefore, it can invest a greater
  percentage of its assets in any one
  issuer than a diversified fund can.

- The fund may sell securities short        - No corresponding strategy.
  ("short selling"), without holding
  corresponding long positions.

- The fund may utilize bank borrowings      - No corresponding strategy.
  ("leverage") to purchase securities

- May invest up to 25% of its total         - May invest up to 25% of its total
  assets in foreign securities.               assets in foreign securities.



COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31, for Class A shares of your Fund and Buying Fund can be found at below. Also included below is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

  AIM OPPORTUNITIES I FUND (YOUR FUND)

     The bar chart and table shown below provide an indication of the risks of investing in your Fund. Your Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


     The following bar chart shows changes in the performance of your Fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Your Fund's returns include an adjustment for a one time payment to your Fund by AIM. Had this payment to your Fund not been made, the returns would have been lower.

                                   (BAR CHART)



YEARS
-----


1999....   84.18%
2000....   23.01%
2001....   (9.32)%
2002....  (24.78)%
2003....   39.23%
2004....    0.92%
2005....    4.40%
2006....    9.64%




     During the periods shown in the bar chart, the highest quarterly return was 37.99% (quarter ended December 31, 1999) and the lowest quarterly return was (18.13)% (quarter ended September 30, 2002).


     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS



(FOR THE PERIODS ENDED DECEMBER 31,
2006)                                    1 YEAR   5 YEARS   SINCE INCEPTION   INCEPTION DATE
-----------------------------------      ------   -------   ---------------   --------------


CLASS A................................                                          06/29/98
  Return Before Taxes..................    3.62%    2.71%        12.68%
  Return After Taxes on Distributions..    3.22     2.07         10.10
  Return After Taxes on Distributions
     and Sale of Fund Shares...........    2.89     2.29          9.95

CLASS B................................                                          07/13/98
  Return Before Taxes..................    3.86     2.85         12.62

CLASS C................................                                          12/30/98
  Return Before Taxes..................    7.94     3.17         11.60

S&P 500 Index(1).......................   15.78     6.19          4.30(4)        06/30/98(4)
Russell 2000(R) Index(1)(2)............   18.37    11.39          7.97(4)        06/30/98(4)
Lipper Small-Cap Core Fund
  Index(1)(3)..........................   13.70    10.50          8.91(4)        06/30/98(4)




After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary. Your Fund's returns include an adjustment for a one time payment to your Fund by AIM. Had this payment to your Fund not been made, the returns would have been lower.

--------

   (1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 2000(R) Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the fund has included the Lipper Small-Cap Core Fund Index (which may or may not include the fund) for comparison to a peer group.

   (2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on the total market capitalization. The Russell 2000(R) Index is widely regarded as representative of small-cap stocks.

   (3) The Lipper Small-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Core classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Core funds have more latitude in the companies in which they invest. These funds, by portfolio practice, have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P SmallCap 600 Index. In conjunction with the fund's management team change on May 23, 2005, and the corresponding change in the fund's investment style from value to core, the fund has elected to use the Lipper Small-Cap Core Fund Index to represent its peer group rather than the Lipper Small-Cap Value Fund Index. The Lipper Small-Cap Core Fund Index more closely reflects the performance of the types of securities in which the fund invests.

   (4) The average annual total return given is since the month-end closest to the inception date of the fund class with the longest performance history.

  AIM SMALL CAP EQUITY FUND (BUYING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in Buying Fund. Buying Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of Buying Fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                      LOGO



YEARS        %
-----     ------


2001....    8.92%
2002....  (19.23)%
2003....   46.17%
2004....    9.45%
2005....    6.58%
2006....   16.83%




     During the periods shown in the bar chart, the highest quarterly return was 20.83% (quarter ended June 30, 2001) and the lowest quarterly return was -23.45% (quarter ended September 30, 2002).

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS



                                                                   SINCE     INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2006)     1 YEAR   5 YEARS   INCEPTION      DATE
-----------------------------------------     ------   -------   ---------   ---------


CLASS A.....................................                                  08/31/00
  Return Before Taxes.......................   10.43%    8.75%      7.17%
  Return After Taxes on Distributions.......    7.78     7.78       6.41
  Return After Taxes on Distributions and
     Sale of Fund Shares....................    9.81     7.48       6.15
CLASS B.....................................                                  08/31/00
  Return Before Taxes.......................   10.99     8.91       7.37
CLASS C.....................................                                  08/31/00
  Return Before Taxes.......................   15.02     9.22       7.38
S&P 500 Index(1)............................   15.78     6.19       0.60      08/31/00(4)
Russell 2000(R) Index(1)(2).................   18.37    11.39       7.57      08/31/00(4)
Lipper Small-Cap Core Fund Index(1)(3)......   13.70    10.50       8.20      08/31/00(4)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

--------


   (1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 2000(R) Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Small-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.



   (2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on the total market capitalization. The Russell 2000(R) Index is widely regarded as representative of small-cap stocks.



   (3) The Lipper Small-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small Cap Core classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio , price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index, which was incepted in 1994, consists of 600 small cap domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index, with each stock's weight in the Index proportionate to its market value.



   (4) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

COMPARISON OF FEES AND EXPENSES

  FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B and Class C shares of AIM Opportunities I Fund ("Your Fund") and Class A, Class B and Class C shares of AIM Small Cap Equity Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the Reorganization are also provided. There is no guarantee that actual expenses will be the same as those shown in this table.





-----------------------------------------------------------------------------------------------------------------------
                                  AIM OPPORTUNITIES I FUND                                   AIM SMALL CAP EQUITY FUND
                                         YOUR FUND             AIM SMALL CAP EQUITY FUND            BUYING FUND
                                     (AS OF 10/31/06 AS               BUYING FUND                PRO FORMA COMBINED
                                         RESTATED)               (12/31/05 AS RESTATED)              (12/31/05)
                                ---------------------------   ---------------------------   ---------------------------
                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                 SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                -------   -------   -------   -------   -------   -------   -------   -------   -------



SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge (Load)
  Imposed on Purchase (as a
  percentage of offering
  price)......................    5.50%     None      None      5.50%     None      None      5.50%     None      None
Maximum Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)....    None(1)   5.00%     1.00%     None(1)   5.00%     1.00%     None(1)   5.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from fund assets)
Management fees(2)............    0.16%     0.16%     0.16%     0.85%     0.85%     0.85%     0.85%     0.85%     0.85%
Distribution and/or Service
(12b-1) Fees(3)...............    0.25%     1.00%     1.00%     0.25%     1.00%     1.00%     0.25%     1.00%     1.00%
  Other -- Miscellaneous
     Expenses(4)(5)...........    0.35%     0.35%     0.35%     0.48%     0.48%     0.48%     0.44%     0.44%     0.44%
  Other -- Dividend Expenses
  Attributable to Securities
     Sold Short(6)............    0.38%     0.38%     0.38%       --        --        --        --        --        --
  Other -- Interest Expenses..    1.40%     1.40%     1.40%       --        --        --        --        --        --
Total Other Expenses..........    2.13%     2.13%     2.13%     0.48%     0.48%     0.48%     0.44%     0.44%     0.44%
Total Annual Fund Operating
  Expenses....................    2.54%     3.29%     3.29%     1.58%     2.33%     2.33%     1.54%     2.29%     2.29%
Fee Waiver(7).................      --        --        --      0.11%     0.11%     0.11%     0.12%     0.12%     0.12%
Net Annual Fund Operating
  Expenses....................    2.54%     3.29%     3.29%     1.47%     2.22%     2.22%     1.42%     2.17%     2.17%



--------


   (1) A contingent deferred sales charge may apply in some cases.



   (2) AIM Opportunities I Fund pays the advisor a performance-based management fee, and Management Fees have been restated to reflect the methodology currently used by the advisor to calculate the performance-based management fee payable by AIM Opportunities I Fund. AIM Opportunities I Fund's base management fee is 1.00%, annualized, of AIM Opportunities I Fund's average daily net assets during the current month. This fee is subject to a monthly performance adjustment upward or downward of up to 0.75%, annualized, of AIM Opportunities I Fund's average daily net assets during a rolling 12 month performance period, depending on AIM Opportunities I Fund's performance compared to the performance of the Russell 2000(R) Index during such performance period. The total management fee payable by AIM Opportunities I Fund is not susceptible to estimation because it depends upon the future relative performance of AIM Opportunities I Fund and the Russell 2000(R) Index, as well as changes in AIM Opportunities I Fund's average daily net assets over the relevant periods. See the section of this proxy entitled "Summary -- Comparison of Fees and Expenses -- Advisory Fees" for additional information about the calculation of AIM Opportunities I Fund's management fee.

   (3) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Buying Fund Class A shares to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.



   (4) Your Fund is estimated to incur $177,000 of expenses in connection with the reorganization of which AIM will pay 100%. The Buying Fund is estimated to incur $30,000 of expenses in connection with the reorganization and will bear all of those costs and expenses. These reorganization expenses have not been reflected in the table above.



   (5) Includes acquired fund fees and expenses which are less than 0.01%. Acquired fund fees and expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the acquired fund fees and expenses is included in the total returns of the fund.



   (6) When AIM Opportunities I Fund borrows a security to make a short sale, the fund has to pay the lender of the security the value of any dividends earned on the borrowed security ("dividend-substitute payments"). These dividend substitute payments are investment related expenses of the AIM Opportunities I Fund.



   (7) Effective January 1, 2005 through December 31, 2009, the advisor for Buying Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% for the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.


EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Your Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


     You would pay the following expenses if you redeemed your shares:




                                                 ONE    THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----   ------   ------   ------


AIM OPPORTUNITIES I FUND (YOUR FUND)
Class A.......................................  $793   $1,297   $1,826   $3,267
Class B.......................................   832    1,313    1,917    3,415(1)
Class C.......................................   432    1,013    1,717    3,585
AIM SMALL CAP EQUITY FUND (BUYING FUND)
Class A.......................................  $691   $  989   $1,332   $2,297
Class B.......................................   725      994    1,414    2,451(1)
Class C.......................................   325      694    1,214    2,639
AIM SMALL CAP EQUITY FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.......................................  $687   $  975   $1,309   $2,253
Class B.......................................   720      979    1,391    2,407(1)
Class C.......................................   320      679    1,191    2,596



--------


   (1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.


     You would pay the following expenses if you did not redeem your shares:



                                                 ONE    THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----   ------   ------   ------


AIM OPPORTUNITIES I FUND (YOUR FUND)
Class A.......................................  $793   $1,297   $1,826   $3,267
Class B.......................................   332    1,013    1,717    3,415(1)
Class C.......................................   332    1,013    1,717    3,585
AIM SMALL CAP EQUITY FUND (BUYING FUND)
Class A.......................................  $691   $  989   $1,332   $2,297
Class B.......................................   225      694    1,214    2,451(1)
Class C.......................................   225      694    1,214    2,639
AIM SMALL CAP EQUITY FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.......................................  $687   $  975   $1,309   $2,253
Class B.......................................   220      679    1,191    2,407(1)
Class C.......................................   220      679    1,191    2,596



--------


   (1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.


     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.


  ADVISORY FEES (YOUR FUND)



     For the advisory services it provides to your Fund, AIM is entitled to receive a performance-based or "fulcrum" advisory fee from your Fund that is comprised of two components. The first component is a base management fee of 1.00%, annualized, of your Fund's average daily net assets during the current month (the "Base Fee"). The second component is a monthly performance adjustment that either increases or decreases the Base Fee (the "Fee Adjustment"). The maximum monthly Fee Adjustment upward or downward will be 0.75%, annualized, of your Fund's average daily net assets during a rolling 12 month performance period.



     AIM uses a three step process in determining the Fee Adjustment, if any, applicable during any month. AIM uses this three step process to ensure that its determination of the Fee Adjustment complies with applicable law and relevant SEC guidance regarding the calculation of performance-based advisory fees.



     In step one, AIM compares the investment performance of the Class A shares of your Fund for the 12 month period ending on the last day of the current month (the "First Performance Period") to the investment record of the Russell 2000(R) Index (the "Small Cap Index") during the First Performance Period in order to calculate the fee adjustment rate for the First Performance Period (the "First Fee Adjustment Rate"). The investment performance of your Fund will be determined by adding together (i) the change in the net asset value of the Class A shares during the First Performance Period, (ii) the value of cash distributions made by your Fund to holders of Class A shares to the end of the First Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the First Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the First Performance Period. The investment record of the Small Cap Index will be determined by adding together (i) the change in the level of the Small Cap Index during the First Performance Period and (ii) the value, computed consistently with the Small Cap Index, of cash distributions made by companies whose securities comprise the Small Cap Index accumulated to the end of the First Performance Period, and will be expressed as a percentage of the Small Cap Index level at the beginning of such period. The First Fee Adjustment Rate either (i) increases the Base Fee at the rate of 0.15%, on a pro rata basis, for each percentage point the investment performance of Class A shares of your Fund over the First Performance Period exceeds the sum of 2.00% and the investment record of the Small Cap Index over the First Performance Period, or (ii) decreases the Base Fee at the rate of 0.15%, on a pro rata basis, for each percentage point the investment record of the Small Cap Index over the First Performance Period less 2.00% exceeds the investment performance of the Class A shares of your Fund over the First Performance Period.



     After it determines any Fee Adjustment for the First Performance Period, AIM will determine the dollar amount of additional fees or fee reductions to be paid for a month by multiplying the First Fee Adjustment Rate by the average daily net assets of your Fund during the First Performance Period, dividing that number by the number of days in the First Performance Period, and multiplying that number by the number of days in such month.



     In step two, AIM compares the investment performance of the Class A shares of your Fund for the 12 month period ending on the last day of the prior month (the "Second Performance Period") to the investment record of the Small Cap Index during the Second Performance Period in order to calculate the fee adjustment rate for the Second Performance Period (the "Second Fee Adjustment Rate"). The investment performance of your Fund will be determined by adding together (i) the change in the net asset value of the Class A shares during the Second Performance Period, (ii) the value of cash distributions made by your Fund to holders of Class A shares to the end of the Second Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Second Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Second Performance Period. The investment record of the Small Cap Index will be determined by adding together
(i) the change in the level of the Small Cap Index during the Second Performance Period and (ii) the value, computed consistently with the Small Cap Index, of cash distributions made by companies whose securities comprise the Small Cap Index accumulated to the end of the Second Performance Period, and will be expressed as a percentage of the Small Cap Index level at the beginning of such period. The Second Fee Adjustment Rate either (i) increases the Base Fee at the rate of 0.15%, on a pro rata basis, for each percentage point the investment performance of Class A shares of your Fund over the Second Performance Period exceeds the sum of 2.00% and the investment record of the Small Cap Index over the Second Performance Period, or (ii) decreases the Base Fee at the rate of 0.15%, on a pro rata basis, for each percentage point the investment record of the Small Cap Index over the Second Performance Period less 2.00% exceeds the investment performance of the Class A shares of your Fund over the Second Performance Period.


     After it determines any Fee Adjustment for the Second Performance Period, AIM will determine the dollar amount of additional fees or fee reductions to be paid for a month by multiplying the Second Fee Adjustment Rate by the average daily net assets of your Fund during the Second Performance Period, dividing that number by the number of days in the Second Performance Period, and multiplying that number by the number of days in such month.



     In step three, AIM adds whichever of the Fee Adjustments resulting from the calculations in steps one and two above to the Base Fee that will result in the lower amount of management fees payable to AIM for the relevant month.



     The management fee, as adjusted, is accrued daily based on an estimate of your Fund's average daily net assets and relative performance for the relevant Performance Periods and paid after each month end based on actual results for such month.



     AIM has voluntarily agreed to waive management fees to the extent necessary such that the maximum management fee payable monthly by your Fund (consisting of the base management fee, as adjusted by the performance adjustment) will not exceed 1.75% of your Fund's average daily net assets during the fiscal year.



  ADVISORY FEES (BUYING FUND)


     Buying Fund does not utilize a performance-based or "fulcrum" fee. Rather, Buying Fund's advisory fee is based on a percentage of net assets only and is equal to 0.85% of Buying Fund's average daily net assets. AIM has contractually agreed to waive its advisory fees through December 31, 2009, for Buying Fund. Thus, for the period January 1, 2005 to December 31, 2009, the following advisory fee rates will apply to Buying Fund after the waiver:


ANNUAL RATE                                                    NET ASSETS
-----------                                                    ----------


0.745%...................................................  First $250 million
0.73%....................................................  Next $250 million
0.715%...................................................  Next $500 million
0.70%....................................................  Next $1.5 billion
0.685%...................................................  Next $2.5 billion
0.67%....................................................  Next $2.5 billion
0.655%...................................................  Next $2.5 billion
0.64%....................................................  Over $10 billion



     Buying Fund's advisory fee will be applicable to the combined fund if shareholders approve the Reorganization. This means that you will no longer be investing in a fund with a performance-based advisory fee. However, depending on the future performance of your Fund relative to the Russell 2000(R) Index and changes in your Fund's average daily net assets over the relevant performance periods, the application of Buying Fund's advisory fee to the combined fund could result in your Fund's shareholders at times paying a higher advisory fee after the Reorganization. For example, if your Fund underperformed the Russell 2000(R) Index by more than 3%, the performance-based reduction of your Fund's base fee could result in a lower effective advisory fee than that which will be applicable to the combined fund. The total performance-based advisory fee payable by your Fund is not susceptible to estimation because it depends upon the future relative performance of your Fund and the Russell 2000(R) Index, as well as changes in your Fund's average daily net assets over the relevant performance periods.





     Your Fund recently has underperformed the Russell 2000(R) Index, resulting in downward monthly Fee Adjustments and lower total management fees payable by your Fund. Because the Fee Adjustment is based upon a rolling 12-month performance period, your Fund's recent underperformance will impact the amounts of future Fee

Adjustments so long as the relevant rolling 12-month performance period includes these recent periods over which your Fund has underperformed.


     As shown in the "Comparison of Fees and Expenses -- Fee Tables", based on the performance of your Fund the gross effective advisory fees, restated to reflect the methodology currently used by AIM to calculate the performance-based advisory fee payable by your Fund, are 0.16%. The effective advisory fee rate of the Buying Fund before advisory fee waivers is 0.85% and 0.74% after advisory fee waivers. After giving pro forma effect to the reorganization the effective advisory fee rate of the combined fund is estimated to be 0.85% before advisory fee waivers and 0.73% after advisory fee waivers.



     Because the investment advisory fee schedule applicable to the combined fund after the Reorganization may be higher than the investment advisory fee applicable to your Fund under certain circumstances, as discussed above, the advisory agreement of the combined fund could be viewed as being materially different from that of your Fund. Therefore, shareholders of your Fund must approve the Reorganization by a "1940 Act Majority." The 1940 Act Majority requirements are explained more fully below under "Vote Necessary to Approve the Agreement."



     The SEC has expressed concern over the termination of a fund's performance-based advisory fee arrangements during a period of underperformance by the fund because it may be to the advantage of the fund's advisor to terminate or renegotiate such arrangements. AIM believes that this concern is not applicable in a situation in which a merger transaction is presented to and approved by shareholders, as is the case with the Reorganization.


     While Buying Fund's advisory fee may be higher under certain circumstances after the Reorganization, the pro forma net total Expense Ratio of the combined fund is expected to be lower than your Fund's current expenses.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are currently available to investors and the corresponding share class of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found at Exhibit A. For information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemption of shares of Buying Fund received in connection with the Reorganization will be the same as the holding period of your shares immediately prior to the Reorganization.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables contained in "Comparison of Fees and Expenses" include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus and the related Statements of Additional Information.


            CLASS A                         CLASS B                          CLASS C
            -------                         -------                          -------


- subject to an initial sales    - not subject to an initial      - not subject to an initial
  charge*                          sales charge                     sales charge

- may be subject to a CDSC on    - subject to a CDSC on           - subject to a CDSC on
  redemptions made within 12       certain redemptions              certain redemptions
  or 18 months from the date
  of certain purchases

            CLASS R                     INVESTOR CLASS                 INSTITUTIONAL CLASS
            -------                     --------------                 -------------------


- not subject to an initial      - not subject to an initial      - not subject to an initial
  sales charge                     sales charge                     sales charge

- may be subject to a CDSC on    - not subject to a CDSC          - not subject to a CDSC
  redemptions made within 12
  months from the date of
  certain purchases



--------

* Your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and trustees and those of their investment advisor.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM.

     Your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Distribution fees are payable to AIM Distributors for distribution services. The fee tables in "Comparison of Fees and Expenses" include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Each class of shares of Buying Fund will have the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION


     The Board, including the independent trustees of your Fund, unanimously recommends that you vote "FOR" this Proposal. For information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations," on page 14 of this Proxy Statement/Prospectus.


                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for Buying Fund to sell securities at a desirable price.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     The values of convertible securities in which Buying Fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to Buying Fund.

     Because a large percentage of Buying Fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in Buying Fund.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because the two funds have identical investment objectives and similar investment strategies.

     Under normal conditions, Buying Fund's top 10 holdings may comprise up to 25% of its total assets. Because a large percentage of Buying Fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in Buying Fund.

     Your Fund may sell put and covered call options, and purchase put and call options, on securities, securities indices and foreign currencies. Your fund may also sell securities short and borrow money to purchase securities. If your Fund purchases a put or call option that expires without value, the fund will have incurred an expense in the amount of the cost of the option. If the fund sells a put option that is exercised, the fund will have to purchase the security at a price greater than its market value. If the fund sells a call option that is exercised, the fund will have to sell the security at a price lower than its market value.

     If your Fund sells a security short and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, your Fund's exposure is unlimited. The more your Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of your shares will be affected. Your Fund will also incur transaction costs to engage in this practice. If your Fund borrows money to buy securities (leverages) and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of your Fund's shares will decrease faster than if your Fund had not used leverage. To repay borrowings, your Fund may have to sell securities at a time and at a price that is unfavorable. Interest on borrowings is an expense your Fund would not otherwise incur.

     After the Reorganization, you will no longer encounter these risks because Buying Fund does not sell put and covered call options, does not engage in short sales except where Buying Fund owns an equal amount of such securities and does not utilize leverage.

                          INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buyer. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares at the end of the month which is eight years after the date on which shares were purchased, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its semi-annual report to shareholders for the semi-annual period ended April 30, 2006 is set forth in Appendix III of this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the financial highlights for Buying Fund in Appendix IV attached to this Proxy Statement/Prospectus, which are more current than and should be read in lieu of the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION


     Consummation of the Reorganization (the "Closing") is expected to occur on April 23, 2007, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on April 20, 2007 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.


     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2006 and for the short taxable year beginning on November 1, 2006 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended October 31, 2006 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will redeem the outstanding shares of your Fund from shareholders in accordance with the applicable Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

BOARD CONSIDERATIONS

     AIM proposed that the Board consider the Reorganization at an in-person meeting of the Boards held on November 6-8, 2006, at which discussions of the Reorganization took place. After careful consideration and after weighing the pros and cons of the Reorganization, the Board of your Fund determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. The Board approved the Agreement and the Reorganization, based on the following anticipated benefits to shareholders:

     - The combined fund should have a greater market presence and may achieve greater operating efficiencies due to certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, being spread out over the greater assets of the combined fund. The Board noted that your Fund's net assets have declined substantially as a result of net redemptions, which raises questions about your Fund's continued viability as a stand-alone investment option, and, as a result, your Fund may not be able to achieve economies of scale unless it is combined with another fund.

     - Your Fund has undergone various investment process and portfolio management changes in recent years. While Buying Fund does not utilize short selling or leverage as investment techniques, Buying Fund has had a more enduring and stable investment process that has outperformed your Fund in the short-term.

     - The total annual operating expenses of the combined fund are expected to be lower than your Fund's current total annual operating expenses.

     The Board received from AIM written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund, and pro forma expense ratios for Buying Fund giving effect to the Reorganization. AIM also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     The Board also received additional information from AIM with respect to the following: the availability of suitable merger candidates, current litigation, contingent assets and liabilities, the calculation of pro forma expense ratios and the effect on transfer agency fees. In addition, the Board requested a follow-up report after the consummation of the Reorganization that shows the actual cost and expenses of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards available to offset future capital gains of your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     - The projected financial impact to AIM and its affiliates of the Reorganization.

     AIM proposed the Reorganization as part of an effort to consolidate the AIM Funds' small cap core/blend product offerings. In considering the Reorganization, the Board noted that the funds have identical investment objectives and utilize similar investment strategies. The Board did note that your Fund will lose the ability to sell securities short and to utilize leverage because Buying Fund is not permitted to utilize these investment techniques. As a result, the Board noted that your Fund will incur certain expenses in covering its short positions and raising cash to return its borrowings (leverage).

     The Board considered AIM's recommendation that Buying Fund be the surviving fund in the Reorganization primarily because the management team that will manage the combined fund has managed Buying Fund since 2004. In addition, over time the portfolio composition of the combined fund is expected to be more like Buying Fund's current portfolio composition as a result of the application of Buying Fund's investment process after the Reorganization. Consequently, Buying Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Reorganization. The Board also considered the relative sizes of the two funds, noting that Buying Fund has a significantly larger asset base. As of June 30, 2006, Buying Fund had net assets of approximately $448 million, compared to net assets for your Fund of approximately $198 million.

     The Board considered the performance of Buying Fund in relation to the performance of your Fund, as of June 30, 2006, and September 30, 2006. The Board noted that Buying Fund had provided better returns to its shareholders for the one- and five-year periods than your Fund. The relative performance of Class A shares of your Fund and Class A shares of Buying Fund (without sales loads) was as follows:

                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006


                            ONE YEAR   FIVE YEARS   TEN YEARS   SINCE INCEPTION    INCEPTION DATE
                            --------   ----------   ---------   ---------------    --------------


Your Fund.................     7.76%      2.36%        N/A           13.50%        June 29, 1998
Buying Fund...............    17.22%      8.49%        N/A            7.62%       August 31, 2000


              AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2006


                            ONE YEAR   FIVE YEARS   TEN YEARS   SINCE INCEPTION    INCEPTION DATE
                            --------   ----------   ---------   ---------------    --------------


Your Fund.................     1.94%       5.00%       N/A           12.58%        June 29, 1998
Buying Fund...............    12.95%      12.83%       N/A            7.41%       August 31, 2000


     For more complete performance information, including calendar year returns and benchmark comparisons, See "Comparison of Performance."

     The Board also considered the operating expenses the funds incur. As a percentage of the average daily net assets, the total annual operating expenses of Buying Fund, before giving effect to the Reorganization, are lower than the total annual operating expenses of your Fund.


     The Board noted that your Fund utilizes a performance-based advisory fee, as more fully described above under "Summary -- Comparison of Fees and Expenses -- Advisory Fees (Your Fund)," and that Buying Fund does not utilize a performance-based fee. The Board considered AIM's proposal that the investment advisory fee schedule applicable to Buying Fund apply to the combined fund. The Board noted that where your Fund's performance equals or exceeds the performance of the Russell 2000(R) Index, your Fund's advisory fee would be higher than Buying Fund's, assuming that there are no changes in your Fund's average daily net assets over the relevant performance periods. However, the Board also noted that in circumstances where your Fund underperforms the Russell 2000(R) Index, your Fund's performance-based fee could be lower than Buying Fund's advisory fee depending on changes in your Fund's average daily net assets over the relevant performance periods. As a result, shareholders of your Fund must approve the Reorganization by a "1940 Act Majority," which is explained more fully below under "Vote Necessary to Approve the Agreement."



     Based on AIM's recommendation that the Buying Fund be the surviving fund in the Reorganization, as described above, the Board noted that it would be appropriate for the combined fund to utilize the investment advisory fee schedule of Buying Fund. Buying Fund's advisory fee could, under the circumstances described above, be lower than that of your Fund, or under different circumstances, higher than that of your Fund. AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund, at combined asset levels, are expected to be lower than those of your Fund for Class A, Class B and Class C shares. The Board considered the fact that your Fund's dividend expenses attributable to securities sold short and interest expense are types of expenses not currently incurred by Buying Fund and not expected to be incurred by the combined fund. The Board noted that, excluding dividend expenses attributable to securities sold short and interest expense, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund, at combined asset levels, are expected to be higher than those of your Fund for Class A, Class B and Class C shares, respectively.


     The Board also considered, based upon historical data at a specified date, the effect of the Reorganization on the anticipated tax benefits to shareholders from the utilization of the capital loss carryforwards of your Fund and of

Buying Fund as offsets to future realized capital gains. As of June 30, 2006, your Fund's capital loss carryforwards were estimated to be zero. As of June 30, 2006, Buying Fund's net unrealized built-in gain is larger than that of your Fund, which should increase the likelihood that more gains will be distributed post-reorganization than would have been the case had the Reorganization not occurred. The Board also noted that the treatment of these tax attributes can be affected by a variety of different factors occurring after the date of the data presented to the Board (both before and after the Closing). As a result, the outcome of these matters is difficult to predict.

     The total expenses to be incurred by your Fund in connection with the Reorganization are expected to be approximately $177,000. The Board noted that AIM had agreed to pay 100% of your Fund's expenses in connection with the Reorganization. Buying Fund is expected to incur approximately $30,000 of expenses in connection with the Reorganization and will bear all of those costs and expenses.

     To determine which party would bear the expenses to be incurred in connection with the Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and your Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by your Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for your Fund's shareholders to recoup expenses incurred in the Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of your Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of your Fund and Buying Fund.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the Board meeting discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommended the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

     If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made that would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Trust and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Trust and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Trust and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Trustees of Trust and the Board of Trustees of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before September 30, 2007.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission. and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganizations will each be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     Trust and Buyer are each Delaware statutory trusts. Generally, there are no material differences between the rights of shareholders under the Agreement and Declaration of Trust and the rights of shareholders under the Buyer's Agreement and Declaration of Trust.

                                 CAPITALIZATION

     The following table sets forth, as of June 30, 2006, (i) the capitalization of each class of shares of your Fund; (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.


                                                                                     PRO FORMA
                                   YOUR FUND       BUYING FUND     PRO FORMA        BUYING FUND
                                CLASS A SHARES   CLASS A SHARES   ADJUSTMENTS     CLASS A SHARES
                                --------------   --------------   -----------     --------------


Net Assets....................   $121,945,016     $231,043,151     $ (15,470)(1)   $352,972,697
Shares Outstanding............      9,649,366       17,242,746      (547,277)(2)     26,344,835
Net Asset Value Per Share.....   $      12.64     $      13.40                     $      13.40




                                                                                      PRO FORMA
                                    YOUR FUND       BUYING FUND     PRO FORMA        BUYING FUND
                                 CLASS B SHARES   CLASS B SHARES   ADJUSTMENTS     CLASS B SHARES
                                 --------------   --------------   -----------     --------------


Net Assets.....................    $62,265,207     $127,361,911     $  (8,528)(1)   $189,618,590
Shares Outstanding.............      5,349,072        9,938,635      (488,557)(2)     14,799,150
Net Asset Value Per Share......    $     11.64     $      12.81                     $      12.81




                                                                                      PRO FORMA
                                    YOUR FUND       BUYING FUND     PRO FORMA        BUYING FUND
                                 CLASS C SHARES   CLASS C SHARES   ADJUSTMENTS     CLASS C SHARES
                                 --------------   --------------   -----------     --------------


Net Assets.....................    $14,064,941      $56,538,172     $  (3,786)(1)    $70,599,327
Shares Outstanding.............      1,206,432        4,414,018      (108,306)(2)      5,512,144
Net Asset Value Per Share......    $     11.66      $     12.81                      $     12.81


--------

   (1) AIM will bear 100% of your Fund's Reorganization expenses, therefore Net Assets have not been adjusted for any expenses expected to be incurred by your Fund in connection with the Reorganization. The Buying Fund will incur approximately $30,000 in connection with the Reorganization of which $27,784 was allocated to Buying Fund Classes A, B and C shown above based on relative net assets. Net Assets Pro Forma Adjustments include this amount.

   (2) Shares Outstanding have been adjusted for the accumulated change in the number of shares of your Fund's shareholder accounts based on the relative value of your Fund's and Buying Funds Net asset Value Per Share assuming the Reorganization would have taken place on June 30, 2006.

                                  LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                          ADDITIONAL INFORMATION ABOUT
                            BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about

Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which have been made a part of this Proxy Statement/ Prospectus by reference:
(i) see "Fund Performance" for more information about the performance of your Fund; (ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Shareholder Information" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectuses and related Statement of Additional Information is Registration No. 811-1474. Such Selling Fund Prospectuses are incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-01540. Such Buying Fund Prospectus is incorporated herein by reference.

     Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549, and at the following regional office of the SEC: 1801 California Street, Suite 4800, Denver, Colorado 80202. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.


     Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about January 31, 2007 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on January 22, 2007 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit D. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on March 15, 2007, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Trust at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreement, as recommended by the Board, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the Agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment. A shareholder vote may be taken on the Reorganization prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE THE AGREEMENT

     Approval of the Agreement and, in connection therewith, the sale of all of your Fund's assets and the termination of your Fund as a designated series of the Trust, requires a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

PROXY SOLICITATION


     Trust will solicit proxies for the Special Meeting. Trust expects to solicit proxies principally by mail, but Trust may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. AIM will bear 100% of your Fund's costs and expenses incurred in connection with the reorganization, including solicitation costs. Solicitation costs are expected to be approximately $20,000.


OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES


     A list of the name, address and percent ownership of each person who, as of January 22, 2007, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit C.



     A list of the name, address and percent ownership of each person who, as of January 22, 2007, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit D.


SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of each class of your Fund's shares and Buying Fund's shares by trustees and current executive officers of Trust can be found in Exhibits C and D, respectively.

                                    EXHIBIT A

  CLASSES OF SHARES OF YOUR FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND


                                                    CORRESPONDING CLASSES OF
      CLASSES OF SHARES OF YOUR FUND                 SHARES OF BUYING FUND
      ------------------------------                ------------------------


                 Class A                                    Class A
                 Class B                                    Class B
                 Class C                                    Class C

                                    EXHIBIT B

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE


     As of January 22, 2007, there were the following number of shares outstanding of each class of your Fund:


YOUR FUND
---------

Class A Shares:
Class B Shares:
Class C Shares:

                                    EXHIBIT C

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS


     Listed below is the name, address and percent ownership of each person who, as of January 22, 2007, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.



                                                             NUMBER OF    PERCENT OWNED OF
NAME AND ADDRESS                         CLASS OF SHARES   SHARES OWNED        RECORD*
----------------                         ---------------   ------------   ----------------














--------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES


     To the best of the knowledge of Trust, the ownership of shares of your Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of your Fund as of January 22, 2007.

                                    EXHIBIT D

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS


     Listed below is the name, address and percent ownership of each person who, as of January 22, 2007, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.



                                               CLASS OF     NUMBER OF    PERCENT OWNED
NAME AND ADDRESS                                SHARES    SHARES OWNED     OF RECORD*
----------------                               --------   ------------   -------------














--------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES


     To the best of the knowledge of Trust, the ownership of shares of your Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of your Fund as of January 22, 2007.

                                                                      APPENDIX I

                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                            AIM OPPORTUNITIES I FUND,

                             A SEPARATE PORTFOLIO OF

                         AIM SPECIAL OPPORTUNITIES FUNDS

                                NOVEMBER 8, 2006

                                TABLE OF CONTENTS



                                                                               PAGE
                                                                               ----


ARTICLE 1 DEFINITIONS.......................................................   1
  SECTION 1.1.     Definitions..............................................   1

ARTICLE 2 TRANSFER OF ASSETS................................................   4
  SECTION 2.1.     Reorganization of Selling Fund...........................   4
  SECTION 2.2.     Computation of Net Asset Value...........................   4
  SECTION 2.3.     Valuation Date...........................................   4
  SECTION 2.4.     Delivery.................................................   4
  SECTION 2.5.     Termination of Series and Redemption of Selling Fund        5
                   Shares...................................................
  SECTION 2.6.     Issuance of Buying Fund Shares...........................   5
  SECTION 2.7.     Investment Securities....................................   5
  SECTION 2.8.     Liabilities..............................................   5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER..........................   5
  SECTION 3.1.     Organization; Authority..................................   5
  SECTION 3.2.     Registration and Regulation of Seller....................   5
  SECTION 3.3.     Financial Statements.....................................   6
  SECTION 3.4.     No Material Adverse Changes; Contingent Liabilities......   6
  SECTION 3.5.     Selling Fund Shares; Business Operations.................   6
  SECTION 3.6.     Accountants..............................................   6
  SECTION 3.7.     Binding Obligation.......................................   6
  SECTION 3.8.     No Breaches or Defaults..................................   6
  SECTION 3.9.     Authorizations or Consents...............................   7
  SECTION 3.10.    Permits..................................................   7
  SECTION 3.11.    No Actions, Suits or Proceedings.........................   7
  SECTION 3.12.    Contracts................................................   7
  SECTION 3.13.    Properties and Assets....................................   7
  SECTION 3.14.    Taxes....................................................   8
  SECTION 3.15.    Benefit and Employment Obligations.......................   8
  SECTION 3.16.    Brokers..................................................   8
  SECTION 3.17.    Voting Requirements......................................   8
  SECTION 3.18.    State Takeover Statutes..................................   8
  SECTION 3.19.    Books and Records........................................   8
  SECTION 3.20.    Prospectus and Statement of Additional Information.......   8
  SECTION 3.21.    No Distribution..........................................   9
  SECTION 3.22.    Liabilities of Selling Fund..............................   9
  SECTION 3.23.    Value of Shares..........................................   9
  SECTION 3.24.    Intercompany Indebtedness; Consideration.................   9

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER...........................   9
  SECTION 4.1.     Organization; Authority..................................   9
  SECTION 4.2.     Registration and Regulation of Buyer.....................   9
  SECTION 4.3.     Financial Statements.....................................   9
  SECTION 4.4.     No Material Adverse Changes; Contingent Liabilities......   9
  SECTION 4.5.     Registration of Buying Fund Shares.......................   10
  SECTION 4.6.     Accountants..............................................   10
  SECTION 4.7.     Binding Obligation.......................................   10
  SECTION 4.8.     No Breaches or Defaults..................................   10

                                                                               PAGE
                                                                               ----

  SECTION 4.9.     Authorizations or Consents...............................   11
  SECTION 4.10.    Permits..................................................   11
  SECTION 4.11.    No Actions, Suits or Proceedings.........................   11
  SECTION 4.12.    Taxes....................................................   11
  SECTION 4.13.    Brokers..................................................   11
  SECTION 4.14.    Representations Concerning the Reorganization............   12
  SECTION 4.15.    Prospectus and Statement of Additional Information.......   12
  SECTION 4.16.    Value of Shares..........................................   12
  SECTION 4.17.    Intercompany Indebtedness; Consideration.................   12

ARTICLE 5 COVENANTS.........................................................   12
  SECTION 5.1.     Conduct of Business......................................   12
  SECTION 5.2.     Expenses.................................................   13
  SECTION 5.3.     Further Assurances.......................................   13
  SECTION 5.4.     Notice of Events.........................................   13
  SECTION 5.5.     Consents, Approvals and Filings..........................   13
  SECTION 5.6.     Submission of Agreement to Shareholders..................   13

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION........................   14
  SECTION 6.1.     Conditions Precedent of Buyer............................   14
  SECTION 6.2.     Mutual Conditions........................................   14
  SECTION 6.3.     Conditions Precedent of Seller...........................   15

ARTICLE 7 TERMINATION OF AGREEMENT..........................................   15
  SECTION 7.1.     Termination..............................................   15
  SECTION 7.2.     Survival After Termination...............................   16

ARTICLE 8 MISCELLANEOUS.....................................................   16
  SECTION 8.1.     Survival of Representations, Warranties and Covenants....   16
  SECTION 8.2.     Governing Law............................................   16
  SECTION 8.3.     Binding Effect, Persons Benefiting, No Assignment........   16
  SECTION 8.4.     Obligations of Buyer and Seller..........................   16
  SECTION 8.5.     Amendments...............................................   16
  SECTION 8.6.     Enforcement..............................................   16
  SECTION 8.7.     Interpretation...........................................   16
  SECTION 8.8.     Counterparts.............................................   17
  SECTION 8.9.     Entire Agreement; Exhibits and Schedules.................   17
  SECTION 8.10.    Notices..................................................   17
  SECTION 8.11.    Representations by Investment Adviser....................   17
  SECTION 8.12.    Successors and Assigns; Assignment.......................   18
EXHIBIT A          Excluded Liabilities of Selling Fund
SCHEDULE 2.1       Classes of Shares of Selling Fund and Corresponding
                   Classes of Shares of Buying Fund
SCHEDULE 3.4       Certain Contingent Liabilities of Selling Fund
SCHEDULE 4.4       Certain Contingent Liabilities of Buying Fund
SCHEDULE 4.5(a)    Classes of Shares of Buying Fund
SCHEDULE 4.14(b)   Permitted Reorganizations of Funds
SCHEDULE 6.2(f)    Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 8, 2006 (this "Agreement"), by and among AIM Special Opportunities Funds, a Delaware statutory trust ("Seller"), acting on behalf of AIM Opportunities I Fund ("Selling Fund"), a separate series of Seller, AIM Funds Group, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Small Cap Equity Fund ("Buying Fund"), a separate series of Buyer, and A I M Advisors, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, the Investment Adviser (as defined below) serves as the investment advisor to both Buying Fund and Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement;

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

          "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

          "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

          "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

          "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

          "Buyer" means AIM Funds Group, a Delaware statutory trust.

          "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

          "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

          "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-01540.

          "Buying Fund" means AIM Small Cap Equity Fund, a separate series of Buyer.

          "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

          "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended December 31, 2005 and the Buying Fund Semiannual Report to Shareholders dated June 30, 2006.

          "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

          "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

          "Closing Date" means March 16, 2007, or such other date as the parties may mutually agree upon.

          "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

          "Corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

          "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

          "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

          "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

          "Investment Adviser" means A I M Advisors, Inc.

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

          "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

          "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

          "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

          "NYSE" means the New York Stock Exchange.

          "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

          "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

          "Required Shareholder Vote" means, if a quorum is present, a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of such Selling Fund.

          "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

          "Seller" means AIM Special Opportunities Funds, a Delaware statutory trust.

          "Seller Custodian" means State Street Bank and Trust acting in its capacity as custodian for the assets of Selling Fund.

          "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-08697.

          "Selling Fund" means AIM Opportunities I Fund, a separate series of Seller.

          "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

          "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended October 31, 2006.

          "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

          "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

          "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

          "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

          "Termination Date" means September 30, 2007, or such later date as the parties may mutually agree upon.

          "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

          "Trustee Benefit Plans" means the Deferred Compensation Agreement for the Directors/Trustees of the AIM Funds, the AIM Funds Retirement Plan for Eligible Directors/Trustees, the Deferred Fee Agreement, the

     INVESCO Funds Retirement Plan for Independent Directors and the Deferred Retirement Plan Account Agreement.

          "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                    ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the

Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) Except for the Senior Officer Seller is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year ending October 31, 2006, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Except for the absence of, or default under, Permits (as defined below) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Seller's Board of Trustees.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Selling Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2006 and for the short taxable year beginning on November 1, 2006 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended October 31, 2006 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. Except for any obligations under the Trustee Benefit Plans and the Amended and Restated AIM Funds' Incentive/Retention Bonus Plan, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to, under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor.

     SECTION 3.24. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

     (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year ending December 31, 2005, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Except for the absence of, or default under, Permits that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Buyer's Board of Trustees.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Buying Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                    ARTICLE 5

                                    COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

     SECTION 5.2. Expenses. Buying Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Prior to the submission of the Agreement to the Boards of Trustees of Buyer and Seller for approval, the Investment Adviser, in the ordinary course of its business as a registered investment advisor operating under the Advisors Act, agreed to bear all of the costs and expenses of Selling Fund incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by Selling Fund shall not be reimbursed or paid for by the Investment Advisor unless those expenses are solely and directly related to the Reorganization. Except as provided in the preceding sentence, Selling Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Neither Selling Fund nor Buying Fund (nor any Person related to Selling Fund or Buying
Fund) will pay or assume any expenses of the Selling Fund Shareholders (including, but not limited to, any expenses of Selling Fund Shareholders that are solely and directly related to the Reorganization).

     SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications

     SECTION 5.6. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

                                    ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                    ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

          (a) by mutual written consent of Seller and Buyer; or

          (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

               (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

               (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

               (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                    ARTICLE 8

                                  MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated.

The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               AIM Special Opportunities Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: John M. Zerr

               with a copy to:


               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

          (b) If to Buyer:

               AIM Funds Group
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: John M. Zerr

               with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11.  Representations by Investment Adviser.

     (a) In its capacity as investment adviser to Seller, the Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     (b) In its capacity as investment adviser to Buyer, the Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted reorganizations of funds set forth on Schedule 4.14(b).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        AIM SPECIAL OPPORTUNITIES FUNDS, acting
                                        on behalf of AIM OPPORTUNITIES I FUND

                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Name:    Philip A. Taylor
                                            Title:  Principal Executive Officer

                                        AIM FUNDS GROUP, acting on behalf of AIM
                                        SMALL CAP EQUITY FUND

                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Name:    Philip A. Taylor
                                            Title:   Principal Executive Officer

                                        A I M ADVISORS, INC.

                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Name:    Philip A. Taylor
                                            Title:   President

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND


                                                CORRESPONDING CLASSES OF
   CLASSES OF SHARES OF SELLING FUND              SHARES OF BUYING FUND
   ---------------------------------            ------------------------


       AIM Opportunities I Fund                 AIM Small Cap Equity Fund
            Class A Shares                           Class A Shares
            Class B Shares                           Class B Shares
            Class C Shares                           Class C Shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 4.4

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                 SCHEDULE 4.5(a)

                        CLASSES OF SHARES OF BUYING FUND


   CLASSES OF SHARES OF BUYING FUND
   --------------------------------


            Class A Shares
            Class B Shares
            Class C Shares

                                SCHEDULE 4.14(B)

                       PERMITTED REORGANIZATIONS OF FUNDS

AIM Opportunities II Fund into AIM Select Equity Fund

AIM Opportunities III Fund into AIM Select Equity Fund

AIM Advantage Health Sciences Fund into AIM Global Health Care Fund

                                 SCHEDULE 6.2(F)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     Appendix II


                           AIM COUNSELOR SERIES TRUST

                    AIM Floating Rate Fund - Class A, C and R
                   Supplement dated September 20, 2006 to the
                         Prospectus dated April 14, 2006
                  as supplemented May 8, 2006 and July 5, 2006

                    AIM Multi-Sector Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                       Prospectus dated December 20, 2005
                as supplemented January 17, 2006, April 13, 2006,
                  April 21, 2006, May 8, 2006 and July 5, 2006

                 AIM Structured Core Fund - Class A, B, C and R
                AIM Structured Growth Fund - Class A, B, C and R
                 AIM Structured Value Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated March 31, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                                AIM EQUITY FUNDS

                         AIM Capital Development Fund -
                          Class A, B, C, R and Investor
                     AIM Charter Fund - Class A, B, C and R
                  AIM Constellation Fund - Class A, B, C and R
                         AIM Diversified Dividend Fund -
                          Class A, B, C, R and Investor
                        AIM Large Cap Basic Value Fund -
                          Class A, B, C, R and Investor
                           AIM Large Cap Growth Fund -
                          Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                                 AIM FUNDS GROUP

             AIM Basic Balanced Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                         Prospectus dated April 24, 2006
                    as supplemented May 1, 2006, May 8, 2006
                                and July 5, 2006

               AIM European Small Company Fund - Class A, B and C
                    AIM Global Value Fund - Class A, B and C
             AIM International Small Company Fund - Class A, B and C
               AIM Mid Cap Basic Value Fund - Class A, B, C and R
                    AIM Select Equity Fund - Class A, B and C
                 AIM Small Cap Equity Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated April 24, 2006
                  as supplemented May 8, 2006 and July 5, 2006

                                AIM GROWTH SERIES

                   AIM Basic Value Fund - Class A, B, C and R
                  AIM Global Equity Fund - Class A, B, C and R
             AIM International Allocation Fund - Class A, B, C and R
            AIM Small Cap Growth Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated April 24, 2006
                  as supplemented May 8, 2006 and July 5, 2006
             AIM Conservative Allocation Fund - Class A, B, C and R
                AIM Growth Allocation Fund - Class A, B, C and R
                AIM Income Allocation Fund - Class A, B, C and R
               AIM Moderate Allocation Fund - Class A, B, C and R
            AIM Moderate Growth Allocation Fund - Class A, B, C and R
                  AIM Moderately Conservative Allocation Fund -
                               Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated April 24, 2006
                    as supplemented May 8, 2006, July 5, 2006
                               and August 23, 2006

                         AIM INTERNATIONAL MUTUAL FUNDS

                 AIM Asia Pacific Growth Fund - Class A, B and C
                           AIM European Growth Fund -
                          Class A, B, C, R and Investor
              AIM Global Aggressive Growth Fund - Class A, B and C
                    AIM Global Growth Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                      AIM International Core Equity Fund -
                          Class A, B, C, R and Investor
               AIM International Growth Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                  as supplemented April 21, 2006, May 1, 2006,
                          May 8, 2006 and July 5, 2006

                              AIM INVESTMENT FUNDS

                 AIM Developing Markets Fund - Class A, B and C
                 AIM Trimark Endeavor Fund - Class A, B, C and R
                     AIM Trimark Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

             AIM Trimark Small Companies Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                       Prospectus dated February 28, 2006
                 as supplemented March 24, 2006, April 21, 2006,
                          May 8, 2006 and July 5, 2006

                        AIM China Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                         Prospectus dated March 31, 2006
                  as supplemented April 21, 2006, May 8, 2006,
                         June 27, 2006 and July 5, 2006

                 AIM Enhanced Short Bond Fund - Class A, C and R
                   Supplement dated September 20, 2006 to the
                         Prospectus dated March 31, 2006
                 as supplemented April 21, 2006 and May 8, 2006

                 AIM International Bond Fund - Class A, B and C
                        AIM Japan Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated March 31, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                                                                    Appendix III


                           AIM COUNSELOR SERIES TRUST

                    AIM Floating Rate Fund - Class A, C and R
                   Supplement dated September 20, 2006 to the
                         Prospectus dated April 14, 2006
                  as supplemented May 8, 2006 and July 5, 2006

                    AIM Multi-Sector Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                       Prospectus dated December 20, 2005
                as supplemented January 17, 2006, April 13, 2006,
                  April 21, 2006, May 8, 2006 and July 5, 2006

                 AIM Structured Core Fund - Class A, B, C and R
                AIM Structured Growth Fund - Class A, B, C and R
                 AIM Structured Value Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated March 31, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                                AIM EQUITY FUNDS

                         AIM Capital Development Fund -
                          Class A, B, C, R and Investor
                     AIM Charter Fund - Class A, B, C and R
                  AIM Constellation Fund - Class A, B, C and R
                         AIM Diversified Dividend Fund -
                          Class A, B, C, R and Investor
                        AIM Large Cap Basic Value Fund -
                          Class A, B, C, R and Investor
                           AIM Large Cap Growth Fund -
                          Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                                 AIM FUNDS GROUP

             AIM Basic Balanced Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                         Prospectus dated April 24, 2006
                    as supplemented May 1, 2006, May 8, 2006
                                and July 5, 2006

               AIM European Small Company Fund - Class A, B and C
                    AIM Global Value Fund - Class A, B and C
             AIM International Small Company Fund - Class A, B and C
               AIM Mid Cap Basic Value Fund - Class A, B, C and R
                    AIM Select Equity Fund - Class A, B and C
                 AIM Small Cap Equity Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated April 24, 2006
                  as supplemented May 8, 2006 and July 5, 2006

                                AIM GROWTH SERIES

                   AIM Basic Value Fund - Class A, B, C and R
                  AIM Global Equity Fund - Class A, B, C and R
             AIM International Allocation Fund - Class A, B, C and R
            AIM Small Cap Growth Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated April 24, 2006
                  as supplemented May 8, 2006 and July 5, 2006
             AIM Conservative Allocation Fund - Class A, B, C and R
                AIM Growth Allocation Fund - Class A, B, C and R
                AIM Income Allocation Fund - Class A, B, C and R
               AIM Moderate Allocation Fund - Class A, B, C and R
            AIM Moderate Growth Allocation Fund - Class A, B, C and R
                  AIM Moderately Conservative Allocation Fund -
                               Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated April 24, 2006
                    as supplemented May 8, 2006, July 5, 2006
                               and August 23, 2006

                         AIM INTERNATIONAL MUTUAL FUNDS

                 AIM Asia Pacific Growth Fund - Class A, B and C
                           AIM European Growth Fund -
                          Class A, B, C, R and Investor
              AIM Global Aggressive Growth Fund - Class A, B and C
                    AIM Global Growth Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                      AIM International Core Equity Fund -
                          Class A, B, C, R and Investor
               AIM International Growth Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                  as supplemented April 21, 2006, May 1, 2006,
                          May 8, 2006 and July 5, 2006

                              AIM INVESTMENT FUNDS

                 AIM Developing Markets Fund - Class A, B and C
                 AIM Trimark Endeavor Fund - Class A, B, C and R
                     AIM Trimark Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

             AIM Trimark Small Companies Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                       Prospectus dated February 28, 2006
                 as supplemented March 24, 2006, April 21, 2006,
                          May 8, 2006 and July 5, 2006

                        AIM China Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                         Prospectus dated March 31, 2006
                  as supplemented April 21, 2006, May 8, 2006,
                         June 27, 2006 and July 5, 2006

                 AIM Enhanced Short Bond Fund - Class A, C and R
                   Supplement dated September 20, 2006 to the
                         Prospectus dated March 31, 2006
                 as supplemented April 21, 2006 and May 8, 2006

                 AIM International Bond Fund - Class A, B and C
                        AIM Japan Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated March 31, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                         AIM INVESTMENT SECURITIES FUNDS

                AIM Global Real Estate Fund - Class A, B, C and R
                AIM Money Market Fund - AIM Cash Reserve Shares,
                           Class B, C, R and Investor
              AIM Real Estate Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                       Prospectuses dated October 25, 2005
                as supplemented December 8, 2005, April 21, 2006,
                           May 8, 2006 and July 5, 206

                AIM High Yield Fund - Class A, B, C and Investor
                       AIM Intermediate Government Fund -
                          Class A, B, C, R and Investor
              AIM Municipal Bond Fund - Class A, B, C and Investor
                   Supplement dated September 20, 2006 to the
                       Prospectuses dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006,
                  April 21, 2006, May 8, 2006 and July 5, 2006

                AIM Total Return Bond Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                       Prospectuses dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006,
            April 21, 2006, May 1, 2006, May 8, 2006 and July 5, 2006

               AIM Limited Maturity Treasury Fund - Class A and A3
                   Supplement dated September 20, 2006 to the
                        Prospectus dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006,
                         April 21, 2006 and May 8, 2006

                   AIM Short Term Bond Fund - Class A, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectus dated October 25, 2005
                             as revised June 9, 2006

                                AIM SECTOR FUNDS

                  AIM Energy Fund - Class A, B, C and Investor
            AIM Financial Services Fund - Class A, B, C and Investor
                AIM Leisure Fund - Class A, B, C, R and Investor
                AIM Technology Fund - Class A, B, C and Investor
                 AIM Utilities Fund - Class A, B, C and Investor
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated July 31, 2006

                         AIM SPECIAL OPPORTUNITIES FUNDS

                   AIM Opportunities I Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                       Prospectus dated February 28, 2006
                  as supplemented April 21, 2006, May 8, 2006,
                          June 2, 2006 and July 5, 2006
                  AIM Opportunities II Fund - Class A, B and C
                  AIM Opportunities III Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                  as supplemented April 21, 2006, May 8, 2006,
                  June 2, 2006, June 30, 2006 and July 5, 2006

                                 AIM STOCK FUNDS

                AIM Dynamics Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                        Prospectus dated October 25, 2005
                as supplemented December 8, 2006, April 21, 2006,
                          May 8, 2006 and July 5, 2006

                     AIM S&P 500 Index Fund - Investor Class
                   Supplement dated September 20, 2006 to the
                        Prospectus dated October 25, 2005
               as supplemented December 8, 2005, January 31, 2006,
                         April 21, 2006 and May 8, 2006

                       AIM SUMMIT FUND - Class A, B and C
                   Supplement dated September 20, 2006 to the
                       Prospectus dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                              AIM TAX-EXEMPT FUNDS

                AIM High Income Municipal Fund - Class A, B and C
                 AIM Tax-Exempt Cash Fund - Class A and Investor
                 AIM Tax-Free Intermediate Fund - Class A and A3
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated July 31, 2006

                          AIM TREASURER'S SERIES TRUST

                       Premier Portfolio - Investor Class
                  Premier Tax-Exempt Portfolio - Investor Class
            Premier U.S. Government Money Portfolio - Investor Class
                   Supplement dated September 20, 2006 to the
                       Prospectus dated December 20, 2005
                 as supplemented April 21, 2006 and May 8, 2006

Effective December 29, 2006, shareholders of AIM Advantage Health Sciences Fund, AIM Global Health Care Fund and AIM Gold & Precious Metals Fund may be charged a 2% redemption fee (on redemption proceeds) if shares are redeemed, including redeeming by exchange, within 30 days of their purchase.

Also effective December 29, 2006, AIM Advantage Health Sciences Fund, AIM Global Health Care Fund and AIM Gold & Precious Metals Fund are added to the list of funds appearing immediately under the heading "SHAREHOLDER INFORMATION - REDEEMING SHARES - REDEMPTION FEE" in the prospectus.

                           AIM COUNSELOR SERIES TRUST

              AIM Advantage Health Sciences Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
               Prospectus dated December 20, 2005 as supplemented
                        January 17, 2006, April 21, 2006
                                 and May 8, 2006

                    AIM Multi-Sector Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
               Prospectus dated December 20, 2005 as supplemented
                January 17, 2006, April 13, 2006, April 21, 2006,
                                 and May 8, 2006

                 AIM Structured Core Fund - Class A, B, C and R
                AIM Structured Growth Fund - Class A, B, C and R
                 AIM Structured Value Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
                Prospectuses dated March 31, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

                                AIM EQUITY FUNDS

          AIM Capital Development Fund - Class A, B, C, R and Investor
                     AIM Charter Fund - Class A, B, C and R
                  AIM Constellation Fund - Class A, B, C and R
          AIM Diversified Dividend Fund - Class A, B, C, R and Investor
         AIM Large Cap Basic Value Fund - Class A, B, C, R and Investor
            AIM Large Cap Growth Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
              Prospectuses dated February 28, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

                                 AIM FUNDS GROUP

               AIM European Small Company Fund - Class A, B and C
                    AIM Global Value Fund - Class A, B and C
             AIM International Small Company Fund - Class A, B and C
               AIM Mid Cap Basic Value Fund - Class A, B, C and R
                    AIM Select Equity Fund - Class A, B and C
                 AIM Small Cap Equity Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
                        Prospectuses dated April 24, 2006
                           as supplemented May 8, 2006

             AIM Basic Balanced Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
                 Prospectus dated April 24, 2006 as supplemented
                           May 1, 2006 and May 8, 2006

                                AIM GROWTH SERIES

                   AIM Basic Value Fund - Class A, B, C and R
             AIM Conservative Allocation Fund - Class A, B, C and R
                  AIM Global Equity Fund - Class A, B, C and R
                AIM Growth Allocation Fund - Class A, B, C and R
                AIM Income Allocation Fund - Class A, B, C and R
             AIM International Allocation Fund - Class A, B, C and R
               AIM Mid Cap Core Equity Fund - Class A, B, C and R
               AIM Moderate Allocation Fund - Class A, B, C and R
            AIM Moderate Growth Allocation Fund - Class A, B, C and R
                  AIM Moderately Conservative Allocation Fund -
                               Class A, B, C and R
            AIM Small Cap Growth Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
                        Prospectuses dated April 24, 2006
                           as supplemented May 8, 2006

                         AIM INTERNATIONAL MUTUAL FUNDS

                 AIM Asia Pacific Growth Fund - Class A, B and C
            AIM European Growth Fund - Class A, B, C, R and Investor
              AIM Global Aggressive Growth Fund - Class A, B and C
                    AIM Global Growth Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
                      Prospectuses dated February 28, 2006
                 as supplemented April 21, 2006 and May 8, 2006

       AIM International Core Equity Fund - Class A, B, C, R and Investor
               AIM International Growth Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
              Prospectuses dated February 28, 2006 as supplemented
                   April 21, 2006, May 1, 2006 and May 8, 2006

                              AIM INVESTMENT FUNDS

                        AIM China Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
                 Prospectus dated March 31, 2006 as supplemented
                  April 21, 2006, May 8, 2006 and June 27, 2006

                 AIM International Bond Fund - Class A, B and C
                        AIM Japan Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
                Prospectuses dated March 31, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

                 AIM Developing Markets Fund - Class A, B and C
            AIM Global Health Care Fund - Class A, B, C and Investor
                 AIM Trimark Endeavor Fund - Class A, B, C and R
                     AIM Trimark Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
              Prospectuses dated February 28, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

             AIM Trimark Small Companies Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
               Prospectus dated February 28, 2006 as supplemented
                 March 24, 2006, April 21, 2006 and May 8, 2006

                         AIM INVESTMENT SECURITIES FUNDS

                AIM Global Real Estate Fund - Class A, B, C and R
                AIM Money Market Fund - AIM Cash Reserve Shares,
                           Class B, C, R and Investor
              AIM Real Estate Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
               Prospectuses dated October 25, 2005 as supplemented
                December 8, 2005, April 21, 2006 and May 8, 2006

                AIM High Yield Fund - Class A, B, C and Investor
                       AIM Intermediate Government Fund -
                          Class A, B, C, R and Investor
              AIM Municipal Bond Fund - Class A, B, C and Investor
                      Supplement dated July 5, 2006 to the
               Prospectuses dated October 25, 2005 as supplemented
                       December 8, 2005, March 31, 2006,
                         April 21, 2006 and May 8, 2006

                 AIM Income Fund - Class A, B, C, R and Investor
                AIM Total Return Bond Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
               Prospectuses dated October 25, 2005 as supplemented
               December 8, 2005, March 31, 2006, April 21, 2006,
                          May 1, 2006 and May 8, 2006

                                AIM SECTOR FUNDS

                  AIM Energy Fund - Class A, B, C and Investor
            AIM Financial Services Fund - Class A, B, C and Investor
          AIM Gold & Precious Metals Fund - Class A, B, C and Investor
                AIM Leisure Fund - Class A, B, C, R and Investor
                AIM Technology Fund - Class A, B, C and Investor
                 AIM Utilities Fund - Class A, B, C and Investor
                      Supplement dated July 5, 2006 to the
                Prospectus dated October 25, 2005 as supplemented
                        December 8, 2005, March 31, 2006,
                 April 13, 2006, April 21, 2006 and May 8, 2006

                         AIM SPECIAL OPPORTUNITIES FUNDS

                   AIM Opportunities I Fund - Class A, B and C
                  AIM Opportunities II Fund - Class A, B and C
                  AIM Opportunities III Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
              Prospectuses dated February 28, 2006 as supplemented
           April 21, 2006, May 8, 2006, June 2, 2006 and June 30, 2006

                                 AIM STOCK FUNDS

                AIM Dynamics Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
                Prospectus dated October 25, 2005 as supplemented
                December 8, 2005, April 21, 2006 and May 8, 2006

                       AIM SUMMIT FUND - Class A, B and C
                      Supplement dated July 5, 2006 to the
               Prospectus dated February 28, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

                              AIM TAX-EXEMPT FUNDS

                AIM High Income Municipal Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
                    Prospectus dated July 29, 2005 as revised
                       April 13, 2006 and as supplemented
                         April 21, 2006 and May 8, 2006

The Boards of Trustees for the series portfolios listed above (each, a "Fund") approved the conversion of certain Class B shares (the "Legacy Class B Shares") of the Funds into Class A shares of such Fund and in the case of AIM Money Market Fund, into AIM Cash Reserve Shares. The Legacy Class B Shares are those Class B shares that were acquired by (i) exchange offer from the closed-end fund predecessor of AIM Floating Rate Fund, or (ii) exchange offer from another Fund if such shares were previously acquired by exchange offer from the closed-end fund predecessor of AIM Floating Rate Fund. The conversion of the Legacy Class B Shares to Class A shares or AIM Cash Reserve Shares, as applicable, is scheduled to occur July 27, 2006 at 5:00 p.m. Eastern time (the "Conversion Date"). On the Conversion Date, each shareholder of record of Legacy Class B Shares of a Fund will receive that number of Class A shares of such Fund or AIM Cash Reserve shares of AIM Money Market Fund having an aggregate net asset value equal to the net asset value of the Legacy Class B Shares of such Fund held by such shareholder immediately prior to the Conversion Date. No Fund or holder of Legacy Class B Shares is expected to recognize gain or loss for federal income tax purposes in connection with the Legacy Class B Shares conversion.

After the conversion, and as a result of owning Class A shares, the 12b-1 fees paid by former holders of Legacy Class B Shares will be reduced from 1.00% to 0.25%.

                                    * * * * *

Effective July 17, 2006, you will not pay a contingent deferred sales charge if you redeem Class B shares that were acquired by (i) exchange offer from the closed-end fund predecessor of AIM Floating Rate Fund, or (ii) exchange offer from another series portfolio listed above if such shares were previously acquired by exchange offer from the closed-end fund predecessor of AIM Floating Rate Fund.

                           AIM COUNSELOR SERIES TRUST

                  AIM Advantage Health Sciences Fund - Class A,
                     B and C Supplement dated May 8, 2006 to
                     the Prospectus dated December 20, 2005
               as supplemented January 17, 2006 and April 21, 2006

                   AIM Floating Rate Fund-Class A, B1, C and R
                       Supplement dated May 8, 2006 to the
                         Prospectus dated April 14, 2006

                    AIM Multi-Sector Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                       Prospectus dated December 20, 2005
                as supplemented January 17, 2006, April 13, 2006
                               and April 21, 2006

                 AIM Structured Core Fund - Class A, B, C and R
                AIM Structured Growth Fund - Class A, B, C and R
                 AIM Structured Value Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated March 31, 2006 as
                           supplemented April 21, 2006

                                AIM EQUITY FUNDS

                 AIM Capital Development Fund - Class A, B, C, R
               and Investor AIM Charter Fund - Class A, B, C and R
                  AIM Constellation Fund - Class A, B, C and R
          AIM Diversified Dividend Fund - Class A, B, C, R and Investor
         AIM Large Cap Basic Value Fund - Class A, B, C, R and Investor
            AIM Large Cap Growth Fund - Class A, B, C, R and Investor
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                         as supplemented April 21, 2006

                                 AIM FUNDS GROUP

                AIM European Small Company Fund - Class A, B and
                   C AIM Global Value Fund - Class A, B and C
             AIM International Small Company Fund - Class A, B and C
               AIM Mid Cap Basic Value Fund - Class A, B, C and R
                    AIM Select Equity Fund - Class A, B and C
                 AIM Small Cap Equity Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                        Prospectuses dated April 24, 2006

                   AIM Basic Balanced Fund - Class A, B, C, R
                and Investor Supplement dated May 8, 2006 to the
                         Prospectus dated April 24, 2006
                           as supplemented May 1, 2006

                                AIM GROWTH SERIES

                 AIM Basic Value Fund - Class A, B, C and R AIM
               Conservative Allocation Fund - Class A, B, C and R
                  AIM Global Equity Fund - Class A, B, C and R
                AIM Growth Allocation Fund - Class A, B, C and R
                AIM Income Allocation Fund - Class A, B, C and R
                AIM International Allocation Fund - Class A, B, C
            and R AIM Mid Cap Core Equity Fund - Class A, B, C and R
               AIM Moderate Allocation Fund - Class A, B, C and R
            AIM Moderate Growth Allocation Fund - Class A, B, C and R
        AIM Moderately Conservative Allocation Fund - Class A, B, C and R
            AIM Small Cap Growth Fund - Class A, B, C, R and Investor
                       Supplement dated May 8, 2006 to the
                        Prospectuses dated April 24, 2006

                         AIM INTERNATIONAL MUTUAL FUNDS

                 AIM Asia Pacific Growth Fund - Class A, B and C
            AIM European Growth Fund - Class A, B, C, R and Investor
              AIM Global Aggressive Growth Fund - Class A, B and C
                    AIM Global Growth Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                         as supplemented April 21, 2006

       AIM International Core Equity Fund - Class A, B, C, R and Investor
               AIM International Growth Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                 as supplemented April 21, 2006 and May 1, 2006

                              AIM INVESTMENT FUNDS

                        AIM China Fund - Class A, B and C
                 AIM Enhanced Short Bond Fund - Class A, C and R
                 AIM International Bond Fund - Class A, B and C
                        AIM Japan Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                        Prospectuses dated March 31, 2006
                         as supplemented April 21, 2006

                 AIM Developing Markets Fund - Class A, B and C
            AIM Global Health Care Fund - Class A, B, C and Investor
                 AIM Trimark Endeavor Fund - Class A, B, C and R
                     AIM Trimark Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                         as supplemented April 21, 2006

             AIM Trimark Small Companies Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                       Prospectus dated February 28, 2006
                as supplemented March 24, 2006 and April 21, 2006

                         AIM INVESTMENT SECURITIES FUNDS

                AIM Global Real Estate Fund - Class A, B, C and R
                AIM Money Market Fund - AIM Cash Reserve Shares,
                           Class B, C, R and Investor
              AIM Real Estate Fund - Class A, B, C, R and Investor
                       Supplement dated May 8, 2006 to the
                       Prospectuses dated October 25, 2005
                        as supplemented December 8, 2005
                               and April 21, 2006

                AIM High Yield Fund - Class A, B, C and Investor
                       AIM Intermediate Government Fund -
                          Class A, B, C, R and Investor
               AIM Limited Maturity Treasury Fund - Class A and A3
              AIM Municipal Bond Fund - Class A, B, C and Investor
                       Supplement dated May 8, 2006 to the
                       Prospectuses dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006
                               and April 21, 2006

                 AIM Income Fund - Class A, B, C, R and Investor
                AIM Total Return Bond Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                       Prospectuses dated October 25, 2005
           as supplemented December 8, 2005, March 31, 2006, April 21,
                              2006 and May 1, 2006

                   AIM Short Term Bond Fund - Class A, C and R
                       Supplement dated May 8, 2006 to the
                        Prospectus dated October 25, 2005
               as supplemented December 8, 2005, February 3, 2006,
                        March 31, 2006 and April 21, 2006

                                AIM SECTOR FUNDS

                  AIM Energy Fund - Class A, B, C and Investor
            AIM Financial Services Fund - Class A, B, C and Investor
          AIM Gold & Precious Metals Fund - Class A, B, C and Investor
                AIM Leisure Fund - Class A, B, C, R and Investor
                AIM Technology Fund - Class A, B, C and Investor
                 AIM Utilities Fund - Class A, B, C and Investor
                       Supplement dated May 8, 2006 to the
                        Prospectus dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006
                        April 13, 2006 and April 21, 2006

                         AIM SPECIAL OPPORTUNITIES FUNDS

                   AIM Opportunities I Fund - Class A, B and C
                  AIM Opportunities II Fund - Class A, B and C
                  AIM Opportunities III Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                         as supplemented April 21, 2006

                                 AIM STOCK FUNDS

                    AIM Dynamics Fund - Class A, B, C, R and
                  Investor Supplement dated May 8, 2006 to the
                        Prospectus dated October 25, 2005
               as supplemented December 8, 2005 and April 21, 2006

                     AIM S&P 500 Index Fund - Investor Class
                       Supplement dated May 8, 2006 to the
                        Prospectus dated October 25, 2005
                        as supplemented December 8, 2005,
                       January 31, 2006 and April 21, 2006

                       AIM SUMMIT FUND - Class A, B and C
                       Supplement dated May 8, 2006 to the
                       Prospectus dated February 28, 2006
                         as supplemented April 21, 2006

                              AIM TAX-EXEMPT FUNDS

                AIM High Income Municipal Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                         Prospectus dated July 29, 2005
                          as revised April 13, 2006 and
                         as supplemented April 21, 2006

                 AIM Tax-Exempt Cash Fund - Class A and Investor
                       Supplement dated May 8, 2006 to the
                         Prospectus dated July 29, 2005
                        as supplemented December 8, 2005,
                      December 23, 2005 and April 21, 2006

                 AIM Tax-Free Intermediate Fund - Class A and A3
                       Supplement dated May 8, 2006 to the
                         Prospectus dated July 29, 2005
              as supplemented December 8, 2005, December 23, 2005,
                        March 31, 2006 and April 21, 2006

                          AIM TREASURER'S SERIES TRUST

                       Premier Portfolio - Investor Class
                  Premier Tax-Exempt Portfolio - Investor Class
            Premier U.S. Government Money Portfolio - Investor Class
                       Supplement dated May 8, 2006 to the
                       Prospectus dated December 20, 2005
                         as supplemented April 21, 2006

Reference is made to the "SHAREHOLDER INFORMATION - REDEEMING SHARES - Permitted Exchanges" section of the above referenced prospectuses.

Class B1 Shares of AIM Floating Rate Fund may be exchanged for Class A, Class A3, Investor Class or AIM Cash Reserve Shares. Exceptions are: (1) Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund are currently closed to new investors and (2) Investor Class Shares are currently offered to new investors only on a limited basis (see "SHAREHOLDER INFORMATION - PURCHASING SHARES - Grandfathered Investors" section of the above referenced prospectuses). You will not pay a sales charge, contingent deferred sales charge or other sales charge when exchanging such Class B1 shares.

Class B1 Shares of AIM Floating Rate Fund may not be exchanged for Class B, Class C, Class P, Class R or Institutional Class Shares.

                                                       AIM SMALL CAP EQUITY FUND

                                                                     PROSPECTUS
                                                                 APRIL 24, 2006

AIM Small Cap Equity Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4

Expense Example                                      4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5

------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------

FUND MANAGEMENT                                      7
------------------------------------------------------

The Advisor                                          7

Advisor Compensation                                 7

Portfolio Manager(s)                                 7

OTHER INFORMATION                                    8
------------------------------------------------------

Sales Charges                                        8

Dividends and Distributions                          8
Future Limited Fund Offering                         8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-8

Redeeming Shares                                  A-10

Exchanging Shares                                 A-13

Pricing of Shares                                 A-16

Taxes                                             A-17

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000--Registered Trademark-- Index is widely regarded as representative of small cap stocks. Under normal conditions, the top 10 holdings may comprise up to 25% of the fund's total assets. The fund may invest up to 25% of its total assets in foreign securities.

    Among factors which the portfolio managers may consider when purchasing securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered small-cap company securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................    8.92%
2002...................................................................  -19.23%
2003...................................................................   46.17%
2004...................................................................    9.45%
2005...................................................................    6.58%

(1) The fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs). There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.



    The Class A shares' year-to-date total return as of March 31, 2006 was 10.93%.

    During the periods shown in the bar chart, the highest quarterly return was 20.83% (quarter ended June 30, 2001) and the lowest quarterly return was -23.45% (quarter ended September 30, 2002).

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------------------------------------------
(for the periods ended December 31,                                  SINCE          INCEPTION
2005)                                       1 YEAR      5 YEARS     INCEPTION          DATE
------------------------------------------------------------------------------------------------
Class A                                                                               08/31/00
  Return Before Taxes                         0.76%       7.24%         5.45%
  Return After Taxes on Distributions        (0.88)       6.79          5.04
  Return After Taxes on Distributions
     and Sale of Fund Shares                  2.45        6.24          4.68
Class B                                                                               08/31/00
  Return Before Taxes                         1.15        7.41          5.70
Class C                                                                               08/31/00
  Return Before Taxes                         4.86        7.69          5.83
Class R(2)                                                                            08/31/00(2)
  Return Before Taxes                         6.48        8.23          6.36
------------------------------------------------------------------------------------------------
S&P 500 Index(3)                              4.91        0.54         (2.01)(6)      08/31/00(6)
Russell 2000--Registered Trademark--
  Index(3,4)                                  4.55        8.22          5.66(6)       08/31/00(6)
Lipper Small-Cap Core Fund Index(3,5)         7.56        9.19          7.20(6)       08/31/00(6)
------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.


(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) The return shown for the one year period is the historical performance of the fund's Class R shares. The returns shown other periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 2000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Small-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index. This index is widely recognized as representative of small-cap stocks.
(5) The Lipper Small-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small Cap Core classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index, which was incepted in 1994, consists of 600 small cap domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index, with each stock's weight in the Index proportionate to its market value.
(6) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         5.50%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1)    5.00%      1.00%      None(1)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.85%     0.85%     0.85%     0.85%

Distribution and/or
Service (12b-1) Fees(3)                     0.25      1.00      1.00      0.50

Other Expenses                              0.47      0.47      0.47      0.47

Total Annual Fund
Operating Expenses                          1.57      2.32      2.32      1.82

Fee Waiver(4)                               0.11      0.11      0.11      0.11

Net Annual Fund Operating Expenses          1.46      2.21      2.21      1.71
--------------------------------------------------------------------------------

(1) A contingent deferred sales charge may apply in some cases. See "Shareholder Information--Choosing a Share Class--Sales Charges."
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.
(4) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, which fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion.)
If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $690     $986     $1,316     $2,276
Class B                                      724      991      1,397      2,431
Class C                                      324      691      1,197      2,619
Class R                                      174      539        941      2,098
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $690     $986     $1,316     $2,276
Class B                                      224      691      1,197      2,431
Class C                                      224      691      1,197      2,619
Class R                                      174      539        941      2,098
--------------------------------------------------------------------------------

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

- You invest $10,000 in the fund and hold it for the entire 10 year period;

- Your investment has a 5% return before expenses each year;

- The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;

- Hypotheticals both with and without any applicable initial sales charge applied (see "Shareholder Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

- There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.46%        1.46%        1.46%        1.46%        1.57%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                          (1.96)%        1.51%        5.10%        8.82%       12.56%
End of Year Balance              $ 9,784.53   $10,130.90   $10,489.54   $10,860.87   $11,233.39
Estimated Annual Expenses        $   690.41   $   145.38   $   150.53   $   155.86   $   173.44
-----------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)               1.57%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           16.42%       20.41%       24.54%       28.81%       33.23%
End of Year Balance              $11,618.70   $12,017.22   $12,429.41   $12,855.74   $13,296.69
Estimated Annual Expenses        $   179.39   $   185.54   $   191.91   $   198.49   $   205.30
-----------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                            YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.46%        1.46%        1.46%        1.46%        1.57%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.54%        7.21%       11.00%       14.93%       18.87%
End of Year Balance              $10,354.00   $10,720.53   $11,100.04   $11,492.98   $11,887.19
Estimated Annual Expenses        $   148.58   $   153.84   $   159.29   $   164.93   $   183.53
-----------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                            YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.57%        1.57%        1.57%        1.57%        1.57%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           22.95%       27.17%       31.53%       36.04%       40.71%
End of Year Balance              $12,294.92   $12,716.64   $13,152.82   $13,603.96   $14,070.57
Estimated Annual Expenses        $   189.83   $   196.34   $   203.08   $   210.04   $   217.25
-----------------------------------------------------------------------------------------------

CLASS B(2)                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               2.21%        2.21%        2.21%        2.21%        2.32%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.79%        5.66%        8.61%       11.64%       14.63%
End of Year Balance              $10,279.00   $10,565.78   $10,860.57   $11,163.58   $11,462.76
Estimated Annual Expenses        $   224.08   $   230.33   $   236.76   $   243.37   $   262.47
-----------------------------------------------------------------------------------------------

CLASS B(2)                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               2.32%        2.32%        2.32%        1.57%        1.57%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           17.70%       20.85%       24.09%       28.35%       32.75%
End of Year Balance              $11,769.97   $12,085.40   $12,409.29   $12,834.93   $13,275.17
Estimated Annual Expenses        $   269.50   $   276.72   $   284.14   $   198.17   $   204.96
-----------------------------------------------------------------------------------------------

CLASS C(2)                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               2.21%        2.21%        2.21%        2.21%        2.32%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.79%        5.66%        8.61%       11.64%       14.63%
End of Year Balance              $10,279.00   $10,565.78   $10,860.57   $11,163.58   $11,462.76
Estimated Annual Expenses        $   224.08   $   230.33   $   236.76   $   243.37   $   262.47
-----------------------------------------------------------------------------------------------

CLASS C(2)                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               2.32%        2.32%        2.32%        2.32%        2.32%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           17.70%       20.85%       24.09%       27.42%       30.83%
End of Year Balance              $11,769.97   $12,085.40   $12,409.29   $12,741.86   $13,083.34
Estimated Annual Expenses        $   269.50   $   276.72   $   284.14   $   291.75   $   299.57
-----------------------------------------------------------------------------------------------

CLASS R                            YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.71%        1.71%        1.71%        1.71%        1.82%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.29%        6.69%       10.20%       13.82%       17.44%
End of Year Balance              $10,329.00   $10,668.82   $11,019.83   $11,382.38   $11,744.34
Estimated Annual Expenses        $   173.81   $   179.53   $   185.44   $   191.54   $   210.45
-----------------------------------------------------------------------------------------------

CLASS R                            YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.82%        1.82%        1.82%        1.82%        1.82%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           21.18%       25.03%       29.01%       33.11%       37.34%
End of Year Balance              $12,117.81   $12,503.16   $12,900.76   $13,311.00   $13,734.29
Estimated Annual Expenses        $   217.15   $   224.05   $   231.18   $   238.53   $   246.11
-----------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through five for Class B and year one for Class C, have not been deducted.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney general, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2005, the advisor received compensation of 0.74% of average daily net assets.
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's annual report to the shareholders for the twelve-month period ended December 31, 2005.

PORTFOLIO MANAGER(S)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank.

Effective May 1, 2006, Michael Chapman will be removed and Juan R. Hartsfield will be added as a portfolio manager of the fund. Mr. Hartsfield has been responsible for the fund since 2006 and has been associated with the advisor and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

    They are assisted by the advisor's Small Cap Core/Growth Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http//www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Small Cap Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE LIMITED FUND OFFERING
Due to sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares. During closed periods, the fund may impose different standards for additional investments.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

    For a discussion of how investments in IPO's affected the funds performance, see the "Performance Information" section of this prospectus.

                                                                        CLASS A
                                          --------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                            2005           2004           2003           2002           2001
                                          --------       --------       --------       --------       --------
Net asset value, beginning of period      $  12.80       $  12.03       $   8.23       $  10.19       $   9.36
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.10)         (0.09)(a)      (0.09)(a)      (0.05)(a)      (0.05)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.96           1.22           3.89          (1.91)          0.88
==============================================================================================================
    Total from investment operations          0.86           1.13           3.80          (1.96)          0.83
==============================================================================================================
Less distributions from net realized
  gains                                      (1.40)         (0.36)            --             --          (0.00)
==============================================================================================================
Net asset value, end of period            $  12.26       $  12.80       $  12.03       $   8.23       $  10.19
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                               6.58%          9.45%         46.17%        (19.23)%         8.92%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $218,915       $247,581       $266,284       $140,652       $105,146
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                            1.51%(c)       1.53%          1.77%          1.67%          1.78%
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                            1.62%(c)       1.64%          1.77%          1.67%          1.78%
==============================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.84)%(c)     (0.77)%        (0.89)%        (0.54)%        (0.57)%
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                         52%           124%           112%           117%           123%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $225,723,379.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                       CLASS B
                                          ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------------
                                            2005           2004           2003          2002          2001
                                          --------       --------       --------       -------       -------
Net asset value, beginning of period      $  12.42       $  11.77       $   8.11       $ 10.11       $  9.33
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.19)         (0.18)(a)      (0.15)(a)     (0.11)(a)     (0.11)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.94           1.19           3.81         (1.89)         0.89
============================================================================================================
    Total from investment operations          0.75           1.01           3.66         (2.00)         0.78
============================================================================================================
Less distributions from net realized
  gains                                      (1.40)         (0.36)            --            --            --
============================================================================================================
Net asset value, end of period            $  11.77       $  12.42       $  11.77       $  8.11       $ 10.11
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                               5.89%          8.64%         45.13%       (19.78)%        8.36%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $131,547       $156,450       $177,811       $99,551       $64,012
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                            2.21%(c)       2.27%          2.42%         2.32%         2.44%
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                            2.32%(c)       2.29%          2.42%         2.32%         2.44%
============================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.54)%(c)     (1.51)%        (1.54)%       (1.19)%       (1.23)%
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                         52%           124%           112%          117%          123%
____________________________________________________________________________________________________________
============================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $138,354,957.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                      CLASS C
                                          ---------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                           2005          2004          2003          2002          2001
                                          -------       -------       -------       -------       -------
Net asset value, beginning of period      $ 12.42       $ 11.77       $  8.11       $ 10.10       $  9.34
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.19)        (0.18)(a)     (0.15)(a)     (0.11)(a)     (0.11)(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.93          1.19          3.81         (1.88)         0.87
=========================================================================================================
    Total from investment operations         0.74          1.01          3.66         (1.99)         0.76
=========================================================================================================
Less distributions from net realized
  gains                                     (1.40)        (0.36)           --            --            --
=========================================================================================================
Net asset value, end of period            $ 11.76       $ 12.42       $ 11.77       $  8.11       $ 10.10
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                              5.81%         8.64%        45.13%       (19.70)%        8.14%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $55,009       $65,792       $75,763       $41,132       $29,548
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                           2.21%(c)      2.27%         2.42%         2.32%         2.44%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           2.32%(c)      2.29%         2.42%         2.32%         2.44%
=========================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (1.54)%(c)    (1.51)%       (1.54)%       (1.19)%       (1.23)%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                        52%          124%          112%          117%          123%
_________________________________________________________________________________________________________
=========================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Ratios are based on average daily net assets of $58,998,908.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                 CLASS R
                                          ------------------------------------------------------
                                                                                   JUNE 3, 2002
                                                                                    (DATE SALES
                                               YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                          ----------------------------------       DECEMBER 31,
                                           2005          2004          2003            2002
                                          -------       -------       ------       -------------
Net asset value, beginning of period      $ 12.71       $ 11.99       $ 8.22          $ 10.58
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.10)        (0.12)(a)    (0.11)(a)        (0.04)(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.94          1.20         3.88            (2.32)
================================================================================================
    Total from investment operations         0.84          1.08         3.77            (2.36)
================================================================================================
Less distributions from net realized
  gains                                     (1.40)        (0.36)          --               --
================================================================================================
Net asset value, end of period            $ 12.15       $ 12.71       $11.99          $  8.22
________________________________________________________________________________________________
================================================================================================
Total return(b)                              6.48%         9.06%       45.86%          (22.31)%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $17,862       $11,817       $2,502          $    55
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                           1.71%(c)      1.77%        1.92%            1.92%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           1.82%(c)      1.79%        1.92%            1.92%(d)
================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (1.04)%(c)    (1.01)%      (1.04)%          (0.78)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                        52%          124%         112%             117%
________________________________________________________________________________________________
================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $15,105,357.
(d) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

All of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Lower              - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.25%             1.00%               1.00%(8)          0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    on or about the     Class A shares    Class A shares    Class A shares
                                         end of the month
                                         which is at
                                         least eight
                                         years after the
                                         date on which
                                         shares were
                                         purchased along
                                         with a pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(10)         the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(9)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details. Class B1 shares of AIM Floating Rate Fund are not available for purchase by either current Class B1 shareholders or by new investors and are not discussed in the chart above. For information on Class B1 shares, consult the fund's prospectus.

 (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

 (2) A contingent deferred sales charge may apply in some cases.

 (3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

 (4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

 (5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



 (6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

 (7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund.

 (8) Class C shares of AIM Floating Rate Fund have a Rule 12b-1 fee of 0.75%.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------


 (9) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(10) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The funds (except AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM ENHANCED SHORT BOND FUND, AIM FLOATING RATE FUND AND
AIM SHORT TERM BOND FUND
INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay:

- an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

- an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund; or

- an initial sales charge or a CDSC on Investor Class shares of any fund.

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASE OF CLASS A SHARES AT NET ASSET VALUE

Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

    Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares:

- A I M Management Group Inc., and its affiliates, or their clients;

- Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of A I M Management Group Inc., its affiliates or The AIM Family of Funds, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

- Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

- Purchases through approved fee-based programs;

- Employer-sponsored retirement plans that are Qualified Purchasers, provided that:

 a. a plan's assets are at least $1 million;

 b. there are at least 100 employees eligible to participate in the plan; or

 c. all plan transactions are executed through a single omnibus account per AIM fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, (the Code) are not eligible to purchase shares at net asset value based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

- Shareholders of Investor Class shares of an AIM fund;

- Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

- Insurance company separate accounts;

- Transfers to IRAs that are attributable to AIM fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

- Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPS, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.
For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, or a description of any defined term used above, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you currently own Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES OF FUNDS OTHER THAN AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS C SHARES OF AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B1 SHARES OF AIM FLOATING RATE FUND On April 13, 2006, AIM Floating Rate Fund, a closed-end fund, was reorganized as an open-end fund. Certain shareholders of Class B shares of closed-end AIM Floating Rate Fund (Closed-End Fund) received Class B1 shares of the open-end AIM Floating Rate Fund in the reorganization. Class B1 shares are not available for purchase. If you redeem those shares, they are subject to a CDSC in the following percentages:

YEAR SINCE PURCHASE MADE (HOLDING PERIOD)                        CLASS B1
-------------------------------------------------------------------------
First                                                             3.0%
Second                                                            2.5%
Third                                                             2.0%
Fourth                                                            1.0%
Longer than Four Years                                            None
-------------------------------------------------------------------------

For purposes of determining the holding period, the date you acquired Class B shares of the Closed-End Fund is the start of the holding period.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, B1, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class B1 shares you held for more than four years from date of purchase of Class B shares of AIM Floating Rate Fund's predecessor, the Closed-End Fund;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described below. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

    The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0   ($25 per fund investment for            $25
403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)               salary deferrals from
                                                                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor     Contact your financial advisor.                  Same

By Mail                         Mail completed account application and check     Mail your check and the remittance slip
                                to the transfer agent, AIM Investment            from your confirmation statement to the
                                Services, Inc., P.O. Box 4739, Houston, TX       transfer agent.
                                77210-4739.

By Wire                         Mail completed account application to the        Call the transfer agent to receive a
                                transfer agent. Call the transfer agent at       reference number. Then, use the wire
                                (800) 959-4246 to receive a reference number.    instructions at left.
                                Then, use the following wire instructions:

                                Beneficiary Bank ABA/Routing #: 021000021
                                Beneficiary Account Number: 00100366807
                                Beneficiary Account Name: AIM Investment
                                Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By Telephone                    Open your account using one of the methods       Select the AIM Bank
                                described above.                                 Connection--Servicemark-- option on
                                                                                 your completed account application or
                                                                                 complete an AIM Bank Connection form.
                                                                                 Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the
                                                                                 transfer agent to place your purchase
                                                                                 order.


                                                                                 Call the AIM 24-hour Automated Investor
                                                                                 Line at 1-800-246-5463. You may place
                                                                                 your order after you have provided the
                                                                                 bank instructions that will be
                                                                                 requested.


By Internet                     Open your account using one of the methods       Access your account at
                                described above.                                 www.aiminvestments.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase
                                                                                 shares in retirement accounts on the
                                                                                 internet.
------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI also assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM China Fund                AIM High Yield Fund
AIM Developing Markets Fund   AIM International Allocation Fund
AIM European Growth Fund      AIM International Bond Fund
AIM European Small Company    AIM International Core Equity Fund
Fund                          AIM International Growth Fund
AIM Floating Rate Fund        AIM International Small Company Fund
AIM Global Aggressive Growth  AIM Japan Fund
Fund                          AIM S&P 500 Index Fund
AIM Global Equity Fund        AIM Trimark Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares at net asset value,

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund, AIM Enhanced    or II Fund, AIM Enhanced Short     within 18 months of initial
  Short Bond Fund, AIM          Bond Fund, AIM Floating Rate       purchase of Category I or II
  Floating Rate Fund or AIM     Fund or AIM Short Term Bond        Fund, AIM Enhanced Short Bond
  Short Term Bond Fund          Fund                               Fund, AIM Floating Rate Fund
                              - Class A shares of Category III     or AIM Short Term Bond Fund
                                Fund(2)                            shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund, AIM Enhanced Short     within 18 months of initial
                                Bond Fund, AIM Floating Rate       purchase of Category III Fund
                                Fund or AIM Short Term Bond        shares
                                Fund

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Class A shares of a Category I, II or III Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a repurchase offer by closed-end AIM Floating Rate Fund prior to April 13, 2006, the early withdrawal charge applicable to shares of closed-end AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class B1, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                           AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all funds are currently
                           offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, B1, C, P, R or Institutional Class Shares.                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund cannot be                                  X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                           offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, B1, C, P, R or Institutional Class Shares.                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, B1, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class B1                 Class A.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class B1                 Class B, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, B1, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, B1, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                           must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                           offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class B1, P or Institutional Class shares.                                                                X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, B1, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                           shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, B1, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, B1, C, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:


(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.


(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of

AIM Tax-Exempt Cash Fund; or
     (b) Class A shares of another Fund, but only if


         (i)  you acquired the original shares before May 1, 1994; or


         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or


(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or


(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or


(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.


You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class B1 shares for Class A shares;
(4) Class C shares for other Class C shares;
(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:



(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;


(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or Class A shares of AIM Short Term Bond Fund;

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------



(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.


For shares purchased on or after November 15, 2001, you may not exchange:


(1) Class A shares of Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;


(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or


(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS B1, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B, Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares.

    If you redeem Class B or Class C shares acquired by exchange via a repurchase offer by the closed-end AIM Floating Rate Fund, prior to April 13, 2006, you will be credited with the time period you held the Class B or Class C shares of the closed-end AIM Floating Rate Fund for the purpose of computing the CDSC applicable to those exchanged shares.

    If you redeem Class B1 or Class C shares of AIM Floating Rate Fund that were acquired on April 13, 2006 when AIM Floating Rate Fund was reorganized as an open-end fund, you will be credited with the time period you held Class B or Class C shares of the closed-end AIM Floating Rate Fund, for the purpose of computing the CDSC if you later redeem such shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS

                                 -------------
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt
Securities: Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS


                        -------------
    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

    The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/06

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED ON FORM N-Q, ARE ALSO AVAILABLE AT http://www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Small Cap Equity Fund
   SEC 1940 Act file number: 811-01540

AIMinvestments.com     SCE-PRO-1

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                    Appendix III

AIM SMALL CAP EQUITY FUND

MANAGEMENT'S DISCUSSION                                                                        3. Technical analysis. Identifying
OF FUND PERFORMANCE                                                                       the "timeliness" of a stock purchase. We
=====================================================================================     review trading volume characteristics
PERFORMANCE SUMMARY                                                                       and trend analysis to make sure there
                                             ========================================     are no signs of the stock deteriorating.
For the six months ended June 30,2006,       FUND VS. INDEXES                             This also serves as a risk management
Class A Shares of AIM Small Cap Equity                                                    measure that helps us confirm our high
Fund had positive returns and, excluding     CUMULATIVE TOTAL RETURNS,                    conviction candidates.
sales charges, outperformed the broad        12/31/05--6/30/06, EXCLUDING APPLICABLE
market, as measured by the S&P 500           SALES CHARGES. IF SALES CHARGES WERE              We consider selling or trimming a
Index, and the Fund's style-specific         INCLUDED, RETURNS WOULD BE LOWER.            stock when:
index, the Russell 2000 Index.
                                                                                          o The company's fundamental business
     Solid stock selection and generally     Class A Shares               9.30%           prospects deteriorate.
stronger performance by small-cap stocks
enabled the Fund to outperform the           Class B Shares               8.84            o A stock reaches its target price.
large-cap-oriented S&P 500 Index. Solid
stock selection across sectors also          Class C Shares               8.93            o The company's technical profile
enabled the Fund to outperform the                                                        deteriorates.
Russell 2000 Index.                          Class R Shares               9.14
                                                                                          MARKET CONDITIONS AND YOUR FUND
     Your Fund's long-term performance       S&P 500 Index (Broad Market
appears on page 5.                           Index)                       2.71            After posting strong performance during
                                                                                          the first four months of 2006, domestic
                                             Russell 2000 Index                           equities retreated over the last two
                                             (Style-Specific Index)       8.21            months of the reporting period largely
                                                                                          due to concerns about the sustainability
                                             Lipper Small-Cap Core Fund Index             of corporate profits and fears that
                                             (Peer Group Index)           6.30            inflation might lead the U.S. Federal
                                                                                          Reserve Board to continue raising
                                             SOURCE: LIPPER INC.                          interest rates. While small-cap stocks
                                             ========================================     were the hardest hit in May and June,
                                                                                          they outperformed large- and mid-cap
=====================================================================================     stocks during the reporting period.
                                                                                          Positive performance was broad among the
HOW WE INVEST                                benchmark by staying fully diversified       Russell 2000 Index's economic sectors,
                                             in all those sectors.                        with the best returns found in the
We focus on small-cap companies with                                                      materials, telecommunication services
visible and long-term growth                 o STOCK SELECTION: We select stocks          and energy sectors.
opportunities, as demonstrated by            based on an analysis of individual
consistent and accelerating earnings         companies. Our three-step selection               The Fund benefited from positive
growth. Our investment philosophy            process includes:                            absolute performance in all 10 economic
involves:                                                                                 sectors, with the highest positive
                                                  1. Fundamental analysis. Building       impact on performance coming from
o PORTFOLIO CONSTRUCTION: We align the       financial models and conducting in-depth     holdings in the financials, industrials
Fund with the S&P 600 Index, the             interviews with company management.          and energy sectors. On a relative basis,
benchmark we believe represents the                                                       the
small-cap-core asset class. We seek to            2. Valuation analysis. Identifying
control risk by keeping the Fund's           attractively valued stocks given their
sector weightings in line with the           growth potential over a one- to two-year
                                             horizon.
                                                                                                                       (continued)

=======================================      ========================================     ==========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*

By sector                                      1. Regional Banks                 6.1%       1. Oceaneering International, Inc. 1.6%

Industrials                     22.5%          2. Property & Casualty Insurance  4.2        2. Wright Express Corp.            1.5

Financials                      18.1           3. Oil & Gas Exploration &                   3. Genlyte Group Inc. (The)        1.3
                                                  Production                     3.9
Information Technology          16.1                                                        4. Transaction Systems
                                               4. Industrial Machinery           3.8           Architects, Inc.                1.3
Health Care                     13.4
                                               5. Application Software           3.5        5. Warren Resources Inc.           1.3
Consumer Discretionary          10.4
                                             TOTAL NET ASSETS         $448.0 MILLION        6. Philadelphia Consolidated
Energy                           7.7                                                           Holding Corp.                   1.2
                                             TOTAL NUMBER OF HOLDINGS*           114
Materials                        4.0                                                        7. NTELOS Holdings Corp.           1.2

Consumer Staples                 3.8                                                        8. CyberSource Corp.               1.2

Utilities                        1.7                                                        9. Penn Virginia Corp.             1.2

Telecommunication Services       1.2                                                       10. Jones Lang LaSalle Inc.         1.1

Money Market Funds Plus
Other Assets Less Liabilities    1.1


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
=======================================      ========================================     ==========================================

AIM SMALL CAP EQUITY FUND

Fund outperformed the Russell 2000 Index     technology and materials sectors. In the                    JULIET S. ELLIS,
in six of 10 sectors, with the widest        information technology (IT) sector, Fund                    Chartered Financial
margin of outperformance in the              performance was hindered by several              [ELLIS     Analyst, senior portfolio
consumer discretionary, financials and       software holdings, including INTERGRAPH,         PHOTO]     manager, is lead manager
energy sectors.                              EPICOR SOFTWARE and HYPERION SOLUTIONS.                     of AIM Small Cap Equity
                                             After beginning to recover in early 2006                    Fund. Ms. Ellis joined
     The Fund outperformed the Russell       following disappointing fourth quarter                      AIM in 2004. She previously
2000 Index in the consumer discretionary     2005 results, the stock price of each of     served as senior portfolio manager of two
sector primarily due to solid stock          these companies began to fall when the       small-cap funds for another company and
selection in retailing stocks. Fund          small-cap market started to decline in       was responsible for the management of
holding GYMBOREE, a children's apparel       early May. Despite the pullback, we          more than $2 billion in assets. Ms. Ellis
retailer, was up more than 50% during        continued to own these three stocks at       began her investment career in 1981 as a
the reporting period as the company's        the close of the reporting period due to     financial consultant. She is a Cum Laude
strategy to broaden its assortment of        attractive fundamentals.                     and Phi Beta Kappa graduate of Indiana
merchandise led to strong sales growth.                                                   University with a B.A. in economics and
Another retailing holding that made key           In the materials sector,                political science.
contributions was CHRISTOPHER & BANKS.       underperformance versus the Russell 2000
An underweight position in media stocks      Index was largely due to an underweight                     JUAN R. HARTSFIELD,
also drove outperformance, as many           position in metals and mining stocks.                       Chartered Financial
broadcast and publishing stocks had          Many of these stocks had strong               [HARTSFIELD   Analyst, portfolio
declined during the period.                  performance during the reporting period.         PHOTO]     manager, is manager of
                                                                                                         AIM Small Cap Equity
     Solid stock selection in the                 Overall positioning of the Fund was                    Fund. Prior to joining
financials sector also contributed to        little changed during the period.                           AIM in 2004, he began
outperformance relative to the Russell       Exposure was added to the industrials        his investment career in 2000 as
2000 Index. We had particular success        and health care sectors and reduced in       an equity analyst and most recently
with a number of bank stocks, including      the IT and financials sectors. All           served as a portfolio manager. Mr.
HANCOCK HOLDING, a leading provider of       changes to the Fund were based on our        Hartsfield earned a B.S. in petroleum
commercial and consumer banking services     bottom-up stock selection process of         engineering from The University of Texas
along the Gulf Coasts of Mississippi and     identifying what we consider high            and an M.B.A. from the University of
Louisiana. This bank has benefited from      quality growth companies trading at what     Michigan.
strong earnings growth as a result of        we believe are attractive valuations.
increased deposits associated with the                                                    Assisted by the Small Cap Growth/Core Team
rebuilding efforts along the Gulf Coast.     IN CLOSING
Commercial real estate services provider
JONES LANG LASALLE also made a               Although we are pleased to have provided
significant contribution to Fund             positive returns for our investors for
performance. This company delivered          the reporting period, we are always
strong results in all business segments,     striving to improve performance and help
exceeding sales and earnings                 you meet your financial goals. We remain
expectations in the fourth quarter of        committed to our investment process of
2005 and the first quarter of 2006.          focusing on the attractively priced
                                             stocks of small-cap companies with
     Oil prices reached new highs during     growing cash flow and earnings.
the first six months of 2006, driving
the performance of many holdings in the           We thank you for your commitment to
energy sector. Within this sector,           AIM Small Cap Equity Fund.
several of the Fund's oil service
holdings performed well. The top             THE VIEWS AND OPINIONS EXPRESSED IN
contributor to Fund performance during       MANAGEMENT'S DISCUSSION OF FUND
the reporting period was OCEANEERING         PERFORMANCE ARE THOSE OF A I M ADVISORS,
INTERNATIONAL, a company that provides       INC. THESE VIEWS AND OPINIONS ARE
offshore oil companies with underwater       SUBJECT TO CHANGE AT ANY TIME BASED ON
drilling support, construction,              FACTORS SUCH AS MARKET AND ECONOMIC
inspection and repair services. The          CONDITIONS. THESE VIEWS AND OPINIONS MAY
stock price appreciated significantly        NOT BE RELIED UPON AS INVESTMENT ADVICE
during the period as unprecedented           OR RECOMMENDATIONS, OR AS AN OFFER FOR A
growth in the deepwater drilling markets     PARTICULAR SECURITY. THE INFORMATION IS
led to strong revenue and earnings           NOT A COMPLETE ANALYSIS OF EVERY ASPECT
growth. FMC TECHNOLOGIES, a company that     OF ANY MARKET, COUNTRY, INDUSTRY,
also offers underwater drilling products     SECURITY OR THE FUND. STATEMENTS OF FACT
and services, also performed well during     ARE FROM SOURCES CONSIDERED RELIABLE,
the period.                                  BUT A I M ADVISORS, INC. MAKES NO
                                             REPRESENTATION OR WARRANTY AS TO THEIR
     The Fund underperformed relative to     COMPLETENESS OR ACCURACY. ALTHOUGH
the Russell 2000 Index in the                HISTORICAL PERFORMANCE IS NO GUARANTEE
information                                  OF FUTURE RESULTS, THESE INSIGHTS MAY
                                             HELP YOU UNDERSTAND OUR INVESTMENT
                                             MANAGEMENT PHILOSOPHY.                                 [RIGHT ARROW GRAPHIC]

                                                  See important Fund and index            FOR A PRESENTATION OF YOUR FUND'S
                                             disclosures on the inside front cover.       LONG-TERM PERFORMANCE, PLEASE SEE PAGE 5.

                                                                     Appendix IV


AIM SMALL CAP EQUITY FUND


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                        ----------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                          YEAR ENDED DECEMBER 31,
                                                         JUNE 30,     --------------------------------------------------------
                                                           2006         2005        2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  12.26     $  12.80    $  12.03    $   8.23    $  10.19    $   9.36
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.05)(a)    (0.10)      (0.09)(a)   (0.09)(a)   (0.05)(a)   (0.05)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              1.19         0.96        1.22        3.89       (1.91)       0.88
==============================================================================================================================
    Total from investment operations                         1.14         0.86        1.13        3.80       (1.96)       0.83
==============================================================================================================================
Less distributions from net realized gains                     --        (1.40)      (0.36)         --          --       (0.00)
==============================================================================================================================
Net asset value, end of period                           $  13.40     $  12.26    $  12.80    $  12.03    $   8.23    $  10.19
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                              9.30%        6.58%       9.45%      46.17%     (19.23)%      8.92%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $231,043     $218,915    $247,581    $266,284    $140,652    $105,146
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.51%(c)     1.51%       1.53%       1.77%       1.67%       1.78%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.62%(c)     1.62%       1.64%       1.77%       1.67%       1.78%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.78)%(c)   (0.84)%     (0.77)%     (0.89)%     (0.54)%     (0.57)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(d)                                     38%          52%        124%        112%        117%        123%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $234,988,490.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                                          CLASS B
                                                          --------------------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED                         YEAR ENDED DECEMBER 31,
                                                           JUNE 30,     ------------------------------------------------------
                                                             2006         2005        2004        2003       2002       2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  11.77     $  12.42    $  11.77    $   8.11    $ 10.11    $  9.33
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.10)(a)    (0.19)      (0.18)(a)   (0.15)(a)  (0.11)(a)  (0.11)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                1.14         0.94        1.19        3.81      (1.89)      0.89
==============================================================================================================================
    Total from investment operations                           1.04         0.75        1.01        3.66      (2.00)      0.78
==============================================================================================================================
Less distributions from net realized gains                       --        (1.40)      (0.36)         --         --         --
==============================================================================================================================
Net asset value, end of period                             $  12.81     $  11.77    $  12.42    $  11.77    $  8.11    $ 10.11
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                8.84%        5.89%       8.64%      45.13%    (19.78)%     8.36%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $127,362     $131,547    $156,450    $177,811    $99,551    $64,012
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.26%(c)     2.21%       2.27%       2.42%      2.32%      2.44%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.37%(c)     2.32%       2.29%       2.42%      2.32%      2.44%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (1.53)%(c)   (1.54)%     (1.51)%     (1.54)%    (1.19)%    (1.23)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(d)                                       38%          52%        124%        112%       117%       123%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $136,108,066.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM SMALL CAP EQUITY FUND

                                                                                           CLASS C
                                                             -----------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED                        YEAR ENDED DECEMBER 31,
                                                              JUNE 30,     ---------------------------------------------------
                                                                2006        2005       2004       2003       2002       2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.76      $ 12.42    $ 11.77    $  8.11    $ 10.10    $  9.34
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.10)(a)    (0.19)     (0.18)(a)  (0.15)(a)  (0.11)(a)  (0.11)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.15         0.93       1.19       3.81      (1.88)      0.87
==============================================================================================================================
    Total from investment operations                             1.05         0.74       1.01       3.66      (1.99)      0.76
==============================================================================================================================
Less distributions from net realized gains                         --        (1.40)     (0.36)        --         --         --
==============================================================================================================================
Net asset value, end of period                                $ 12.81      $ 11.76    $ 12.42    $ 11.77    $  8.11    $ 10.10
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  8.93%        5.81%      8.64%     45.13%    (19.70)%     8.14%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $56,538      $55,009    $65,792    $75,763    $41,132    $29,548
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.26%(c)     2.21%      2.27%      2.42%      2.32%      2.44%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.37%(c)     2.32%      2.29%      2.42%      2.32%      2.44%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.53)%(c)   (1.54)%    (1.51)%    (1.54)%    (1.19)%    (1.23)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(d)                                         38%          52%       124%       112%       117%       123%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $58,255,183.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                            AIM SMALL CAP EQUITY FUND
                         A PORTFOLIO OF AIM FUNDS GROUP
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                            AIM OPPORTUNITIES I FUND
                 A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246


                       STATEMENT OF ADDITIONAL INFORMATION

  (March 15, 2007 Special Meeting of Shareholders of AIM Opportunities I Fund)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated January 31, 2007 for use in connection with the Special Meeting of Shareholders of AIM Opportunities I Fund to be held on March 15, 2007. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1 800-959-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information dated April 24, 2006, as supplemented May 1, 2006, June 30, 2006, August 1, 2006, September 20, 2006 and December 13, 2006 (the "Statement of Additional Information") for AIM Funds Group (the "Trust"), has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

   The date of this Statement of Additional Information is January 31, 2007.

                                TABLE OF CONTENTS

THE TRUST..................................................................................S-3

DESCRIPTION OF PERMITTED INVESTMENTS.......................................................S-3

TRUSTEES AND OFFICERS OF THE TRUST.........................................................S-3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................................S-3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION..............S-3

PORTFOLIO TRANSACTIONS.....................................................................S-3

DESCRIPTION OF SHARES......................................................................S-3

DETERMINATION OF NET ASSET VALUE...........................................................S-3

TAXES......................................................................................S-4

PERFORMANCE DATA...........................................................................S-4

FINANCIAL INFORMATION......................................................................S-4


Appendix I      -       Statement of Additional Information of the Trust

Appendix II     -       Unaudited semiannual financial statements of the Fund

Appendix III    -       Pro forma financial statements of the Fund

THE TRUST

         This Statement of Additional Information relates to AIM Funds Group (the "Trust") and its investment portfolio, AIM Small Cap Equity Fund (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

         For a discussion of the fundamental and non-fundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

         For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and trustees of the Fund, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

         For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

         For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

         For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

         For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

         For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

         For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

         The audited financial statements of the Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

         The unaudited semiannual financial statements of the Fund are attached hereto as Appendix II.

         The pro forma financial statements of the Fund are attached hereto as Appendix III.

                                                                      APPENDIX I

                                RETAIL CLASSES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                       Supplement dated December 13, 2006
        to the Statement of Additional Information dated April 24, 2006, as supplemented May 1, 2006, June 30, 2006, August 1, 2006,
                     September 20, 2006 and October 30, 2006

The following information replaces in its entirety the section entitled "DESCRIPTION OF FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - OTHER INVESTMENTS - OTHER INVESTMENT COMPANIES" on pages 11 and 12 of the Statement of Additional Information:

          "OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds").

          With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

          EXCHANGE-TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under "Other Investment Companies."

          ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

          Investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indicies the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index."

The following information replaces in its entirety the first paragraph under the heading "DESCRIPTION OF FUNDS AND THEIR INVESTMENTS AND RISKS - FUND POLICIES - NON FUNDAMENTAL RESTRICTIONS" on page 25 of the Statement of Additional Information (such paragraph describes each Fund's non-fundamental investment restriction regarding issuer diversification):

          "(1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions."

Effective January 1, 2007, the following information is added after the second paragraph under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - OTHER SERVICE PROVIDERS - TRANSFER AGENT" on page 39 of the Statement of Additional
Information:

          "SUB-TRANSFER AGENT. AIM Funds Management, Inc. ("AFMI"), 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of AMVESCAP PLC, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and AIS. The Trust does not pay a fee to AFMI for these services. Rather AFMI is compensated by AIS, as a sub-contractor."

                                RETAIL CLASSES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                      Supplement dated October 30, 2006 to
          the Statement of Additional Information dated April 24, 2006 as supplemented May 1, 2006, June 30, 2006, August 1, 2006 and
                               September 20, 2006

Effective November 1, 2006, the following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS - AIM MID CAP BASIC VALUE FUND" on page H-2 of the Statement of Additional Information. The following table reflects information as of December 31, 2005 (except as noted):

                                              OTHER REGISTERED        OTHER POOLED
                                                MUTUAL FUNDS       INVESTMENT VEHICLES       OTHER ACCOUNTS
                                            (ASSETS IN MILLIONS)  (ASSETS IN MILLIONS)  (ASSETS IN MILLIONS)(2)
                         DOLLAR RANGE OF    --------------------  --------------------  -----------------------
                       INVESTMENTS IN EACH  NUMBER OF               NUMBER OF              NUMBER OF
PORTFOLIO MANAGER            FUND(1)         ACCOUNTS    ASSETS      ACCOUNTS  ASSETS       ACCOUNTS  ASSETS
-----------------      -------------------  ---------  ---------    ---------  ------      ---------  ------
                                           AIM MID CAP BASIC VALUE FUND

R. Canon Coleman II*   $10,001-$50,000            7    $ 9,746.7          1     $16.7         3137    $977.7

Michael Chapman(3)     $100,001-$500,000       None         None       None      None         None      None

Michael Simon**        $100,001-$500,000         11    $11,030.4          1     $16.7         3137    $977.7

Bret Stanley**         $500,001-$1,000,000       10    $18,831.0          1     $16.7         3137    $977.7


* As of October 20, 2006, the dollar range of investments for Mr. Coleman in AIM Mid Cap Basic Value Fund is $500,001-$1,000,000.

** As of September 30, 2006, the dollar range of investments for Mr. Simon and Mr. Stanley in AIM Mid Cap Basic Value Fund is $100,001-$500,000 and $500,001-$1,000,000, respectively.

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(3) Mr. Chapman will begin serving as portfolio manager on AIM Mid Cap Basic Value Fund on November 1, 2006. The information provided for Mr. Chapman is as of September 30, 2006.

                                 AIM FUNDS GROUP

                                RETAIL CLASSES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                       Supplement dated September 20, 2006
        to the Statement of Additional Information dated April 24, 2006, as supplemented May 1, 2006, June 30, 2006 and August 1, 2006

The following replaces in its entirety the information relating to Philip A. Taylor, under the heading "TRUSTEES AND OFFICERS - INTERESTED PERSONS" in Appendix C in the Statement of Additional Information:

                                  TRUSTEE
                                   AND/OR
   "NAME, YEAR OF BIRTH AND       OFFICER                                                         OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
-------------------------------   -------       -------------------------------------------       --------------------
INTERESTED PERSONS

Philip A. Taylor* - 1954            2006    Director, Chief Executive Officer and President,      None"
Trustee, President and                      A I M Management Group Inc., AIM Mutual Fund Dealer
Principal Executive Officer                 Inc., AIM Funds Management Inc. and 1371 Preferred
                                            Inc.; Director and President, A I M Advisors, Inc.,
                                            INVESCO Funds Group, Inc. and AIM GP Canada Inc.;
                                            Director, A I M Capital Management, Inc. and A I M
                                            Distributors, Inc.; Director and Chairman, AIM
                                            Investment Services, Inc., Fund Management Company
                                            and INVESCO Distributors, Inc.; Director, President
                                            and Chairman, AVZ Callco Inc., AMVESCAP Inc. and
                                            AIM Canada Holdings Inc.; Director and Chief
                                            Executive Officer, AIM Trimark Global Fund Inc. and
                                            AIM Trimark Canada Fund Inc.; Trustee, President
                                            and Principal Executive Officer, The AIM Family of
                                            Funds(R) (other than AIM Treasurer's Series Trust,
                                            Short-Term Investments Trust and Tax-Free
                                            Investments Trust); and Trustee and Executive Vice
                                            President, The AIM Family of Funds(R) (AIM
                                            Treasurer's Series Trust, Short-Term Investments
                                            Trust and Tax-Free Investments Trust only)

                                            Formerly: President and Principal Executive
                                            Officer, The AIM Family of Funds(R) (AIM
                                            Treasurer's Series Trust, Short-Term Investments
                                            Trust and Tax-Free Investments Trust only);
                                            Chairman, AIM Canada Holdings, Inc.; Executive Vice
                                            President and Chief Operations Officer, AIM Funds
                                            Management Inc.; President, AIM Trimark Global Fund
                                            Inc. and AIM Trimark Canada Fund Inc.; and
                                            Director, Trimark Trust

Additionally, effective Septmber 20, 2006, Mark H. Williamson resigned as Trustee and Executive Vice President. Philip A. Taylor has been appointed to replace Mark H. Williamson on the Investments Committee and Valuation Committee.

----------
* Mr. Taylor was appointed as President and Principal Executive Officer of the Trust on August 1, 2006 and was appointed as Trustee of the Trust on September 20, 2006. Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                 AIM FUNDS GROUP

                                RETAIL CLASSES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                         Supplement dated August 1, 2006
        to the Statement of Additional Information dated April 24, 2006, as supplemented May 1, 2006 and June 30, 2006

The following (1) replaces in its entirety, the information relating to Robert
H. Graham, under the heading "TRUSTEES AND OFFICERS - INTERESTED PERSONS" and
(2) is added with respect to Philip A. Taylor, under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix C in the Statement of Additional
Information:

                                  TRUSTEE
                                   AND/OR
   "NAME, YEAR OF BIRTH AND       OFFICER                                                         OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
-------------------------------   -------       -------------------------------------------       --------------------
INTERESTED PERSONS

Robert H. Graham(1) - 1946          1992    Director and Chairman, A I M Management Group Inc.    None"
Trustee and Vice Chair                      (financial services holding company); Director and
                                            Vice Chairman, AMVESCAP PLC; Chairman, AMVESCAP PLC
                                            - AIM Division (parent of AIM and a global
                                            investment management firm); and Trustee and Vice
                                            Chair of The AIM Family of Funds(R)

                                            Formerly: President and Chief Executive Officer, A
                                            I M Management Group Inc.; Director, Chairman and
                                            President, A I M Advisors, Inc. (registered
                                            investment advisor); Director and Chairman, A I M
                                            Capital Management, Inc. (registered investment
                                            advisor), A I M Distributors, Inc. (registered
                                            broker dealer), AIM Investment Services, Inc.
                                            (registered transfer agent), and Fund Management
                                            Company (registered broker dealer); Chief Executive
                                            Officer, AMVESCAP PLC - Managed Products; and
                                            President and Principal Executive Officer of The
                                            AIM Family of Funds(R)

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

"OTHER OFFICERS

Philip A. Taylor(2) - 1954          2006    Director, Chief Executive Officer and President,      None"
President and Principal                     A I M Management Group Inc., AIM Mutual Fund Dealer
Executive Officer                           Inc., AIM Funds Management Inc. and 1371 Preferred
                                            Inc.; Director and President, A I M Advisors, Inc.,
                                            INVESCO Funds Group, Inc. and AIM GP Canada Inc.;
                                            Director, A I M Capital Management, Inc. and A I M
                                            Distributors, Inc.; Director and Chairman, AIM
                                            Investment Services, Inc., Fund Management Company
                                            and INVESCO Distributors, Inc.; Director, President
                                            and Chairman, AVZ Callco Inc., AMVESCAP Inc. and
                                            AIM Canada Holdings Inc.; Director and Chief
                                            Executive Officer, AIM Trimark Global Fund Inc. and
                                            AIM Trimark Canada Fund Inc.; and President and
                                            Principal Executive Officer of The AIM Family of
                                            Funds(R)

                                            Formerly: Chairman, AIM Canada Holdings, Inc.;
                                            Executive Vice President and Chief Operations
                                            Officer, AIM Funds Management Inc.; President, AIM
                                            Trimark Global Fund Inc. and AIM Trimark Canada
                                            Fund Inc.; and Director, Trimark Trust

----------
(2) Mr. Taylor was elected as President and Principal Executive Officer of the Trust on August 1, 2006.

                                 AIM FUNDS GROUP

                             RETAIL CLASS SHARES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                      Supplement dated June 30, 2006 to the
            Statement of Additional Information dated April 24, 2006
                           as supplemented May 1, 2006

Effective July 1, 2006, the following information replaces the second paragraph in its entirety appearing under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - OTHER SERVICE PROVIDERS - TRANSFER AGENT" on page 39 of the Statement of Additional Information:

          "The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below."

"APPENDIX L - CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS" appearing on page L-1 of the Statement of Additional Information is revised to include AXA Advisors, LLC.

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                          Supplement dated May 1, 2006
         to the Statement of Additional Information dated April 24, 2006

The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS - PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS - AIM BASIC BALANCED FUND" on page H-1 of the Statement of Additional Information:

                                           OTHER REGISTERED          OTHER POOLED
                                             MUTUAL FUNDS        INVESTMENT VEHICLES        OTHER ACCOUNTS
                                         (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)(2)
                      DOLLAR RANGE OF   ---------------------   --------------------   -----------------------
     "PORTFOLIO        INVESTMENTS IN   NUMBER OF                NUMBER OF                NUMBER OF
       MANAGER          EACH FUND(1)     ACCOUNTS     ASSETS      ACCOUNTS   ASSETS        ACCOUNTS   ASSETS
     ----------       ---------------   ---------   ---------    ---------   ------       ---------   ------
                                           AIM BASIC BALANCED FUND
R. Canon Coleman II        $1-$10,000         7     $ 8,048.6          1     $ 16.7          3137     $977.7
Jan H. Friedli                   None         5     $ 1,276.2          2     $748.1          None       None
Brendan D. Gau(3)     $10,001-$50,000      None          None       None       None          None       None
Scot W. Johnson       $10,001-$50,000         8     $ 3,042.5          2     $748.1          None       None
Matthew Seinsheimer   $10,001-$50,000         7     $ 8,048.6          1     $ 16.7          3137     $977.7
Michael  Simon                   None        11     $ 9,332.3          1     $ 16.7          3137     $977.7
Bret Stanley                     None        10     $17,132.9          1     $ 16.7          3137     $977.7

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(3) Mr. Gau began serving as portfolio manager on May 1, 2006. Ownership information has been provided as of March 31, 2006."

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM FUNDS GROUP
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

     THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM FUNDS GROUP LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 24, 2006, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:

                FUND                        DATED
                ----                   --------------
       AIM BASIC BALANCED FUND         APRIL 24, 2006
   AIM EUROPEAN SMALL COMPANY FUND     APRIL 24, 2006
        AIM GLOBAL VALUE FUND          APRIL 24, 2006
AIM INTERNATIONAL SMALL COMPANY FUND   APRIL 24, 2006
    AIM MID CAP BASIC VALUE FUND       APRIL 24, 2006
       AIM SELECT EQUITY FUND          APRIL 24, 2006
      AIM SMALL CAP EQUITY FUND        APRIL 24, 2006

                                 AIM FUNDS GROUP
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST .....................................      1
   Fund History .........................................................      1
   Shares of Beneficial Interest ........................................      1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS ................      3
   Classification .......................................................      3
   Investment Strategies and Risks ......................................      3
      Equity Investments ................................................      7
      Foreign Investments ...............................................      7
      Debt Investments ..................................................      9
      Other Investments .................................................     11
      Investment Techniques .............................................     12
      Derivatives .......................................................     18
      Additional Securities or Investment Techniques ....................     24
   Fund Policies ........................................................     24
   Temporary Defensive Positions ........................................     27
   Portfolio Turnover ...................................................     27
   Policies and Procedures for Disclosure of Fund Holdings ..............     27

MANAGEMENT OF THE TRUST .................................................     30
   Board of Trustees ....................................................     30
   Management Information ...............................................     30
      Trustee Ownership of Fund Shares ..................................     33
   Compensation .........................................................     33
      Retirement Plan For Trustees ......................................     33
      Deferred Compensation Agreements ..................................     34
      Purchase of Class A Shares of the Funds at Net Asset Value ........     34
   Code of Ethics .......................................................     34
   Proxy Voting Policies ................................................     34

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     35

INVESTMENT ADVISORY AND OTHER SERVICES ..................................     35
   Investment Advisor ...................................................     35
   Expense Limitation ...................................................     37
      Portfolio Managers ................................................     38
      Securities Lending Arrangements ...................................     38
   Service Agreements ...................................................     38
   Other Service Providers ..............................................     39

BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     39
   Brokerage Transactions ...............................................     39
   Commissions ..........................................................     40
   Broker Selection .....................................................     40
   Directed Brokerage (Research Services) ...............................     43
   Regular Brokers or Dealers ...........................................     43
   Allocation of Portfolio Transactions .................................     43
   Allocation of Initial Public Offering ("IPO") Transactions ...........     44

PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     44
   Transactions through Financial Intermediaries ........................     44
   Purchase and Redemption of Shares ....................................     44

   Offering Price .......................................................     64
   Redemptions In Kind ..................................................     65
   Backup Withholding ...................................................     66

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS ................................     67
   Dividends and Distributions ..........................................     67
   Tax Matters ..........................................................     67

DISTRIBUTION OF SECURITIES ..............................................     75
   Distribution Plans ...................................................     75
   Distributor ..........................................................     77

FINANCIAL STATEMENTS ....................................................     78

PENDING LITIGATION ......................................................     79

APPENDICES:

RATINGS OF DEBT SECURITIES ..............................................    A-1

PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN
ONGOING BASIS ...........................................................    B-1

TRUSTEES AND OFFICERS ...................................................    C-1

TRUSTEE COMPENSATION TABLE ..............................................    D-1

PROXY POLICIES AND PROCEDURES ...........................................    E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................    F-1

MANAGEMENT FEES .........................................................    G-1

PORTFOLIO MANAGERS ......................................................    H-1

ADMINISTRATIVE SERVICES FEES ............................................    I-1

BROKERAGE COMMISSIONS ...................................................    J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
REGULAR BROKERS OR DEALERS ..............................................    K-1

CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS ...    L-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION
PLANS ...................................................................    M-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS ...........    N-1

TOTAL SALES CHARGES .....................................................    O-1

PENDING LITIGATION ......................................................    P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Funds Group (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of seven separate portfolios: AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Value Fund, AIM International Small Company Fund, AIM Mid Cap Basic Value Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was originally organized on October 30, 1984 as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on October 15, 1993. The following Funds were included in the reorganization: AIM Select Equity Fund and AIM Premier Equity Fund. In addition, on October 15, 1993, AIM Balanced Fund acquired all the assets and assumed all of the liabilities of AIM Convertible Securities Fund, Inc., a Maryland corporation. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to July 13, 2001, AIM Select Equity Fund was known as AIM Select Growth Fund and prior to May 1, 1998, such Fund was known as AIM Growth Fund. Each of the other Funds commenced operations as a series of the Trust. Prior to July 1, 2002, AIM Premier Equity Fund was known as AIM Value Fund. Prior to April 30, 2003, AIM Global Value Fund was known as AIM Worldwide Spectrum Fund. Prior to December 30, 2004, AIM International Small Company Fund was known as AIM International Emerging Growth Fund. On July 18, 2005, AIM Basic Balanced Fund acquired the assets of AIM Balanced Fund, and AIM Total Return Fund. On April 10, 2006, AIM Charter Fund acquired the assets of AIM Premier Equity Fund.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

     Each Fund offers the following separate classes of shares:

                                                                               INSTITUTIONAL   INVESTOR
                FUND                   CLASS A   CLASS B   CLASS C   CLASS R       CLASS         CLASS
                ----                   -------   -------   -------   -------   -------------   --------
AIM Basic Balanced Fund                   X         X         X         X            X             X
AIM European Small Company Fund           X         X         X

                                                                               INSTITUTIONAL   INVESTOR
                FUND                   CLASS A   CLASS B   CLASS C   CLASS R       CLASS         CLASS
                ----                   -------   -------   -------   -------   -------------   --------
AIM Global Value Fund                     X         X         X                      X
AIM International Small Company Fund      X         X         X                      X
AIM Mid Cap Basic Value Fund              X         X         X         X            X
AIM Select Equity Fund                    X         X         X
AIM Small Cap Equity                      X         X         X         X            X

     This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R and Investor Class shares, if applicable, of the Funds. The Institutional Class shares of the Funds, which are discussed in a separate Statement of Additional Information, are intended for use by certain eligible institutional investors.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

     Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility; however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust

Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employee's or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlements in an action by or in the right of the Trust. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds other than AIM European Small Company Fund and AIM International Small Company Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

     The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                     FUND
                            -------------------------------------------------------------------------------------
                                          AIM
                               AIM     EUROPEAN     AIM         AIM
                              BASIC      SMALL    GLOBAL   INTERNATIONAL   AIM MID CAP                 AIM SMALL
SECURITY/                   BALANCED    COMPANY    VALUE   SMALL COMPANY   BASIC VALUE    AIM SELECT   CAP EQUITY
INVESTMENT TECHNIQUE          FUND       FUND      FUND         FUND           FUND      EQUITY FUND      FUND
--------------------        --------   --------   ------   -------------   -----------   -----------   ----------
                                                EQUITY INVESTMENTS

Common Stock                    X          X         X           X              X             X             X
Preferred Stock                 X          X         X           X              X             X             X
Convertible Securities          X          X         X           X              X             X             X
Alternative
   Entity Securities            X          X         X           X              X             X             X

                                               FOREIGN INVESTMENTS

Foreign Securities              X          X         X           X              X             X             X
Foreign Government
   Obligations                  X          X         X           X              X             X             X
Foreign Exchange
   Transactions                 X          X         X           X              X             X             X

                                                 DEBT INVESTMENTS

U.S. Government
   Obligations                  X          X         X           X              X             X             X
Mortgage-Backed and
   Asset-Backed
   Securities                   X
Collateralized
   Mortgage Obligations
Investment Grade
   Corporate Debt
   Obligations                  X          X         X           X              X             X             X
Junk Bonds                                           X
Liquid Assets                   X          X         X           X              X             X             X

                                                OTHER INVESTMENTS

REITs                           X          X         X           X              X             X             X
Other Investment
   Companies                    X          X         X           X              X             X             X
Defaulted Securities
Municipal Forward
   Contracts
Variable or Floating
   Rate Instruments

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                     FUND
                            -------------------------------------------------------------------------------------
                                          AIM
                               AIM     EUROPEAN     AIM         AIM
                              BASIC      SMALL    GLOBAL   INTERNATIONAL   AIM MID CAP                 AIM SMALL
SECURITY/                   BALANCED    COMPANY    VALUE   SMALL COMPANY   BASIC VALUE    AIM SELECT   CAP EQUITY
INVESTMENT TECHNIQUE          FUND       FUND      FUND         FUND           FUND      EQUITY FUND      FUND
--------------------        --------   --------   ------   -------------   -----------   -----------   ----------
Indexed Securities
Zero-Coupon and
   Pay-in-Kind Securities
Synthetic Municipal
   Instruments

                                              INVESTMENT TECHNIQUES

Delayed Delivery
   Transactions                 X          X         X           X              X             X             X
When-Issued Securities          X          X         X           X              X             X             X
Short Sales                     X          X         X           X              X             X             X
Margin Transactions
Swap Agreements                 X          X         X           X              X             X             X
Interfund Loans                 X          X         X           X              X             X             X
Borrowing                       X          X         X           X              X             X             X
Lending Portfolio
   Securities                   X          X         X           X              X             X             X
Repurchase Agreements           X          X         X           X              X             X             X
Reverse Repurchase
   Agreements                   X          X         X           X              X             X             X
Dollar Rolls                    X
Illiquid Securities             X          X         X           X              X             X             X
Rule 144A Securities            X          X         X           X              X             X             X
Unseasoned Issuers              X          X         X           X              X             X             X
Portfolio Transactions
Sale of Money Market
   Securities
Standby Commitments

                                                   DERIVATIVES

Equity-Linked
   Derivatives                  X          X         X           X              X             X             X
Put Options                     X          X         X           X              X             X             X

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                     FUND
                            -------------------------------------------------------------------------------------
                                          AIM
                               AIM     EUROPEAN     AIM         AIM
                              BASIC      SMALL    GLOBAL   INTERNATIONAL   AIM MID CAP                 AIM SMALL
SECURITY/                   BALANCED    COMPANY    VALUE   SMALL COMPANY   BASIC VALUE    AIM SELECT   CAP EQUITY
INVESTMENT TECHNIQUE          FUND       FUND      FUND         FUND           FUND      EQUITY FUND      FUND
--------------------        --------   --------   ------   -------------   -----------   -----------   ----------
Call Options                    X          X         X           X              X             X             X
Straddles                       X          X         X           X              X             X             X
Warrants                        X          X         X           X              X             X             X
Futures Contracts and
   Options on Futures
   Contracts                    X          X         X           X              X             X             X
Forward Currency
   Contracts                    X          X         X           X              X             X             X
Cover                           X          X         X           X              X             X             X

                                  ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Investments in
   Entities with
   Relationships with
   the Funds/Advisor            X          X         X           X              X             X             X

Equity Investments

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

     The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

     Each Fund may invest up to 25% of its total assets (at least 80% of total assets for AIM International Small Company Fund, at least 80% of net assets for AIM European Small Company Fund and up to 80% of total assets for AIM Global Value Fund) in foreign securities.

     Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Risks of Developing Countries. AIM European Small Company Fund and AIM International Small Company Fund may each invest up to 35%, AIM Global Value Fund may invest up to 20%, and AIM Basic Balanced Fund, AIM Mid Cap Basic Value Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interests or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

     FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

     Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

     The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

     U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investments from the U.S. Government.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES - Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

     Description of debt securities ratings are found in Appendix A.

     JUNK BONDS. AIM Global Value Fund may invest up to 5% of its assets in junk bonds. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

     Companies that issue junk bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

     The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

     LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

     To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

     To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

     The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. Each Fund may engage in short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short against the box, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund will not sell a security short against the box, if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets.

     A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered.

     Short sales against the box may be subject to special tax treatment as "constructive sales" and require a Fund to recognize any taxable gain unless an exception to the constructive sale rule applies. See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

     AIM Global Value Fund is permitted and intends from time to time to effect short sales that are not "against the box." In a short sale that is not "against the box", AIM Global Value Fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, AIM Global Value Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). As a result of these requirements, AIM Global Value Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities.

     The amounts deposited with the broker or segregated, as described above, do not have the effect of limiting the amount of money that the Funds may lose on a short sale. In a short sale that is not "against the box", AIM Global Value Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     In a short sale that is not "against the box", AIM Global Value Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not "against the box" differ from those that could arise from a cash investment in a security in that losses from short sales that are not "against the box" may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

     In addition to enabling the Funds to hedge against market risk, short sales may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. There is no assurance that the Funds will be able to enter into such arrangements.

     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Swaps are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. A Fund's obligations or rights will be the net amount owned to or by the counterparty. A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.

     CREDIT DEFAULT SWAPS. AIM Basic Balanced Fund may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or on a basket of securities. AIM Basic Balanced Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, AIM Basic Balanced Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.

     CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. AIM Basic Balanced Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities

     As a buyer of a CDS, AIM Basic Balanced Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, AIM Basic Balanced Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to AIM Basic Balanced Fund. AIM Basic Balanced Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, AIM Basic Balanced Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

     As a seller of CDS, AIM Basic Balanced Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, AIM Basic Balanced Fund would pay the buyer par, and, in return, AIM Basic Balanced Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, AIM Basic Balanced Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, AIM Basic Balanced Fund receives the cash flow payment over the life of the agreement.

     Risks of CDS include the risk that a counterparty may default on amounts owed to AIM Basic Balanced Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

     Credit Derivatives may create covered or uncovered exposure to AIM Basic Balanced Fund. AIM Basic Balanced Fund generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying AIM Basic Balanced Fund's economic exposure and would limit risks of leveraging. For example, AIM Basic Balanced Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. AIM Basic Balanced Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

     CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. AIM Basic Balanced Fund's obligation or rights will be the net amount owed to or by the counterparty. AIM Basic Balanced Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and AIM Basic Balanced Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. AIM Basic Balanced Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under swap agreements with that counterparty would exceed 5% of AIM Basic Balanced Fund's net assets determined on the date the CDS is entered into.

     CDS Options. AIM Basic Balanced Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

     For a discussion of the tax considerations relating to swap agreements, See "Dividends, Distributions and Tax Matters - Swap Agreements."

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM

Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

     A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

     DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enters into dollar roll transactions to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

     Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

     The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

     PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment or any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

     A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the

Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

     Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as

"transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or, forward currency contract at any particular time.

     (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. The Fund(s) may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM European Small Company Fund and AIM International Small Company Fund are not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM European Small Company Fund and AIM International Small Company Fund are not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

     (1) AIM European Small Company Fund normally invests at least 80% of its assets in securities of European small companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (2) AIM Small Cap Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (3) AIM Mid Cap Basic Value Fund normally invests at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (4) AIM Select Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, with prospects for above-average market returns, without regard to market capitalization. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (5) AIM International Small Company Fund normally invests at least 80% of its assets in securities of small international companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

     AIM European Small Company Fund's portfolio turnover rate decreased from 130% in 2003 to 71% in 2004. This variation can be attributed to the Fund's high fluctuation in flows during the 2003 period. Since then flows have steadied and the fund is now at its normal level.

     AIM Global Value Fund's portfolio turnover rate decreased from 129% in 2004 to 51% in 2005. This variation can be attributed to the change in the lead manager of the fund on February 28, 2005 to Glen Hilton. Although the fund's investment strategy and process remained the same, the current lead manager has a longer term investment perspective than what was previously utilized. AIM Global Value Fund's portfolio turnover rate decreased from 372% in 2003 to 129% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team of the Fund in early 2002. This would have increased the turnover for 2003.

     AIM Select Equity Fund's portfolio turnover rate increased from 38% in 2004 to 91% in 2005. This variation can be attributed to the change in mandate to allow investment in securities outside the AIM complex that added to the increase in turnover. AIM Select Equity Fund's portfolio turnover rate decreased from 69% in 2003 to 38% in 2004. This variation can be attributed to the realignment of the Fund's portfolio in 2003 by the Fund's current management team.

     AIM Small Cap Equity Fund's portfolio turnover rate decreased from 124% in 2004 to 52% in 2005. This variation can be attributed to the lower turnover strategy utilized by the new management team that took over September 1, 2004.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.aiminvestments.com(1):

----------
(1) To locate a Fund's portfolio holdings information on http://www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

                   INFORMATION                     APPROXIMATE DATE OF WEBSITE POSTING   INFORMATION REMAINS POSTED ON WEBSITE
                   -----------                     -----------------------------------   -------------------------------------
Top ten holdings as of month-end                   15 days after month-end               Until replaced with the following
                                                                                         month's top ten holdings

Select holdings included in the Fund's Quarterly   29 days after calendar quarter-end    Until replaced with the following
Performance Update                                                                       quarter's Quarterly Performance Update

Complete portfolio holdings as of calendar         30 days after calendar quarter-end    For one year
quarter-end

Complete portfolio holdings as of fiscal           60-70 days after fiscal quarter-end   For one year
quarter-end

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' subadvisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

     AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed by or under the direction of the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to general oversight by the Board.

Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

     The members of the Audit Committee are James T. Bunch, Lewis F. Pennock, Raymond Stickel, Jr. (Chair), Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance; (ii) appoint independent registered public accountants for the Funds; (iii) to the extent required by
Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent registered public accountants; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2005, the Audit Committee held seven meetings.

     The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i)recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2005, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Bob R. Baker, and Jack M. Fields (Vice Chair). The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2005, the Governance Committee held seven meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Carl Frischling, Robert H. Graham, Pennock, Soll, Stickel and Mark H. Williamson and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time. During the fiscal year ended December 31, 2005, the investments committee held seven meetings.

     The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, and Williamson and Miss Quigley (Chair). The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisors regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and
(vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended December 31, 2005, the Valuation Committee held three meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2005, the Special Market Timing Litigation Committee held three meetings.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation from their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005 is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

     The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefit will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid and Vice

Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or
(ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements

     Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODE OF ETHICS

     AIM, the Trust and AIM Distributors have adopted a Code of Ethics governing personal trading activities of all employees of AIM and its subsidiaries. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within the AIM Family of Funds. Personal trading, including personal trading involving securities that may be purchased or held by a fund within the AIM Family of Funds, is permitted under the Code subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to AIM, the Fund's investment advisor. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

     Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2005 is available at our web site, HTTP://WWW.AIMINVESTMENTS.COM. This information is also available at the SEC web site, HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

     AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to its Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, indicated in the second column below, based on the average daily net assets of each Fund during the year.

     Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

                                                                                                                    MAXIMUM
                                                                                                                  ADVISORY FEE
                                             ANNUAL RATE/NET ASSETS               MAXIMUM ADVISORY FEE          RATES COMMITTED
              FUND NAME                      PER ADVISORY AGREEMENT            RATE AFTER JANUARY 1, 2005          UNTIL DATE
              ---------                ---------------------------------   ---------------------------------   -----------------
AIM Basic Balanced Fund                0.65% of the first $1 billion       0.62% of the first $250 million     December 31, 2009
                                       0.60% of the next $4 billion        0.605% of the next $250 million
                                       0.55% of amount over $5 billion     0.59% of the next $500 million
                                                                           0.575% of the next $1.5 billion
                                                                           0.56% of the next $2.5 billion
                                                                           0.545% of the next $2.5 billion
                                                                           0.53% of the next $2.5 billion
                                                                           0.515% of amount over $10 billion

AIM European Small Company Fund        0.95% of average daily net assets   0.935% of the first $250 million    June 30, 2006
                                                                           0.91% of the next $250 million
                                                                           0.885% of the next $500 million
                                                                           0.86% of the next $1.5 billion
                                                                           0.835% of the next $2.5 billion
                                                                           0.81% of the next $2.5 billion
                                                                           0.785% of the next $2.5 billion
                                                                           0.76% of amount over $10 billion

AIM Global Value Fund                  0.85% of the first $1 billion       0.80% of the first $250 million     June 30, 2006
                                       0.80% of amount over $1 billion     0.78% of the next $250 million
                                                                           0.76% of the next $500 million
                                                                           0.74% of the next $1.5 billion
                                                                           0.72% of the next $2.5 billion
                                                                           0.70% of the next $2.5 billion
                                                                           0.68% of the next $2.5 billion
                                                                           0.66% of amount over $10 billion

AIM International Small Company Fund   0.95% of average daily net assets   0.935% of the first $250 million    December 31, 2009
                                                                           0.91% of the next $250 million
                                                                           0.885% of the next $500 million
                                                                           0.86% of the next $1.5 billion
                                                                           0.835% of the next $2.5 billion
                                                                           0.81% of the next $2.5 billion
                                                                           0.785% of the next $2.5 billion
                                                                           0.76% of amount over $10 billion

AIM Mid Cap Basic Value Fund           0.80% of the first $1 billion       0.745% of the first $250 million    December 31, 2009
                                       0.75% of the next $4 billion        0.73% of the next $250 million
                                       0.70% of amount over $5 billion     0.715% of the next $500 million
                                                                           0.70% of the next $1.5 billion
                                                                           0.685% of the next $2.5 billion
                                                                           0.67% of the next $2.5 billion
                                                                           0.655% of the next $2.5 billion
                                                                           0.64% of amount over $10 billion

AIM Select Equity Fund                 0.80% of the first $150 million     0.695% of the first $250 million    June 30, 2006
                                       0.625% of amount over $150          0.67% of the next $250 million
                                       million (1)                         0.645% of the next $500 million
                                                                           0.62% of the next $1.5 billion
                                                                           0.595% of the next $2.5 billion
                                                                           0.57% of the next $2.5 billion
                                                                           0.545% of the next $2.5 billion
                                                                           0.52% of amount over $10 billion

                                                                                                                    MAXIMUM
                                                                                                                  ADVISORY FEE
                                             ANNUAL RATE/NET ASSETS               MAXIMUM ADVISORY FEE          RATES COMMITTED
              FUND NAME                      PER ADVISORY AGREEMENT            RATE AFTER JANUARY 1, 2005          UNTIL DATE
              ---------                ---------------------------------   ---------------------------------   -----------------
AIM Small Cap Equity Fund              0.85% of all assets                 0.745% of the first $250 million    December 31, 2009
                                                                           0.73% of the next $250 million
                                                                           0.715% of the next $500 million
                                                                           0.70% of the next $1.5 billion
                                                                           0.685% of the next $2.5 billion
                                                                           0.67% of the next $2.5 billion
                                                                           0.655% of the next $2.5 billion
                                                                           0.64% of amount over $10 billion

(1) AIM has voluntarily agreed to waive advisory fees payable by the Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

     AIM has contractually agreed through December 31, 2006, to limit Total Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by each fund's Board; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares to the extent necessary to limit the total operating expenses as follows:

                                         EXPENSE
                FUND                   LIMITATION
                ----                   ----------
AIM European Small Company Fund
   Class A Shares                         1.90%
   Class B Shares                         2.65%
   Class C Shares                         2.65%
AIM Global Value Fund
   Class A Shares                         1.90%
   Class B Shares                         2.65%
   Class C Shares                         2.65%
AIM International Small Company Fund
   Class A Shares                         1.90%
   Class B Shares                         2.65%
   Class C Shares                         2.65%

Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

Portfolio Managers

     Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

     -    The dollar range of the manager's investments in each Fund.

     -    A description of the manager's compensation structure.

     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

     If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.

The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee at an annual rate of $21.60 per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

     CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     AUDITORS. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002 as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

     AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by each of the Funds for the last three fiscal years ended December 31 are found in Appendix J.

COMMISSIONS

     During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or

[AIM's] overall responsibilities with respect to the accounts as to which [it] exercised investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

     AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital Management, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to AIM through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

     AIM also used soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2005 are found in Appendix K.

REGULAR BROKERS OR DEALERS

     Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2005 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

     AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan of a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

     Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Advantage Health Sciences Fund
AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metal Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund

                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage    Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 25,000                       5.50%         5.82%          4.75%
$ 25,000 but less than $   50,000        5.25          5.54           4.50
$ 50,000 but less than $  100,000        4.75          4.99           4.00
$100,000 but less than $  250,000        3.75          3.90           3.00
$250,000 but less than $  500,000        3.00          3.09           2.50
$500,000 but less than $1,000,000        2.00          2.04           1.60

CATEGORY II FUNDS

AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM International Bond Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund

                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 50,000                       4.75%         4.99%          4.00%
$ 50,000 but less than $  100,000        4.00          4.17           3.25
$100,000 but less than $  250,000        3.75          3.90           3.00
$250,000 but less than $  500,000        2.50          2.56           2.00
$500,000 but less than $1,000,000        2.00          2.04           1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 100,000                      1.00%         1.01%          0.75%
$100,000 but less than $  250,000        0.75          0.76           0.50
$250,000 but less than $1,000,000        0.50          0.50           0.40

     AIM ENHANCED SHORT BOND FUND, AIM FLOATING RATE FUND AND AIM SHORT TERM BOND FUND

                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 100,000                      2.50          2.56           2.00
$100,000 but less than $  250,000        2.00          2.04           1.50
$250,000 but less than $  500,000        1.50          1.52           1.25
$500,000 but less than $1,000,000        1.25          1.27           1.00

     As of the close of business on October 30, 2002, Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Fund and Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. However, if an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares by investors who were Class K shareholders of record on October 21, 2005 are not subject to a CDSC.

     AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES

                 1% of the first $2 million
                 plus 0.80% of the next $1 million
                 plus 0.50% of the next $17 million
                 plus 0.25% of amounts in excess of $20 million

     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

     If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond

Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I and II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                 0.50% of the first $20 million
                 plus 0.25% of amounts in excess of $20 million

     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

     With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

     As used herein, the terms below shall be defined as follows:

     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

     -    "Spouse" is the person to whom one is legally married under state law;

     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

     -    "Parent" is a person's biological or adoptive mother or father;

     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     -    "Step-parent" is the Spouse of a Child's Parent; and

     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

     - an Individual (including his or her spouse or domestic partner, and children);

     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     - Shareholders of AIM Basic Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Equity Fund, AIM Global Growth Fund, AIM Global Health Care Fund and AIM Real Estate Fund who have a Letter of Intent in place as of November 1, 2005, will be able to complete the Letter of Intent under the current pricing schedule, and future Letters of Intent or subsequent purchases will be subject to the Category I pricing.

     Canceling the LOI

     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

     All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

     If an investor's new purchase of Class A shares of a Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchasers responsibilities to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

     AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     -    AIM Management and its affiliates, or their clients;

     - Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds,(R) and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

     - Any current or retired officer, director, or employee (and members of their Immediate Family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     - Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

     -    Purchases through approved fee-based programs;

     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

          a.   a plan's assets are at least $1 million;

          b. there are at least 100 employees eligible to participate in the plan; or

          c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to
               Section 501(c)(3) of the Code;

- Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

- Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of the same Fund;

- Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

- A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

- Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

- Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

- Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

-    Shareholders of Investor Class shares of an AIM Fund;

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code;

-    Insurance company separate accounts;

- Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

- Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

- Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

- Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

-    the reinvestment of dividends and distributions from a Fund;

- exchanges of shares of certain Funds, as more fully described in the Prospectus;

- the purchase of shares in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc. ("AIS");

-    a merger, consolidation or acquisition of assets of a Fund; or

- the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day.

     PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

     In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates. A list of certain financial advisors that received one or more types of payments below during the 2005 calendar year is attached hereto as Appendix H. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

     REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)

     The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems. All fees payable by ADI Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.

     OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts,

ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Class B1 Shares

     Class B1 shares are held by certain shareholders who held Class B shares of AIM Floating Rate Fund's predecessor, closed-end AIM Floating Rate Fund. Class B1 shares are not available for purchase by either current Class B1 shareholders or new investors. See the Prospectus for additional information, including information regarding contingent deferred sales charges.

Purchases of Class C Shares

     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Enhanced Short Bond Fund or AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

     AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Class K Shares

     Class K shares converted to Class A shares at the close of business on October 21, 2005. If AIM Distributors paid a concession at the time of sale to the dealer of record, the Class K shares were subject to a 0.70% CDSC at the time of redemption if all retirement plan assets were redeemed within one year from the date of the retirement plan's initial purchase. This CDSC will continue to apply if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

Payments with Regard to Class K Shares

     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchase and Redemption of Class P Shares

     Class P shares of the AIM Summit Fund are only sold to members of the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Summit Plans"). The Summit Plans are periodic payment plans, each registered as a unit investment trust under the 1940 Act. The terms of offering shares of the AIM Summit Fund and the procedures for requesting redemptions through the Summit Plans are set forth in the Summit Plans respective prospectuses. Shares of the AIM Summit Fund are sold to the Summit Plans at net asset value. The Summit Plans are currently closed to new investors.

     The AIM Summit Fund's prospectus for Class P shares provides for a limited group of individuals (certain individuals employed by or otherwise affiliated with the AIM Distributors) to purchase Class P shares of the AIM Summit Fund directly at net asset value. Investors in the Summit Plans also acquire direct ownership of Class P shares of the AIM Summit Fund upon the termination or completion of their periodic payment plans.

     Shareholder inquiries concerning the status of an account in Class P shares of the AIM Summit Fund should be directed to AIS by calling (800) 959-4246. For information regarding inquiries concerning accounts in the Summit Plans, see the applicable prospectus.

Purchases of Class R Shares

     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                    0.75% of the first $5 million
                    plus 0.50% of amounts in excess of $5 million

     With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

     EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received in good order prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

     GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

     REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

     - Redemptions of shares of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund held more than 18 months;

     - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

     -    Redemptions from private foundations or endowment funds;

     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

     - Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund, and shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond acquired by exchange from Class A shares of a Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund shares;

     - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

     - Redemptions of shares of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, unless the Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund shares;

     - Redemptions of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

     - Redemptions of shares of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund held by an Investor Class shareholder.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B, B1 AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

     - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

     - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;


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

     - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

     - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

     - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of
          Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

     - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

     - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

     CDSCs will not apply to the following redemptions of Class B, Class B1 or Class C shares, as applicable:

     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

     - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

     - Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

     -    Investment account(s) of AIM.

     CDSCs will not apply to the following redemptions of Class C shares:

     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

     - Redemptions of Class C shares of a Fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund; and

     - Redemptions of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES AND FORMER CLASS K SHAREHOLDERS THAT ACQUIRED CLASS A SHARES.

     CDSCs will not apply to redemptions of Class A shares acquired as a result of conversion of Class K shares into Class A shares where the retirement plan's dealer of record notified the distributor prior to the time of purchase that the dealer waived the upfront payment otherwise payable to him.

     CDSCs will not apply to the following redemptions of Class R shares:

     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor must supply AIS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.

     AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent.

     TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary.

     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary Public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and


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

mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering
Price.

     For example, at the close of business on December 30, 2005, AIM Global Value Fund - Class A shares had a net asset value per share of $13.98. The offering price, assuming an initial sales charge of 5.50%, therefore was $14.79.

     Institutional Class shares of the Funds are offered at net asset value.

Calculation of Net Asset Value

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

     Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendors may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing prices may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

     Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM Basic Balanced Fund. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

     It is the present policy of the AIM Basic Balanced Fund to declare and pay quarterly net investment income dividends and declare and pay annually capital gain distributions.

     Dividends on Class B, Class C and Class R shares are expected to be lower than those for Class A and Investor Class shares because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

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     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a fund may be required to sell portfolio holdings to meet this requirement.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or, collectively, of securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as a capital gain or loss.

     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales) may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of a Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

     PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

     The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of certain types of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a

Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above); such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.

     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

     Dividends paid by a Fund will not be eligible for the dividends received deduction when received by a corporation that has not held its shares of the Fund for at least 46 days during the 91-day period beginning 45 days before the date on which the shares become ex-dividend and will not be treated as qualified dividend income when received by an individual or other noncorporate shareholder who has not held its shares of the Fund for at least 61 days during the 121-day period beginning 60 days before the date on which the shares become ex-dividend.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

     Distributions by a Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amounts of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding."

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

     As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends short-term capital gain dividends, interest related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

     Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

     FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 7, 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and, if applicable, Class R and Investor Class shares (collectively the "Plans"). Each Fund, pursuant to the Plans, except the Investor Class Plan, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

FUND                                   CLASS A   CLASS B   CLASS C   CLASS R
----                                   -------   -------   -------   -------
AIM Basic Balanced Fund                 0.25%      1.00      1.00      0.50
AIM European Small Company Fund         0.25       1.00      1.00       N/A
AIM Global Value Fund                   0.25       1.00      1.00       N/A
AIM International Small Company Fund    0.25       1.00      1.00       N/A
AIM Mid Cap Basic Value Fund            0.25       1.00      1.00      0.50
AIM Select Equity Fund                  0.25       1.00      1.00       N/A
AIM Small Cap Equity Fund               0.25       1.00      1.00      0.50

     AIM Basic Balanced Fund, pursuant to its Investor Class plan, pays AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund.

     All of the Plans compensate or reimburse AIM Distributors, as applicable, for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these Plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans AIM Distributors will retain the full amount of the fee.

     Amounts payable by AIM Basic Balanced Fund under its Investor Class Plan are directly related to the expenses incurred by AIM Distributors on behalf of the Fund, as this Plan obligates the Fund to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period exceeds the 0.25% annual cap, under this Plan AIM Basic Balanced Fund will not be obligated to pay more than the 0.25% annual cap. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period is less than the 0.25% annual cap, under this Plan AIM Distributors is entitled to be reimbursed only for its actual allocated share of expenses.

     AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares, Class R or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

     See Appendix M for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended December 31, 2005 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2005.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

     The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

     Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

     Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended December 31 are found in Appendix O.

                              FINANCIAL STATEMENTS

     Each Fund's Financial Statements for the period ended December 31, 2005, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders.

     The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

                               PENDING LITIGATION

     Regulatory Action Alleging Market Timing

     On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

     If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP") from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is not assurance that such exemptive relief will be granted.

     On October 19, 2005, the WVAG lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

     Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA;

rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix P-1.

     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings (excluding the Berdat excessive fees consolidated lawsuit that has been conditionally transferred to the MDL Court). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix P-2.

     Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix P-3.

     Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix P-4.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

     Moody's corporate ratings are as follows:

     AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                          PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF APRIL 15, 2006)

                   SERVICE PROVIDER                                              DISCLOSURE CATEGORY
-----------------------------------------------------   ---------------------------------------------------------------------
ABN AMRO Financial Services, Inc.                       Broker (for certain AIM funds)
AIM Investment Services, Inc.                           Transfer Agent
Anglemyer & Co.                                         Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP                  Legal Counsel
BB&T Capital Markets                                    Broker (for certain AIM funds)
Belle Haven Investments L.P.                            Broker (for certain AIM funds)
Bloomberg                                               System Provider (for certain AIM funds)
BOSC, Inc.                                              Broker (for certain AIM funds)
BOWNE & Co.                                             Financial Printer
Brown Brothers Harriman & Co.                           Securities Lender (for certain AIM funds)
Cabrera Capital Markets                                 Broker (for certain AIM funds)
Cenveo                                                  Financial Printer
Classic Printers Inc.                                   Financial Printer
Coastal Securities, LP                                  Broker (for certain AIM funds)
Color Dynamics                                          Financial Printer
Duncan-Williams, Inc.                                   Broker (for certain AIM funds)
Earth Color Houston                                     Financial Printer
EMCO Press                                              Financial Printer
Empirical Research Partners                             Analyst (for certain AIM funds)
Fidelity Investments                                    Broker (for certain AIM funds)
First Albany Capital                                    Broker (for certain AIM funds)
First Tryon Securities                                  Broker (for certain AIM funds)
GainsKeeper                                             Software Provider (for certain AIM funds)
GCom2 Solutions                                         Software Provider (for certain AIM funds)
George K. Baum & Company                                Broker (for certain AIM funds)
Global Trading Analytics                                Analyst
Global Trend Alert                                      Analyst (for certain AIM funds)
Grover Printing                                         Financial Printer
Gulfstream Graphics Corp.                               Financial Printer
Hattier, Sanford & Reynoir                              Broker (for certain AIM funds)
Howe Barnes Investments, Inc.                           Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.                        Broker (for certain AIM funds)
iMoneyNet                                               Rating & Ranking Agency (for certain AIM funds)
Institutional Shareholder Services, Inc.                Proxy Voting Service (for certain AIM funds)
J.P. Morgan Chase                                       Analyst (for certain AIM funds)
JPMorgan Securities Inc.\Citigroup Global Markets       Lender (for certain AIM funds)
Inc.\JPMorgan Chase Bank
John Hancock Investment Management Services, LLC        Sub-advisor (for certain sub-advised accounts)
Kevin Dann & Partners                                   Analyst (for certain AIM funds)
Kirkpatrick, Pettis, Smith, Pollian, Inc.               Broker (for certain AIM funds)
Kramer, Levin Naftalis & Frankel LLP                    Legal Counsel
Legg Mason Wood Walker                                  Broker (for certain AIM funds)
Lehman Brothers, Inc.                                   Broker (for certain AIM funds)

                   SERVICE PROVIDER                                              DISCLOSURE CATEGORY
-----------------------------------------------------   ---------------------------------------------------------------------
Lipper, Inc.                                            Rating & Ranking Agency (for certain AIM funds)
Loan Pricing Corporation                                Pricing Service (for certain AIM funds)
Loop Capital Markets                                    Broker (for certain AIM funds)
M.R. Beal & Company                                     Broker (for certain AIM funds)
MS Securities Services, Inc. and Morgan Stanley & Co.   Securities Lender (for certain AIM funds)
Incorporated
McDonald Investments Inc.                               Broker (for certain AIM funds)
Mesirow Financial, Inc.                                 Broker (for certain AIM funds)
Moody's Investors Service                               Rating & Ranking Agency (for certain AIM funds)
Morgan Keegan & Company, Inc.                           Broker (for certain AIM funds)
Morrison Foerster LLP                                   Legal Counsel
Muzea Insider Consulting Services, LLC                  Analyst (for certain AIM funds)
Noah Financial, LLC                                     Analyst (for certain AIM funds)
Page International                                      Financial Printer
Piper Jaffray                                           Analyst and Broker (for certain AIM funds)
PricewaterhouseCoopers LLP                              Independent Registered Public Accounting Firm (for certain AIM funds)
Printing Arts of Houston                                Financial Printer
Protective Securities                                   Broker (for certain AIM funds)
Ramirez & Co., Inc.                                     Broker (for certain AIM funds)
Raymond James & Associates, Inc.                        Broker (for certain AIM funds)
RBC Capital Markets                                     Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated                          Broker (for certain AIM funds)
Reuters America Inc.                                    Pricing Service (for certain AIM funds)
Robert W. Baird & Co. Incorporated                      Broker (for certain AIM funds)
RR Donnelley                                            Financial Printer
Salomon Smith Barney                                    Broker (for certain AIM funds)
SBK Brooks Investment Corp.                             Broker (for certain AIM funds)
Seattle Northwest Securities Corporation                Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.                   Broker (for certain AIM funds)
Signature                                               Financial Printer
Simon Printing Company                                  Financial Printer
Southwest Precision Printers, Inc.                      Financial Printer
Standard and Poor's/Standard and Poor's Securities      Pricing Service (for certain AIM funds)
Evaluations, Inc.
State Street Bank and Trust Company                     Custodian (for certain AIM funds); Lender (for certain AIM Funds);
                                                        Securiti   es Lender (for certain AIM funds)
Sterne, Agee & Leach, Inc.                              Broker (for certain AIM funds)
Stifel, Nicholaus & Company, Incorporated               Broker (for certain AIM funds)
The Bank of New York                                    Custodian (for certain AIM funds)
The MacGregor Group, Inc.                               Software Provider
Thomson Information Services Incorporated               Software Provider
UBS Financial Services, Inc.                            Broker (for certain AIM funds)
VCI Group Inc.                                          Financial Printer
Wachovia National Bank, N.A.                            Broker (for certain AIM funds)
Western Lithograph                                      Financial Printer
Wiley Bros. Aintree Capital L.L.C.                      Broker (for certain AIM funds)
XSP, LLC\Solutions Plus, Inc.                           Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                              As of March 31, 2006

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
INTERESTED PERSONS

Robert H. Graham(1) -- 1946         1992    Director and Chairman, A I M Management Group Inc.   None
Trustee, Vice Chair, President              (financial services holding company); Director and
and Principal Executive Officer             Vice Chairman, AMVESCAP PLC; Chairman, AMVESCAP
                                            PLC - AIM Division (parent of AIM and a global
                                            investment management firm); and Trustee, Vice
                                            Chair, President and Principal Executive Officer
                                            of the AIM Family of Funds

                                            Formerly: President and Chief Executive Officer,
                                            A I M Management Group Inc.; Director, Chairman
                                            and President, A I M Advisors, Inc. (registered
                                            investment advisor); Director and Chairman, A I M
                                            Capital Management, Inc. (registered investment
                                            advisor), A I M Distributors, Inc. (registered
                                            broker dealer), AIM Investment Services, Inc.,
                                            (registered transfer agent), and Fund Management
                                            Company (registered broker dealer); and Chief
                                            Executive Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2) -- 1951       2003    Director, President and Chief Executive Officer,     None
Trustee and Executive Vice                  A I M Management Group Inc. (financial services
President                                   holding company); Director, and President, A I M
                                            Advisors, Inc. (registered investment advisor);
                                            Director, A I M Capital Management, Inc.
                                            (registered investment advisor) and A I M
                                            Distributors, Inc. (registered broker dealer);
                                            Director and Chairman, AIM Investment Services,
                                            Inc. (registered transfer agent); Fund Management
                                            Company (registered broker dealer) and INVESCO
                                            Distributors, Inc. (registered broker-dealer);
                                            Chief Executive Officer, AMVESCAP PLC - AIM
                                            Division (parent of AIM and a global investment
                                            management firm); and Trustee and Executive Vice
                                            President of the AIM Family of Funds

                                            Formerly: Director, Chairman, President and Chief
                                            Executive Officer, INVESCO Funds Group, Inc.; and
                                            President and Chief Executive Officer, INVESCO
                                            Distributors, Inc.; and Chief Executive Officer,
                                            AMVESCAP PLC - Managed Products; and Chairman,
                                            A I M Advisors, Inc.

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944           1987    Chairman, Crockett Technology Associates             ACE Limited
Trustee and Chair                           (technology consulting company)                      (insurance company);
                                                                                                 and Captaris, Inc.
                                                                                                 (unified messaging
                                                                                                 provider)

Bob R. Baker - 1936                 2003    Retired                                              None
Trustee

Frank S. Bayley -- 1939             2001    Retired                                              Badgley Funds, Inc.
Trustee                                                                                          (registered
                                            Formerly: Partner, law firm of Baker & McKenzie      investment company)
                                                                                                 (2 portfolios)

James T. Bunch - 1942               2003    Founder, Green, Manning & Bunch, Ltd. (investment    None
Trustee                                     banking firm); and Director, Policy Studies, Inc.
                                            and Van Gilder Insurance Corporation

Albert R. Dowden -- 1941            2000    Director of a number of public and private           None
Trustee                                     business corporations, including the Boss Group,
                                            Ltd. (private investment and management); Cortland
                                            Trust, Inc. (Chairman) (registered investment
                                            company) (3 portfolios); Annuity and Life Re
                                            (Holdings), Ltd. (insurance company); CompuDyne
                                            Corporation (provider of products and services to
                                            the public security market) and Homeowners of
                                            America Holding Corporation

                                            Formerly: Director, President and Chief Executive
                                            Officer, Volvo Group North America, Inc.; Senior
                                            Vice President, AB Volvo; and director of various
                                            affiliated Volvo companies

Jack M. Fields -- 1952              1997    Chief Executive Officer, Twenty First Century        Administaff, and
Trustee                                     Group, Inc. (government affairs company) and;        Discovery Global
                                            Owner, Dos Angelos Ranch, L.P.                       Education Fund
                                                                                                 (non-profit)
                                            Formerly: Chief Executive Officer, Texana Timber
                                            LP (sustainable forestry company)

Carl Frischling -- 1937             1993    Partner, law firm of Kramer Levin Naftalis and       Cortland Trust, Inc.
Trustee                                     Frankel LLP                                          (registered
                                                                                                 investment company)
                                                                                                 (3 portfolios)

Prema Mathai-Davis -- 1950          1998    Formerly: Chief Executive Officer, YWCA of the USA   None
Trustee

Lewis F. Pennock -- 1942            1992    Partner, law firm of Pennock & Cooper                None
Trustee

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
Ruth H. Quigley -- 1935             2001    Retired                                              None
Trustee

Larry Soll, Ph.D. - 1942            2003    Retired                                              None
Trustee

Raymond Stickel, Jr. - 1944         2005    Retired                                              Director, Mainstay
Trustee                                                                                          VP Series Funds,
                                            Formerly; Partner, Deloitte & Touche                 Inc. (21 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958              2005    Senior Vice President and Senior Officer of the      N/A
Senior Vice President and                   AIM Family of Funds
Senior Officer

                                            Formerly: Director of Compliance and Assistant
                                            General Counsel, ICON Advisers, Inc.; Financial
                                            Consultants, Merrill Lynch; General Counsel and
                                            Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr(3) - 1962              2006    Director, Senior Vice President, Secretary and       N/A
Senior Vice President, Chief                General Counsel, A I M Management Group Inc.
Legal Officer and Secretary                 (financial services holding company) and A I M
                                            Advisors, Inc.; Director and Vice President,
                                            INVESCO Distributors, Inc.; Vice President, A I M
                                            Capital Management, Inc., AIM Investment Services,
                                            Inc., and Fund Management Company; Senior Vice
                                            President, A I M Distributors, Inc.; and Senior
                                            Vice President, Chief Legal Officer and Secretary
                                            of the AIM Family of Funds

                                            Formerly: Chief Operating Officer, Senior Vice
                                            President, General Counsel, and Secretary, Liberty
                                            Ridge Capital, Inc. (an investment adviser); Vice
                                            President and Secretary, PBHG Funds (an investment
                                            company); Vice President and Secretary, PBHG
                                            Insurance Series Fund (an investment company);
                                            General Counsel and Secretary, Pilgrim Baxter
                                            Value Investors (an investment adviser); Chief
                                            Operating Officer, General Counsel and Secretary,
                                            Old Mutual Investment Partners (a broker-dealer);
                                            General Counsel and Secretary, Old Mutual Fund
                                            Services (an administrator); General Counsel and
                                            Secretary, Old Mutual Shareholder Services (a
                                            shareholder servicing center); Executive Vice
                                            President, General Counsel and Secretary, Old
                                            Mutual Capital, Inc. (an investment adviser); and
                                            Vice President and Secretary, Old Mutual Advisors
                                            Funds (an investment company)

----------
(3) Mr. Zerr was elected Senior Vice President, Chief Legal Officer and Secretary effective March 29, 2006.

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
Lisa O. Brinkley - 1959             2004    Global Compliance Director, AMVESCAP PLC; and Vice   N/A
Vice President                              President of the AIM Family of Funds

                                            Formerly: Senior Vice President, A I M Management
                                            Group Inc. (financial services holding company);
                                            Senior Vice President and Chief Compliance
                                            Officer, A I M Advisors, Inc. and the AIM Family
                                            of Funds; Vice President and Chief Compliance
                                            Officer, A I M Capital Management, Inc. and A I M
                                            Distributors, Inc.; Vice President, AIM Investment
                                            Services, Inc. and Fund Management Company; and
                                            Senior Vice President and Compliance Director,
                                            Delaware Investments Family of Funds

Kevin M. Carome - 1956              2003    Senior Vice President and General Counsel,           N/A
Vice President                              AMVESCAP PLC; and Vice President of the AIM Family
                                            of Funds

                                            Formerly: Director, General Counsel, and Vice
                                            President Fund Management Company; Director,
                                            Senior Vice President, Secretary and General
                                            Counsel, A I M Management Group Inc. (financial
                                            services holding company) and A I M Advisors,
                                            Inc.; Director and Vice President, INVESCO
                                            Distributors, Inc.; Senior Vice President, A I M
                                            Distributors, Inc.; Vice President, A I M Capital
                                            Management, Inc. and AIM Investment Services,
                                            Inc.; Senior Vice President, Chief Legal Officer
                                            and Secretary of the AIM Family of Funds; and
                                            Senior Vice President and General Counsel, Liberty
                                            Financial Companies, Inc. and Liberty Funds Group,
                                            LLC

Sidney M. Dilgren -- 1961           2004    Vice President and Fund Treasurer, A I M Advisors,   N/A
Vice President,Treasurer and                Inc.; and Vice President, Treasurer and Principal
Principal Financial Officer                 Financial Officer of the AIM Family of Funds

                                            Formerly: Senior Vice President, AIM Investment
                                            Services, Inc.; and Vice President, A I M
                                            Distributors, Inc.

J. Philip Ferguson -- 1945          2005    Senior Vice President and Chief Investment           N/A
Vice President                              Officer, A I M Advisors Inc.; Director, Chairman,
                                            Chief Executive Officer, President and Chief
                                            Investment Officer, A I M Capital Management, Inc;
                                            Executive Vice President, A I M Management Group
                                            Inc.; and Vice President of the AIM Family of
                                            Funds

                                            Formerly: Senior Vice President, AIM Private Asset
                                            Management, Inc.; and Chief Equity Officer and
                                            Senior Investment Officer, A I M Capital
                                            Management, Inc.

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
Karen Dunn Kelley - 1960            1992    Director of Cash Management, Managing Director and   N/A
Vice President                              Chief Cash Management Officer, A I M Capital
                                            Management, Inc.; Director and President, Fund
                                            Management Company; Vice President, A I M
                                            Advisors, Inc. and the AIM Family of Funds

Todd L. Spillane(4) - 1958          2006    Senior Vice President, A I M Management Group        N/A
Chief Compliance Officer                    Inc.; Senior Vice President and Chief Compliance
                                            Officer, A I M Advisors, Inc.; Chief Compliance
                                            Officer of the AIM Family of Funds; Vice President
                                            and Chief Compliance Officer, A I M Capital
                                            Management, Inc.; and Vice President, A I M
                                            Distributors, Inc., AIM Investment Services, Inc.
                                            and Fund Management Company

                                            Formerly: Global Head of Product Development,
                                            AIG-Global Investment Group, Inc.; Chief
                                            Compliance Officer and Deputy General Counsel,
                                            AIG-SunAmerica Asset Management, and Chief
                                            Compliance Officer, Chief Operating Officer and
                                            Deputy General Counsel, American General
                                            Investment Management


----------
(4)  Mr. Spillane was elected Chief Compliance Officer effective March 29, 2006.

          TRUSTEE OWNERSHIP OF PORTFOLIO SHARES AS OF DECEMBER 31, 2005

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                  DOLLAR RANGE OF EQUITY SECURITIES             INVESTMENT COMPANIES OVERSEEN BY
    NAME OF TRUSTEE                         PER PORTFOLIO                    TRUSTEE IN THE AIM FAMILY OF FUNDS(R)
    ---------------       ------------------------------------------------   -------------------------------------
Robert H. Graham          Basic Balanced                     Over $100,000               Over $100,000
                          Premier Equity                $50,001 - $100,000
                          Small Cap Equity                   Over $100,000

Mark H. Williamson        European Small Company        $50,001 - $100,000               Over $100,000
                          International Small Company        Over $100,000

Bob R. Baker              European Small Company        $50,001 - $100,000               Over $100,000
                          International Small Company        Over $100,000

Frank S. Bayley           European Small Company         $10,001 - $50,000               Over $100,000

James T. Bunch                                   -0-                                    Over $100,000(5)

Bruce L. Crockett         International Small Company    $10,001 - $50,000              Over $100,000(5)
                          Mid Cap Basic Value            $10,001 - $50,000
                          Premier Equity                      $1 - $10,000
                          Select Equity                       $1 - $10,000
                          Small Cap Equity               $10,001 - $50,000

Albert R. Dowden          Small Cap Equity               $10,001 - $50,000               Over $100,000

Edward K. Dunn, Jr.(6)    European Small Company         $10,001 - $50,000              Over $100,000(5)
                          International Small Company    $10,001 - $50,000

Jack M. Fields            Premier Equity                     Over $100,000              Over $100,000(5)

Carl Frischling           European Small Company             Over $100,000              Over $100,000(5)
                          International Small Company        Over $100,000
                          Premier Equity                $50,001 - $100,000
                          Select Equity                      Over $100,000

Prema Mathai-Davis        European Small Company         $10,001 - $50,000              Over $100,000(5)

Lewis F. Pennock          Basic Balanced                 $10,001 - $50,000               Over $100,000
                          Global Value                   $10,001 - $50,000
                          Select Equity                       $1 - $10,000

Ruth H. Quigley           European Small Company              $1 - $10,000             $50,001 - $100,000
                          International Small Company         $1 - $10,000

Larry Soll                Basic Balanced                 $10,001 - $50,000              Over $100,000(5)
                          International Small Company    $10,001 - $50,000

Raymond Stickel, Jr.(7)                          -0-                                     Over $100,000

----------
(5) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(6)  Mr. Dunn retired as a trustee of the Trust effective March 31, 2006.

(7) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005:

                                               RETIREMENT       ESTIMATED
                                                BENEFITS     ANNUAL BENEFITS       TOTAL
                              AGGREGATE          ACCRUED     UPON RETIREMENT   COMPENSATION
                          COMPENSATION FROM      BY ALL        FROM ALL AIM      FROM ALL
        TRUSTEE              THE TRUST(1)     AIM FUNDS(2)       FUNDS(3)      AIM FUNDS(4)
        -------           -----------------   ------------   ---------------   ------------
Bob R. Baker                   $17,533          $200,136         $162,613        $213,750
Frank S. Bayley                 18,786           132,526          120,000         229,000
James T. Bunch                  16,280           162,930          120,000         198,500
Bruce L. Crockett               29,445            83,764          120,000         359,000
Albert R. Dowden                18,786           112,024          120,000         229,000
Edward K. Dunn, Jr. (5)         18,786           141,485          120,000         229,000
Jack M. Fields                  15,174            59,915          120,000         185,000
Carl Frischling(6)              16,020            59,042          120,000         195,250
Gerald J. Lewis(5)              16,280           162,930          114,375         198,500
Prema Mathai-Davis              17,533            69,131          120,000         213,750
Lewis F. Pennock                16,280            86,670          120,000         198,500
Ruth H. Quigley                 17,533           154,658          120,000         213,750
Larry Soll                      16,280           201,483          138,990         198,500
Raymond Stickel, Jr.(7)          4,288                --          120,000          54,000

(1) Amounts shown are based on the fiscal year ended December 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2005, including earnings, was $60,727.

(2) During the fiscal year ended December 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $152,755.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(5) Mr. Dunn and Mr. Lewis retired as trustees effective March 31, 2006 and December 31, 2005, respectively.

(6) During the fiscal year ended December 31, 2005 the Trust paid $37,533 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(7) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX E

                          PROXY POLICIES AND PROCEDURES

                          (AS AMENDED OCTOBER 1, 2005)

A.   PROXY POLICIES

     Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

          A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., Audit, Compensation and Nominating) should be composed of only independent trustees.

          There are some actions by directors that should result in votes being withheld. These instances include directors who:

          - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

          - Attend less than 75 percent of the board and committee meetings without a valid excuse;

          - It is not clear that the director will be able to fulfill his function;

          -    Implement or renew a dead-hand or modified dead-hand poison pill;

          - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

          - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

          - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

          - Long-term financial performance of the target company relative to its industry;

          -    Management's track record;

          -    Portfolio manager's assessment;

          -    Qualifications of director nominees (both slates);

          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          -    Background to the proxy contest.

     II.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

          - It is not clear that the auditors will be able to fulfill their function;

          - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

     III. COMPENSATION PROGRAMS

          Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

          - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

          - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

          - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

          - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

     IV.  CORPORATE MATTERS

          We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

          - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

          - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

          - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

          - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

     V.   SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

          - We will generally abstain from shareholder social and environmental proposals.

          - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

          - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

          - We will generally vote for proposals to lower barriers to shareholder action.

          - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

     VI.  OTHER

          - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

          - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

          - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

          AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.   PROXY COMMITTEE PROCEDURES

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

          In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   BUSINESS/DISASTER RECOVERY

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   RESTRICTIONS AFFECTING VOTING

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.   CONFLICTS OF INTEREST

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

     If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

     If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.   FUND OF FUNDS

     When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.   CONFLICT IN THESE POLICIES

     If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of April 6, 2006.

AIM BASIC BALANCED FUND

                                        CLASS A      CLASS B      CLASS C      CLASS R      INVESTOR     INSTITUTIONAL
                                        SHARES       SHARES       SHARES       SHARES     CLASS SHARES    CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD        RECORD          RECORD
-------------------                   ----------   ----------   ----------   ----------   ------------   -------------
AIM Advisors Inc.
Attn: Corporate Controller
11 E Greenway Plaza., Ste. 1919
Houston, TX 77046-1103                    --           --           --           --            --           24.96%*

AMVESCAP National Trust
Company FBO AIM Management Group
Non Qualified Deferred Comp Plan
P.O. Box 105779
Atlanta, GA 30348-5779                                                                                      62.15%

Counsel Trust FBO Crittenden
Health Systems 401k Savings Plan
235 St. Charles Way, Suite 100
York, PA 17402-4658                       --           --           --          8.36%          --              --

                                        CLASS A      CLASS B      CLASS C      CLASS R      INVESTOR     INSTITUTIONAL
                                        SHARES       SHARES       SHARES       SHARES     CLASS SHARES    CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD        RECORD          RECORD
-------------------                   ----------   ----------   ----------   ----------   ------------   -------------
INVESCO Funds Group Inc.
ATTN: Corporate Controller
11 E Greenway Plz., Ste. 1919
Houston, TX 77046-1103                    --           --           --           --            --           12.89%

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484              6.47%        5.54%       10.18%         --            --              --

MG Trust Co. CUST
Fresh Meadow Mechanical Corp.
700 17th St. Ste. 300
Denver, CO 80202-3531                     --           --           --          7.09%          --              --

Reliance Trust Co. CUST FBO
Tahoe Regional Planning Agency
P.O. Box 48529
Atlanta, GA 30362-1529                    --           --           --          8.65%          --              --

Charles Schwab & Co Inc
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery
St. San Francisco, CA 94104-4122                                                             14.93%

                                        CLASS A      CLASS B      CLASS C      CLASS R      INVESTOR     INSTITUTIONAL
                                        SHARES       SHARES       SHARES       SHARES     CLASS SHARES    CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD        RECORD          RECORD
-------------------                   ----------   ----------   ----------   ----------   ------------   -------------
Symetra Investment Services Inc.
P.O. Box 34443
Seattle, WA 98124-1443                    --           --           --         20.50%          --              --

*    Owned of record and beneficially.

AIM EUROPEAN SMALL COMPANY FUND

                                         CLASS A SHARES        CLASS B SHARES        CLASS C SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER                             RECORD                RECORD                RECORD
-------------------                   -------------------   -------------------   -------------------
Citigroup Global Markets
ATTN: Cindy Tempesta 7th Fl
333 34th St. New York,
NY 10001-2402                                  --                  6.09%                 5.00%

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East 2nd Fl
Jacksonville, FL 32246-6484                  7.61%                   --                 17.01%

Morgan Stanley DW
ATTN: Mutual Fund Operations
3 Harborside Pl. Fl 6
Jersey City, NJ 07311-3907                     --                    --                  5.20%

AIM GLOBAL VALUE FUND

                                                                                                 INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------
AIM International Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza, Suite 100
Houston, TX 77046-1113                        --                 --                 --              99.92%

Charles Schwab & CO. Inc.
Special Custody FBO Customers (SIM)
ATTN: Mutual Funds
101 Montgomery St.
San Francisco, CA 94014-4122               12.61%               --                  --                 --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd Fl
Jacksonville, FL 32246-6484                 7.82%              8.61%             14.12%                --

AIM INTERNATIONAL SMALL COMPANY FUND

                                                                                                 INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------
AIM International Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza, Suite 100
Houston, TX 77046-1113                        --                 --                 --              99.70%

Citigroup Global Markets
ATTN: Cindy Tempesta 7th Fl
333 34th St.
New York, NY 10001-2402                       --               10.28%            11.71%                --

                                                                                                 INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East
2nd Fl
Jacksonville, FL 32246-6484                15.53%              6.86%             20.45%                --

Morgan Stanley DW
Attn: Mutual Fund Operations
3 Harborside Pl. Fl 6
Jersey City, NJ 07311-3907                    --               8.19%              6.55%                --

AIM MID CAP BASIC VALUE FUND

                                                                                                                    INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------   ----------------
AIM Advisors Inc.
Attn: Corporate Controller
11 E Greenway Plaza., Ste. 1919
Houston, TX 77046-1103                        --                 --                 --               6.02%                --

AIM Moderate Asset Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz., Ste. 100
Houston, TX 77046-1113                        --                 --                 --                 --              78.58%

AIM Moderate Growth Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz., Ste. 100
Houston, TX 77046-1113                        --                 --                 --                 --              17.46%

                                                                                                                    INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------   ----------------
American Congress on Surveying
Curtis Wayne Sumner
3155 Kinross Cir.
Herndon, VA 20171-4042                        --                 --                 --               8.45%                --

Diamond Speed Products Inc.
Gene Jenke
1631 S. Michigan Ave Apt. 201
Chicago, IL 60616-1252                        --                 --                 --              11.17%                --

Doy Tech Inc.
Jun Yuan Deng
38594 Whitman Ter.
Fremont, CA 94536-6055                        --                 --                 --               9.76%                --

Donna M. Lambert
Donna M. Lambert                              --                 --                 --               5.00%                --
660 Cardinal St.
Plantation, FL 33324-8213

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East,
2nd Fl
Jacksonville, FL 32246-6484                   --                 --               6.09%             13.60%                --

New Foundations Consulting
Richard M. Tapply
78 Old Lake Shore Rd.
Gilford, NH 03249-6522                        --                 --                 --              11.13%                --

Spin Vision Inc.
Scott M Spicer
A1 Country Club Road
East Rochester, NY 14445-2257                 --                 --                 --               5.39%                --

AIM SELECT EQUITY FUND


                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------
Citigroup Global Markets
ATTN: Cindy Tempesta 7th Fl
333 34th St.
New York, NY 10001-2402                     5.57%                --               5.74%

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd Fl
Jacksonville, FL 32246-6484                 5.29%                --               6.20%

AIM SMALL CAP EQUITY FUND

                                                                                                                    INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------   ----------------
AIM Moderate Growth Allocation
Fund Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz., Ste. 100
Houston, TX 77046-1113                        --                 --                 --                 --              99.85%

Hartford Life Insurance Co.
Separate Account 401k
P.O. Box 2999
Hartford, CT 06104-2999                       --                 --                 --              11.78%                --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East
2nd Fl
Jacksonville, FL 32246-6484                 6.70%                --              13.07%                --                 --

                                                                                                                    INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------   ----------------
MG Trustco Ttee
Godwin Pappas Langley Ronquillo LL
700 17th Street, Suite 300
Denver, CO 80202-3531                         --                 --                 --               7.91%                --

Reliance Trust Co.
FBO Knightsbridge Solutions 401k              --                 --                 --               5.20%                --
P.O. Box 48529
Atlanta, GA 30362-1529

Symetra Investments Inc.
P.O. Box 34443
Seattle, WA 98124-1443                        --                 --                 --              10.26%                --

MANAGEMENT OWNERSHIP

     As of April 6, 2006, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Portfolio.

                                   APPENDIX G
                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

                                       2005                                2004                                2003
                        ----------------------------------  ----------------------------------  ----------------------------------
                        MANAGEMENT  MANAGEMENT      NET     MANAGEMENT  MANAGEMENT      NET     MANAGEMENT  MANAGEMENT      NET
                            FEE         FEE     MANAGEMENT      FEE         FEE     MANAGEMENT      FEE         FEE     MANAGEMENT
       FUND NAME          PAYABLE     WAIVERS    FEE PAID     PAYABLE     WAIVERS    FEE PAID     PAYABLE     WAIVERS    FEE PAID
       ---------        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
AIM Basic Balanced
   Fund                 $5,363,006   $ 27,926   $5,335,080  $1,094,829    $   292   $1,094,537  $  762,772   $ 87,087   $  675,685
AIM European Small
   Company Fund          3,641,450     95,494    3,545,956     898,035        908      897,127     329,310    235,934       93,376
AIM Global Value Fund    1,048,456     66,341      982,115     310,539     49,124      261,415     119,494    119,494          -0-
AIM International
   Small Company Fund    4,891,684    153,257    4,738,427   1,828,269      1,642    1,826,627     433,171    158,359      274,812
AIM Mid Cap Basic
   Value Fund            1,852,909    129,266    1,723,643   1,259,409      1,532    1,257,877     585,948     87,608      498,340
AIM Select Equity Fund   2,866,180     15,623    2,850,557   3,284,662      3,147    3,281,515   3,333,532      4,384    3,329,148
AIM Small Cap Equity
   Fund                  3,735,906    491,753    3,244,153   4,233,084      3,093    4,229,991   3,062,023      3,786    3,058,237

                                   APPENDIX H
                               PORTFOLIO MANAGERS

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and
(iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2005:

                        DOLLAR       OTHER REGISTERED MUTUAL       OTHER POOLED INVESTMENT           OTHER ACCOUNTS
                        RANGE      FUNDS (ASSETS IN MILLIONS)   VEHICLES (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)(2)
                          OF       --------------------------   -----------------------------   -----------------------
                     INVESTMENTS       NUMBER                         NUMBER                       NUMBER
                       IN EACH           OF                             OF                           OF
PORTFOLIO MANAGER      FUND(1)        ACCOUNTS     ASSETS            ACCOUNTS    ASSETS           ACCOUNTS    ASSETS
------------------   -----------      --------   ---------           --------   --------          --------   --------
                                                AIM BASIC BALANCED FUND
R. Canon
   Coleman II         $1-$10,000          7      $ 8,048.6               1      $   16.7            3137      $977.7
Jan H. Friedli           None             5      $ 1,276.2               2      $  748.1            None        None
Scot W. Johnson        $10,001-
                       $50,000            8      $ 3,042.5               2      $  748.1            None        None
Matthew
   Seinsheimer         $10,001-
                       $50,000            7      $ 8,048.6               1      $   16.7            3137      $977.7
Michael Simon            None            11      $ 9,332.3               1      $   16.7            3137      $977.7
Bret Stanley             None            10      $17,132.9               1      $   16.7            3137      $977.7

                                            AIM EUROPEAN SMALL COMPANY FUND
Borge Endresen         $10,001-
                       $50,000            4      $ 2,885.6               3      $  125.2            None        None
Jason T. Holzer          over
                     $1,000,000           8      $ 5,456.5              10      $2,574.4             692      $289.6

                                                 AIM GLOBAL VALUE FUND
Glen Hilton              None           None        None                 3      $1,262.3            None        None

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                        DOLLAR       OTHER REGISTERED MUTUAL       OTHER POOLED INVESTMENT           OTHER ACCOUNTS
                        RANGE      FUNDS (ASSETS IN MILLIONS)   VEHICLES (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)(2)
                          OF       --------------------------   -----------------------------   -----------------------
                     INVESTMENTS       NUMBER                         NUMBER                       NUMBER
                       IN EACH           OF                             OF                           OF
PORTFOLIO MANAGER      FUND(1)        ACCOUNTS     ASSETS            ACCOUNTS    ASSETS           ACCOUNTS    ASSETS
------------------   -----------      --------   ---------           --------   --------          --------   --------
                                            AIM INTERNATIONAL SMALL COMPANY
Shuxin Cao             $50,001-
                       $100,000           8      $ 4,520.1               1      $   30.6             692     $  289.6
Borge Edresen          $10,001-
                       $50,000            4      $ 2,649.8               3      $  125.2            None         None
Jason T. Holzer       $500,001-
                      $1,000,000          8      $ 5,220.7              10      $2,574.4             692     $  289.6
Richard Nield          $10,001-
                       $50,000            1      $   955.1               7      $2,475.5            None         None

                                              AIM MID CAP BASIC VALUE FUND
R. Canon
   Coleman III         $10,001-
                       $50,000            7      $ 9,746.7               1      $   16.7            3137     $  977.7

Matthew W.            $100,001-
   Seinsheimer         $500,000           7      $ 9,746.7               1      $   16.7            3137     $  977.7

Michael Simon         $100,001-
                       $500,000          11      $11,030.4               1      $   16.7            3137     $  977.7

Bret Stanley          $500,001-
                      $1,000,000         10      $18,831.0               1      $   16.7            3137     $  977.7

                                                AIM PREMIER EQUITY FUND
Lanny H.
   Sachnowitz            None            14      $13,508.7               1      $   68.4             212     $   30.6
Ronald S. Sloan          None             9      $ 9,967.8               1      $   11.1            9451     $2,220.0
Bret W. Stanley          None            10      $13,920.6               1      $   16.7            3137     $  977.7

                                                 AIM SELECT EQUITY FUND
Derek Izuel              None             4      $   884.8               6      $  901.9            None         None
Duy Nguyen             $10,001-
                       $50,000            4      $   884.8               6      $  901.9            None         None

                                               AIM SMALL CAP EQUITY FUND
Juliet Ellis          $100,001-
                       $500,000           8      $ 2,585.8             None       None              None         None
Juan Hartsfield(3)       None             7      $ 2,542.5             None       None              None         None

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

----------
(3) Mr. Hartsfield began serving as a portfolio manager on AIM Small Cap Equity Fund on May 1, 2006.

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:

              FUND NAME                  2005       2004     2003
              ---------                --------   --------   --------
AIM Basic Balanced Fund                $280,598   $ 50,000   $ 50,000
AIM European Small Company Fund         108,161     50,000     50,000
AIM Global Value Fund                    50,000     50,000     50,000
AIM International Small Company Fund    140,293     50,000     50,000
AIM Mid Cap Basic Value Fund             93,271     50,000     50,000
AIM Select Equity Fund                  115,815    131,215    133,014
AIM Small Cap Equity Fund               137,856    144,542    112,855

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

     Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended December 31 were as follows:

                  FUND                       2005         2004         2003
---------------------------------------   ----------   ----------   ----------
AIM Basic Balanced Fund(2)                $  256,812   $   69,379   $   64,027
AIM European Small Company Fund(3)         1,084,123      422,682      196,726
AIM Global Value Fund(4)                     367,969      263,911      229,443
AIM International Small Company Fund(5)    1,791,061    1,276,368      408,813
AIM Mid Cap Basic Value Fund                 161,856      180,373      143,936
AIM Select Equity Fund(6)                    518,323      637,302    1,367,378
AIM Small Cap Equity Fund(7)                 727,084    2,275,749    1,690,283

1 Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

2 The variation in brokerage commissions paid by AIM Basic Balanced Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 can be attributed to higher turnover. The turnover ratio increased from 64% for the fiscal year ended December 31, 2004 to 90% for the fiscal year ended December 31, 2005.

3 The variation in brokerage commissions paid by European Small Company Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 can be attributed to an increase in new net flows seen by the Fund during the period. The variation in brokerage commissions paid by AIM European Small Company Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 can be attributed to the Fund's high fluctuation in flows during the 2003 period.

4 The variation in brokerage commissions paid by AIM Global Value Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 was due to an increase in new net flows seen by the Fund during the period.

5 The variation in brokerage commissions paid by AIM International Small Company Fund for fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 was due to an increase in new net flows seen by the Fund during the period. The variation in brokerage commissions paid by AIM International Small Company Fund for fiscal year ended December 31, 2004 as compared to the fiscal year ended December 31, 2003 was predominantly due to the significant increase in new net flows as seen by the Fund toward the end of 2004.

6 The variation in brokerage commissions paid by AIM Select Equity Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 was due to an increase in the use of program trades, which generally involve lower commissions than agency trades. The variation of brokerage commissions paid by AIM Select Equity Fund for the fiscal year end December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 can be attributed to the realignment of the Fund's portfolio in 2003 by the Fund's current management team.

7 The variation in brokerage commissions paid by AIM Small Cap Equity Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 was due to the lower turnover from 124% to 52% resulting in lower trading costs. The variation in brokerage commissions paid by AIM Small Cap Equity Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 was due to an increase in transactions executed with commissions as a result of the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in September of 2004.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

     During the last fiscal year ended December 31, 2005, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                         Related Brokerage
                Fund                   Transactions(1)     Commissions(1)
------------------------------------   ---------------   -----------------
AIM Basic Balanced Fund                  $373,253,135        $  528,596
AIM European Small Company Fund           519,391,105         1,177,387
AIM Global Value Fund                     167,541,130           370,555
AIM International Small Company Fund      658,123,550         2,296,851
AIM Mid Cap Basic Value Fund              106,427,318           169,572
AIM Select Equity Fund                    684,812,547           478,909
AIM Small Cap Equity Fund                 308,656,464         1,687,445

(1) Amount is inclusive of commission paid to and brokerage transactions placed with certain brokers that provide execution, research and other services.

     During the last fiscal year ended December 31, 2005, the Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

                                                                   Market Value (as of
              Fund/Issuer                        Security           December 31, 2005)
--------------------------------------   -----------------------   -------------------
AIM Basic Balanced Fund
   Bank of New York Co., Inc. (The)           Common Stock             $24,624,509
   JPMorgan Chase & Co.                       Common Stock              43,735,125
   Merrill Lynch & Co., Inc.                  Common Stock              24,659,816
   Morgan Stanley                             Common Stock              26,324,523
   ABN AMRO                                 Preferred Stock,             5,900,000
   UBS Preferred Funding Trust I             Preferred Stock             1,368,248
   Bank of America Mortgage Securities   Asset-Backed Securities         1,373,187
   Credit Suisse First Boston Mortgage
      Securities Corp.                   Asset-Backed Securities         6,067,942
   Morgan Stanley Mortgage Loan Trust    Asset-Backed Securities         1,848,569
   Lehman Brothers Inc.                       Bonds & Notes              1,062,001

AIM Select Equity Fund
   Bank of America Corp.                      Common Stock             $12,802,010
   Goldman Sachs Group, Inc. (The)            Common Stock               1,979,505
   Lehman Brothers Holdings Inc.              Common Stock               3,704,113
   Merrill Lynch & Co., Inc.                  Common Stock               2,282,501
   Morgan Stanley                             Common Stock               2,184,490
   State Street Corp.                         Common Stock                 698,544

                                   APPENDIX L

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Advest, Inc
Allstate Life Insurance Company
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Amsouth Investment Services, Inc.
Associated Investment Services
Associated Securities Corporation
B N Y Investment Center Inc.
Banc One Securities Corporation
Bank of Oklahoma N.A.
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Capital Analysts, Inc.
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
City National Bank
Comerica Bank
Comerica Securities, Inc.
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Financial Network Investment Corporation
Fintegra Financial Solutions
Frost Brokerage Services, Inc.
FSC Securities Corporation
Great West Life & Annuity Company
Guardian Insurance & Annuity Company, Inc.
H & R Block Financial Advisors, Inc.
H Beck, Inc.
H. D. Vest Investment Securities, Inc.
Hibernia Investments LLC
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
HSBC Brokerage, Inc.
Infinex Investments, Inc.
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Investments By Planners, Inc.
Investors Capital Corporation
Jefferson Pilot Securities Corporation
Lasalle Street Securities LLC
Legg Mason Wood Walker, Inc.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Brokerage Services, Inc.
M & T Securities, Inc.
M M L Investors Services, Inc.
Manulife Wood Logan, Inc.
McDonald Investments, Inc.
Mellon Bank, N.A.
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley DW Inc.
Morningstar, Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation
Nationwide Life and Annuity Company of America
Nationwide Life and Annuity Insurance Company of America
Nationwide Life Insurance Company
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
Popular Securities, Inc.
Prime Capital Services, Inc.
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Royal Alliance Associates, Inc.
S I I Investments, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Benefit Life Insurance Company
Sentra Securities Corporation
Sigma Fianancial Corporation
Signator Investors, Inc.
Spelman & Company, Inc.
State Farm VP Management Corp
Stifel Nicolaus & Company, Inc.
SunAmerica Securities, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
TD Waterhouse Investor Services, Inc.
Terra Securities Corporation
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
United Planner Financial Service
USAllianz Securities, Inc.
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Webster Investments Service Inc.
Wells Fargo Bank, N.A.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.

                                   APPENDIX M

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

     A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended December 31, 2005 follows:

                                                                                        INVESTOR
                                         CLASS A      CLASS B      CLASS C    CLASS R     CLASS
                FUND                     SHARES       SHARES       SHARES      SHARES    SHARES
------------------------------------   ----------   ----------   ----------   -------   --------
AIM Basic Balanced Fund(1)             $1,166,814   $2,918,775   $1,054,623   $14,866   $431,604
AIM European Small Company Fund           773,147      453,236      549,167       N/A        N/A
AIM Global Value Fund                     193,365      387,057      172,371       N/A        N/A
AIM International Small Company Fund      979,597      656,745      819,334       N/A        N/A
AIM Mid Cap Basic Value Fund              362,707      656,543      286,200       395        N/A
AIM Select Equity Fund                    672,000    1,222,895      254,994       N/A        N/A
AIM Small Cap Equity Fund                 678,339    1,383,549      589,989    75,527        N/A

(1) Investor Class shares of AIM Basic Balanced Fund commenced sales on July 15, 2005.

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the year ended December 31, 2005 follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                   $4,264        $465      $  731        $-0-        $1,142,269     $18,305    $  780
AIM European Small Company Fund            8,202         683       2,343         -0-           728,962      30,897     2,060
AIM Global Value Fund                      3,124         352         435         -0-           174,572      14,339       543
AIM International Small Company Fund       7,387         743       1,617         -0-           936,522      31,540     1,788
AIM Mid Cap Basic Value Fund               7,323         814       1,507         -0-           319,010      32,848     1,205
AIM Select Equity Fund                       -0-         -0-         -0-         -0-           672,000         -0-       -0-
AIM Small Cap Equity Fund                  4,338         466         832         -0-           653,299      18,572       832

     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the year ended December 31, 2005, follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                   $3,919        $415      $  768     $2,189,081      $707,530      $16,239    $  823
AIM European Small Company Fund            5,040         531       1,311        339,927        86,765       18,679       983
AIM Global Value Fund                      1,481         188         418        290,293        88,205        6,472       -0-
AIM International Small Company Fund       7,056         738       1,641        492,558       126,856       26,665     1,231
AIM Mid Cap Basic Value Fund               2,351         293         406        492,407       152,754        8,126       203
AIM Select Equity Fund                     2,032         201         418        917,171       293,448        9,067       558
AIM Small Cap Equity Fund                  2,030         212         354      1,037,662       333,973        8,847       472

     An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended December 31, 2005, follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                  $ 2,411       $  255     $  584      $ 53,766       $987,020      $10,170    $  417
AIM European Small Company Fund           12,805        1,050      3,646       282,192        195,515       50,313     3,646
AIM Global Value Fund                      2,276          276        511        58,204         99,105       11,488       511
AIM International Small Company Fund      16,502        1,471      4,493       377,433        346,318       68,624     4,493
AIM Mid Cap Basic Value Fund               3,375          293        815        74,589        192,862       13,858       408
AIM Select Equity Fund                       455          -0-        -0-        17,059        233,613        3,867       -0-
AIM Small Cap Equity Fund                  2,006          273        380        38,745        541,178        7,217       190

     An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the year ended December 31, 2005, follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                   $  218        $ 22       $ 60        $ 2,154        $11,574       $  778     $ 60
AIM Mid Cap Basic Value Fund                   9           2          3            132            161           85        3
AIM Small Cap Equity Fund                  1,402         153        283         14,424         53,608        5,374      283

     An estimate by category of the allocation of actual fees paid by Investor Class shares of the Funds during the year ended December 31, 2005, follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                    $-0-         $-0-       $-0-         $-0-         $431,604        $-0-      $-0-

                                   APPENDIX O

                               TOTAL SALES CHARGES

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended December 31:

                                                2005                    2004                    2003
                                       ---------------------   ---------------------   ---------------------
                                          SALES      AMOUNT       SALES      AMOUNT       SALES      AMOUNT
                FUND                     CHARGES    RETAINED     CHARGES    RETAINED     CHARGES    RETAINED
------------------------------------   ----------   --------   ----------   --------   ----------   --------
AIM Basic Balanced Fund                $  421,957   $ 77,055   $  249,452   $ 44,826   $  293,619   $ 54,699
AIM European Small Company Fund         1,347,942    219,114      581,044     90,095       74,772     11,964
AIM Global Value Fund                     539,372     86,739      219,891     35,815       50,688      8,617
AIM International Small Company Fund    1,023,499    172,425    1,046,746    164,316      155,527     25,330
AIM Mid Cap Basic Value Fund              441,097     72,594      609,599     99,857      242,365     37,836
AIM Select Equity Fund                    193,630     33,228      263,703     47,026      243,262     40,200
AIM Small Cap Equity Fund                 429,372     82,687      415,868     69,295    1,037,324    161,868

     The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended December 31:

                FUND                     2005       2004       2003
------------------------------------   --------   --------   -------
AIM Basic Balanced Fund                $112,301   $ 11,417   $ 3,417
AIM European Small Company Fund         242,494     56,226    11,872
AIM Global Value Fund                    22,214      1,174       402
AIM International Small Company Fund    106,955    105,085     2,977
AIM Mid Cap Basic Value Fund             31,442     24,965    13,288
AIM Select Equity Fund                   41,765     21,252     3,017
AIM Small Cap Equity Fund                45,119     44,636    11,190

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of February 16, 2006 (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

     State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE

     FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

     OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs ad expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND

     FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY
     J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT

     WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit.

     On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA (Calderon) lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that: (i) plaintiff has both constitutional and statutory standing to pursue her claims under ERISA Section 502(a)(2); (ii) plaintiff lacks standing under ERISA Section 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA Section 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants;
(iv) the motion is denied as to the claims alleged under ERISA Section 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation; (ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. Judge Motz requested that the parties submit proposed orders within 30 days of the opinion implementing his rulings.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of February 16, 2006.

     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. The plaintiffs filed a Notice of Appeal. On September 2, 2005, the Court combined the nine cases on this subject matter, including the case against AIM.

     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX P-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of February 16, 2006

     All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed. On December 8, 2005, the Court granted plaintiffs' Motion for Leave to File a Second Amended Consolidated Complaint. The result of the Court's order is to remove certain plaintiffs from the suit, remove certain claims by other plaintiffs relating to certain funds and bring in additional plaintiffs' claims relating to additional funds. On December 29, 2005, the defendants filed a Notice of Tag-Along case in the MDL Court regarding this matter due to the extensive allegations of market timing contained in the plaintiffs' Second Amended Consolidated Complaint. On February 1, 2006, the MDL Court issued a Conditional Transfer Order transferring the Berdat lawsuit to the MDL Court. The plaintiffs filed a Notice of Opposition to this Conditional Transfer Order on February 17, 2006. The parties are briefing this issue for the MDL Court's consideration and final decision.

     RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
     J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX P-4
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of February 16, 2006.

     By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG. On December 16, 2005, the defendants filed their Motions to Dismiss these claims.

     JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
     H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
     K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
     V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
     H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH

     FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH

     INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM

     SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                                                    Appendix II

AIM SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2006
(Unaudited)

                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.91%

AEROSPACE & DEFENSE-0.98%

Curtiss-Wright Corp.                             142,323   $  4,394,934
=======================================================================

AIR FREIGHT & LOGISTICS-0.77%

UTI Worldwide, Inc.                              136,448      3,442,583
=======================================================================

APPAREL RETAIL-2.88%

Christopher & Banks Corp.                        151,911      4,405,419
-----------------------------------------------------------------------
Gymboree Corp. (The)(a)                          134,071      4,660,308
-----------------------------------------------------------------------
Stage Stores, Inc.                               115,613      3,815,229
=======================================================================
                                                             12,880,956
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.36%

Volcom, Inc.(a)                                   50,967      1,630,434
=======================================================================

APPLICATION SOFTWARE-3.52%

Epicor Software Corp.(a)                         332,995      3,506,437
-----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                      131,501      3,629,428
-----------------------------------------------------------------------
Intergraph Corp.(a)                               84,643      2,665,408
-----------------------------------------------------------------------
Transaction Systems Architects, Inc.(a)          142,663      5,947,621
=======================================================================
                                                             15,748,894
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.87%

Affiliated Managers Group, Inc.(a)(b)             45,014      3,911,266
=======================================================================

AUTOMOTIVE RETAIL-0.88%

Midas, Inc.(a)                                   213,612      3,930,461
=======================================================================

BIOTECHNOLOGY-0.79%

Cubist Pharmaceuticals, Inc.(a)                   98,640      2,483,755
-----------------------------------------------------------------------
CV Therapeutics, Inc.(a)(b)                       74,426      1,039,731
=======================================================================
                                                              3,523,486
=======================================================================

BUILDING PRODUCTS-2.01%

Goodman Global, Inc.(a)                          271,960      4,128,353
-----------------------------------------------------------------------
NCI Building Systems, Inc.(a)                     68,791      3,657,617
-----------------------------------------------------------------------
Quixote Corp.                                     66,492      1,198,186
=======================================================================
                                                              8,984,156
=======================================================================

CASINOS & GAMING-0.80%

Pinnacle Entertainment, Inc.(a)                  117,626      3,605,237
=======================================================================

CATALOG RETAIL-0.80%

PetMed Express, Inc.(a)                          325,591      3,571,733
=======================================================================


                                                SHARES        VALUE
-----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.48%

Black Box Corp.                                   89,069   $  3,414,015
-----------------------------------------------------------------------
Packeteer, Inc.(a)                               283,971      3,220,231
=======================================================================
                                                              6,634,246
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.57%

Emulex Corp.(a)                                  157,378      2,560,540
=======================================================================

CONSTRUCTION & ENGINEERING-2.16%

Infrasource Services Inc.(a)                     236,750      4,311,217
-----------------------------------------------------------------------
URS Corp.(a)                                      92,765      3,896,130
-----------------------------------------------------------------------
Williams Scotsman International Inc.(a)           67,413      1,472,300
=======================================================================
                                                              9,679,647
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.87%

Manitowoc Co., Inc. (The)                         87,830      3,908,435
=======================================================================

CONSUMER FINANCE-0.97%

World Acceptance Corp.(a)                        122,513      4,351,662
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.40%

BISYS Group, Inc. (The)(a)                       306,281      4,196,050
-----------------------------------------------------------------------
Wright Express Corp.(a)                          228,194      6,558,295
=======================================================================
                                                             10,754,345
=======================================================================

DIVERSIFIED CHEMICALS-1.07%

FMC Corp.                                         74,625      4,805,104
=======================================================================

DIVERSIFIED METALS & MINING-1.00%

Compass Minerals International, Inc.             179,757      4,484,937
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.11%

Genlyte Group Inc. (The)(a)                       83,163      6,023,496
-----------------------------------------------------------------------
Hubbell Inc.-Class B                              71,850      3,423,653
=======================================================================
                                                              9,447,149
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.95%

Park Electrochemical Corp.                       165,352      4,257,814
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.92%

Rollins, Inc.                                    215,500      4,232,420
-----------------------------------------------------------------------
Waste Connections, Inc.(a)                       120,315      4,379,466
=======================================================================
                                                              8,611,886
=======================================================================

FOOD RETAIL-0.94%

Ruddick Corp.                                    172,569      4,229,666
=======================================================================

AIM SMALL CAP EQUITY FUND

                                                SHARES        VALUE
-----------------------------------------------------------------------

GAS UTILITIES-1.11%

Energen Corp.                                    129,362   $  4,968,794
=======================================================================

HEALTH CARE DISTRIBUTORS-0.89%

Owens & Minor, Inc.                              139,826      3,999,024
=======================================================================

HEALTH CARE EQUIPMENT-2.49%

STERIS Corp.                                     172,705      3,948,036
-----------------------------------------------------------------------
Vital Signs, Inc.                                 95,009      4,705,796
-----------------------------------------------------------------------
Volcano Corp.(a)                                 275,000      2,488,750
=======================================================================
                                                             11,142,582
=======================================================================

HEALTH CARE FACILITIES-1.09%

LCA-Vision Inc.                                   91,917      4,863,328
=======================================================================

HEALTH CARE SERVICES-1.09%

Amedisys, Inc.(a)(b)                             129,355      4,902,555
=======================================================================

HEALTH CARE SUPPLIES-2.11%

DJO Inc.(a)                                      134,536      4,954,961
-----------------------------------------------------------------------
Haemonetics Corp.(a)                              96,496      4,488,029
=======================================================================
                                                              9,442,990
=======================================================================

HEALTH CARE TECHNOLOGY-1.79%

Computer Programs and Systems, Inc.               85,236      3,406,031
-----------------------------------------------------------------------
Phase Forward Inc.(a)                            400,523      4,614,025
=======================================================================
                                                              8,020,056
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.01%

Red Lion Hotels Corp.(a)                         413,600      4,528,920
=======================================================================

HOUSEHOLD APPLIANCES-1.08%

Snap-on Inc.                                     119,968      4,849,107
=======================================================================

HOUSEHOLD PRODUCTS-0.80%

Central Garden & Pet Co.(a)                       82,937      3,570,438
=======================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.71%

Heidrick & Struggles International, Inc.(a)      133,956      4,533,071
-----------------------------------------------------------------------
Kenexa Corp.(a)(b)                                97,986      3,120,854
=======================================================================
                                                              7,653,925
=======================================================================

INDUSTRIAL MACHINERY-3.84%

Kadant Inc.(a)                                   177,219      4,076,037
-----------------------------------------------------------------------
Middleby Corp. (The)(a)                           55,292      4,786,075
-----------------------------------------------------------------------
RBC Bearings Inc.(a)                             221,894      5,036,994
-----------------------------------------------------------------------
Valmont Industries, Inc.                          71,414      3,320,037
=======================================================================
                                                             17,219,143
=======================================================================

INSURANCE BROKERS-0.82%

Hilb Rogal and Hobbs Co.                          98,636      3,676,164
=======================================================================


INTEGRATED TELECOMMUNICATION SERVICES-1.18%

NTELOS Holdings Corp.(a)                         366,503      5,295,968
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-1.62%

CyberSource Corp.(a)                             451,940   $  5,287,698
-----------------------------------------------------------------------
DealerTrack Holdings Inc.(a)                      89,046      1,968,807
=======================================================================
                                                              7,256,505
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.59%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(a)(c)(d)             44,800        919,744
-----------------------------------------------------------------------
Thomas Weisel Partners Group, Inc.(a)(b)          89,501      1,701,414
=======================================================================
                                                              2,621,158
=======================================================================

LIFE SCIENCES TOOLS & SERVICES-1.69%

Dionex Corp.(a)                                   85,143      4,653,916
-----------------------------------------------------------------------
ICON PLC-ADR (United Kingdom)(a)                  53,166      2,940,080
=======================================================================
                                                              7,593,996
=======================================================================

METAL & GLASS CONTAINERS-0.97%

AptarGroup, Inc.                                  87,194      4,325,694
=======================================================================

MULTI-UTILITIES-0.62%

Avista Corp.                                     121,631      2,776,836
=======================================================================

OFFICE REIT'S-0.68%

Alexandria Real Estate Equities, Inc.             34,346      3,045,803
=======================================================================

OFFICE SERVICES & SUPPLIES-1.77%

Brady Corp.-Class A                               93,450      3,442,698
-----------------------------------------------------------------------
PeopleSupport Inc.(a)                            332,286      4,472,570
=======================================================================
                                                              7,915,268
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.68%

FMC Technologies, Inc.(a)                         70,466      4,753,637
-----------------------------------------------------------------------
Oceaneering International, Inc.(a)               158,258      7,256,129
=======================================================================
                                                             12,009,766
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.94%

Berry Petroleum Co.-Class A                       61,822      2,049,399
-----------------------------------------------------------------------
Comstock Resources, Inc.(a)                      162,523      4,852,937
-----------------------------------------------------------------------
Penn Virginia Corp.                               73,736      5,152,672
-----------------------------------------------------------------------
Warren Resources Inc.(a)(b)                      390,452      5,606,891
=======================================================================
                                                             17,661,899
=======================================================================

OIL & GAS REFINING & MARKETING-1.11%

Alon USA Energy, Inc.                            158,195      4,978,397
=======================================================================

PACKAGED FOODS & MEATS-2.05%

Flowers Foods, Inc.                              173,885      4,980,066
-----------------------------------------------------------------------
TreeHouse Foods, Inc.(a)                         175,769      4,199,122
=======================================================================
                                                              9,179,188
=======================================================================

AIM SMALL CAP EQUITY FUND

                                                SHARES        VALUE
-----------------------------------------------------------------------

PHARMACEUTICALS-1.43%

Aspreva Pharmaceuticals Corp. (Canada)(a)        150,909   $  4,095,670
-----------------------------------------------------------------------
ViroPharma Inc.(a)                               267,434      2,305,281
=======================================================================
                                                              6,400,951
=======================================================================

PROPERTY & CASUALTY INSURANCE-4.23%

Assured Guaranty Ltd.                            172,845      4,385,078
-----------------------------------------------------------------------
FPIC Insurance Group, Inc.(a)(b)                 118,550      4,593,812
-----------------------------------------------------------------------
Ohio Casualty Corp.                              156,316      4,647,275
-----------------------------------------------------------------------
Philadelphia Consolidated Holding Corp.(a)       175,841      5,338,533
=======================================================================
                                                             18,964,698
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.13%

Jones Lang LaSalle Inc.                           57,661      5,048,221
=======================================================================

REGIONAL BANKS-6.08%

Alabama National BanCorp.                         54,113      3,687,801
-----------------------------------------------------------------------
Columbia Banking System, Inc.                     87,971      3,288,356
-----------------------------------------------------------------------
Hancock Holding Co.                               68,204      3,819,424
-----------------------------------------------------------------------
MB Financial, Inc.(b)                             83,077      2,937,603
-----------------------------------------------------------------------
Signature Bank(a)                                101,278      3,279,382
-----------------------------------------------------------------------
Sterling Bancshares, Inc.                        149,618      2,805,337
-----------------------------------------------------------------------
Sterling Financial Corp.                          96,288      2,937,747
-----------------------------------------------------------------------
United Community Banks, Inc.                     146,682      4,465,000
=======================================================================
                                                             27,220,650
=======================================================================

RESTAURANTS-2.61%

O'Charley's Inc.(a)                              254,431      4,325,327
-----------------------------------------------------------------------
Papa John's International, Inc.(a)               124,263      4,125,532
-----------------------------------------------------------------------
Steak n Shake Co. (The)(a)                       215,324      3,260,005
=======================================================================
                                                             11,710,864
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.61%

ATMI, Inc.(a)                                    169,873      4,182,273
-----------------------------------------------------------------------
Nextest Systems Corp.(a)(b)                      185,620      3,008,900
=======================================================================
                                                              7,191,173
=======================================================================

SEMICONDUCTORS-2.93%

DSP Group, Inc.(a)                               161,807      4,020,904
-----------------------------------------------------------------------
Hittite Microwave Corp.(a)                       106,806      3,862,105
-----------------------------------------------------------------------
Micrel, Inc.(a)                                  351,489      3,518,405
-----------------------------------------------------------------------
Semtech Corp.(a)                                 120,164      1,736,370
=======================================================================
                                                             13,137,784
=======================================================================

SPECIALIZED REIT'S-2.72%

Global Signal Inc.                               100,300      4,645,896
-----------------------------------------------------------------------
LaSalle Hotel Properties                         104,605      4,843,211
-----------------------------------------------------------------------
Universal Health Realty Income Trust              86,502      2,711,838
=======================================================================
                                                             12,200,945
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

SPECIALTY CHEMICALS-1.00%

A. Schulman, Inc.                                 87,663   $  2,006,606
-----------------------------------------------------------------------
H.B. Fuller Co.                                   56,923      2,480,135
=======================================================================
                                                              4,486,741
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.97%

Agilysys, Inc.                                   241,697      4,350,546
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-2.31%

H&E Equipment Services, Inc.(a)                   89,528      2,636,600
-----------------------------------------------------------------------
UAP Holding Corp.                                226,446      4,938,787
-----------------------------------------------------------------------
Watsco, Inc.                                      46,480      2,780,433
=======================================================================
                                                             10,355,820
=======================================================================

TRUCKING-2.06%

Landstar System, Inc.                             99,102      4,680,587
-----------------------------------------------------------------------
Marten Transport, Ltd.(a)                        209,408      4,552,530
=======================================================================
                                                              9,233,117
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $368,945,454)                         443,148,585
=======================================================================

MONEY MARKET FUNDS-1.69%

Liquid Assets Portfolio-Institutional
  Class(e)                                     3,798,827      3,798,827
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)       3,798,827      3,798,827
=======================================================================
    Total Money Market Funds (Cost
      $7,597,654)                                             7,597,654
=======================================================================
    Total Investments (excluding investments
      purchased with cash collateral from
      securities loaned)-100.60% (Cost
      $376,543,108)                                         450,746,239
=======================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.76%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  8,414,559      8,414,559
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(e)(f)                                  8,414,559      8,414,559
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $16,829,118)                                     16,829,118
=======================================================================
TOTAL INVESTMENTS-104.36% (Cost $393,372,226)               467,575,357
=======================================================================
OTHER ASSETS LESS LIABILITIES-(4.36)%                       (19,528,510)
=======================================================================
NET ASSETS-100.00%                                         $448,046,847
_______________________________________________________________________
=======================================================================

AIM SMALL CAP EQUITY FUND

Investment Abbreviations:

ADR   - American Depositary Receipt
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security was out on loan at June 30, 2006.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at June 30, 2006 represented 0.21% of the Fund's Net Assets. This security is considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at time of purchase.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at June 30, 2006 represented 0.21% of the Fund's Net Assets. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006
(Unaudited)

ASSETS:

Investments, at value (cost $368,945,454)*     $443,148,585
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $24,426,772)                             24,426,772
===========================================================
    Total investments (cost $393,372,226)       467,575,357
===========================================================
Receivables for:
  Investments sold                                1,028,793
-----------------------------------------------------------
  Fund shares sold                                  504,036
-----------------------------------------------------------
  Dividends                                         216,721
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               29,355
-----------------------------------------------------------
Other assets                                        139,729
===========================================================
    Total assets                                469,493,991
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,668,818
-----------------------------------------------------------
  Fund shares reacquired                          1,356,205
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 51,144
-----------------------------------------------------------
  Collateral upon return of securities loaned    16,829,118
-----------------------------------------------------------
Accrued distribution fees                           210,550
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              618
-----------------------------------------------------------
Accrued transfer agent fees                         237,419
-----------------------------------------------------------
Accrued operating expenses                           93,272
===========================================================
    Total liabilities                            21,447,144
===========================================================
Net assets applicable to shares outstanding    $448,046,847
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $321,896,310
-----------------------------------------------------------
Undistributed net investment income (loss)       (3,494,369)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                          55,441,775
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     74,203,131
===========================================================
                                               $448,046,847
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $231,043,151
___________________________________________________________
===========================================================
Class B                                        $127,361,911
___________________________________________________________
===========================================================
Class C                                        $ 56,538,172
___________________________________________________________
===========================================================
Class R                                        $ 22,432,774
___________________________________________________________
===========================================================
Institutional Class                            $ 10,670,839
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          17,242,746
___________________________________________________________
===========================================================
Class B                                           9,938,635
___________________________________________________________
===========================================================
Class C                                           4,414,018
___________________________________________________________
===========================================================
Class R                                           1,691,954
___________________________________________________________
===========================================================
Institutional Class                                 789,512
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.40
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $13.40 / 94.50%)       $      14.18
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.81
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.81
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      13.26
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      13.52
___________________________________________________________
===========================================================

* At June 30, 2006, securities with an aggregate value of $16,708,194 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SMALL CAP EQUITY FUND

STATEMENT OF OPERATIONS

For the six months ended June 30, 2006
(Unaudited)

INVESTMENT INCOME:

Dividends                                                     $ 1,451,436
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $10,499, after compensation
  to counterparties of $200,075)                                  204,666
=========================================================================
    Total investment income                                     1,656,102
=========================================================================

EXPENSES:

Advisory fees                                                   1,933,664
-------------------------------------------------------------------------
Administrative services fees                                       72,158
-------------------------------------------------------------------------
Custodian fees                                                     24,496
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         291,321
-------------------------------------------------------------------------
  Class B                                                         674,947
-------------------------------------------------------------------------
  Class C                                                         288,882
-------------------------------------------------------------------------
  Class R                                                          52,813
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              839,437
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  201
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          13,724
-------------------------------------------------------------------------
Other                                                             229,691
=========================================================================
    Total expenses                                              4,421,334
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (268,446)
=========================================================================
    Net expenses                                                4,152,888
=========================================================================
Net investment income (loss)                                   (2,496,786)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES

Net realized gain from investment securities (includes net
  gains from securities sold to affiliates of $2,050,442)      50,179,304
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (9,060,957)
=========================================================================
Net gain from investment securities                            41,118,347
=========================================================================
Net increase in net assets resulting from operations          $38,621,561
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

                                                                    Appendix III

                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
           OF AIM OPPORTUNITIES I FUND INTO AIM SMALL CAP EQUITY FUND
                                  JUNE 30, 2006
                                   (UNAUDITED)

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND         FUND       COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   COMMON STOCKS & OTHER EQUITY
                                      INTERESTS--104.94%

                                   AEROSPACE & DEFENSE--1.04%
           --   142,323    142,323 Curtiss-Wright Corp.                                  $          -- $   4,394,934 $   4,394,934
       22,640        --     22,640 General Dynamics Corp.                                    1,482,014            --     1,482,014
       14,970        --     14,970 Rockwell Collins, Inc.                                      836,374            --       836,374
                                                                                         ------------- ------------- -------------
                                                                                             2,318,388     4,394,934     6,713,322
                                                                                         ------------- ------------- -------------
                                   AIR FREIGHT & LOGISTICS--0.75%
       27,768        --     27,768 EGL, Inc.                                   (a)           1,393,954            --     1,393,954
           --   136,448    136,448 UTI Worldwide, Inc.                                              --     3,442,583     3,442,583
                                                                                         ------------- ------------- -------------
                                                                                             1,393,954     3,442,583     4,836,537
                                                                                         ------------- ------------- -------------
                                   AIRLINES--0.26%
       28,669        --     28,669 Continental Airlines, Inc.-Class B          (a)             854,336            --       854,336
       16,814        --     16,814 US Airways Group, Inc.                      (a)             849,780            --       849,780
                                                                                         ------------- ------------- -------------
                                                                                             1,704,116            --     1,704,116
                                                                                         ------------- ------------- -------------
                                   APPAREL RETAIL--3.38%
       13,278        --     13,278 AnnTaylor Stores Corp.                      (a)             576,000            --       576,000
       23,463        --     23,463 Buckle, Inc. (The)                                          982,396            --       982,396
       64,175        --     64,175 Cato Corp. (The)-Class A                                  1,658,924            --     1,658,924
       21,116        --     21,116 Charlotte Russe Holding Inc.                (a)             505,517            --       505,517
           --   151,911    151,911 Christopher & Banks Corp.                                        --     4,405,419     4,405,419
       76,631        --     76,631 Dress Barn, Inc. (The)                      (a)           1,942,596            --     1,942,596
        9,176        --      9,176 Genesco Inc.                                (a)             310,791            --       310,791
       30,429   134,071    164,500 Gymboree Corp. (The)                        (a)           1,057,712     4,660,308     5,718,020
       12,224        --     12,224 Shoe Carnival, Inc.                         (a)             291,665            --       291,665
           --   115,613    115,613 Stage Stores, Inc.                                               --     3,815,229     3,815,229
       27,659        --     27,659 Tween Brands, Inc.                          (a)           1,061,829            --     1,061,829
       36,301        --     36,301 United Retail Group, Inc.                   (a)             563,029            --       563,029
                                                                                         ------------- ------------- -------------
                                                                                             8,950,459    12,880,956    21,831,415
                                                                                         ------------- ------------- -------------
                                   APPAREL, ACCESSORIES & LUXURY--0.34%
       19,090        --     19,090 Kellwood Co.                                                558,764            --       558,764
           --    50,967     50,967 Volcom, Inc.                                (a)                  --     1,630,434     1,630,434
                                                                                         ------------- ------------- -------------
                                                                                               558,764     1,630,434     2,189,198
                                                                                         ------------- ------------- -------------
                                   APPLICATION SOFTWARE--3.35%
       42,804        --     42,804 Ansoft Corp.                                (a)             876,626            --       876,626
       49,509        --     49,509 Aspen Tecnology, Inc.                       (a)             649,558            --       649,558
       11,100        --     11,100 Blackbaud, Inc.                                             251,970            --       251,970
           --   332,995    332,995 Epicor Software Corp.                       (a)                  --     3,506,437     3,506,437
       47,483        --     47,483 FactSet Research Systems Inc.                             2,245,946            --     2,245,946
           --   131,501    131,501 Hyperion Solutions Corp.                    (a)                  --     3,629,428     3,629,428
           --    84,643     84,643 Intergraph Corp.                            (a)                  --     2,665,408     2,665,408
       67,200        --     67,200 Intervoice, Inc.                            (a)             478,464            --       478,464
       74,053        --     74,053 Lawson Softwear, Inc.                       (a)             496,155            --       496,155
       15,368        --     15,368 Sonic Solutions                             (a)             253,572            --       253,572
       19,780        --     19,780 SPSS Inc.                                   (a)             635,729            --       635,729
           --   142,663    142,663 Transaction Systems Architects, Inc.        (a)                  --     5,947,621     5,947,621
                                                                                         ------------- ------------- -------------
                                                                                             5,888,020    15,748,894    21,636,914
                                                                                         ------------- ------------- -------------
                                   ASSET MANAGEMENT & CUSTODY BANKS--1.06%
           --    45,014     45,014 Affiliated Managers Group, Inc.             (a)(b)               --     3,911,266     3,911,266
       25,224        --     25,224 Nuveen Investments-Class A                                1,085,893            --     1,085,893
       95,728        --     95,728 Patriot Capital Funding Inc.                              1,062,581            --     1,062,581
       13,408        --     13,408 SEI Investments Co.                                         655,383            --       655,383
        7,759        --      7,759 U.S. Global Investors, Inc.-Class A         (a)             164,103            --       164,103
                                                                                         ------------- ------------- -------------
                                                                                             2,967,960     3,911,266     6,879,226
                                                                                         ------------- ------------- -------------
                                   AUTO PART EQUIPMENT --0.27%
       56,717        --     56,717 Aftermarket Technology Corp.                (a)           1,409,417            --     1,409,417
       12,566        --     12,566 Tenneco Inc.                                (a)             326,716            --       326,716
                                                                                         ------------- ------------- -------------
                                                                                             1,736,133            --     1,736,133
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND         FUND       COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   AUTOMOBILE MANUFACTURERS--0.09%
       11,700        --     11,700 Thor Industries, Inc.                                 $     566,865 $          -- $     566,865
                                                                                         ------------- ------------- -------------
                                   AUTOMOTIVE RETAIL--0.90%
       28,809        --     28,809 Group 1 Automotive, Inc.                                  1,623,099            --     1,623,099
           --   213,612    213,612 Midas, Inc.                                 (a)                  --     3,930,461     3,930,461
       10,593        --     10,593 Sonic Automotive, Inc.                                      234,953            --       234,953
                                                                                         ------------- ------------- -------------
                                                                                             1,858,052     3,930,461     5,788,513
                                                                                         ------------- ------------- -------------
                                   BIOTECHNOLOGY--0.86%
       36,645        --     36,645 Alkermes, Inc.                              (a)             693,323            --       693,323
           --    98,640     98,640 Cubist Pharmaceuticals, Inc.                (a)                  --     2,483,755     2,483,755
           --    74,426     74,426 CV Therapeutics, Inc.                       (a)(b)               --     1,039,731     1,039,731
       25,633        --     25,633 Enzon Pharmaceuticals, Inc                  (a)             193,273            --       193,273
        4,347        --      4,347 Gilead Sciences, Inc.                       (a)             257,168            --       257,168
       13,879        --     13,879 ImClone Systems Inc.                        (a)             536,285            --       536,285
       67,675        --     67,675 Savient Pharmaceuticals Inc.                (a)             355,294            --       355,294
                                                                                         ------------- ------------- -------------
                                                                                             2,035,343     3,523,486     5,558,829
                                                                                         ------------- ------------- -------------
                                   BUILDING PRODUCTS--1.51%
           --   271,960    271,960 Goodman Global, Inc.                        (a)                  --     4,128,353     4,128,353
       14,836        --     14,836 Insteel Industries, Inc.                                    359,031            --       359,031
           --    68,791     68,791 NCI Building Systems, Inc.                  (a)                  --     3,657,617     3,657,617
       14,600        --     14,600 PW Eagle, Inc.                                              441,504            --       441,504
           --    66,492     66,492 Quixote Corp.                                                    --     1,198,186     1,198,186
                                                                                         ------------- ------------- -------------
                                                                                               800,535     8,984,156     9,784,691
                                                                                         ------------- ------------- -------------
                                   CASINOS & GAMING--0.74%
        3,559        --      3,559 Boyd Gaming Corp.                                           143,641            --       143,641
       51,558        --     51,558 Dover Downs Gaming & Entertainment, Inc.                  1,012,599            --     1,012,599
           --   117,626    117,626 Pinnacle Entertainment, Inc.                (a)                  --     3,605,237     3,605,237
                                                                                         ------------- ------------- -------------
                                                                                             1,156,240     3,605,237     4,761,477
                                                                                         ------------- ------------- -------------
                                   CATALOG RETAIL--0.74%
       41,145        --     41,145 Blair Corp.                                               1,224,064            --     1,224,064
           --   325,591    325,591 PetMed Express, Inc.                        (a)                  --     3,571,733     3,571,733
                                                                                         ------------- ------------- -------------
                                                                                             1,224,064     3,571,733     4,795,797
                                                                                         ------------- ------------- -------------
                                   COMMERCIAL PRINTING--0.52%
       77,470        --     77,470 Harland (John H.) Co.                                     3,369,945            --     3,369,945
                                                                                         ------------- ------------- -------------
                                   COMMODITY CHEMICALS--0.53%
       81,678        --     81,678 Lyondell Chemical Co.                                     1,850,824            --     1,850,824
       53,293        --     53,293 Westlake Chemical Corp.                                   1,588,131            --     1,588,131
                                                                                         ------------- ------------- -------------
                                                                                             3,438,955            --     3,438,955
                                                                                         ------------- ------------- -------------
                                   COMMUNICATIONS EQUIPMENT--2.02%
       37,067        --     37,067 Arris Group Inc.                            (a)             486,319            --       486,319
           --    89,069     89,069 Black Box Corp.                                                  --     3,414,015     3,414,015
       58,319        --     58,319 CommScope, Inc.                             (a)           1,832,383            --     1,832,383
        6,679        --      6,679 Comtech Telecommunications Corp.            (a)             195,494            --       195,494
       14,829        --     14,829 Digi International Inc.                     (a)             185,807            --       185,807
       57,300        --     57,300 Ditech Networks, Inc.                       (a)             499,656            --       499,656
       41,960        --     41,960 EMS Technologies, Inc.                      (a)             754,021            --       754,021
        9,867        --      9,867 Harris Corp.                                                409,579            --       409,579
       17,101        --     17,101 Loral Space & Communications Inc.           (a)             484,985            --       484,985
        7,833        --      7,833 NETGEAR, Inc.                               (a)             169,585            --       169,585
           --   283,971    283,971 Packeteer, Inc.                             (a)                  --     3,220,231     3,220,231
       27,485        --     27,485 QUALCOMM Inc.                                             1,101,324            --     1,101,324
       25,637        --     25,637 RELM Wireless Corp.                         (a)             159,462            --       159,462
       26,126        --     26,126 Symmetricom, Inc.                           (a)             184,711            --       184,711
                                                                                         ------------- ------------- -------------
                                                                                             6,463,326     6,634,246    13,097,572
                                                                                         ------------- ------------- -------------
                                   COMPUTER HARDWARE--0.23%
       46,354        --     46,354 Hewlett-Packard Co.                                       1,468,495            --     1,468,495
                                                                                         ------------- ------------- -------------
                                   COMPUTER STORAGE & PERIPHERALS--0.87%
       82,022        --     82,022 Brocade Communications Systems, Inc.        (a)             503,615            --       503,615
           --   157,378    157,378 Emulex Corp.                                (a)                  --     2,560,540     2,560,540
       37,554        --     37,554 Komag, Inc.                                 (a)           1,734,244            --     1,734,244
       22,742        --     22,742 Overland Storage, Inc.                      (a)             152,371            --       152,371
       31,859        --     31,859 Rimage Corp.                                (a)             650,561            --       650,561
                                                                                         ------------- ------------- -------------
                                                                                             3,040,791     2,560,540     5,601,331
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND         FUND       COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   CONSTRUCTION & ENGINEERING--1.50%
           --   236,750    236,750 Infrasource Services Inc.                   (a)       $          -- $   4,311,217 $   4,311,217
           --    92,765     92,765 URS Corp.                                   (a)                  --     3,896,130     3,896,130
           --    67,413     67,413 Williams Scotsman International Inc.        (a)                  --     1,472,300     1,472,300
                                                                                         ------------- ------------- -------------
                                                                                                    --     9,679,647     9,679,647
                                                                                         ------------- ------------- -------------
                                   CONSTRUCTION MATERIALS--0.08%
        5,503        --      5,503 Martin Marietta Materials, Inc.                             501,598            --       501,598
                                                                                         ------------- ------------- -------------
                                   CONSTRUCTION & FARM MACHINERY &
                                      HEAVY TRUCKS--1.28%
       21,419        --     21,419 Cummins Inc.                                              2,618,473            --     2,618,473
       24,656        --     24,656 Navistar International Corp.                (a)             606,784            --       606,784
       13,867        --     13,867 PACCAR Inc.                                               1,142,363            --     1,142,363
           --    87,830     87,830 Manitowoc Co., Inc. (The)                                        --     3,908,435     3,908,435
                                                                                         ------------- ------------- -------------
                                                                                             4,367,620     3,908,435     8,276,055
                                                                                         ------------- ------------- -------------
                                   CONSUMER FINANCE--0.79%
        8,901        --      8,901 ASTA Funding, Inc.                                          333,342            --       333,342
       50,026        --     50,026 Rewards Network Inc.                        (a)             408,712            --       408,712
           --   122,513    122,513 World Acceptance Corp.                      (a)                  --     4,351,662     4,351,662
                                                                                         ------------- ------------- -------------
                                                                                               742,054     4,351,662     5,093,716
                                                                                         ------------- ------------- -------------
                                   DATA PROCESSING & OUTSOURCED
                                      SERVICES--2.49%
           --   306,281    306,281 BISYS Group, Inc. (The)                     (a)                  --     4,196,050     4,196,050
        4,828        --      4,828 Computer Sciences Corp.                     (a)             233,868            --       233,868
       11,905        --     11,905 Gevity HR, Inc.                                             316,078            --       316,078
       35,448        --     35,448 Global Payments Inc.                                      1,721,000            --     1,721,000
       34,831        --     34,831 Lightbridge, Inc.                           (a)             451,062            --       451,062
       45,980        --     45,980 MoneyGram International, Inc.                             1,561,021            --     1,561,021
       26,452        --     26,452 Paychex, Inc.                                             1,031,099            --     1,031,099
           --   228,194    228,194 Wright Express Corp.                        (a)                  --     6,558,295     6,558,295
                                                                                         ------------- ------------- -------------
                                                                                             5,314,128    10,754,345    16,068,473
                                                                                         ------------- ------------- -------------
                                   DEPARTMENT STORES--0.05%
        8,401        --      8,401 Nordstrom, Inc.                                             306,637            --       306,637
                                                                                         ------------- ------------- -------------
                                   DIVERSIFIED CHEMICALS--1.49%
       36,387        --     36,387 Ashland Inc.                                              2,427,013            --     2,427,013
       40,403        --     40,403 Eastman Chemical Co.                                      2,181,762            --     2,181,762
           --    74,625     74,625 FMC Corp.                                                        --     4,805,104     4,805,104
       12,548        --     12,548 Olin Corp.                                                  224,986            --       224,986
                                                                                         ------------- ------------- -------------
                                                                                             4,833,761     4,805,104     9,638,865
                                                                                         ------------- ------------- -------------
                                   DIVERSIFIED COMMERCIAL & PROFESSIONAL
                                      SERVICES--0.51%
       11,523        --     11,523 Advisory Board Co. (The)                    (a)             554,141            --       554,141
       52,037        --     52,037 CBIZ, Inc.                                  (a)             385,594            --       385,594
        6,614        --      6,614 Corporate Executive Board Co. (The)                         662,723            --       662,723
       26,485        --     26,485 GEO Group Inc. (The)                                        928,299            --       928,299
       27,078        --     27,078 PHH Corp.                                   (a)             745,728            --       745,728
                                                                                         ------------- ------------- -------------
                                                                                             3,276,485            --     3,276,485
                                                                                         ------------- ------------- -------------
                                   DIVERSIFIED METALS & MINING--0.76%
       16,203        --     16,203 AMCOL International Corp.                                   426,949            --       426,949
           --   179,757    179,757 Compass Mineral International, Inc.                              --     4,484,937     4,484,937
                                                                                         ------------- ------------- -------------
                                                                                               426,949     4,484,937     4,911,886
                                                                                         ------------- ------------- -------------
                                   EDUCATION SERVICES--0.11%
       19,253        --     19,253 Bright Horizons Family Solutions, Inc.      (a)             725,646            --       725,646
                                                                                         ------------- ------------- -------------
                                   ELECTRIC UTILITIES--0.05%
       13,921        --     13,921 Cleco Corp.                                                 323,663            --       323,663
                                                                                         ------------- ------------- -------------
                                   ELECTRICAL COMPONENTS & EQUIPMENT--1.64%
        9,524        --      9,524 AMETEK, Inc.                                                451,247            --       451,247
       10,129    83,163     93,292 Genlyte Group Inc. (The)                    (a)             733,644     6,023,496     6,757,140
           --    71,850     71,850 Hubbell Inc.-Class B                                             --     3,423,653     3,423,653
                                                                                         ------------- ------------- -------------
                                                                                             1,184,891     9,447,149    10,632,040
                                                                                         ------------- ------------- -------------
                                   ELECTRONIC EQUIPMENT MANUFACTURERS--0.16%
       55,868        --     55,868 PAR Technology Corp.                        (a)             713,434            --       713,434
       27,352        --     27,352 Planar Systems Inc.                         (a)             329,318            --       329,318
                                                                                         ------------- ------------- -------------
                                                                                             1,042,752            --     1,042,752
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND         FUND       COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   ELECTRONIC MANUFACTURING SERVICES--0.75%
           --   165,352    165,352 Park Electrochemical Corp.                            $          -- $   4,257,814 $   4,257,814
       16,570        --     16,570 Plexus Corp.                                (a)             566,860            --       566,860
                                                                                         ------------- ------------- -------------
                                                                                               566,860     4,257,814     4,824,674
                                                                                         ------------- ------------- -------------
                                   ENVIRONMENTAL & FACILITIES SERVICES--1.37%
       15,501        --     15,501 Covanta Holding Corp.                       (a)             273,593            --       273,593
           --   215,500    215,500 Rollins, Inc.                                                    --     4,232,420     4,232,420
           --   120,315    120,315 Waste Connections, Inc.                     (a)                  --     4,379,466     4,379,466
                                                                                         ------------- ------------- -------------
                                                                                               273,593     8,611,886     8,885,479
                                                                                         ------------- ------------- -------------
                                   FOOD DISTRIBUTORS--0.12%
       51,365        --     51,365 Spartan Stores, Inc.                        (a)             751,470            --       751,470
                                                                                         ------------- ------------- -------------
                                   FOOD RETAIL--0.65%
           --   172,569    172,569 Ruddick Corp.                                                    --     4,229,666     4,229,666
                                                                                         ------------- ------------- -------------
                                   FOOTWEAR--0.03%
        5,035        --      5,035 Deckers Outdoor Corp.                       (a)             194,150            --       194,150
                                                                                         ------------- ------------- -------------
                                   GAS UTILITIES--1.98%
      136,677   129,362    266,039 Energen Corp.                                             5,249,764     4,968,794    10,218,558
       93,073        --     93,073 South Jersey Industries, Inc.                             2,549,269            --     2,549,269
                                                                                         ------------- ------------- -------------
                                                                                             7,799,033     4,968,794    12,767,827
                                                                                         ------------- ------------- -------------
                                   GENERAL MERCHANDISE STORES--0.15%
       36,953        --     36,953 Conn's, Inc.                                (a)             981,102            --       981,102
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE DISTRIBUTORS--0.62%
           --   139,826    139,826 Owens & Minor, Inc.                                              --     3,999,024     3,999,024
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE EQUIPMENT--2.76%
       30,407        --     30,407 Abaxis, Inc.                                (a)             680,204            --       680,204
       13,669        --     13,669 Biosite Inc.                                (a)             624,126            --       624,126
       11,908        --     11,908 Candela Corp.                               (a)             188,861            --       188,861
       21,137        --     21,137 Cutera, Inc.                                (a)             416,822            --       416,822
        7,752        --      7,752 Datascope Corp.                                             239,072            --       239,072
       22,819        --     22,819 Integra LifeSciences Holdings               (a)             885,605            --       885,605
       34,527        --     34,527 Meridian Bioscience, Inc.                                   861,449            --       861,449
       14,978        --     14,978 Palomar Medical Technologies, Inc.          (a)             683,446            --       683,446
       16,980        --     16,980 Sirona Dental Systems, Inc.                                 672,748            --       672,748
           --   172,705    172,705 STERIS Corp.                                                     --     3,948,036     3,948,036
        9,003        --      9,003 SurModics, Inc.                             (a)             325,098            --       325,098
       26,525        --     26,525 Thoratec Corp.                              (a)             367,902            --       367,902
           --    95,009     95,009 Vital Signs, Inc.                                                --     4,705,796     4,705,796
           --   275,000    275,000 Volcano Corp.                               (a)                  --     2,488,750     2,488,750
       21,966        --     21,966 Zoll Medical Corp.                          (a)             719,606            --       719,606
                                                                                         ------------- ------------- -------------
                                                                                             6,664,939    11,142,582    17,807,521
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE FACILITIES--0.83%
       27,375        --     27,375 Odyssey Healthcare, Inc.                    (a)             480,979            --       480,979
           --    91,917     91,917 LCA-Vision Inc.                                                  --     4,863,328     4,863,328
                                                                                         ------------- ------------- -------------
                                                                                               480,979     4,863,328     5,344,307
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE SERVICES--0.89%
           --   129,355    129,355 Amedisys, Inc.                              (a)(b)               --     4,902,555     4,902,555
        8,259        --      8,259 inVentiv Health Inc.                        (a)             237,694            --       237,694
       13,480        --     13,480 Pediatrix Medical Group, Inc.               (a)             610,644            --       610,644
                                                                                         ------------- ------------- -------------
                                                                                               848,338     4,902,555     5,750,893
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE SUPPLIES--1.69%
           --   134,536    134,536 DJO Inc.                                    (a)                  --     4,954,961     4,954,961
           --    96,496     96,496 Haemonetics Corp.                           (a)                  --     4,488,029     4,488,029
       40,532        --     40,532 Immucor, Inc.                               (a)             779,430            --       779,430
       10,191        --     10,191 Medical Action Industries Inc.              (a)             225,119            --       225,119
       49,279        --     49,279 OraSure Technologies, Inc.                  (a)             469,136            --       469,136
                                                                                         ------------- ------------- -------------
                                                                                             1,473,685     9,442,990    10,916,675
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE TECHNOLOGY--1.46%
       34,818    85,236    120,054 Computer Programs and Systems, Inc.                       1,391,327     3,406,031     4,797,358
           --   400,523    400,523 Phase Forward Inc.                          (a)                  --     4,614,025     4,614,025
                                                                                         ------------- ------------- -------------
                                                                                             1,391,327     8,020,056     9,411,383
                                                                                         ------------- ------------- -------------
                                   HOME FURNISHINGS--0.02%
        9,559        --      9,559 Tempur-Pedic International Inc.             (a)             129,142            --       129,142
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND         FUND       COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   HOMEBUILDING--0.22%
       32,718        --     32,718 Cavco Industries, Inc.                      (a)       $   1,453,988 $           - $   1,453,988
                                                                                         ------------- ------------- -------------
                                   HOMEFURNISHING RETAIL--0.08%
       11,602        --     11,602 Haverty Furniture Cos., Inc.                                182,035            --       182,035
       15,757        --     15,757 Select Comfort Corp.                        (a)             361,938            --       361,938
                                                                                         ------------- ------------- -------------
                                                                                               543,973            --       543,973
                                                                                         ------------- ------------- -------------
                                   HOTELS, RESORTS & CRUISE LINES--0.97%
       29,216        --     29,216 Choice Hotels International, Inc.                         1,770,490            --     1,770,490
           --   413,600    413,600 Red Lion Hotels Corp.                       (a)                  --     4,528,920     4,528,920
                                                                                         ------------- ------------- -------------
                                                                                             1,770,490     4,528,920     6,299,410
                                                                                         ------------- ------------- -------------
                                   HOUSEHOLD APPLIANCES--0.75%
           --   119,968    119,968 Snap-on Inc.                                                     --     4,849,107     4,849,107
                                                                                         ------------- ------------- -------------
                                   HOUSEHOLD PRODUCTS--0.55%
           --    82,937     82,937 Central Garden & Pet Co.                    (a)                  --     3,570,438     3,570,438
                                                                                         ------------- ------------- -------------
                                   HUMAN RESOURCE & EMPLOYMENT
                                      SERVICES--1.57%
       12,992        --     12,992 Administaff, Inc.                                           465,244            --       465,244
           --   133,956    133,956 Heidrick & Struggles International, Inc.    (a)                  --     4,533,071     4,533,071
           --    97,986     97,986 Kenexa Corp.                                (a)(b)               --     3,120,854     3,120,854
       24,250        --     24,250 Labor Ready, Inc.                           (a)             549,262            --       549,262
       15,176        --     15,176 Robert Half International Inc.                              637,392            --       637,392
       47,191        --     47,191 Spherion Corp.                              (a)             430,382            --       430,382
        8,276        --      8,276 Volt Information Sciences, Inc.             (a)             385,662            --       385,662
                                                                                         ------------- ------------- -------------
                                                                                             2,467,942     7,653,925    10,121,867
                                                                                         ------------- ------------- -------------
                                   INDEPENDENT POWER PRODUCERS & ENERGY
                                      TRADERS--0.33%
       35,954        --     35,954 TXU Corp.                                                 2,149,690            --     2,149,690
                                                                                         ------------- ------------- -------------
                                   INDUSTRIAL CONGLOMERATES--0.25%
       20,193        --     20,193 3M Co.                                                    1,630,989            --     1,630,989
                                                                                         ------------- ------------- -------------
                                   INDUSTRIAL MACHINERY--4.07%
       32,112        --     32,112 Eaton Corp.                                               2,421,245            --     2,421,245
        3,741        --      3,741 Ingersoll Rand Co. Ltd.-Class A                             160,040            --       160,040
           --   177,219    177,219 Kadant Inc.                                 (a)                  --     4,076,037     4,076,037
        9,962        --      9,962 Kennametal Inc.                                             620,135            --       620,135
           --    55,292     55,292 Middleby Corp. (The)                        (a)                  --     4,786,075     4,786,075
       50,550        --     50,550 Nordson Corp.                                             2,486,049            --     2,486,049
           --   221,894    221,894 RBC Bearings Inc.                           (a)                  --     5,036,994     5,036,994
       13,189        --     13,189 Tennant Co.                                                 663,143            --       663,143
       81,780        --     81,780 Timken Co. (The)                                          2,740,448            --     2,740,448
           --    71,414     71,414 Valmont Industries, Inc.                                         --     3,320,037     3,320,037
                                                                                         ------------- ------------- -------------
                                                                                             9,091,060    17,219,143    26,310,203
                                                                                         ------------- ------------- -------------
                                   INSURANCE BROKERS--0.57%
           --    98,636     98,636 Hilb Rogal and Hobbs Co.                                         --     3,676,164     3,676,164
                                                                                         ------------- ------------- -------------
                                   INTEGRATED OIL & GAS--0.06%
        5,930        --      5,930 ExxonMobil Corp.                                            363,806            --       363,806
                                                                                         ------------- ------------- -------------
                                   INTEGRATED TELECOMMUNICATION
                                      SERVICES--1.28%
       56,788        --     56,788 CenturyTel, Inc.                                          2,109,674            --     2,109,674
      205,099        --    205,099 Cincinnati Bell Inc.                        (a)             840,906            --       840,906
           --   366,503    366,503 NTELOS Holdings Corp.                       (a)                  --     5,295,968     5,295,968
                                                                                         ------------- ------------- -------------
                                                                                             2,950,580     5,295,968     8,246,548
                                                                                         ------------- ------------- -------------
                                   INTERNET SOFTWARE & SERVICES--1.71%
           --   451,940    451,940 CyberSource Corp.                           (a)                  --     5,287,698     5,287,698
           --    89,046     89,046 DealerTrack Holdings Inc.                   (a)                  --     1,968,807     1,968,807
       17,650        --     17,650 Digital River, Inc.                         (a)             712,884            --       712,884
      121,978        --    121,978 EarthLink, Inc.                             (a)           1,056,329            --     1,056,329
       14,957        --     14,957 j2 Global Communications, Inc.              (a)             466,958            --       466,958
       22,403        --     22,403 Knot, Inc. (The)                            (a)             468,895            --       468,895
       46,372        --     46,372 RealNetworks, Inc.                          (a)             496,180            --       496,180
       47,343        --     47,343 United Online, Inc.                                         568,116            --       568,116
                                                                                         ------------- ------------- -------------
                                                                                             3,769,362     7,256,505    11,025,867
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND         FUND       COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   INVESTMENT BANKING & BROKERAGE--0.66%
           --    44,800     44,800 CMET Finance Holdings, Inc. (Acquired
                                      12/08/03; Cost $4,480,000)               (a)(c)(d) $          -- $     919,744 $     919,744
       21,074        --     21,074 Lehman Brothers Holdings Inc.                             1,372,971            --     1,372,971
       11,697        --     11,697 SWS Group, Inc.                                             282,132            --       282,132
           --    89,501     89,501 Thomas Weisel Partners Group, Inc.          (a)(b)               --     1,701,414     1,701,414
                                                                                         ------------- ------------- -------------
                                                                                             1,655,103     2,621,158     4,276,261
                                                                                         ------------- ------------- -------------
                                   INVESTMENT COMPANIES--0.12%
       14,172        --     14,172 Energy Select Sector SPDR Fund                              803,836            --       803,836
                                                                                         ------------- ------------- -------------
                                   IT CONSULTING & OTHER SERVICES--0.39%
       68,314        --     68,314 Acxiom Corp.                                              1,707,850            --     1,707,850
       52,097        --     52,097 Sykes Enterprises, Inc.                     (a)             841,888            --       841,888
                                                                                         ------------- ------------- -------------
      120,411        --    120,411                                                           2,549,738            --     2,549,738
                                                                                         ------------- ------------- -------------
                                   LEISURE PRODUCTS--0.21%
       67,416        --     67,416 JAKKS Pacific, Inc.                         (a)           1,354,387            --     1,354,387
                                                                                         ------------- ------------- -------------
                                   LIFE & HEALTH INSURANCE--0.37%
       69,633        --     69,633 Penn Treaty American Corp.                  (a)             513,892            --       513,892
       23,785        --     23,785 Prudential Financial, Inc.                                1,848,095            --     1,848,095
                                                                                         ------------- ------------- -------------
       93,418        --     93,418                                                           2,361,987            --     2,361,987
                                                                                         ------------- ------------- -------------
                                   LIFE SCIENCES TOOLS & SERVICES--1.58%
       22,046        --     22,046 Applera Corp.-Applied Biosystems Group                      713,188            --       713,188
       14,633    85,143     99,776 Dionex Corp.                                (a)             799,840     4,653,916     5,453,756
           --    53,166     53,166 ICON PLC-ADR (United Kingdom)               (a)                  --     2,940,080     2,940,080
        9,125        --      9,125 Molecular Devices Corp.                     (a)             278,860            --       278,860
       15,923        --     15,923 Techne Corp.                                (a)             810,799            --       810,799
                                                                                         ------------- ------------- -------------
                                                                                             2,602,687     7,593,996    10,196,683
                                                                                         ------------- ------------- -------------
                                   MANAGED HEALTH CARE--1.27%
       20,869        --     20,869 Aetna Inc.                                                  833,299            --       833,299
       10,015        --     10,015 AMERIGROUP Corp.                            (a)             310,866            --       310,866
       13,797        --     13,797 CIGNA Corp.                                               1,359,142            --     1,359,142
       20,441        --     20,441 Humana Inc.                                 (a)           1,097,682            --     1,097,682
       10,384        --     10,384 Magellan Health Services, Inc.              (a)             470,499            --       470,499
       14,607        --     14,607 Molina Healthcare Inc.                      (a)             555,796            --       555,796
       21,992        --     21,992 Sierra Health Services, Inc.                (a)             990,300            --       990,300
       39,828        --     39,828 UnitedHealth Group Inc.                                   1,783,498            --     1,783,498
       16,053        --     16,053 WellCare Health Plans Inc.                  (a)             787,400            --       787,400
                                                                                         ------------- ------------- -------------
                                                                                             8,188,482            --     8,188,482
                                                                                         ------------- ------------- -------------
                                   MARINE--0.57%
       41,243        --     41,243 Genco Shipping & Trading Ltd.
                                      (United Kingdom)                                         715,979            --       715,979
       50,387        --     50,387 Overseas Shipholding Group, Inc.                          2,980,391            --     2,980,391
                                                                                         ------------- ------------- -------------
                                                                                             3,696,370            --     3,696,370
                                                                                         ------------- ------------- -------------
                                   METAL & GLASS CONTAINERS--0.67%
           --    87,194     87,194 AptarGroup, Inc.                                                 --     4,325,694     4,325,694
                                                                                         ------------- ------------- -------------
                                   MOVIES & ENTERTAINMENT--0.28%
      108,207        --    108,207 Word Wrestling Entertainment, Inc.                        1,827,616            --     1,827,616
                                                                                         ------------- ------------- -------------
                                   MULTI-UTILITIES--0.55%
           --   121,631    121,631 Avista Corp.                                                     --     2,776,836     2,776,836
       22,206        --     22,206 MDU Resources Group, Inc.                                   812,962            --       812,962
                                                                                         ------------- ------------- -------------
                                                                                               812,962     2,776,836     3,589,798
                                                                                         ------------- ------------- -------------
                                   OFFICE REIT'S--0.47%
           --    34,346     34,346 Alexandria Real Estate Equities, Inc.                            --     3,045,803     3,045,803
                                                                                         ------------- ------------- -------------
                                   OFFICE SERVICES & SUPPLIES--1.22%
           --    93,450     93,450 Brady Corp.-Class A                                              --     3,442,698     3,442,698
           --   332,286    332,286 PeopleSupport Inc.                          (a)                  --     4,472,570     4,472,570
                                                                                         ------------- ------------- -------------
                                                                                                    --     7,915,268     7,915,268
                                                                                         ------------- ------------- -------------
                                   OIL & GAS EQUIPMENT & SERVICES--2.39%
           --    70,466     70,466 FMC Technologies, Inc.                      (a)                  --     4,753,637     4,753,637
        9,509        --      9,509 Hydril                                      (a)             746,647            --       746,647
        7,796        --      7,796 NS Group, Inc.                              (a)             429,404            --       429,404
           --   158,258    158,258 Oceaneering International, Inc.             (a)                  --     7,256,129     7,256,129
        2,620        --      2,620 Schlumberger Ltd.                                           170,588            --       170,588
        9,529        --      9,529 Tidewater Inc.                                              468,827            --       468,827
       21,010        --     21,010 Trico Marine Services, Inc.                 (a)             714,340            --       714,340
       17,950        --     17,950 W-H Energy Services, Inc.                   (a)             912,398            --       912,398
                                                                                         ------------- ------------- -------------
                                                                                             3,442,204    12,009,766    15,451,970
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND        FUND       COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   OIL & GAS EXPLORATION & PRODUCTION--3.72%
       20,131        --     20,131 Arena Resources, Inc.                       (a)       $     690,292 $          -- $     690,292
           --    61,822     61,822 Berry Petroleum Co.-Class A                                      --     2,049,399     2,049,399
           --   162,523    162,523 Comstock Resources, Inc.                    (a)                  --     4,852,937     4,852,937
       26,410        --     26,410 Exploration Co. of Delaware (The)           (a)             281,531            --       281,531
       58,218        --     58,218 Harvest Natural Resources, Inc.             (a)             788,272            --       788,272
       11,298        --     11,298 Kerr-Mcgee Corp                                             783,516            --       783,516
       18,560        --     18,560 Parallel Petroleum Corp.                    (a)             458,618            --       458,618
       38,196    73,736    111,932 Penn Virginia Corp.                                       2,669,136     5,152,672     7,821,808
       75,275        --     75,275 VAALCO Energy, Inc.                         (a)             734,684            --       734,684
           --   390,452    390,452 Warren Resources Inc.                       (a)(b)               --     5,606,891     5,606,891
                                                                                         ------------- ------------- -------------
                                                                                             6,406,049    17,661,899    24,067,948
                                                                                         ------------- ------------- -------------
                                   OIL & GAS REFINING & MARKETING--0.77%
           --   158,195    158,195 Alon USA Energy, Inc.                                            --     4,978,397     4,978,397
                                                                                         ------------- ------------- -------------
                                   OIL & GAS STORAGE & TRANSPORTATION--0.29%
       78,224        --     78,224 OMI Corp.                                                 1,693,550            --     1,693,550
        5,180        --      5,180 TC Pipelines, L.P.                                          170,940            --       170,940
                                                                                         ------------- ------------- -------------
                                                                                             1,864,490            --     1,864,490
                                                                                         ------------- ------------- -------------
                                   OTHER DIVERSIFIED FINANCIAL
                                      SERVICES--0.03%
        9,824        --      9,824 Prospect Energy Corp.                                       166,910            --       166,910
                                                                                         ------------- ------------- -------------
                                   PACKAGED FOODS & MEATS---1.82%
           --   173,885    173,885 Flowers Foods, Inc.                                              --     4,980,066     4,980,066
       54,904        --     54,904 Premium Standard Farms, Inc.                                891,092            --       891,092
        1,322        --      1,322 Seaboard Corp.                                            1,692,160            --     1,692,160
           --   175,769    175,769 TreeHouse Foods, Inc.                       (a)                  --     4,199,122     4,199,122
                                                                                         ------------- ------------- -------------
                                                                                             2,583,252     9,179,188    11,762,440
                                                                                         ------------- ------------- -------------
                                   PHARMACEUTICALS--1.37%
       22,567        --     22,567 Alpharma Inc.-Class A                                       542,511            --       542,511
           --   150,909    150,909 Aspreva Pharmaceuticals Corp.  (Canada)     (a)                  --     4,095,670     4,095,670
       48,903        --     48,903 Bradley Pharmaceuticals, Inc.               (a)             498,811            --       498,811
       36,033        --     36,033 CNS, Inc.                                                   882,809            --       882,809
       19,632        --     19,632 Matrixx Initiatives, Inc.                   (a)             305,474            --       305,474
        9,660        --      9,660 Sciele Pharma, Inc.                         (a)             224,015            --       224,015
           --   267,434    267,434 ViroPharma Inc.                             (a)                  --     2,305,281     2,305,281
                                                                                         ------------- ------------- -------------
                                                                                             2,453,620     6,400,951     8,854,571
                                                                                         ------------- ------------- -------------
                                   PROPERTY & CASUALTY INSURANCE--5.04%
       40,542        --     40,542 21st Century Holding Co.                                    530,289            --       530,289
       20,000        --     20,000 American Safety Insurance Holdings, Ltd.    (a)             330,000            --       330,000
       46,511   172,845    219,356 Assured Guaranty Ltd.                                     1,179,984     4,385,078     5,565,062
       47,126        --     47,126 Donegal Group Inc.-Class A                                  914,716            --       914,716
       44,021   118,550    162,571 FPIC Insurance Group, Inc.                  (a)(b)        1,705,814     4,593,812     6,299,626
       66,517        --     66,517 Harleysville Group Inc.                                   2,109,919            --     2,109,919
       54,144        --     54,144 Infinity Property & Casualty Corp.                        2,219,904            --     2,219,904
           --   156,316    156,316 Ohio Casualty Corp.                                              --     4,647,275     4,647,275
           --   175,841    175,841 Philadelphia Consolidated Holding Corp.     (a)                  --     5,338,533     5,338,533
       75,156        --     75,156 Safety Insurance Group, Inc.                              3,573,668            --     3,573,668
       37,595        --     37,595 Seabright Insurance Holdings                (a)             605,655            --       605,655
       10,247        --     10,247 Zenith National Insurance Corp.                             406,499            --       406,499
                                                                                         ------------- ------------- -------------
                                                                                            13,576,448    18,964,698    32,541,146
                                                                                         ------------- ------------- -------------
                                   PUBLISHING--0.08%
        6,767        --      6,767 McGraw-Hill Cos., Inc. (The)                                339,906            --       339,906
       47,658        --     47,658 Private Media Group, Inc.                   (a)             212,078            --       212,078
                                                                                         ------------- ------------- -------------
                                                                                               551,984            --       551,984
                                                                                         ------------- ------------- -------------
                                   REAL ESTATE MANAGEMENT & DEVELOPMENT--0.78%
           --    57,661     57,661 Jones Lang LaSalle Inc.                                          --     5,048,221     5,048,221
                                                                                         ------------- ------------- -------------
                                   REGIONAL BANKS--5.35%
       12,644        --     12,644 1st Source Corp.                                            467,828            --       467,828
           --    54,113     54,113 Alabama National BanCorp.                                        --     3,687,801     3,687,801
       25,364    87,971    113,335 Columbia Banking System, Inc.                               948,106     3,288,356     4,236,462
       20,184        --     20,184 Community Trust Bancorp, Inc.                               705,027            --       705,027
        7,207        --      7,207 Farmers Capital Bank Corp.                                  236,030            --       236,030
      100,835        --    100,835 First BanCorp.                                              937,766            --       937,766
       25,379        --     25,379 First Community Bancorp                                   1,499,391            --     1,499,391
        4,394        --      4,394 FNB Corp.                                                   148,649            --       148,649
           --    68,204     68,204 Hancock Holding Co.                                              --     3,819,424     3,819,424
           --    83,077     83,077 MB Financial, Inc.                           (b)                 --     2,937,603     2,937,603
      168,464        --    168,464 R&G Financial Corp.-Class B  (Puerto Rico)                1,447,106            --     1,447,106
           --   101,278    101,278 Signature Bank                               (a)                 --     3,279,382     3,279,382
           --   149,618    149,618 Sterling Bancshares, Inc.                                        --     2,805,337     2,805,337
           --    96,288     96,288 Sterling Financial Corp.                                         --     2,937,747     2,937,747
           --   146,682    146,682 United Community Banks, Inc.                                     --     4,465,000     4,465,000
       13,919        --     13,919 Virginia Financial Group, Inc.                              587,660            --       587,660
       22,367        --     22,367 Wilshire Bancorp, Inc.                                      403,053            --       403,053
                                                                                         ------------- ------------- -------------
                                                                                             7,380,616    27,220,650    34,601,266
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND        FUND       COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   REINSURANCE--0.57%
       92,594        --     92,594 Endurance Specialty Holdings Ltd.                     $   2,963,008 $          -- $   2,963,008
       20,867        --     20,867 IPC Holdings, Ltd.                                          514,580            --       514,580
        9,092        --      9,092 Max Re Capital Ltd.                                         198,569            --       198,569
                                                                                         ------------- ------------- -------------
                                                                                             3,676,157            --     3,676,157
                                                                                         ------------- ------------- -------------
                                   RESTAURANTS--2.22%
        9,493        --      9,493 Buffalo Wild Wings Inc.                     (a)             363,677            --       363,677
        6,741        --      6,741 IHOP Corp.                                                  324,107            --       324,107
           --   254,431    254,431 O'Charley's Inc.                            (a)                  --     4,325,327     4,325,327
       35,466   124,263    159,729 Papa John's International, Inc.             (a)           1,177,471     4,125,532     5,303,003
        8,357        --      8,357 Ruth's Chris Steak House, Inc.              (a)             170,650            --       170,650
           --   215,324    215,324 Steak n Shake Co. (The)                     (a)                  --     3,260,005     3,260,005
       36,446        --     36,446 Triarc Cos., Inc.-Class B                                   569,651            --       569,651
                                                                                         ------------- ------------- -------------
                                                                                             2,605,556    11,710,864    14,316,420
                                                                                         ------------- ------------- -------------
                                   RETAIL REIT'S--0.07%
       15,719        --     15,719 Getty Realty Corp.                                          447,048            --       447,048
                                                                                         ------------- ------------- -------------
                                   SEMICONDUCTOR EQUIPMENT--1.40%
           --   169,873    169,873 ATMI, Inc.                                  (a)                  --     4,182,273     4,182,273
       30,278        --     30,278 Lam Research Corp.                          (a)           1,411,560            --     1,411,560
       45,681        --     45,681 Mattson Technology, Inc.                    (a)             446,303            --       446,303
           --   185,620    185,620 Nextest Systems Corp.                       (a)(b)               --     3,008,900     3,008,900
                                                                                         ------------- ------------- -------------
                                                                                             1,857,863     7,191,173     9,049,036
                                                                                         ------------- ------------- -------------
                                   SEMICONDUCTORS--2.65%
        4,715        --      4,715 Advanced Micro Devices, Inc.                (a)             115,140            --       115,140
           --   161,807    161,807 DSP Group, Inc.                             (a)                  --     4,020,904     4,020,904
        5,956   106,806    112,762 Hittite Microwave Corp.                     (a)             215,369     3,862,105     4,077,474
       26,492        --     26,492 Intel Corp.                                                 502,023            --       502,023
       18,276        --     18,276 IXYS Corp.                                  (a)             175,450            --       175,450
       40,135        --     40,135 Linear Technology Corp.                                   1,344,121            --     1,344,121
       14,106        --     14,106 Maxim Integrated Products, Inc.                             452,944            --       452,944
           --   351,489    351,489 Micrel, Inc.                                (a)                  --     3,518,405     3,518,405
       22,407        --     22,407 MoSys, Inc.                                 (a)             175,223            --       175,223
       25,721        --     25,721 National Semiconductor Corp.                                613,446            --       613,446
       18,836        --     18,836 OmniVision Technologies, Inc.               (a)             397,816            --       397,816
           --   120,164    120,164 Semtech Corp.                               (a)                  --     1,736,370     1,736,370
                                                                                         ------------- ------------- -------------
                                                                                             3,991,532    13,137,784    17,129,316
                                                                                         ------------- ------------- -------------
                                   SPECIALIZED CONSUMER SERVICE--0.34%
       71,004        --     71,004 Jackson Hewitt Tax Service Inc.                           2,225,975            --     2,225,975
                                                                                         ------------- ------------- -------------
                                   SPECIALIZED FINANCE--0.79%
       40,377        --     40,377 CIT Group, Inc.                                           2,111,313            --     2,111,313
       85,217        --     85,217 Medallion Financial Corp.                                 1,104,412            --     1,104,412
       34,977        --     34,977 Moody's Corp.                                             1,904,848            --     1,904,848
                                                                                         ------------- ------------- -------------
                                                                                             5,120,573            --     5,120,573
                                                                                         ------------- ------------- -------------
                                   SPECIALIZED REIT'S--1.89%
           --   100,300    100,300 Global Signal Inc.                                               --     4,645,896     4,645,896
           --   104,605    104,605 LaSalle Hotel Properties                                         --     4,843,211     4,843,211
           --    86,502     86,502 Universal Health Realty Income Trust                             --     2,711,838     2,711,838
                                                                                         ------------- ------------- -------------
                                                                                                    --    12,200,945    12,200,945
                                                                                         ------------- ------------- -------------
                                   SPECIALTY CHEMICALS--0.69%
           --    87,663     87,663 A. Schulman, Inc.                                                --     2,006,606     2,006,606
           --    56,923     56,923 H.B. Fuller Co.                                                  --     2,480,135     2,480,135
                                                                                         ------------- ------------- -------------
                                                                                                    --     4,486,741     4,486,741
                                                                                         ------------- ------------- -------------
                                   SPECIALTY STORES--0.00%
          100        --        100 Big 5 Sporting Goods Corp.                                    1,949            --         1,949
                                                                                         ------------- ------------- -------------
                                   STEEL--1.49%
        4,863        --      4,863 Chaparral Steel Co.                         (a)             350,233            --       350,233
      134,078        --    134,078 Commercial Metals Co.                                     3,445,805            --     3,445,805
       12,456        --     12,456 Great Northern Iron Ore Properties                        1,383,986            --     1,383,986
       84,848        --     84,848 Mesabi Trust                                              1,573,930            --     1,573,930
       14,980        --     14,980 Metal Management, Inc.                                      458,688            --       458,688
        3,035        --      3,035 Nucor Corp.                                                 164,649            --       164,649
       23,478        --     23,478 Olympic Steel, Inc.                                         830,886            --       830,886
       19,987        --     19,987 Oregon Steel Mills, Inc.                    (a)           1,012,541            --     1,012,541
        5,879        --      5,879 Steel Dynamics, Inc.                                        386,486            --       386,486
                                                                                         ------------- ------------- -------------
                                                                                             9,607,204            --     9,607,204
                                                                                         ------------- ------------- -------------
                                   TECHNOLOGY DISTRIBUTORS--0.76%
           --   241,697    241,697 Agilysys, Inc.                                                   --     4,350,546     4,350,546
       30,659        --     30,659 SYNNEX Corp.                                (a)             581,295            --       581,295
                                                                                         ------------- ------------- -------------
                                                                                               581,295     4,350,546     4,931,841
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND         FUND      COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   THRIFTS & MORTGAGE FINANCE---1.74%
      102,451        --    102,451 Beverly Hills Bancorp Inc.                            $     985,579 $          -- $     985,579
       18,155        --     18,155 Camco Financial Corp.                                       251,447            --       251,447
      116,492        --    116,492 Corus Bankshares, Inc.                                    3,049,761            --     3,049,761
       36,205        --     36,205 Downey Financial Corp.                                    2,456,509            --     2,456,509
      114,717        --    114,717 First Niagara Financial Group, Inc.                       1,608,332            --     1,608,332
       57,667        --     57,667 Fremont General Corp.                                     1,070,300            --     1,070,300
       23,200        --     23,200 Harbor Florida Bancshares, Inc.                             861,648            --       861,648
       14,080        --     14,080 Rome Bancorp, Inc.                                          181,491            --       181,491
       22,433        --     22,433 TierOne Corp.                                               757,562            --       757,562
                                                                                         ------------- ------------- -------------
                                                                                            11,222,629            --    11,222,629
                                                                                         ------------- ------------- -------------
                                   TOBACCO--0.75%
       20,630        --     20,630 Loews Corp-Carolina Group                                 1,059,763            --     1,059,763
       19,388        --     19,388 Reynolds American Inc.                                    2,235,436            --     2,235,436
       34,502               34,502 UST Inc.                                                  1,559,145                   1,559,145
                                                                                         ------------- ------------- -------------
                                                                                             4,854,344            --     4,854,344
                                                                                         ------------- ------------- -------------
                                   TRADING COMPANIES & DISTRIBUTORS---1.78%
           --    89,528     89,528 H&E Equipment Services, Inc.                (a)                  --     2,636,600     2,636,600
       12,895        --     12,895 MSC Industrial Direct Co., Inc.-Class A                     613,415            --       613,415
           --   226,446    226,446 UAP Holding Corp.                                                --     4,938,787     4,938,787
        7,149        --      7,149 United Rentals, Inc.                        (a)             228,625            --       228,625
           --    46,480     46,480 Watsco, Inc.                                                     --     2,780,433     2,780,433
        4,445        --      4,445 WESCO International, Inc.                                   306,704            --       306,704
                                                                                         ------------- ------------- -------------
                                                                                             1,148,744    10,355,820    11,504,564
                                                                                         ------------- ------------- -------------
                                   TRUCKING--1.70%
       25,222        --     25,222 Con-way Inc.                                              1,461,109            --     1,461,109
       10,866        --     10,866 Laidlaw International Inc.                  (a)             273,822            --       273,822
           --    99,102     99,102 Landstar System, Inc.                                            --     4,680,587     4,680,587
           --   209,408    209,408 Marten Transport, Ltd.                      (a)                  --     4,552,530     4,552,530
                                                                                         ------------- ------------- -------------
                                                                                             1,734,931     9,233,117    10,968,048
                                                                                         ------------- ------------- -------------
                                   Total Common Stocks & Other Equity
                                      Interests (Cost $589,029,517)                      $ 235,087,628 $ 443,148,585 $ 678,236,213
                                                                                         ------------- ------------- -------------
                                   MONEY MARKET FUNDS--3.38%
    7,124,178        --  7,124,178 Liquid Assets Portfolio-Institutional
                                      Class                                    (e)           7,124,178     3,798,827    10,923,005
    7,124,178        --  7,124,178 STIC Prime Portfolio-Institutional
                                      Class                                    (e)           7,124,178     3,798,827    10,923,005
                                                                                         ------------- ------------- -------------
                                   Total Money Market Funds
                                      (Cost $21,846,010)                                    14,248,356     7,597,654    21,846,010
                                                                                         ------------- ------------- -------------
                                   Adjustment for Extinguishment of
                                      Debt---8.35% (Cost $50,750,599)          (h)                                    (54,000,000)
                                                                                         ------------- ------------- -------------
                                   TOTAL INVESTMENTS--99.97% (excluding
                                      investments purchased with cash
                                      collateral from securities loaned)
                                      (Cost $560,124,928)                                  249,335,984   450,746,239   646,082,223
                                                                                         ------------- ------------- -------------
                                   INVESTMENTS PURCHASED WITH CASH
                                      COLLATERAL FROM SECURITIES LOANED
                                      MONEY MARKET FUNDS--2.60%
    8,414,559        --  8,414,559 Liquid Assets Portfolio-Institutional
                                      Class                                    (e)(f)               --     8,414,559     8,414,559
    8,414,559        --  8,414,559 STIC Prime Portfolio- Institutional
                                      Class                                    (e)(f)               --     8,414,559     8,414,559
                                                                                         ------------- ------------- -------------
                                   Total Money Market Funds (purchased
                                      with cash collateral from
                                      securities loaned)
                                      (Cost $16,829,118)                                            --    16,829,118    16,829,118
                                                                                         ------------- ------------- -------------
                                   TOTAL INVESTMENTS--102.57%
                                      (Cost $576,954,046)                                  249,335,984   467,575,357   662,911,341
                                                                                         ------------- ------------- -------------
                                   OTHER ASSETS LESS LIABILITIES--(2.57%)      (i)        (51,060,820)  (19,528,510)  (16,619,330)
                                                                                         ------------- ------------- -------------
                                   NET ASSETS--100.00%                                   $ 198,275,164 $ 448,046,847 $ 646,292,011
                                                                                         ------------- ------------- -------------

                                   SECURITIES SOLD SHORT*

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                                   COMMON STOCKS--6.95 (G)
                                   AEROSPACE & DEFENSE--0.00%
        8,600        --         -- L-3 Communications Holdings, Inc.                           648,612            --            --
                                                                                         ------------- ------------- -------------
                                   AUTOMOBILE MANUFACTURERS--0.00%
      100,700        --         -- Ford Motor Co.                                              697,851            --            --
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND         FUND      COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   CATALOG RETAIL--0.00%
       46,800        --         -- ValueVision International, Inc.-Class A               $     516,204 $          -- $          --
                                                                                         ------------- ------------- -------------
                                   COMMERCIAL PRINTING--0.00%
       39,600        --         -- Deluxe Corp.                                                692,208            --            --
                                                                                         ------------- ------------- -------------
                                   CONSTRUCTION & ENGINEERING--0.00%
       26,200        --         -- Fluor Corp.                                               2,434,766            --            --
                                                                                         ------------- ------------- -------------
                                   CONSUMER FINANCE--0.00%
       42,500        --         -- American Express Co.                                      2,261,850            --            --
       40,100        --         -- SLM Corp.                                                 2,122,092            --            --
       11,300                   -- Student Loan Corp. (The)                                  2,282,600            --            --
                                                                                         ------------- ------------- -------------
                                                                                             6,666,542            --            --
                                                                                         ------------- ------------- -------------
                                   DATA PROCESSING & OUTSOURCED
                                      SERVICES--0.00%
       16,700        --         -- Automatic Data Processing, Inc.                             757,345            --            --
       49,600        --         -- First Data Corp.                                          2,233,984            --            --
                                                                                         ------------- ------------- -------------
                                                                                             2,991,329            --            --
                                                                                         ------------- ------------- -------------
                                   CONSTRUCTION & ENGINEERING--0.00%
       20,600        --         -- CVS Corp.                                                   632,420            --            --
                                                                                         ------------- ------------- -------------
                                   ELECTRIC UTILITIES--0.00%
       48,500        --         -- IDACORP, Inc.                                             1,663,065            --            --
      135,400        --         -- Northeast Utilities                                       2,798,718            --            --
      103,449                   -- Reliant Energy Inc.                                       1,239,319            --            --
                                                                                         ------------- ------------- -------------
                                                                                             5,701,102            --            --
                                                                                         ------------- ------------- -------------
                                   GAS UTILITIES--0.00%
       35,400        --         -- Peoples Energy Corp.                                      1,271,214            --            --
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE DISTRIBUTORS--0.00%
       64,100        --         -- Patterson Cos. Inc.                                       2,239,013            --            --
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE EQUIPMENT--0.00%
      110,800        --         -- Stereotaxis Inc.                                          1,195,532            --            --
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE FACILITIES--0.00%
       63,100        --         -- Health Management Associates, Inc.-Class A                1,243,701            --            --
      143,600        --         -- Tenet Healthcare Corp.                                    1,002,328            --            --
                                                                                         ------------- ------------- -------------
                                                                                             2,246,029            --            --
                                                                                         ------------- ------------- -------------
                                   HEALTH CARE SERVICES--0.00%
       22,700        --         -- DaVita, Inc.                                              1,128,190            --            --
       13,404        --         -- Medco Health Solutions, Inc.                                767,781            --            --
                                                                                         ------------- ------------- -------------
                                                                                             1,895,971            --            --
                                                                                         ------------- ------------- -------------
                                   HOMEBUILDING--0.00%
       11,300        --         -- Lennar Corp.-Class A                                        501,381            --            --
      102,900        --         -- Levitt Corp.-Class A                                      1,646,400            --            --
                                                                                         ------------- ------------- -------------
                                                                                             2,147,781            --            --
                                                                                         ------------- ------------- -------------
                                   HOMEFURNISHING RETAIL--0.00%
      136,300        --         -- Cost Plus, Inc.                                           1,998,158            --            --
                                                                                         ------------- ------------- -------------
                                   IT CONSULTING & OTHER SERVICES--0.00%
       84,200        --         -- SRA International, Inc.-Class A                           2,242,246            --            --
      347,200        --         -- Unisys Corp.                                              2,180,416            --            --
                                                                                         ------------- ------------- -------------
                                                                                             4,422,662            --            --
                                                                                         ------------- ------------- -------------
                                   MULTI-UTILITIES--0.00%
      272,665        --         -- NiSource Inc.                                             2,360,904            --            --
      208,763        --         -- TECO Energy, Inc.                                         1,008,450            --            --
                                                                                         ------------- ------------- -------------
                                                                                             3,369,354            --            --
                                                                                         ------------- ------------- -------------
                                   PACKAGED FOODS & MEATS--0.00%
       41,300        --         -- Tyson Foods, Inc.-Class A                                   613,718            --            --
                                                                                         ------------- ------------- -------------

              SHARES                                                                                       VALUE
----------------------------------                                                       -----------------------------------------
                         AIM SMALL                                                                                    AIM SMALL
                 AIM    CAP EQUITY                                                                          AIM       CAP EQUITY
     AIM      SMALL CAP  FUND PRO                                                             AIM        SMALL CAP     FUND PRO
OPPORTUNITIES   EQUITY     FORMA                                                         OPPORTUNITIES    EQUITY        FORMA
    I FUND       FUND    COMBINING                                                           I FUND         FUND      COMBINING
------------- --------- ----------                                                       ------------- ------------- -------------
                                   SPECIALTY CHEMICALS--0.00%
       16,700        --         -- Cytec Industries Inc.                                 $     896,122 $          -- $          --
                                                                                         ------------- ------------- -------------
                                   WIRELESS TELECOMMUNICATION SERVICES--0.00%
       48,125        --         -- Crown Castle International Corp.                          1,662,238            --            --
                                                                                         ------------- ------------- -------------
                                   Total Securities Sold Short
                                      (Proceeds $45,311,526)                             $  44,938,826 $          -- $          --
                                                                                         ------------- ------------- -------------
                                   Adjustment for liquidation of short sale
                                      positions (Proceeds $(45,311,526))       (j)        (44,938,826)            --            --
                                                                                         ------------- ------------- -------------
                                   Total Securities Sold Short After
                                      Adjustments (Proceeds $0)                          $          -- $          -- $          --
                                                                                         ============= ============= =============

Investment Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Notes to Pro Forma Combining Schedule of Investments:

* At June 30, 2006 AIM Opportunities I Fund engaged in short selling (uncovered short positions) and borrowing for the purposes of making additional investments; two strategies that the buying fund AIM Small Cap Equity Fund is restricted from engaging in. Therefore, prior to the closing of the reorganization AIM Opportunities Fund will cover all of its open short positions and sell off securities in a sufficient amount to return the borrowings on the line of credit. With the exception of the two items noted above all securities held by AIM Opportunities I Fund comply with the investment objectives, strategies and restrictions of AIM Small Cap Equity Fund at June 30, 2006.

(a)  Non-income producing security.

(b)  All or a portion of this security is out on loan at June 30, 2006.

(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at June 30, 2006 represented 0.14% of the pro forma combining Net Assets of AIM Small Cap Equity Fund. This security is considered to be illiquid. AIM Small Cap Equity Fund is limited to investing 15% of Net Assets in illiquid securities at the time of purchase

(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at June 30, 2006 represented 0.14% of the pro forma combining Net Assets of AIM Small Cap Equity Fund. See Note 1A.

(e) Liquid Assets Portfolio and STIC Prime Portfolio are affiliated with AIM Opportunities I Fund and AIM Small Cap Equity Fund by having the same investment advisor.

(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

(g) Collateral on short sales was segregated by AIM Opportunities I Fund in the amount of $46,625,023 which represents 103.75% of the value of its securities sold short.

(h) At June 30, 2006 AIM Opportunities I Fund had an outstanding loan of $54,000,000 that will be extinguished prior to the closing of the reorganization. AIM Opportunities I Fund is expected to sell securities valued at $54,000,000 and accordingly the value of the AIM Opportunities I Fund investments and the payable for the loan outstanding have been reduced by $54,000,000. The AIM Opportunities I Fund cost of securities has been reduced by $50,750,599 based on the proportion of borrowing to total investments. This does not reflect an estimate of the actual gains or losses expected to be realized as a result of the securities sold as the specific securities and value of those securities is not known at this time, but has been included to incorporate the concept that there will be a reduction in the costs of securities owned upon the liquidation of securities to raise cash for extinguishing the debt.

(i) The estimated transaction costs for the reorganization, which includes legal, accounting, filing, printing, postage and solicitation, are estimated to be $177,000 or AIM Opportunities I Fund and AIM has agreed to bear all of these costs. In addition AIM Small Cap Equity Fund will bear approximately $30,000 with respect to the reorganization and accordingly the liabilities of AIM Small Cap Equity Fund have been increased by $30,000.

(j) At June 30, 2006 AIM Opportunities I Fund had open short positions valued at $44,938,826 with proceeds of $45,311,526 that are required to be covered prior to the closing of the reorganization, accordingly the liability for securities sold short and proceeds on short sales have been adjusted to reflect this change.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS..

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
           OF AIM OPPORTUNITIES I FUND INTO AIM SMALL CAP EQUITY FUND
                                  JUNE 30, 2006
                                   (Unaudited)

                                                                                                                  AIM SMALL
                                                               AIM              AIM                            CAP EQUITY FUND
                                                         OPPORTUNITIES I     SMALL CAP                            PRO FORMA
                                                               FUND         EQUITY FUND    ADJUSTMENTS    **      COMBINING
                                                         ---------------   ------------   ------------   ---   ---------------
ASSETS:
Investments, at value *                                    $235,087,628    $443,148,585   $(54,000,000)  (a)     $624,236,213
   (cost $220,084,063 - AIM Opportunities I Fund)
   (cost $368,945,454 - AIM Small Cap Equity Fund)
   (cost $589,029,517- Pro Forma Combining)
                                                           ------------    ------------   ------------           ------------
Investments in affiliated money market funds, at value       14,248,356      24,426,772             --             38,675,128
   (cost $14,248,356 - AIM Opportunities I Fund)
   (cost $24,426,772 - AIM Small Cap Equity Fund)
   (cost $38,675,128 - Pro Forma Combining)
                                                           ------------    ------------   ------------           ------------
Total Investments                                           249,335,984     467,575,357    (54,000,000)  (a)      662,911,341
   (cost $234,332,419 - AIM Opportunities I Fund)
   (cost $393,372,226 - AIM Small Cap Equity Fund)
   (cost adjustment $(50,750,599) - AIM Opportunities
      I Fund)
   (cost $576,954,046- Pro Forma Combining)
                                                           ------------    ------------   ------------           ------------
Cash                                                                 --              --      3,208,347   (b)        3,208,347
Receivables for:
   Deposits with brokers for securities sold short           48,271,973              --    (48,271,973)  (b)               --
   Investments sold                                             257,462       1,028,793             --              1,286,255
   Fund shares sold                                               4,118         504,036             --                508,154
   Dividends and interest                                       303,146         216,721             --                519,867
   Short stock rebates                                          174,089              --       (174,089)  (b)               --
   Investment for trustee deferred compensation and
      retirement plans                                           36,011          29,355             --                 65,366
Other assets                                                         --         139,729             --                139,729
                                                           ------------    ------------   ------------           ------------
      Total assets                                          298,382,783     469,493,991    (99,237,715)           668,639,059
                                                           ------------    ------------   ------------           ------------
LIABILITIES:

Payables for:
   Investments purchased                                        331,429       2,668,818             --              3,000,247
   Fund shares reacquired                                       170,591       1,356,205             --              1,526,796
   Trustee deferred compensation and retirement plans            60,608          51,144             --                111,752
   Collateral upon return of securities loaned                       --      16,829,118             --             16,829,118
   Loan outstanding                                          54,000,000              --    (54,000,000)  (a)               --
   Short stock account dividends                                 30,599              --        (30,599)  (b)               --
Securities sold short, at value (proceeds $45,311,526)       44,938,826              --    (44,938,826)  (b)               --
Accrued interest expense                                        268,290              --       (268,290)  (a)               --
Accrued distribution fees                                        86,307         210,550             --                296,857
Accrued trustees' and officer's fees and benefits                 1,588             618             --                  2,206
Accrued transfer agent fees                                     114,463         237,419             --                351,882
Accrued reorganization expenses                                      --              --         30,000                 30,000
Accrued operating expenses                                      104,918          93,272             --                198,190
      Total liabilities                                     100,107,619      21,447,144    (99,207,715)            22,347,048
                                                           ------------    ------------   ------------           ------------
Net assets applicable to shares outstanding                $198,275,164    $448,046,847   $     30,000           $646,292,011
                                                           ------------    ------------   ------------           ------------
NET ASSETS CONSIST OF:

Shares of beneficial interest                              $178,727,264    $321,896,310   $         --           $500,623,574
Undistributed net investment income (loss)                      444,276      (3,494,369)       (30,000)            (3,080,093)
Undistributed net realized gain from investment
      securities, foreign currencies and securities
      sold short                                              3,727,359      55,441,775             --             59,169,134
Unrealized appreciation of investment securities and
   securities sold short                                     15,376,265      74,203,131             --             89,579,396
                                                           ------------    ------------   ------------           ------------
                                                           $198,275,164    $448,046,847   $    (30,000)          $646,292,011
                                                           ------------    ------------   ------------           ------------
NET ASSETS:
Class A                                                    $121,945,016    $231,043,151   $    (15,470)          $352,972,697
                                                           ------------    ------------   ------------           ------------
Class B                                                    $ 62,265,207    $127,361,911   $     (8,528)          $189,618,590
                                                           ------------    ------------   ------------           ------------
Class C                                                    $ 14,064,941    $ 56,538,172   $     (3,786)          $ 70,599,327
                                                           ------------    ------------   ------------           ------------
Class R                                                    $         --    $ 22,432,774   $     (1,502)          $ 22,431,272
                                                           ------------    ------------   ------------           ------------
Institutional Class                                        $         --    $ 10,670,839   $       (714)          $ 10,670,125
                                                           ------------    ------------   ------------           ------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                                       9,649,366      17,242,746       (547,277)            26,344,835
                                                           ------------    ------------   ------------           ------------
Class B                                                       5,349,072       9,938,635       (488,557)            14,799,150
                                                           ------------    ------------   ------------           ------------
Class C                                                       1,206,432       4,414,018       (108,306)             5,512,144
                                                           ------------    ------------   ------------           ------------
Class R                                                              --       1,691,954             --              1,691,954
                                                           ------------    ------------   ------------           ------------
Institutional Class                                                  --         789,512             --                789,512
                                                           ------------    ------------   ------------           ------------

Class A:
   Net asset value per share                               $      12.64    $     13.40                           $      13.40
                                                           ------------    ------------                          ------------
   Offering price per share:
      (Net asset value of $12.64 / 94.50% - AIM
         Opportunities I Fund)
      (Net asset value of $13.40 / 94.50% - AIM Small
         Cap Equity Fund)                                  $      13.38    $     14.18                           $      14.18
                                                           ------------    ------------                          ------------
Class B:
   Net asset value and offering price per share            $      11.64    $     12.81                           $      12.81
                                                           ------------    ------------                          ------------
Class C:
   Net asset value and offering price per share            $      11.66    $     12.81                           $      12.81
                                                           ------------    ------------                          ------------
Class R:
   Net asset value and offering price per share            $         --    $     13.26                           $      13.26
                                                           ------------    ------------                          ------------
Institutional Class:
   Net asset value and offering price per share            $         --    $     13.52                           $      13.52
                                                           ------------    ------------                          ------------

* At June 30, 2006, securities with an aggregate value of $16,708,194 were on loan to brokers for AIM Small Cap Equity Fund.

**   See Note 2 Pro Forma Adjustments

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
           OF AIM OPPORTUNITIES I FUND INTO AIM SMALL CAP EQUITY FUND
                        FOR THE YEAR ENDED JUNE 30, 2006
                                   (Unaudited)

                                                                                                                  AIM SMALL
                                                               AIM              AIM                            CAP EQUITY FUND
                                                         OPPORTUNITIES I     SMALL CAP                            PRO FORMA
                                                               FUND         EQUITY FUND   ADJUSTMENTS     *       COMBINING
                                                         ---------------   ------------   ------------   ---   ---------------
INVESTMENT INCOME:
Dividends                                                  $ 4,245,945     $ 3,082,133    $(1,905,140)   (c)     $ 5,422,938
   (net of foreign withholding tax of $5,986 - AIM
      Opportunities I Fund)
   (net of foreign withholding tax of $0 - AIM Small
      Cap Equity Fund)
   (net of foreign withholding tax of $5,986 - Pro
      Forma Combining)
                                                           -----------     -----------    -----------            -----------
Dividends from affiliated money market funds                   429,443         380,376             --                809,819
   (including securities lending income of $0 - AIM
      Opportunities I Fund)
   (including securities lending income of $30,534 -
      AIM Small Cap Equity Fund)
   (including securities lending income of $30,534 -
      Pro Forma Combining)

Short stock rebates                                          2,321,966              --     (2,321,966)   (b)              --
Interest                                                         1,683              --             --                  1,683
                                                           -----------     -----------    -----------            -----------
      Total investment income                                6,999,037       3,462,509     (4,227,106)             6,234,440
                                                           -----------     -----------    -----------            -----------
EXPENSES:
Advisory fees                                                  726,199       3,787,937      1,364,254    (d)       5,878,390
Administrative services fees                                    76,565         142,497        (20,000)   (e)         199,062
Custodian fees                                                  48,447          43,027        (14,616)   (f)          76,858
Distribution fees:
   Class A                                                     367,812         570,554             --                938,366
   Class B                                                     805,294       1,353,313             --              2,158,607
   Class C                                                     182,814         578,797             --                761,611
   Class R                                                          --          94,543             --                 94,543
Dividends on short sales                                       792,489              --       (792,489)   (b)              --
Interest and line of credit fees                             3,078,424              --     (3,078,424)   (b)              --
Transfer agent fees--A, B, C & R                               650,898       1,662,418         (5,033)   (g)       2,308,283
Transfer agent fees--Institutional                                  --             381             --                    381
Trustees' and officer's fees and benefits                       21,170          29,074        (13,897)   (h)          36,347
Other                                                          242,261         380,215        (61,694)   (i)         560,782
                                                           -----------     -----------    -----------            -----------
      Total expenses                                         6,992,373       8,642,756     (2,621,899)            13,013,230
                                                           -----------     -----------    -----------            -----------
Less: Fees waived, expenses reimbursed and expense
      offset arrangements                                      (15,713)       (525,576)      (323,866)   (d)        (865,155)
                                                           -----------     -----------    -----------            -----------
      Net expenses                                           6,976,660       8,117,180     (2,945,765)            12,148,075
                                                           -----------     -----------    -----------            -----------
Net investment income (loss)                                    22,377      (4,654,671)    (1,281,341)            (5,913,635)
                                                           -----------     -----------    -----------            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
      SECURITIES, FOREIGN CURRENCIES AND SECURITIES
      SOLD SHORT:
Net realized gain (loss) from:
   Investment securities                                     8,986,717      67,196,174     (2,336,350)   (c)      73,846,541
      (includes gains from securites sold to
      affiliates of $2,820,435 - AIM Opportunities
      I Fund)
      (includes gains from securites sold to
      affiliates of $31,732 - AIM Small Cap Equity
      Fund)
      (includes gains from securites sold to
      affiliates of $2,852,167 - Pro Forma Combining)
   Foreign currencies                                           25,592              28             --                 25,620
   Securities sold short                                    (7,196,500)             --      7,196,500    (b)              --
                                                           -----------     -----------    -----------            -----------
                                                             1,815,809      67,196,202      4,860,150             73,872,161
                                                           -----------     -----------    -----------            -----------
Change in net unrealized appreciation (depreciation)
   of:
   Investment securities                                    16,297,099       5,869,126     (4,236,890)   (c)      17,929,335
   Foreign currencies                                          (55,556)             --             --                (55,556)
   Securities sold short                                       885,635              --       (885,635)   (b)              --
                                                           -----------     -----------    -----------            -----------
                                                            17,127,178       5,869,126     (5,122,525)            17,873,779
                                                           -----------     -----------    -----------            -----------
Net gain from investment securities, foreign
      currencies and securities sold short                  18,942,987      73,065,328       (262,375)            91,745,940
                                                           -----------     -----------    -----------            -----------
Net increase in net assets resulting from operations       $18,965,364     $68,410,657    $(1,543,716)           $85,832,305
                                                           ===========     ===========    ===========            ===========

*    See Note 2 Pro Forma Adjustments

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
           OF AIM OPPORTUNITIES I FUND INTO AIM SMALL CAP EQUITY FUND
                                  JUNE 30, 2006
                                   (UNAUDITED)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Plan") between AIM Small Cap Equity Fund ("Buying Fund") and AIM Opportunities I Fund ("Selling Fund") and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. Selling Fund and Buying Fund are both registered open-end management investment companies that issue their shares in separate series. The Plan would be accomplished by an exchange of shares of Buying Fund for the net assets of Selling Fund and the distribution of Buying Fund shares to Selling Fund shareholders. If the Plan were to have taken place at June 30, 2006, Selling Fund - Class A shareholders would have received 9,102,089 shares of Buying Fund - Class A shares, Selling Fund - Class B shareholders would have received 4,860,515 shares of Buying Fund - Class B shares and Selling Fund - Class C shareholders would have received 1,098,126 shares of Buying Fund - Class C shares.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The merger adjustments represent those adjustments needed to present the results of operations of the pro forma combined Buying Fund as if the proposed merger had taken effect on June 30, 2006. Actual results could differ from those estimates.

     The pro forma financial statements should be read in conjunction with the historical financial statements of Selling Fund and Buying Fund.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) With respect to the Pro Forma Statement of Assets and Liabilities as of June 30, 2006, Selling Fund is expected to sell securities valued at $54,000,000 and accordingly the value of the Selling Fund's investments and the payable for the loan outstanding have been reduced by $54,000,000. The Selling Fund's cost of securities has been reduced by $50,750,599 based on the proportion of borrowing to total investments at June 30, 2006. This does not reflect an estimate of the actual gains or losses expected to be realized as a result of the securities sold as the specific securities and value of those securities is not known at this time, but has been included to incorporate the concept that there will be a reduction in the costs of securities owned upon the liquidation of securities to raise cash for extinguishing the debt.

(b) For the 12 months ended June 30, 2006 Selling Fund engaged in short selling (uncovered short positions) and borrowing for the purposes of making additional investments; two strategies that the Buying Fund is restricted from engaging in. Therefore, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations have been adjusted to eliminate the estimated effects of these strategies as of June 30, 2006 and for the 12 months ended June 30, 2006, respectively.

(c) During the 12 months ended June 30, 2006, the Selling Fund had average borrowings of approximately 26% as a percentage of total investments, according the dividend income, realized gains and the change in unrealized appreciation in the Pro Forma Combining Statement of Operations have been reduced by 26% to eliminate the estimated effects of the borrowings on the results of operations. This is an estimate of the effects on the results of operations based on the relative amount of borrowings.

(d) Under the terms of the investment advisory contract of Buying Fund, the advisory fees based on pro forma combined assets for the year ended June 30, 2006 are $5,878,390. The advisory fees were adjusted to reflect the advisory fee rates in effect for Buying Fund. Correspondingly, advisory fee waivers have been adjusted to reflect the contractual agreement by the advisor to waive advisory fees for the period January 1, 2005 through December 31, 2009 as part of its settlement with the Attorney General of New York. The advisory fees will not exceed the following annual rates applied to the average daily net assets of the
Fund: 0.745% of the first $250 million; 0.73% of the next $250 million; 0.715% of the next $500 million; 0.70% of the next $1.5 billion; 0.685% of the next $2.5 billion; 0.67% of the next $2.5 billion; 0.655% of the next $2.5 billion and 0.64% of the excess over $10 billion.

(e) Pursuant to the master administrative services agreement for Buying Fund, fees paid on pro forma combined assets for the year ended June 30, 2006 are $199,062. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for Buying Fund.

(f) Custodian fees were reduced by $14,616 to reflect the transaction costs on the pro forma combined assets for the year ended June 30, 2006.

(g) Transfer agency fees were restated to reflect the pro forma combined number of open accounts under the terms of the transfer agency agreement of Buying Fund. The effect of this restatement is to reduce transfer agency fees on a pro forma basis by $5,033 for Class A, Class B, Class C and Class R and Investor class shares.

(h) Trustees' and Officer's fees and benefits were reduced by $13,897 to eliminate the effects of duplicative fixed costs of retainer and meeting fees.

(i) Other Expenses were reduced by $61,694 to eliminate the effects of duplicative fixed costs of production of reports to shareholders and professional services fees.

NOTE 3 - REORGANIZATION COSTS

Selling Fund is expected to incur an estimated $177,000 in reorganization costs. These costs represent the estimated non recurring expense of Selling Fund carrying out their obligations under the Plans and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations. The reorganization costs related to Selling Fund are estimated to be $177,000 and AIM has agreed to pay 100% of these costs. Buying Fund is expected to incur approximately $30,000 of expenses in connection with the Reorganization and will bear all of those costs and expenses.

NOTE 4 - SECURITY VALUATION POLICY

Securities, including restricted securities, are valued according to the following policy for Selling Fund and Buying Fund.

     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

NOTE 5 - FEDERAL INCOME TAXES

The Selling Fund and the Buying Fund intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the pro forma financial statements.

AIM INVESTMENTS LOGO

                           AIM OPPORTUNITIES II FUND,
                 A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173


                                                                January 31, 2007


Dear Shareholder:

     We are seeking your approval of an Agreement and Plan of Reorganization (the "Agreement") that provides for the sale of the assets of AIM Opportunities II Fund (the "Fund") to AIM Select Equity Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

     A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Special Opportunities Funds, conducted a review of its funds and concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, for consolidation. The attached Proxy Statement and Prospectus seeks your approval of the combination of your Fund with Buying Fund.

     As more fully described in the attached Proxy Statement and Prospectus, AIM recommended, and your Board of Trustees approved, that another fund also be consolidated with Buying Fund. The proposed combination of your Fund into Buying Fund is not contingent on that other transaction occurring.

     The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees of AIM Special Opportunities Funds has approved the proposed combination. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote.

                                        Sincerely,



   [YOUR GOALS. OUR SOLUTIONS.]            [AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--                    --Registered Trademark--

                                        -s- Philip A. Taylor
                                        Philip A. Taylor
                                        President

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--

                           AIM OPPORTUNITIES III FUND,
                 A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173


                                                                January 31, 2007


Dear Shareholder:

     We are seeking your approval of an Agreement and Plan of Reorganization (the "Agreement") that provides for the sale of the assets of AIM Opportunities III Fund (the "Fund") to AIM Select Equity Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

     A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Special Opportunities Funds, conducted a review of its funds and concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, for consolidation. The attached Proxy Statement and Prospectus seeks your approval of the combination of your Fund with Buying Fund.

     As more fully described in the attached Proxy Statement and Prospectus, AIM recommended, and your Board of Trustees approved, that another fund also be consolidated with Buying Fund. The proposed combination of your Fund into Buying Fund is not contingent on that other transaction occurring.

     The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

     After careful consideration, the Board of Trustees of AIM Special Opportunities Funds has approved the proposed combination. They recommend that you vote FOR the proposal.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote.

                                        Sincerely,

                                        -s- Philip A. Taylor
                                        Philip A. Taylor
                                        President

                           AIM OPPORTUNITIES II FUND,
                 A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2007

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Opportunities II Fund (the "Fund"), an investment portfolio of AIM Special Opportunities Funds ("Trust"), will be transferred to AIM Select Equity Fund ("Buying Fund"), an investment portfolio of AIM Funds Group ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on March 15, 2007 at 3:00 p.m., Central Time.


     Shareholders of record as of the close of business on January 22, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.


     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                        -s- John M. Zerr
                                        John M. Zerr
                                        Secretary


January 31, 2007

                           AIM OPPORTUNITIES III FUND,
                 A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2007

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Opportunities III Fund (the "Fund"), an investment portfolio of AIM Special Opportunities Funds ("Trust"), will be transferred to AIM Select Equity Fund ("Buying Fund"), an investment portfolio of AIM Funds Group ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on March 15, 2007 at 3:00 p.m., Central Time.


     Shareholders of record as of the close of business on January 22, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.


     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                        -s- John M. Zerr
                                        John M. Zerr
                                        Secretary


January 31, 2007


      AIM OPPORTUNITIES II FUND,               AIM OPPORTUNITIES III FUND,
            A PORTFOLIO OF                           A PORTFOLIO OF
    AIM SPECIAL OPPORTUNITIES FUNDS          AIM SPECIAL OPPORTUNITIES FUNDS
     11 GREENWAY PLAZA, SUITE 100             11 GREENWAY PLAZA, SUITE 100
       HOUSTON, TEXAS 77046-1173                HOUSTON, TEXAS 77046-1173
            (800) 959-4246                           (800) 959-4246


                             AIM SELECT EQUITY FUND,
                                 A PORTFOLIO OF
                                 AIM FUNDS GROUP
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (800) 959-4246


                     COMBINED PROXY STATEMENT AND PROSPECTUS
                                JANUARY 31, 2007



     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the special meeting of shareholders of AIM Opportunities II Fund, an investment portfolio of AIM Special Opportunities Funds ("Trust"), a Delaware statutory trust (the "Opportunities II Fund Special Meeting") and the special meeting of shareholders of AIM Opportunities III Fund, also an investment portfolio of Trust (the "Opportunities III Fund Special Meeting" and, together with the Opportunities II Fund Special Meeting, the "Special Meetings"). The Special Meetings will be held on March 15, 2007 at 3:00 p.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meetings of Shareholders and the enclosed proxy card on or about January 31, 2007 to all shareholders entitled to vote at the Special Meetings.


     At the Opportunities II Fund Special Meeting, we are asking shareholders of AIM Opportunities II Fund ("Opportunities II Fund") to consider and approve an Agreement and Plan of Reorganization (the "Opportunities II Fund Agreement") that provides for the reorganization of Opportunities II Fund, an investment portfolio of Trust, with AIM Select Equity Fund ("Buying Fund"), an investment portfolio of AIM Funds Group ("Buyer") (the "Opportunities II Fund Reorganization").

     At the Opportunities III Fund Special Meeting, we are asking shareholders of AIM Opportunities III Fund ("Opportunities III Fund") to consider and approve an Agreement and Plan of Reorganization (the "Opportunities III Fund Agreement" and, together with the Opportunities II Fund Agreement, the "Agreements") that provides for the reorganization of Opportunities III Fund, an investment portfolio of Trust, with Buying Fund (the "Opportunities III Fund Reorganization" and, together with the Opportunities II Fund Reorganization, the "Reorganizations").

     This Proxy Statement/Prospectus includes information regarding both Reorganizations. We have included the request for approval of both Reorganizations in one Proxy Statement/Prospectus because we are proposing that each of Opportunities II Fund and Opportunities III Fund (each, a "Selling Fund" and together, the "Selling Funds") be combined with Buying Fund. Consummation of the Opportunities II Fund Reorganization is not conditioned on consummation of the Opportunities III Fund Reorganization. Consummation of the Opportunities III Fund Reorganization, is not conditioned on consummation of the Opportunities II Fund Reorganization.

     Under the respective Agreements, all of the assets of each Selling Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of each Selling Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of each Selling Fund, as set forth on Exhibit A.

     The value of each Selling Fund shareholder's account with Buying Fund immediately after each of the Reorganizations will be the same as the value of such Selling Fund shareholder's account immediately prior to each of the Reorganizations. The Reorganizations have been structured as tax-free transactions. No sales charges will be imposed in connection with the Reorganizations.

     The Board of Trustees of Trust (the "Board") has approved the Agreements and the Reorganizations as being advisable and in the best interests of each of the Selling Funds.

     Trust and Buyer are both registered open-end management investment companies that issue their shares in separate series. Each Selling Fund is a series of Trust and Buying Fund is a series of Buyer. A I M Advisors, Inc. ("AIM") serves as the investment advisor to each Selling Fund and Buying Fund. AIM is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     Buying Fund and each Selling Fund have identical investment objectives. All three funds seek to provide long-term growth of capital. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that shareholders of each Selling Fund should know before voting on the Agreements. It is both the Proxy Statement of each Selling Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.


     The Prospectus of Opportunities II Fund dated February 28, 2006, as supplemented (the "Opportunities II Fund Prospectus"), together with the related Statement of Additional Information dated February 28, 2006, as supplemented, and the Prospectus of Opportunities III Fund dated February 28, 2006, as supplemented (the "Opportunities III Fund Prospectus" and, together with the Opportunities II Fund Prospectus, the "Selling Fund Prospectuses"), together with the related Statement of Additional Information dated February 28, 2006, as supplemented, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectuses are incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated April 24, 2006, as supplemented, (the "Buying Fund Prospectus"), the related Statement of Additional Information dated April 24, 2006, as supplemented, and the Statement of Additional Information relating to the Reorganizations dated January 31, 2007, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix III to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganizations dated January 31, 2007, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buying Fund.


     Copies of the Prospectuses of Buying Fund and each Selling Fund and the related Statements of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about each Selling Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     Trust has previously sent to shareholders the most recent annual report for your respective Selling Fund, including financial statements, and the most recent semi-annual report succeeding the annual report, if any. If you have not received such reports or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Such reports will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                               EXCHANGE COMMISSION
   NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR
                             ADEQUACY OF THIS PROXY
 STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




                                                                           PAGE
                                                                           ----


INTRODUCTION............................................................     1
SUMMARY.................................................................     1
  The Reorganizations...................................................     1
  Comparison of Fees and Expenses.......................................    10
  Comparison of Performance.............................................     4
  Comparison of Investment Objectives and Principal Strategies..........     1
  Comparison of Multiple Class Structures...............................    23
  Comparison of Sales Charges...........................................    23
  Comparison of Distribution and Purchase and Redemption Procedures.....    24
  The Board's Recommendation............................................    24
RISK FACTORS............................................................    25
  Risks Associated with Buying Fund.....................................    25
  Comparison of Risks of Buying Fund and Each Selling Fund..............    25
INFORMATION ABOUT BUYING FUND...........................................    25
  Description of Buying Fund Shares.....................................    25
  Management's Discussion of Fund Performance...........................    26
  Financial Highlights..................................................    26
ADDITIONAL INFORMATION ABOUT THE AGREEMENTS.............................    26
  Terms of the Reorganizations..........................................    26
  The Reorganizations...................................................    26
  Board Considerations..................................................    27
  Other Terms...........................................................    32
  Federal Income Tax Consequences.......................................    33
  Accounting Treatment..................................................    33
RIGHTS OF SHAREHOLDERS..................................................    33
CAPITALIZATION..........................................................    34
LEGAL MATTERS...........................................................    36
ADDITIONAL INFORMATION ABOUT BUYING FUND AND SELLING FUNDS..............    36
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION...........    36
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING........................    37
  Proxy Statement/Prospectus............................................    37
  Time and Place of Special Meetings....................................    37
  Voting in Person......................................................    37
  Voting by Proxy.......................................................    37
  Vote Necessary to Approve Each Proposal...............................    38
  Proxy Solicitation....................................................    38
  Other Matters.........................................................    38
  Ownership of Shares...................................................    38
  Security Ownership of Management and Trustees.........................    39


EXHIBIT A... Classes of Shares of Each Selling Fund and Corresponding Classes of
                                                           Shares of Buying Fund
EXHIBIT B.. Shares Outstanding of Each Class of Each Selling Fund on Record Date
EXHIBIT C.............................. Ownership of Shares of Each Selling Fund
EXHIBIT D.................................... Ownership of Shares of Buying Fund
APPENDIX I....... Agreement and Plan of Reorganization for Opportunities II Fund
APPENDIX II..... Agreement and Plan of Reorganization for Opportunities III Fund
APPENDIX III.......................................... Prospectus of Buying Fund
APPENDIX IV............................ Discussion of Performance of Buying Fund
APPENDIX V.................................. Financial Highlights of Buying Fund


     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     AIM continuously analyzes and reviews its U.S. mutual fund offerings. As part of its review, AIM concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies. AIM believes that the shareholders of each Selling Fund will benefit from the proposed Reorganizations because the combination of the funds will allow Buying Fund the best available opportunities for investment management and potential operating efficiencies.

                                     SUMMARY

     The Board, including the independent trustees, has determined that the Reorganizations are advisable and in the best interests of each Selling Fund and that the interests of the shareholders of each Selling Fund will not be diluted as a result of the Reorganizations. The Selling Funds and Buying Fund have identical investment objectives and are managed by the same portfolio team. Each of the Selling Funds and Buying Fund also utilize similar investment strategies, although, as noted below, Buying Fund does not utilize short selling or leverage as investment techniques. The Board believes that a larger combined fund should have greater market presence and may achieve greater operating efficiencies because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund. In addition, the total annual operating expenses of the combined fund are expected to be lower than the current total annual operating expenses of each Selling Fund. For additional information concerning the factors the Board considered in approving the Agreements, see "Additional Information About the Agreements -- Board Considerations."

     The following summary discusses some of the key features of the Reorganizations and highlights certain differences between each Selling Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreements. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATIONS

     The Reorganizations will result in the combination of each Selling Fund with Buying Fund. Each Selling Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, also a Delaware statutory trust.

     If shareholders of each Selling Fund approve the Agreements and other closing conditions are satisfied, all of the assets of each Selling Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of each Selling Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of each Selling Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreements -- Other Terms."

     The shares of Buying Fund issued in the Reorganizations will have an aggregate net asset value equal to the net value of the assets of each Selling Fund transferred to Buying Fund. The value of Buying Fund shares attributable to each Shareholder immediately after and as a result of each of the Reorganizations will be the same as the value of each Selling Fund share attributable to each Shareholder immediately prior to each of the Reorganizations. A copy of the Opportunities II Fund Agreement is attached as Appendix I to this Proxy Statement/Prospectus and a copy of the Opportunities III Fund Agreement is attached as Appendix II to this Proxy Statement/Prospectus. See "Additional Information About the Agreements."

     Trust and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganizations will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganizations. See "Additional Information About the Agreements -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganizations.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     The Selling Funds and Buying Fund have identical investment objectives and invest in similar types of securities, although Buying Fund, unlike the Selling Funds, is not permitted to sell securities short or to utilize leverage. All three funds seek long-term growth of capital and normally focus their investments in equity securities. However, Opportunities II Fund invests in small and medium-sized growth companies and Opportunities III Fund invests in large-sized growth companies, while Buying Fund may invest without regard to capitalization.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of each Selling Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of each Selling Fund and Buying Fund in the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively.


   AIM OPPORTUNITIES II FUND       AIM OPPORTUNITIES III FUND         AIM SELECT EQUITY FUND
        (SELLING FUND)                   (SELLING FUND)                    (BUYING FUND)
   -------------------------       --------------------------         ----------------------


                                      INVESTMENT OBJECTIVES
                                 - Long-term growth of capital    - Long-term growth of capital
- Long-term growth of capital
                                      INVESTMENT STRATEGIES
                                 - Focuses its investments in     - Invests, normally, at least
- Focuses its investments in       equity securities, or            80% of its assets in equity
  equity securities, or            securities convertible into      securities, including
  securities convertible into      equity securities, of            convertible securities, with
  equity securities, of            companies with market            prospects for above-average
  companies with market            capitalizations, at the time     market returns, without
  capitalizations, at the time     of purchase, within the          regard to market
  of purchase, within the          range of market                  capitalization.
  range of market                  capitalizations of companies
  capitalizations of companies     included in the Standard &
  included in the Standard &       Poor's 500 Index; however,
  Poor's MidCap 400 Index;         the fund may also invest in
  however, the fund may also       companies with market
  invest in companies with         capitalizations below the
  market capitalizations above     range of those included in
  the range of those included      the Standard & Poor's 500
  in the Standard & Poor's         Index.
  MidCap 400 Index.
                                 - May sell put and covered       - No corresponding strategy.
- May sell put and covered         call options and purchase
  call options and purchase        put and call options on
  put and call options on          securities, securities
  securities, securities           indices and foreign
  indices and foreign              currencies.
  currencies.
                                 - The portfolio managers use a   - The fund's portfolio manager
- The portfolio managers use a     multi-step, quantitatively       focuses on companies
  multi-step, quantitatively       oriented process to              that:(1) have experienced
  oriented process to              construct the fund's             above-average, long-term
  construct the fund's             portfolio. They first use        growth in earnings;(2) have
  portfolio. They first use        computer models to screen a      excellent prospects for
  computer models to screen a      large universe of primarily      future growth;(3) are
  large universe of primarily      domestic stocks and identify     undervalued relative to the
  domestic stocks and identify     a group of eligible stocks       company's assets, or the
  a group of eligible stocks       within that universe. The        equity markets generally.
  within that universe. The        quantitative analysis            The fund's portfolio manager
  quantitative analysis            screens for various factors,     considers whether to sell a
  screens for various factors,     including growth/stability       particular security when any
  including growth/stability       of earnings, valuation,          of these factors materially
  of earnings, valuation,          profitability, financial         changes. The fund generally
  profitability, financial         strength and stock price         expects to diversify the
  strength and stock price         volatility. The portfolio        strategies that it
  volatility. The portfolio

   AIM OPPORTUNITIES II FUND       AIM OPPORTUNITIES III FUND         AIM SELECT EQUITY FUND
        (SELLING FUND)                   (SELLING FUND)                    (BUYING FUND)
   -------------------------       --------------------------         ----------------------

  managers then perform risk       managers then perform risk       will employ in seeking to
  and transaction cost             and transaction cost             achieve its objective by
  analyses on the stocks that      analyses on the stocks that      following AIM's growth,
  were previously identified.      were previously identified.      growth at a reasonable price
  When selecting stocks for        When selecting stocks for        (GARP), and value investment
  the fund, the portfolio          the fund, the portfolio          disciplines. The fund
  managers seek to neutralize      managers seek to neutralize      anticipates allocating a
  the effects of certain           the effects of certain           significant portion of its
  macroeconomic and market         macroeconomic and market         assets, generally in
  factors in an effort to          factors in an effort to          approximately equal amounts,
  lower the volatility of the      lower the volatility of the      among those investment
  fund's returns. Finally, the     fund's returns. Finally, the     disciplines.
  portfolio managers conduct a     portfolio managers conduct a
  qualitative analysis of the      qualitative analysis of the
  stocks selected for the          stocks selected for the
  fund's portfolio to confirm      fund's portfolio to confirm
  the results of the               the results of the
  quantitative analysis. The       quantitative analysis. The
  portfolio managers consider      portfolio managers consider
  whether to sell a particular     whether to sell a particular
  security when the company no     security when the company no
  longer exhibits                  longer exhibits
  characteristics that drive       characteristics that drive
  performance or when the          performance or when the
  stock adds too much marginal     stock adds too much marginal
  risk to the fund's               risk to the fund's
  portfolio. The portfolio         portfolio. The portfolio
  managers consider whether to     managers consider whether to
  sell a security short when       sell a security short when
  the company exhibits             the company exhibits
  characteristics that drive       characteristics that drive
  poor performance, and when a     poor performance, and when a
  short position in the            short position in the
  security would complement        security would complement
  the risk profile of the          the risk profile of the
  portfolio.                       portfolio.

- The fund is non-diversified,   - The fund is non-diversified,   - The fund is diversified
  therefore, it can invest a       therefore, it can invest a
  greater percentage of its        greater percentage of its
  assets in any one issuer         assets in any one issuer
  than a diversified fund can.     than a diversified fund can.

- The fund may sell securities   - The fund may sell securities   - No corresponding strategy
  short ('short selling"),         short ('short selling"),
  without holding                  without holding
  corresponding long positions     corresponding long positions

- The fund may utilize bank      - The fund may utilize bank      - No corresponding strategy
  borrowings ('leverage") to       borrowings ('leverage") to
  purchase securities              purchase securities

- May invest up to 25% of its    - May invest up to 25% of its    - May invest up to 25% of its
  total assets in foreign          total assets in foreign          total assets in foreign
  securities                       securities                       securities

COMPARISON OF PERFORMANCE

     Bar charts showing the annual total returns for calendar years ended December 31, 2005 for Class A shares of each Selling Fund and Buying Fund can be found below. Also included below are tables showing the average annual total returns for the periods indicated for each Selling Fund and Buying Fund. For more information regarding the total return of each Selling Fund, see the "Financial Highlights" section of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

  OPPORTUNITIES II FUND (SELLING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in Opportunities II Fund. Opportunities II Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


     The following bar chart shows changes in the performance of Opportunities II Fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Opportunities II Fund's returns include an adjustment for a one time payment to Opportunities II Fund by AIM. Had this payment to Opportunities II Fund not been made, the returns would have been lower.


                                   (BAR CHART)




YEARS
-----


1999....................  125.55%
2000....................   10.10%
2001....................  -22.27%
2002....................  -19.94%
2003....................   29.56%
2004....................    7.29%
2005....................   10.50%
2006....................   12.02%



     During the periods shown in the bar chart, the highest quarterly return was 31.44% (quarter ended December 31, 1999) and the lowest quarterly return was (19.07)% (quarter ended March 31, 2001).

     The following performance table compares the Opportunities II Fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The Opportunities II Fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS(2)



                                                                  SINCE
(FOR THE PERIODS ENDED DECEMBER 31, 2006)  1 YEAR   5 YEARS   INCEPTION(1)   INCEPTION DATE
-----------------------------------------  ------   -------   ------------   --------------


CLASS A..................................                                        12/30/98
  Return Before Taxes....................    5.86%    5.41%       12.21%
  Return After Taxes on Distributions....    5.86     5.41        11.67
  Return After Taxes on Distributions and
     Sale of Fund Shares.................    3.81     4.67        10.49
CLASS B..................................                                        11/12/99
  Return Before Taxes....................    6.24     5.57         3.56
CLASS C..................................                                        11/12/99
  Return Before Taxes....................   10.24     5.89         3.56
S&P 500 Index(2).........................   15.78     6.19        3.425         12/31/985
S&P MidCap 400 Index(2)(3)...............   10.32    10.89       10.655         12/31/985
Lipper Mid-Cap Core Funds Index(2)(4)....   13.44    10.10        9.695         12/31/985



--------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary. Opportunities II Fund's returns include an adjustment for a one time payment to Opportunities II Fund by AIM. Had this payment to Opportunities II Fund not been made, the returns would have been lower.


   (1) Opportunities II Fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs). There can be no assurance that the Opportunities II Fund will have favorable IPO investment opportunities in the future.

   (2) The Standard & Poor's 500 index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The Opportunities II Fund has also included the Standard & Poor's MidCap 400 Index, which the Opportunities II Fund believes more closely reflects the performance of the securities in which the Opportunities II Fund invests. In addition, the Opportunities II Fund has included the Lipper Mid-Cap Core Fund Index (which may or may not include the Opportunities II Fund) for comparison to a peer group.

   (3) The Standard & Poor's MidCap 400 Index measures the performance of 400 domestic midcap companies and is a benchmark of midcap stock price movement in the U.S.

   (4) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index. In conjunction with the fund's management team change on May 23, 2005, and the corresponding change in the fund's investment style from value to core, the Opportunities II Fund has elected to use the Lipper Mid-Cap Core Fund Index to represent its peer group rather than the Lipper Mid-Cap Value

       Fund Index. The Lipper Mid-Cap Core Fund Index more closely reflects the performance of the types of securities in which the fund invests.

   (5) The average annual total return given is since the month-end closest to the inception date of the Opportunities II Fund class with the longest performance history.

  OPPORTUNITIES III FUND (SELLING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in Opportunities III Fund. Opportunities III Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


     The following bar chart shows changes in the performance of Opportunities III Fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Opportunities III Fund's returns include an adjustment for a one time payment to Opportunities III Fund by AIM. Had this payment to Opportunities II Fund not been made, the returns would have been lower..


                                   (BAR CHART)


YEARS
-----


2000....................   30.86%
2001....................  -26.61%
2002....................  -25.97%
2003....................   21.30%
2004....................    0.96%
2005....................    4.50%
2006....................   15.44%


     During the periods shown in the bar chart, the highest quarterly return was 28.00% (quarter ended March 31, 2000) and the lowest quarterly return was (17.12%) (quarter ended September 30, 2001).

     The following performance table compares the Opportunities III Fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The Opportunities III Fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS



                                                                 SINCE
(FOR THE PERIODS ENDED DECEMBER 31, 2006)   1 YEAR   5 YEARS   INCEPTION   INCEPTION DATE
-----------------------------------------   ------   -------   ---------   --------------


CLASS A...................................                                    12/30/99
  Return Before Taxes.....................    9.12%    0.67%     (0.10)%
  Return After Taxes on Distributions.....    9.12     0.66      (0.24)
  Return After Taxes on Distributions and
     Sale of Fund Shares..................    5.93     0.57      (0.15)
CLASS B...................................                                    03/31/00
  Return Before Taxes.....................    9.61     0.72      (3.56)
CLASS C...................................                                    03/31/00
  Return Before Taxes.....................   13.49     1.11      (3.58)
S&P 500 Index(1)..........................   15.78     6.19       1.12(3)     12/31/99(3)
Lipper Large-Cap Core Funds Index(1)(2)...   13.39     5.00       0.43(3)     12/31/99(3)



--------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary. Opportunities III Fund's returns include an adjustment for a one time payment to Opportunities III Fund by AIM. Had this payment to Opportunities II Fund not been made, the returns would have been lower.


   (1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. In addition, the Opportunities III Fund has included the Lipper Large-Cap Core Fund Index (which may or may not include the Opportunities III Fund) for comparison to a peer group.

   (2) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 Index. In conjunction with the fund's management team change on May 23, 2005, and the corresponding change in the fund's investment style from value to core, the fund has elected to use the Lipper Large-Cap Core Fund Index to represent its peer group rather than the Lipper Large-Cap Value Fund Index. The Lipper Large-Cap Core Fund Index more closely reflects the performance of the types of securities in which the fund invests.

   (3) The average annual total return given is since the month-end closest to the inception date of the Opportunities III Fund class with the longest performance history.

  SELECT EQUITY FUND (BUYING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in Buying Fund. Buying Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of Buying Fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                      LOGO


YEARS
-----


1996....   18.61%
1997....   19.54%
1998....   27.09%
1999....   41.48%
2000....   -1.77%
2001....  -25.64%
2002....  -29.59%
2003....   29.49%
2004....   13.87%
2005....    5.10%
2006....   13.75%



     During the periods shown in the bar chart, the highest quarterly return was 30.49% (quarter ended December 31, 1999) and the lowest quarterly return was (26.14%) (quarter ended March 31, 2001).


     The following performance table compares the Buying Fund Fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The Buying Fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS




(FOR THE PERIODS ENDED DECEMBER                                       SINCE
31, 2006)                           1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)   INCEPTION DATE
-------------------------------     ------   -------   --------   ------------   --------------


CLASS A...........................                                                  12/04/67
  Return Before Taxes.............    7.49%    3.24%     6.30%
  Return After Taxes on
     Distributions................    7.49     3.24      5.59
  Return After Taxes on
  Distributions and Sale of Fund
     Shares.......................    4.87     2.78      5.25
CLASS B...........................                                                  09/01/93
  Return Before Taxes.............    7.88     3.28      6.24
CLASS C...........................                                                  08/04/97
  Return Before Taxes.............   11.90     3.63                   4.12%
S&P 500 Index(2)..................   15.78     6.19      8.42
Russell 3000(R) Index(3)..........   15.72     7.17      8.64
Lipper Multi-Cap Core Fund
  Index(4)........................   14.14     7.37      8.34

--------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

   (1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

   (2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. Buying Fund has also included the Russell 3000(R) Index, which Buying Fund believes more closely reflects the performance of the types of securities in which Buying Fund invests. In addition, the Lipper Multi-Cap Core Fund Index (which may or may not include Buying Fund) is included for comparison to a peer group.

   (3) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies and is regarded as the standard for measuring U.S. stock market performance.

   (4) The Lipper Multi-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi Cap Core classification. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 Index. The S&P SuperComposite 1500 Index is a market cap weighted index made up of 1,500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-,mid-, and large-cap markets.

COMPARISON OF FEES AND EXPENSES

  FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B and Class C shares of each Selling Fund and Class A, Class B and Class C shares of Buying Fund. Pro Forma Combined Expense Ratios of Buying Fund giving effect to the Reorganizations are also provided. There is no guarantee that actual expenses will be the same as those shown in this table.



                                              AIM OPPORTUNITIES II FUND     AIM OPPORTUNITIES III FUND
                                                     SELLING FUND                  SELLING FUND
                                                (10/31/06 AS RESTATED)        (10/31/06 AS RESTATED)
                                             ---------------------------   ---------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                             -------   -------   -------   -------   -------   -------


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on
  Purchase (as a percentage of offering
  price)...................................     5.50%    None      None       5.50%    None      None
Maximum Deferred Sales Charge (as a
  percentage of original purchase price or
  redemption proceeds, as applicable)......   None(1)    5.00%     1.00%    None(1)    5.00%     1.00%
ANNUAL FUND OPERATING EXPENSES (expenses
  that are deducted from fund assets)
  Management Fees(2)(3)....................     0.77%    0.77%     0.77%      0.95%    0.95%     0.95%
Distribution and/or Service (12b-1) Fees...     0.25%    1.00%     1.00%      0.25%    1.00%     1.00%
  Other -- Miscellaneous Expenses(4)(5)....     0.49%    0.49%     0.49%      0.64%    0.64%     0.64%
  Other -- Expenses Attributable to
     Securities Sold Short(6)..............     0.68%    0.68%     0.68%      0.53%    0.53%     0.53%
  Other -- Interest Expenses...............     1.33%    1.33%     1.33%      1.34%    1.34%     1.34%
Total Other Expenses.......................     2.50%    2.50%     2.50%      2.51%    2.51%     2.51%
Total Annual Fund Operating Expenses.......     3.52%    4.27%     4.27%      3.71%    4.46%     4.46%
Fee Waiver(3)(7)...........................     0.12%    0.12%     0.12%      0.14%    0.14%     0.14%
Net Annual Fund Operating Expenses.........     3.40%    4.15%     4.15%      3.57%    4.32%     4.32%

                                                                              AIM SELECT EQUITY FUND
                                                AIM SELECT EQUITY FUND             BUYING FUND
                                                     BUYING FUND                PRO FORMA COMBINED
                                                      (12/31/05)                    (12/31/05)
                                             ---------------------------   ---------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                             -------   -------   -------   -------   -------   -------


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on
  Purchase (as a percentage of offering
  price)...................................     5.50%    None      None       5.50%    None      None
Maximum Deferred Sales Charge (as a
  percentage of original purchase price or
  redemption proceeds, as applicable)......   None(1)    5.00%     1.00%    None(1)    5.00%     1.00%
ANNUAL FUND OPERATING EXPENSES (expenses
  that are deducted from fund assets)
  Management Fees(2)(3)....................     0.69%    0.69%     0.69%      0.67%    0.67%     0.67%
Distribution and/or Service (12b-1) Fees...     0.25%    1.00%     1.00%      0.25%    1.00%     1.00%
  Other -- Miscellaneous Expenses(4)(5)....     0.46%    0.46%     0.46%      0.44%    0.44%     0.44%
  Other -- Expenses Attributable to
     Securities Sold Short(6)..............       --       --        --         --       --        --
  Other -- Interest Expenses...............       --       --        --         --       --        --
Total Other Expenses.......................     0.46%    0.46%     0.46%      0.44%    0.44%     0.44%
Total Annual Fund Operating Expenses.......     1.40%    2.15%     2.15%      1.36%    2.11%     2.11%
Fee Waiver(3)(7)...........................       --       --        --         --       --        --
Net Annual Fund Operating Expenses.........     1.40%    2.15%     2.15%      1.36%    2.11%     2.11%



--------

   (1) A contingent deferred sales charge may apply in some cases.


   (2) AIM Opportunities II Fund and AIM Opportunities III Fund pays the advisor a performance-based management fee, and Management Fees have been restated to reflect the methodology currently used by the advisor to calculate the performance-based management fee payable by AIM Opportunities II Fund and AIM Opportunities III Fund. The base management fee for AIM Opportunities II Fund and AIM Opportunities III Fund is 1.50%, annualized, of AIM Opportunities II Fund's and AIM Opportunities III Fund's average daily net assets during the current month. This fee is subject to a monthly performance adjustment upward or downward of up to 1.00%, annualized, of AIM Opportunities II Fund's and AIM Opportunities III Fund's average daily net assets during a rolling 12 month performance period, depending on AIM Opportunities II Fund's and AIM Opportunities III Fund's performance compared to the performance of the S&P MidCap 400 Index and S&P 500 Index, respectively, during such performance period. The total management fee payable by AIM Opportunities II Fund and AIM Opportunities III Fund is not susceptible to estimation because it depends upon the future relative performance of AIM Opportunities II Fund and AIM Opportunities III Fund and the S&P MidCap 400 Index, and S&P 500 Index, respectively, as well as changes in AIM Opportunities II Fund's and AIM Opportunities III Fund's average daily net assets over the relevant periods, respectively. See the section of this proxy entitled "Summary -- Comparison of Fees and Expenses -- Advisory Fees" for additional information about the calculation of AIM Opportunities II Fund and AIM Opportunities III Fund's management fee.

   (3) The advisor for AIM Opportunities II Fund and AIM Opportunities III Fund has contractually agreed to waive management fees monthly through at least June 30, 2008 to the extent necessary such that the management fee the advisor receives does not exceed a base management fee of 1.00%, annualized, of AIM Opportunities II Fund's and AIM Opportunities III Fund's average daily net assets, respectively, during the current month, subject to a monthly performance adjustment upward or downward of up to 0.50%, annualized, of AIM Opportunities II Fund and AIM Opportunities III Fund's average daily net assets, respectively, during a rolling 12 month performance period (depending on AIM Opportunities II Fund's and AIM Opportunities III Fund's performance compared to the performance of the S&P MidCap 400 Index and S&P 500 Index, respectively, during such performance period). In addition, under this agreement the maximum management fee payable monthly by AIM Opportunities II Fund and AIM Opportunities III Fund (consisting of the base management fee, as adjusted by the performance adjustment) will not exceed 1.50% of AIM Opportunities II Fund's and AIM Opportunities III Fund's average daily net assets, respectively, during the fiscal year. Fee Waivers have been restated to reflect the methodology currently used by the advisor to calculate the applicable waiver amount under this agreement.



   (4) Includes acquired fund fees and expenses which are less than 0.01%. Acquired fund fees and expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the acquired fund fees and expenses is included in the total returns of the fund.



   (5) AIM Opportunities II Fund is estimated to incur $120,000 of expenses in connection with the reorganization of which AIM will pay 100%. AIM Opportunities III Fund is estimated to incur $97,000 of expenses in connection with the reorganization of which AIM will pay 100%. The Buying Fund is estimated to incur $30,000 of expenses in connection with the reorganization and will bear all of those costs and expenses. These reorganization expenses have not been reflected in the table above.



   (6) When AIM Opportunities II Fund and AIM Opportunities III Fund borrows a security to make a short sale, the fund has to pay the lender of the security the value of any dividends earned on the borrowed security ("dividend-substitute payments"). These dividend-substitute payments are investment related expenses of the fund.



   (7) Effective January 1, 2005 through at least June 30, 2007, the advisor for Buying Fund has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, which fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion.)

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of each Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganizations of the Selling Funds into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


     You would pay the following expenses if you redeemed your shares:




                                                 ONE    THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----   ------   ------   ------


AIM OPPORTUNITIES II FUND (SELLING FUND)
Class A.......................................  $874   $1,560   $2,266   $4,126
Class B.......................................   917    1,584    2,365    4,267(1)
Class C.......................................   517    1,284    2,165    4,422
AIM OPPORTUNITIES III FUND (SELLING FUND)
Class A.......................................  $890   $1,610   $2,349   $4,282
Class B.......................................   933    1,636    2,449    4,422(1)
Class C.......................................   533    1,336    2,249    4,574
AIM SELECT EQUITY FUND (BUYING FUND)
Class A.......................................  $685   $  969   $1,274   $2,137
Class B.......................................   718      973    1,354    2,292(1)
Class C.......................................   318      673    1,154    2,483
AIM SELECT EQUITY FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.......................................  $681   $  957   $1,254   $2,095
Class B.......................................   714      961    1,334    2,250(1)
Class C.......................................   314      661    1,134    2,441



--------


   (1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

     You would pay the following expenses if you did not redeem your shares:



                                                 ONE    THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----   ------   ------   ------


AIM OPPORTUNITIES II FUND (SELLING FUND)
Class A.......................................  $874   $1,560   $2,266   $4,126
Class B.......................................   417    1,284    2,165    4,267(1)
Class C.......................................   417    1,284    2,165    4,422
AIM OPPORTUNITIES III FUND (SELLING FUND)
Class A.......................................  $890   $1,610   $2,349   $4,282
Class B.......................................   433    1,336    2,249    4,422(1)
Class C.......................................   433    1,336    2,249    4,574
AIM SELECT EQUITY FUND (BUYING FUND)
Class A.......................................  $685   $  969   $1,274   $2,137
Class B.......................................   218      673    1,154    2,292(1)
Class C.......................................   218      673    1,154    2,483
AIM SELECT EQUITY FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.......................................  $681   $  957   $1,254   $2,095
Class B.......................................   214      661    1,134    2,250(1)
Class C.......................................   214      661    1,134    2,441



--------


   (1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.


     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUNDS' AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUNDS' OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

  FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B and Class C shares of Opportunities II Fund and Class A, Class B and Class C shares of Buying Fund. Pro Forma Combined Expense Ratios of Buying Fund giving effect to the Opportunities II Fund Reorganization are also provided. There is no guarantee that actual expenses will be the same as those shown in this table.



                                                                                                AIM SELECT EQUITY FUND
                                 AIM OPPORTUNITIES II FUND       AIM SELECT EQUITY FUND               BUYING FUND
                                       SELLING FUND                    BUYING FUND                PRO FORMA COMBINED
                                  (10/31/06 AS RESTATED)               (12/31/05)                     (12/31/05)
                               ----------------------------   ----------------------------   ----------------------------
                               CLASS A    CLASS B   CLASS C   CLASS A    CLASS B   CLASS C   CLASS A    CLASS B   CLASS C
                                SHARES     SHARES    SHARES    SHARES     SHARES    SHARES    SHARES     SHARES    SHARES
                               -------    -------   -------   -------    -------   -------   -------    -------   -------


SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge (Load)
  Imposed on Purchase (as a
  percentage of offering
  price).....................   5.50%       None      None     5.50%       None      None     5.50%       None      None
Maximum Deferred Sales Charge
  (as a percentage of
  original purchase price or
  redemption proceeds, as
  applicable)................    None(1)   5.00%     1.00%      None(1)   5.00%     1.00%      None(1)   5.00%     1.00%
ANNUAL FUND OPERATING
  EXPENSES (expenses that are
  deducted from fund assets)
  Management Fees(2)(3)......   0.77%      0.77%     0.77%     0.69%      0.69%     0.69%     0.67%      0.67%     0.67%
Distribution and/or Service
  (12b-1) Fees...............   0.25%      1.00%     1.00%     0.25%      1.00%     1.00%     0.25%      1.00%     1.00%
  Other -- Miscellaneous
     Expenses(4)(5)..........   0.49%      0.49%     0.49%     0.46%      0.46%     0.46%     0.44%      0.44%     0.44%
  Other -- Expenses
     Attributable to
     Securities Sold
     Short(6)................   0.68%      0.68%     0.68%        --         --        --        --         --        --
  Other -- Interest
     Expenses................   1.33%      1.33%     1.33%        --         --        --        --         --        --
Total Other Expenses.........   2.50%      2.50%     2.50%     0.46%      0.46%     0.46%     0.44%      0.44%     0.44%
Total Annual Fund Operating
  Expenses...................   3.52%      4.27%     4.27%     1.40%      2.15%     2.15%     1.36%      2.11%     2.11%
Fee Waiver(3)(7).............   0.12%      0.12%     0.12%        --         --        --        --         --        --
Net Annual Fund Operating
  Expenses...................   3.40%      4.15%     4.15%     1.40%      2.15%     2.15%     1.36%      2.11%     2.11%



--------

   (1) A contingent deferred sales charge may apply in some cases.




   (2) AIM Opportunities II Fund pays the advisor a performance-based management fee, and Management Fees have been restated to reflect the methodology currently used by the advisor to calculate the performance-based management fee payable by AIM Opportunities II Fund . AIM Opportunities II Fund's base management fee is 1.50%, annualized, of AIM Opportunities II Fund's average daily net assets during the current month. This fee is subject to a monthly performance adjustment upward or downward of up to 1.00%, annualized, of AIM Opportunities II Fund's average daily net assets during a rolling 12 month performance period, depending on AIM Opportunities II Fund's performance compared to the performance of the S&P MidCap 400 Index during such performance period. The total management fee payable by AIM Opportunities II Fund is not susceptible to estimation because it depends upon the future relative performance of AIM Opportunities II Fund and the S&P MidCap 400 Index, as well as changes in AIM Opportunities II Fund's average daily net assets over the relevant periods. See the section of this proxy entitled "Summary -- Comparison of Fees and Expenses -- Advisory Fees" for additional information about the calculation of AIM Opportunities II Fund's management fee.



   (3) The advisor for AIM Opportunities II Fund has contractually agreed to waive management fees monthly through at least June 30, 2008 to the extent necessary such that the management fee the advisor receives does not exceed a base management fee of 1.00%, annualized, of the fund 's average daily net assets during the current month, subject to a monthly performance adjustment upward or downward of up to 0.50%, annualized, of AIM Opportunities II Fund 's average daily net assets during a rolling 12 month performance period (depending on the fund's performance compared to the performance of the S&P MidCap 400 Index during such performance period). In addition, under this agreement the maximum management fee payable monthly by AIM Opportunities II Fund (consisting of the base management fee, as adjusted by the performance adjustment) will not exceed 1.50% of AIM Opportunities II Fund 's average daily net assets during the fiscal year. Fee Waivers have been restated to reflect the methodology currently used by the advisor to calculate the applicable waiver amount under this agreement.


   (4) Includes acquired fund fees and expenses which are less than 0.01%. Acquired fund fees and expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the acquired fund fees and expenses is included in the total returns of the fund.



   (5) AIM Opportunities II Fund is estimated to incur $120,000 of expenses in connection with the reorganization of which AIM will pay 100%. The Buying Fund is estimated to incur $30,000 of expenses in connection with the reorganization and will bear all of those costs and expenses. These reorganization expenses have not been reflected in the table above.



   (6) When AIM Opportunities II Fund borrows a security to make a short sale, the fund has to pay the lender of the security the value of any dividends earned on the borrowed security ("dividend-substitute payments"). These dividend-substitute payments are investment related expenses of the fund.



   (7) Effective January 1, 2005 through at least June 30, 2007, the advisor for Buying Fund has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, which fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion.)


EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Opportunities II Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the Opportunities II Fund Reorganization are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


     You would pay the following expenses if you redeemed your shares:




                                                 ONE    THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----   ------   ------   ------


AIM OPPORTUNITIES II FUND (SELLING FUND)
Class A.......................................  $874   $1,560   $2,266   $4,126
Class B.......................................   917    1,584    2,365    4,267(1)
Class C.......................................   517    1,284    2,165    4,422
AIM SELECT EQUITY FUND (BUYING FUND)
Class A.......................................  $685   $  969   $1,274   $2,137
Class B.......................................   718      973    1,354    2,292(1)
Class C.......................................   318      673    1,154    2,483
AIM SELECT EQUITY FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.......................................  $681   $  957   $1,254   $2,095
Class B.......................................   714      961    1,334    2,250(1)
Class C.......................................   314      661    1,134    2,441



--------


   (1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.


     You would pay the following expenses if you did not redeem your shares:



                                                 ONE    THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----   ------   ------   ------


AIM OPPORTUNITIES II FUND (SELLING FUND)
Class A.......................................  $874   $1,560   $2,266   $4,126
Class B.......................................   417    1,284    2,165    4,267(1)
Class C.......................................   417    1,284    2,165    4,422
AIM SELECT EQUITY FUND (BUYING FUND)
Class A.......................................  $685   $  969   $1,274   $2,137
Class B.......................................   218      673    1,154    2,292(1)
Class C.......................................   218      673    1,154    2,483
AIM SELECT EQUITY FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.......................................  $681   $  957   $1,254   $2,095
Class B.......................................   214      661    1,134    2,250(1)
Class C.......................................   214      661    1,134    2,441



--------


   (1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.


     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUNDS' AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUNDS' OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

  FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B and Class C shares of Opportunities III Fund and Class A, Class B and Class C shares of Buying Fund. Pro Forma Combined Expense Ratios of Buying Fund giving effect to the Opportunities III Fund Reorganization are also provided. There is no guarantee that actual expenses will be the same as those shown in this table.



                                                                                                AIM SELECT EQUITY FUND
                                AIM OPPORTUNITIES III FUND       AIM SELECT EQUITY FUND               BUYING FUND
                                       SELLING FUND                    BUYING FUND                PRO FORMA COMBINED
                                  (10/31/06 AS RESTATED)               (12/31/05)                     (12/31/05)
                               ----------------------------   ----------------------------   ----------------------------
                               CLASS A    CLASS B   CLASS C   CLASS A    CLASS B   CLASS C   CLASS A    CLASS B   CLASS C
                                SHARES     SHARES    SHARES    SHARES     SHARES    SHARES    SHARES     SHARES    SHARES
                               -------    -------   -------   -------    -------   -------   -------    -------   -------


SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge (Load)
  Imposed on Purchase (as a
  percentage of offering
  price).....................   5.50%       None      None     5.50%       None      None     5.50%       None      None
Maximum Deferred Sales Charge
  (as a percentage of
  original purchase price or
  redemption proceeds, as
  applicable)................    None(1)   5.00%     1.00%      None(1)   5.00%     1.00%      None(1)   5.00%     1.00%
ANNUAL FUND OPERATING
  EXPENSES (expenses that are
  deducted from fund assets)
Management Fees(2,3).........   0.95%      0.95%     0.95%     0.69%      0.69%     0.69%     0.68%      0.68%     0.68%
Distribution and/or Service
  (12b-1) Fees...............   0.25%      1.00%     1.00%     0.25%      1.00%     1.00%     0.25%      1.00%     1.00%
  Other -- Miscellaneous
     Expenses(4,5)...........   0.64%      0.64%     0.64%     0.46%      0.46%     0.46%     0.47%      0.47%     0.47%
  Other -- Expenses
     Attributable to
     Securities Sold
     Short(6)................   0.53%      0.53%     0.53%        --         --        --        --         --        --
  Other -- Interest
     Expenses................   1.34%      1.34%     1.34%        --         --        --        --         --        --
Total Other Expenses.........   2.51%      2.51%     2.51%     0.46%      0.46%     0.46%     0.47%      0.47%     0.47%
Total Annual Fund Operating
  Expenses...................   3.71%      4.46%     4.46%     1.40%      2.15%     2.15%     1.40%      2.15%     2.15%
Fee Waiver(3,7)..............   0.14%      0.14%     0.14%        --         --        --        --         --        --
Net Annual Fund Operating
  Expenses...................   3.57%      4.32%     4.32%     1.40%      2.15%     2.15%     1.40%      2.15%     2.15%



--------

   (1) A contingent deferred sales charge may apply in some cases.


   (2) AIM Opportunities III Fund pays the advisor a performance-based management fee, and Management Fees have been restated to reflect the methodology currently used by the advisor to calculate the performance-based management fee payable by AIM Opportunities III Fund. AIM Opportunities III Fund's base management fee is 1.50%, annualized, of the fund's average daily net assets during the current month. This fee is subject to a monthly performance adjustment upward or downward of up to 1.00%, annualized, of AIM Opportunities III Fund 's average daily net assets during a rolling 12 month performance period, depending on the fund's performance compared to the performance of the S&P 500 Index during such performance period. The total management fee payable by AIM Opportunities III Fund is not susceptible to estimation because it depends upon the future relative performance of AIM Opportunities III Fund and the S&P 500 Index, as well as changes in AIM Opportunities III Fund's average daily net assets over the relevant periods. See the section of this proxy entitled "Summary -- Comparison of Fees and Expenses -- Advisory Fees" for additional information about the calculation of AIM Opportunities III Fund's management fee.


   (3) The advisor for AIM Opportunities III Fund has contractually agreed to waive management fees monthly through at least June 30, 2008 to the extent necessary such that the management fee the advisor receives does not exceed a base management fee of 1.00%, annualized, of AIM Opportunities III Fund 's average daily net assets during the current month, subject to a monthly performance adjustment upward or downward of up to 0.50%, annualized, of AIM Opportunities III Fund 's average daily net assets during a rolling 12 month performance period (depending on AIM Opportunities III Fund 's performance compared to the performance of the S&P 500 Index during such performance period). In addition, under this agreement the maximum management fee payable monthly by AIM Opportunities III Fund (consisting of the base management fee, as adjusted by the performance adjustment) will not exceed 1.50% of AIM Opportunities III Fund's average daily net assets during the fiscal year. Fee Waivers have been restated to reflect the methodology currently used by the advisor to calculate the applicable waiver amount under this agreement.



   (4) Includes acquired fund fees and expenses which are less than 0.01%. Acquired fund fees and expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. The impact of the acquired fund fees and expenses is included in the total returns of the fund.



   (5) AIM Opportunities III Fund is estimated to incur $97,000 of expenses in connection with the reorganization of which AIM will pay 100%. The Buying Fund is estimated to incur $30,000 of expenses in connection with the reorganization and will bear all of those costs and expenses. These reorganization expenses have not been reflected in the table above.



   (6) When AIM Opportunities III Fund borrows a security to make a short sale, the fund has to pay the lender of the security the value of any dividends earned on the borrowed security ("dividend-substitute payments"). These dividend-substitute payments are investment related expenses of the fund.



   (7) Effective January 1, 2005 through at least June 30, 2007, the advisor for Buying Fund has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, which fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion.)

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Opportunities III Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the Opportunities III Fund Reorganization are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


     You would pay the following expenses if you redeemed your shares:




                                                 ONE    THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----   ------   ------   ------


AIM OPPORTUNITIES III FUND (SELLING FUND)
Class A.......................................  $890   $1,610   $2,349   $4,282
Class B.......................................   933    1,636    2,449    4,422(1)
Class C.......................................   533    1,336    2,249    4,574
AIM SELECT EQUITY FUND (BUYING FUND)
Class A.......................................  $685   $  969   $1,274   $2,137
Class B.......................................   718      973    1,354    2,292(1)
Class C.......................................   318      673    1,154    2,483
AIM SELECT EQUITY FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.......................................  $685   $  969   $1,274   $2,137
Class B.......................................   718      973    1,354    2,292(1)
Class C.......................................   318      673    1,154    2,483



--------


   (1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

     You would pay the following expenses if you did not redeem your shares:



                                                 ONE    THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
                                                ----   ------   ------   ------


AIM OPPORTUNITIES III FUND (SELLING FUND)
Class A.......................................  $890   $1,610   $2,349   $4,282
Class B.......................................   433    1,336    2,249    4,422(1)
Class C.......................................   433    1,336    2,249    4,574
AIM SELECT EQUITY FUND (BUYING FUND)
Class A.......................................  $685   $  969   $1,274   $2,137
Class B.......................................   218      673    1,154    2,292(1)
Class C.......................................   218      673    1,154    2,483
AIM SELECT EQUITY FUND (BUYING FUND) -- PRO
  FORMA COMBINED
Class A.......................................  $685   $  969   $1,274   $2,137
Class B.......................................   218      673    1,154    2,292(1)
Class C.......................................   218      673    1,154    2,483



--------


   (1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operation expenses from that time on.


     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUNDS' AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUNDS' OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.


  ADVISORY FEES (SELLING FUNDS)



     For the advisory services it provides to each Selling Fund, AIM is entitled to receive a performance-based or "fulcrum" advisory fee from such Fund that is comprised of two components. The first component is a base management fee of 1.50%, annualized, of each Selling Fund's average daily net assets during the current month (the "Base Fee"). The second component is a monthly performance adjustment that either increases or decreases the Base Fee (the "Fee Adjustment"). The maximum monthly Fee Adjustment upward or downward will be 1.00%, annualized, of each Selling Fund's average daily net assets during a rolling 12 month performance period.



     AIM uses a three step process in determining the Fee Adjustment, if any, applicable during any month. AIM uses this three step process to ensure that its determination of the Fee Adjustment complies with applicable law and relevant SEC guidance regarding the calculation of performance-based advisory fees.



     In step one, AIM compares the investment performance of the Class A shares of the applicable Selling Fund for the 12 month period ending on the last day of the current month (the "First Performance Period") to the investment record of either the S&P MidCap 400 Index (for Opportunities II Fund) or the S&P 500 Index (for Opportunities III Fund (as applicable, the "Index") during the First Performance Period in order to calculate the fee adjustment rate for the First Performance Period (the "First Fee Adjustment Rate"). The investment performance of each Selling Fund will be determined by adding together (i) the change in the net asset value of the Class A shares during the First Performance Period, (ii) the value of cash distributions made by such Fund to holders of Class A shares to the end of the First Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the First Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the First Performance Period. The investment record of the applicable Index will be determined by adding together (i) the change in the level of such Index during the First Performance Period and (ii) the value, computed consistently with such Index, of cash distributions made by companies whose securities comprise such Index accumulated to the end of the First Performance Period, and will be expressed as a percentage of such Index level at the beginning of such period. The First Fee Adjustment Rate either (i) increases the Base Fee at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of the applicable Selling Fund over the First Performance Period exceeds the sum of 2.00% and the investment record of the applicable Index over the First Performance Period, or
(ii) decreases the Base Fee at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the applicable Index over the First Performance Period less 2.00% exceeds the investment performance of the Class A shares of the applicable Selling Fund over the First Performance Period.


     After it determines any Fee Adjustment for the First Performance Period, AIM will determine the dollar amount of additional fees or fee reductions to be paid for a month by multiplying the First Fee Adjustment Rate by the average daily net assets of the applicable Selling Fund during the First Performance Period, dividing that number by the number of days in the First Performance Period, and multiplying that number by the number of days in such month.



     In step two, AIM compares the investment performance of the Class A shares of the applicable Selling Fund for the 12 month period ending on the last day of the prior month (the "Second Performance Period") to the investment record of the applicable Index during the Second Performance Period in order to calculate the fee adjustment rate for the Second Performance Period (the "Second Fee Adjustment Rate"). The investment performance of each Selling Fund will be determined by adding together (i) the change in the net asset value of the Class A shares during the Second Performance Period, (ii) the value of cash distributions made by such Selling Fund to holders of Class A shares to the end of the Second Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Second Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Second Performance Period. The investment record of the applicable Index will be determined by adding together (i) the change in the level of such Index during the Second Performance Period and (ii) the value, computed consistently with such Index, of cash distributions made by companies whose securities comprise such Index accumulated to the end of the Second Performance Period, and will be expressed as a percentage of such Index level at the beginning of such period. The Second Fee Adjustment Rate either (i) increases the Base Fee at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of the applicable Selling Fund over the Second Performance Period exceeds the sum of 2.00% and the investment record of the applicable Index over the Second Performance Period, or (ii) decreases the Base Fee at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the applicable Index over the Second Performance Period less 2.00% exceeds the investment performance of the Class A shares of the applicable Selling Fund over the Second Performance Period.



     After it determines any Fee Adjustment for the Second Performance Period, AIM will determine the dollar amount of additional fees or fee reductions to be paid for a month by multiplying the Second Fee Adjustment Rate by the average daily net assets of the applicable Selling Fund during the Second Performance Period, dividing that number by the number of days in the Second Performance Period, and multiplying that number by the number of days in such month.



     In step three, AIM adds whichever of the Fee Adjustments resulting from the calculations in steps one and two above to the Base Fee that will result in the lower amount of management fees payable to AIM for the relevant month.



     The management fee, as adjusted, is accrued daily based on an estimate of each Selling Fund's average daily net assets and relative performance for the relevant Performance Periods and paid after each month end based on actual results for such month.



     With respect to each Selling Fund, AIM has contractually agreed to waive management fees monthly through at least June 30, 2008 to the extent necessary such that the management fee AIM receives does not exceed a base management fee of 1.00%, annualized, of each Selling Fund's average daily net assets during the current month, subject to a monthly performance adjustment upward or downward of up to 0.50%, annualized, of such Selling Fund's average daily net assets during a rolling 12 month performance period (depending on such Selling Fund's performance compared to the performance of the applicable Index during such performance period). These waiver agreements provide that in determining the performance adjustment for each Selling Fund, the base management fee is adjusted in increments of 0.10%, on a pro rata basis, upward or downward instead of increments of 0.20% as provided in the Selling Funds' advisory agreement. In addition, under these waiver agreements the maximum management fee payable monthly by each Selling Fund (consisting of the base management fee, as adjusted by the performance adjustment) will not exceed 1.50% of such Selling Fund's average daily net assets during the fiscal year. In determining the performance adjustments required pursuant to these waiver agreements, if any, applicable during any month, AIM follows the same three step calculation approach discussed above.


  ADVISORY FEES (BUYING FUND)


     Buying Fund does not utilize a performance-based or "fulcrum" fee. Rather, Buying Fund's advisory fee is based on a percentage of net assets only and is equal to:


ANNUAL RATE                                                    NET ASSETS
-----------                                                    ----------


0.80%....................................................  First $150 million
0.625%...................................................  Over $150 million


     AIM has contractually agreed to waive its advisory fees through June 30, 2007, for Buying Fund. Thus, for the period January 1, 2005 to June 30, 2007, the following advisory fee rates will apply to Buying Fund after the waiver:


ANNUAL RATE                                                    NET ASSETS
-----------                                                    ----------


0.695%...................................................  First $250 million
0.67%....................................................  Next $250 million
0.645%...................................................  Next $500 million
0.62%....................................................  Next $1.5 billion
0.595%...................................................  Next $2.5 billion
0.57%....................................................  Next $2.5 billion
0.545%...................................................  Next $2.5 billion
0.52%....................................................  Over $10 billion


     Buying Fund's advisory fee will be applicable to the combined fund if shareholders approve the Reorganizations. This means that you will no longer be investing in a fund with a performance-based advisory fee.


     However, depending on the future performance of Opportunities II Fund and Opportunities III Fund relative to the S&P MidCap 400 Index and the S&P 500 Index, respectively, and changes in each Selling Fund's average daily net assets over the relevant performance periods, the application of Buying Fund's advisory fee to the combined fund could result in Opportunities II Fund's and/or Opportunities III Fund's shareholders at times paying a higher advisory fee after the Reorganizations. For example, if Opportunities II Fund underperformed S&P MidCap 400 Index by more than 5% or if Opportunities III Fund underperformed S&P 500 Index by more than 5%, the performance-based reduction of either Selling Fund's base fee could result in a lower effective advisory fee than that which will be applicable to the combined fund. The total performance-based advisory fee payable by each Selling Fund is not susceptible to estimation because it depends upon the future relative performance of such Selling Fund and the applicable Index, as well as changes in such Selling Fund's average daily net assets over the relevant performance periods.



     Opportunities II Fund and Opportunities III Fund have each recently underperformed the S&P MidCap 400 Index and the S&P 500 Index, respectively, resulting in downward monthly Fee Adjustments and lower total management fees payable by each Selling Fund. Because the Fee Adjustment is based upon a rolling 12-month performance period, each Selling Fund's recent underperformance will impact the amounts of future Fee Adjustments so long as the relevant rolling 12-month performance period includes these recent periods over which each Selling Fund has underperformed.

     As shown in the "Comparison of Fees and Expenses -- Fee Tables", based on the performance of Opportunities II Fund and the advisory fee waiver agreement in place for Opportunities II Fund the gross effective advisory fees, restated to reflect the methodology currently used by AIM to calculate the performance-based advisory fee payable by Opportunities II Fund, are 0.77% before waivers and 0.65% after waivers of 0.12%. Based on the performance of Opportunities III Fund and the advisory fee waiver agreement in place for Opportunities III Fund the gross effective advisory fees, restated to reflect the methodology currently used by AIM to calculate the performance-based advisory fee payable by Opportunities III Fund, are 0.95% before waivers and 0.81% after waivers of 0.14%. The effective advisory fee rate of the Buying Fund is 0.69% before the reorganization and 0.67% after giving pro forma effect to the Reorganizations.


     Because the investment advisory fee schedule applicable to the combined fund after the Reorganizations may be higher than the investment advisory fee applicable to each Selling Fund under certain circumstances, as discussed above, the advisory agreement of the combined fund could be viewed as being materially different from that of the Selling Funds. Therefore, shareholders of each Selling Fund must approve the Reorganizations by a "1940 Act Majority." The 1940 Act Majority requirements are explained more fully below under "Vote Necessary to Approve the Agreement."



     The SEC has expressed concern over the termination of a fund's performance-based advisory fee arrangements during a period of underperformance by the fund because it may be to the advantage of the fund's advisor to terminate or renegotiate such arrangements. AIM believes that this concern is not applicable in a situation in which a merger transaction is presented to and approved by shareholders, as is the case with the Reorganizations.


     While Buying Fund's advisory fee may be higher under certain circumstances after the Reorganizations, the pro forma net total Expense Ratio of the combined fund is expected to be lower than each Selling Fund's current expenses.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of each Selling Fund that are currently available to investors and the corresponding share class of Buying Fund that shareholders of each Selling Fund will receive in the Reorganizations can be found at Exhibit A. For information regarding the features of each of the share classes of each Selling Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No sales charges are applicable to shares of Buying Fund received by holders of each Selling Fund's shares in connection with the Reorganizations. No redemption of either Selling Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganizations. The holding period for purposes of determining whether to charge a CDSC upon redemption of shares of Buying Fund received in connection with the Reorganizations will be the same as the holding period of your shares immediately prior to the Reorganizations.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of each Selling Fund and Buying Fund. The fee tables contained in "Comparison of Fees and Expenses" include comparative information about maximum initial sales charges on purchases of Class A shares of either Selling Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of either Selling Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectuses and the Buying Fund Prospectus and the related Statements of Additional Information.


           CLASS A                       CLASS B                        CLASS C
           -------                       -------                        -------


- not subject to an initial   - not subject to an initial    - not subject to an initial
  sales charge*                 sales charge                   sales charge

- may be subject to a CDSC    - subject to a CDSC on         - subject to a CDSC on
  on redemptions made within    certain redemptions            certain redemptions
  12 or 18 months from the
  date of certain purchases

           CLASS R                   INVESTOR CLASS               INSTITUTIONAL CLASS
           -------                   --------------               -------------------

- not subject to an initial   - not subject to an initial    - not subject to an initial
  sales charge                  sales charge                   sales charge

- may be subject to a CDSC    - not subject to a CDSC        - not subject to a CDSC
  on redemptions made within
  12 months from the date of
  certain purchases


--------

* Each Selling Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and trustees and those of their investment advisor.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

     Shares of each Selling Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM.

     Each Selling Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Distribution fees are payable to AIM Distributors for distribution services. The fee tables in "Comparison of Fees and Expenses" include comparative information about the distribution and service fees payable by each class of shares of each Selling Fund and Buying Fund. Each class of shares of Buying Fund will have the same or lower aggregate distribution and service fees as the corresponding class of shares of either Selling Fund.

     The purchase and redemption procedures of each Selling Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of each Selling Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION


     The Board, including the independent trustees of each Selling Fund, unanimously recommends that you vote "FOR" this Proposal. For information concerning the factors the Board considered in approving the Agreements, see "Additional Information About the Agreements -- Board Considerations," on page 28 of this Proxy Statement/Prospectus.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND EACH SELLING FUND

     The risks associated with an investment in either Selling Fund are similar to those described above for Buying Fund because the three funds have identical investment objectives and similar investment strategies.

     Each Selling Fund may sell put and covered call options, and purchase put and call options, on securities, securities indices and foreign currencies. Each Selling Fund may also sell securities short and borrow money to purchase securities. If either Selling Fund purchases a put or call option that expires without value, the fund will have incurred an expense in the amount of the cost of the option. If either Selling Fund sells a put option that is exercised, either Selling Fund will have to purchase the security at a price greater than its market value. If the fund sells a call option that is exercised, the fund will have to sell the security at a price lower than its market value.

     If either Selling Fund sells a security short and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, each Selling Fund's exposure is unlimited. The more each Selling Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of your shares will be affected. Each Selling Fund will also incur transaction costs to engage in this practice. If either Selling Fund borrows money to buy securities (leverages) and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of each Selling Fund's shares will decrease faster than if either Selling Fund had not used leverage. To repay borrowings, each Selling Fund may have to sell securities at a time and at a price that is unfavorable. Interest on borrowings is an expense each Selling Fund would not otherwise incur.

     After the Reorganizations, you will no longer encounter these risks because Buying Fund does not sell put and covered call options, does not engage in short sales except where Buying Fund owns an equal amount of such securities and does not utilize leverage.

                          INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buyer. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares at the end of the month which is eight years after the date on which shares were purchased, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its semi-annual report to shareholders for the semi-annual period ended April 30, 2006 is set forth in Appendix IV of this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the financial highlights for Buying Fund in Appendix V attached to this Proxy Statement/Prospectus, which are more current than and should be read in lieu of the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENTS

TERMS OF THE REORGANIZATIONS

     The terms and conditions under which the Reorganizations may be consummated are set forth in the respective Agreements. Significant provisions of the Agreements are summarized below; however, this summary is qualified in its entirety by reference to the Agreements, copies of which are attached as Appendix I and II to this Proxy Statement/Prospectus.

THE REORGANIZATIONS


     Consummation of the Reorganizations (the "Closing") is expected to occur on April 23, 2007, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on April 20, 2007 (the "Valuation Date"). At the Effective Time, all of the assets of each Selling Fund will be delivered to Trust's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of each Selling Fund and delivery by Trust directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of each Selling Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of a Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in the applicable Agreements. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.


     In order to ensure continued qualification of each Selling Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of each Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of each Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (a) all of each Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2006 and for the short taxable year beginning on November 1, 2006 and ending on the Closing and (b) all of each Selling Fund's net capital gain recognized in its taxable year ended October 31, 2006 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with each of the Reorganizations if the shareholders of the respective Selling Fund approve the applicable Agreements

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will redeem the outstanding shares of each Selling Fund from shareholders in accordance with the applicable Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

BOARD CONSIDERATIONS

     AIM proposed that the Board consider the Reorganizations at an in-person meeting of the Boards held on November 6-8, 2006, at which discussions of the Reorganizations took place. After careful consideration and after weighing the pros and cons of the Reorganizations, the Board of each Selling Fund determined that the Reorganizations are advisable and in the best interests of each Selling Fund and will not dilute the interests of each Selling Fund's shareholders, and approved the Agreements and the Reorganizations.

     The Board received from AIM written materials that contained information concerning each Selling Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of each Selling Fund and Buying Fund, and pro forma expense ratios for Buying Fund giving effect to the Reorganizations. AIM also provided the Board with written materials concerning the structure of the proposed Reorganizations and the Federal tax consequences of the Reorganizations.

     The Board also received additional information from AIM with respect to the following: the availability of suitable merger candidates, current litigation, contingent assets and liabilities, the calculation of pro forma expense ratios and the effect on transfer agency fees. In addition, the Board requested a follow-up report after the consummation of the Reorganizations that shows the actual cost and expenses of the Reorganizations.

     In evaluating the Reorganizations, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of each Selling Fund and Buying Fund.

     - The comparative performance of each Selling Fund and Buying Fund.

     - The comparative expenses of each Selling Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganizations.

     - The comparative sizes of each Selling Fund and Buying Fund.

     - The consequences of the Reorganizations for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards available to offset future capital gains of each Selling Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by each Selling Fund or Buying Fund in connection with the Reorganizations.

     - The projected financial impact to AIM and its affiliates of the Reorganizations

     Based on the foregoing and the information presented at the Board meeting discussed below, the Board determined that the Reorganizations are advisable and in the best interests of each Selling Fund and will not dilute the interests of each Selling Fund's shareholders. Therefore, the Board recommended the approval of the Agreements by the shareholders of each Selling Fund at the Special Meetings.

  OPPORTUNITIES II FUND REORGANIZATION

     The Board approved the Opportunities II Fund Agreement and the Opportunities II Fund Reorganization, based on the following anticipated benefits to shareholders:

     - The combined fund should have a greater market presence and may achieve greater operating efficiencies due to certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, being spread out over the greater assets of the combined fund. The Board noted that Opportunities II Fund's net assets have declined substantially as a result of net redemptions, which raises questions about Opportunities II Fund's continued viability as a stand-alone investment option, and, as a result, Opportunities II Fund may not be able to achieve economies of scale unless it is combined with another fund.

     - Opportunities II Fund has undergone various investment process and portfolio management changes in recent years. While Buying Fund does not utilize short selling or leverage as investment techniques, Buying Fund has had a more enduring and stable investment process that , as of September 30, 2006, has outperformed Opportunities II Fund in the short-term.

     - The total annual operating expenses of the combined fund are expected to be lower than Opportunities II Fund's current total annual operating expenses.

     AIM proposed the Opportunities II Fund Reorganization as part of an effort to consolidate the AIM Funds' mid cap core/blend product offerings. In considering the Opportunities II Fund Reorganization, the Board noted that the funds have the same portfolio management team, identical investment objectives and utilize reasonably similar investment strategies, although shareholders in Opportunities II Fund will lose about 20% small-cap exposure and 13% mid-cap exposure. The Board did note that Opportunities II Fund will lose the ability to sell securities short and to utilize leverage because Buying Fund is not permitted to utilize these investment techniques. As a result, the Board noted that Opportunities II Fund will incur certain expenses in covering its short positions and raising cash to return its borrowings (leverage).

     The Board considered AIM's recommendation that Buying Fund be the surviving fund in the Opportunities II Fund Reorganization primarily because the portfolio composition of the combined fund is expected to be more like Buying Fund's current portfolio composition as a result of the application of Buying Fund's investment process after the Opportunities II Fund Reorganization. Consequently, Buying Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Opportunities II Fund Reorganization. The Board also considered the relative sizes of the two funds, noting that Buying Fund has a larger asset base. As of June 30, 2006, Buying Fund had net assets of approximately $353 million, compared to net assets for Opportunities II Fund of approximately $105 million.

     The Board considered the performance of Buying Fund in relation to the performance of Opportunities II Fund, as of June 30, 2006, and September 30, 2006. The Board noted that Buying Fund had provided better one-year returns than Opportunities II Fund as of September 30, 2006, while the short-term performance of Buying Fund trailed Opportunities II Fund as of June 30, 2006 performance numbers. The board noted that the differences in performance numbers may be due, in part, to Opportunities II Fund's weighted exposure to mid-cap investments, as compared to Buying Fund, which have outperformed large-cap investments for the first half of 2006.

                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006


                                   ONE      FIVE     TEN       SINCE
                                  YEAR     YEARS    YEARS    INCEPTION      INCEPTION DATE
                                 ------    -----    -----    ---------      --------------


Opportunities II Fund..........  10.05%    3.77%      N/A      12.89%     December 30, 1998
Buying Fund....................   7.98%    0.17%    6.91%       8.52%     December 4, 1967


              AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2006


                                  ONE      FIVE     TEN       SINCE
                                  YEAR    YEARS    YEARS    INCEPTION      INCEPTION DATE
                                 -----    -----    -----    ---------      --------------


Opportunities II Fund..........  2.96%    6.80%      N/A      11.85%     December 30, 1998
Buying Fund....................  9.06%    5.96%    6.53%       8.57%     December 4, 1967


     In addition, the Board noted that Buying Fund's performance relative to its Lipper peer group was better than Opportunities II Fund, relative to its Lipper peer group, for the 1-year, 3-year, and 5-year periods, and that such performance more accurately reflects the investment process that the combined fund will apply.

     For more complete performance information, including calendar year returns and benchmark comparisons, See "Comparison of Performance."

     The Board also considered the operating expenses the funds incur. As a percentage of average daily net assets, the total annual operating expenses of Buying Fund, before giving effect to the Opportunities II Fund Reorganization, are lower than the total annual operating expenses of Opportunities II Fund.


     The Board noted that Opportunities II Fund utilizes a performance-based advisory fee, as more fully described above under "Summary -- Comparison of Fees and Expenses -- Advisory Fees (Selling Funds)," and that Buying Fund does not utilize a performance-based fee. The Board considered AIM's proposal that the investment advisory fee schedule applicable to Buying Fund apply to the combined fund. The Board noted that where Opportunities II

Fund's performance equals or exceeds the performance of the S&P MidCap 400 Index, Opportunities II Fund's advisory fee would be higher than Buying Fund's, assuming that there are no changes in Opportunities II Fund's average daily net assets over the relevant performance periods. However, the Board also noted that in circumstances where Opportunities II Fund underperforms the S&P MidCap 400 Index, Opportunities II Fund's performance-based fee could be lower than Buying Fund's advisory fee depending on changes in Opportunities II Fund's average daily net assets over the relevant performance periods. As a result, shareholders of Opportunities II Fund must approve the Reorganization by a "1940 Act Majority," which is explained more fully below under "Vote Necessary to Approve the Agreement."


     Based on AIM's recommendation that the Buying Fund be the surviving fund in the Reorganization, as described above, the Board noted that it would be appropriate for the combined fund to utilize the investment advisory fee schedule of Buying Fund. Buying Fund's advisory fee could, under the circumstances described above, be lower than that of your Fund, or under different circumstances, higher than that of your Fund. AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund, at combined asset levels, are expected to be lower than those of your Fund for Class A, Class B and Class C shares. The Board considered the fact that your Fund's dividend expenses attributable to securities sold short and interest expense are types of expenses not currently incurred by Buying Fund and not expected to be incurred by the combined fund. The Board noted that, excluding dividend expenses attributable to securities sold short and interest expense, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund, at combined asset levels, are expected to be higher than those of your Fund for Class A, Class B and Class C shares, respectively.


     The Board also considered, based upon historical data at a specified date, the effect of the Opportunities II Fund Reorganization on the anticipated tax benefits to shareholders from the utilization of the capital loss carryforwards of Opportunities II Fund and of Buying Fund as offsets to future realized capital gains. As of June 30, 2006, Opportunities II Fund's capital loss carryforwards were estimated to be $142 million. Although approximately 91% of the capital loss carryforwards of Opportunities II Fund are estimated to be disallowed as a consequence of the Opportunities II Fund Reorganization, Buying Fund would still retain capital loss carryforwards after the Opportunities II Fund Reorganization. Such retained capital loss carryforwards, however, are estimated to be substantially less than those of Opportunities II Fund. The capital loss carryforwards are expected, at June 30, 2006, to exceed the net unrealized built-in gain in the assets that Buying Fund is expected to hold immediately after consummation of the Opportunities II Fund Reorganization by approximately 8% of the net asset value of Buying Fund. The Board also noted that the treatment of these tax attributes can be affected by a variety of different factors occurring after the date of the data presented to the Board (both before and after the Closing). As a result, the outcome of these matters is difficult to predict.

     The total expenses to be incurred by Opportunities II Fund in connection with the Opportunities II Fund Reorganization are expected to be approximately $120,000. The Board noted that AIM had agreed to pay 100% of Opportunities II Fund's expenses in connection with the Opportunities II Fund Reorganization. Buying Fund is expected to incur approximately $30,000 of expenses in connection with the Opportunities II Fund Reorganization and will bear all of those costs and expenses.

     To determine which party would bear the expenses to be incurred in connection with the Opportunities II Fund Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and Opportunities II Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by Opportunities II Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for Opportunities II Fund's shareholders to recoup expenses incurred in the Opportunities II Fund Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of Opportunities II Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of Opportunities II Fund and Buying Fund.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of Opportunities II Fund in connection with the Opportunities II Fund Reorganization.

     Based on the foregoing and the information presented at the Board meeting discussed above, the Board determined that the Opportunities II Fund Reorganization is advisable and in the best interests of Opportunities II Fund and will not dilute the interests of Opportunities II Fund's shareholders. Therefore, the Board recommended the approval of the Agreement by the shareholders of Opportunities II Fund at the Opportunities II Fund Special Meeting.

  OPPORTUNITIES III FUND REORGANIZATION

     The Board approved the Opportunities III Fund Agreement and the Opportunities III Fund Reorganization, based on the following anticipated benefits to shareholders:

     - The combined fund should have a greater market presence and may achieve greater operating efficiencies due to certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, being spread out over the greater assets of the combined fund. The Board noted that Opportunities III Fund's net assets have declined substantially as a result of net redemptions, which raises questions about Opportunities III Fund's continued viability as a stand-alone investment option, and, as a result, Opportunities III Fund may not be able to achieve economies of scale unless it is combined with another fund.

     - Opportunities III Fund has undergone various investment process and portfolio management changes in recent years. While Buying Fund does not utilize short selling or leverage as investment techniques, Buying Fund has had a more enduring and stable investment process that has outperformed Opportunities III Fund in the short-term.

     - The total annual operating expenses of the combined fund are expected to be lower than Opportunities III Fund's current total annual operating expenses.

     AIM proposed the Opportunities III Fund Reorganization as part of an effort to consolidate the AIM Funds' mid cap core/blend product offerings. In considering the Opportunities III Fund Reorganization, the Board noted that the funds have the same portfolio management team, identical investment objectives and utilize reasonably similar investment strategies. The Board did note that Opportunities III Fund will lose the ability to sell securities short and to utilize leverage because Buying Fund is not permitted to utilize these investment techniques. As a result, the Board noted that Opportunities III Fund will incur certain expenses in covering its short positions and raising cash to return its borrowings (leverage).

     The Board considered AIM's recommendation that Buying Fund be the surviving fund in the Opportunities III Fund Reorganization primarily because the portfolio composition of the combined fund is expected to be more like Buying Fund's current portfolio composition as a result of the application of Buying Fund's investment process after the Opportunities III Fund Reorganization. Consequently, Buying Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Opportunities III Fund Reorganization. The Board also considered the relative sizes of the two funds, noting that Buying Fund has a significantly larger asset base. As of June 30, 2006, Buying Fund had net assets of approximately $353 million, compared to net assets for Opportunities III Fund of approximately $66 million.

     The Board considered the performance of Buying Fund in relation to the performance of Opportunities III Fund, noting that Buying Fund has provided better returns to its shareholders than Opportunities III Fund. As of June 30, 2006, and September 30, 2006, the relative performance of Class A shares of Opportunities III Fund and Class A shares of Buying Fund (without sales loads) was as follows:

                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006


                                  ONE      FIVE     TEN       SINCE
                                  YEAR    YEARS    YEARS    INCEPTION      INCEPTION DATE
                                 -----    -----    -----    ---------      --------------


Opportunities III Fund.........  3.59%    (3.27)%    N/A      (1.24)%    December 30, 1999
Buying Fund....................  7.98%    0.17%    6.91%      8.52%      December 4, 1967

              AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2006


                                  ONE      FIVE     TEN       SINCE
                                  YEAR    YEARS    YEARS    INCEPTION      INCEPTION DATE
                                 -----    -----    -----    ---------      --------------


Opportunities III Fund.........  6.22%    1.05%      N/A      (0.74)%    December 30, 1999
Buying Fund....................  9.06%    5.96%    6.53%      8.57%      December 4, 1967


     For more complete performance information, including calendar year returns and benchmark comparisons, See "Comparison of Performance."

     The Board also considered the operating expenses the funds incur. As a percentage of average daily net assets, the total annual operating expenses of Buying Fund, before giving effect to the Opportunities III Fund Reorganization, are lower than the total annual operating expenses of Opportunities III Fund.


     The Board noted that Opportunities III Fund utilizes a performance-based advisory fee, as more fully described above under "Summary -- Comparison of Fees and Expenses -- Advisory Fees (Selling Funds)," and that Buying Fund does not utilize a performance-based fee. The Board considered AIM's proposal that the investment advisory fee schedule applicable to Buying Fund apply to the combined fund. The Board noted that where Opportunities III Fund's performance equals or exceeds the performance of the S&P 500 Index, Opportunities III Fund's advisory fee would be higher than Buying Fund's, assuming that there are no changes in Opportunities III Fund's average daily net assets over the relevant performance periods. However, the Board also noted that in circumstances where Opportunities III Fund underperforms the S&P 500 Index, Opportunities III Fund's performance-based fee could be lower than Buying Fund's advisory fee depending on changes in Opportunities III Fund's average daily net assets over the relevant performance periods. As a result, shareholders of Opportunities III Fund must approve the Reorganization by a "1940 Act Majority," which is explained more fully below under "Vote Necessary to Approve the Agreement."



     Based on AIM's recommendation that the Buying Fund be the surviving fund in the Reorganization, as described above, the Board noted that it would be appropriate for the combined fund to utilize the investment advisory fee schedule of Buying Fund. Buying Fund's advisory fee could, under the circumstances described above, be lower than that of your Fund, or under different circumstances, higher than that of your Fund. AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund, at combined asset levels, are expected to be lower than those of your Fund for Class A, Class B and Class C shares. The Board considered the fact that your Fund's interest expense is a type of expense not currently incurred by Buying Fund and not expected to be incurred by the combined fund. The Board noted that, excluding interest expense, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund, at combined asset levels, are expected to be higher than those of your Fund for Class A, Class B and Class C shares, respectively.


     The Board also considered, based upon historical data at a specified date, the effect of the Opportunities III Fund Reorganization on the anticipated tax benefits to shareholders from the utilization of the capital loss carryforwards of Opportunities III Fund and of Buying Fund as offsets to future realized capital gains. As of June 30, 2006, Opportunities III Fund's capital loss carryforwards were estimated to be $266 million. Although approximately 95% of the capital loss carryforwards of Opportunities III Fund are estimated to be disallowed as a consequence of the Opportunities III Fund Reorganization, Buying Fund would still retain capital loss carryforwards after the Opportunities III Fund Reorganization. Such retained capital loss carryforwards, however, are estimated, to be substantially less than those of Opportunities III Fund. The capital loss carryforward of Buying Fund is expected, as of June 30, 2006, to exceed the net unrealized built-in gain in the assets that Buying Fund is expected to hold immediately after consummation of the Opportunities III Fund Reorganization by approximately 9% of the net asset value of Buying Fund. The Board also noted that the treatment of these tax attributes can be affected by a variety of different factors occurring after the date of the data presented to the Board (both before and after the Closing). As a result, the outcome of these matters is difficult to predict.

     The total expenses to be incurred by Opportunities III Fund in connection with the Opportunities III Fund Reorganization are expected to be approximately $97,000. The Board noted that AIM had agreed to pay 100% of Opportunities III Fund's expenses in connection with the Opportunities III Fund Reorganization. Buying

Fund is expected to incur approximately $30,000 of expenses in connection with the Opportunities III Fund Reorganization and will bear all of those costs and expenses.


     To determine which party would bear the expenses to be incurred in connection with the Opportunities III Fund Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and Opportunities III Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by Opportunities III Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for Opportunities III Fund's shareholders to recoup expenses incurred in the Opportunities III Fund Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of Opportunities III Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of Opportunities III Fund and Buying Fund.


     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of Opportunities III Fund in connection with the Opportunities III Fund Reorganization.

     Based on the foregoing and the information presented at the Board meeting discussed above, the Board determined that the Opportunities III Fund Reorganization is advisable and in the best interests of Opportunities III Fund and will not dilute the interests of Opportunities III Fund's shareholders. Therefore, the Board recommended the approval of the Agreement by the shareholders of Opportunities III Fund at the Opportunities III Fund Special Meeting.

OTHER TERMS

     If any amendment is made to the Agreements following the mailing of this Proxy Statement/Prospectus and prior to the Closing which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made which would not have a material adverse effect on shareholders, the Agreements may be amended without shareholder approval by mutual agreement of the parties.

     Trust and Buyer have made representations and warranties in the Agreements that are customary in matters such as the Reorganizations. The obligations of Trust and Buyer pursuant to the Agreements are subject to various conditions, including the following mutual conditions:

     - the assets of each Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by each Selling Fund immediately prior to the Reorganizations;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of each Selling Fund shall have approved their respective Agreements; and

     - Trust and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreements will not result in the recognition of gain or loss for Federal income tax purposes for each Selling Fund, Buying Fund or their shareholders.

     The Board and the Board of Trustees of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreements for the shareholders of each Selling Fund. The Agreements may be terminated and the Reorganizations may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of each Selling Fund do not approve their respective Agreements or if the Closing does not occur on or before September 30, 2007.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of each Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from each Reorganization, under currently applicable law, are as follows:

     - each Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by a Selling Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of such Selling Fund or on the distribution of those shares to such Selling Fund's shareholders;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of a Selling Fund in exchange for shares of Buying Fund issued directly to such Selling Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of each Selling Fund upon the exchange of shares of such Selling Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of each Selling Fund will be the same as the shareholder's tax basis of the shares of such Selling Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of each Selling Fund will include the period for which such shareholder held the shares of such Selling Fund exchanged therefor, provided that such shares of each Selling Fund are capital assets in the hands of such shareholder as of the Closing; and

     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of each Selling Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganizations. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust and Buyer as to the foregoing Federal income tax consequences of the Reorganizations, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission. and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF EACH SELLING FUND. EACH SELLING FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THEIR REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganizations will each be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of each Selling Fund will be the same as the book cost basis of such assets to such Selling Fund.

                             RIGHTS OF SHAREHOLDERS

     Trust and Buyer are each Delaware statutory trusts. Generally, there are no material differences between the rights of shareholders under the Agreements and Declaration of Trust of Trust and the rights of shareholders under the Agreements and Declaration of Trust of Buyer.

                                 CAPITALIZATION

     The following table sets forth, as of June 30, 2006, (i) the capitalization of each class of shares of Opportunities II Fund and Opportunities III Fund;
(ii) the capitalization of each class of shares of Buying Fund; and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreements.


                             OPPORTUNITIES II   OPPORTUNITIES III                                       PRO FORMA
                                   FUND                FUND           BUYING FUND     PRO FORMA        BUYING FUND
                              CLASS A SHARES      CLASS A SHARES    CLASS A SHARES   ADJUSTMENTS     CLASS A SHARES
                             ----------------   -----------------   --------------   -----------     --------------


Net Assets.................     $57,155,666        $29,616,998       $244,452,193    $   (20,792)(1)  $331,204,065
Shares Outstanding.........       2,547,340          3,316,047         12,903,253     (1,284,355)(2)    17,482,285
Net Asset Value Per Share..     $     22.44        $      8.93       $      18.95                     $      18.95





                             OPPORTUNITIES II   OPPORTUNITIES III                                       PRO FORMA
                                   FUND                FUND           BUYING FUND     PRO FORMA        BUYING FUND
                              CLASS B SHARES      CLASS B SHARES    CLASS B SHARES   ADJUSTMENTS     CLASS B SHARES
                             ----------------   -----------------   --------------   -----------     --------------


Net Assets.................     $34,517,066        $28,556,443        $88,772,775    $    (7,551)(1)  $151,838,733
Shares Outstanding.........       1,611,361          3,332,021          5,301,748     (1,175,550)(2)     9,069,580
Net Asset Value Per Share..     $     21.42        $      8.57        $     16.74                     $      16.74






                               OPPORTUNITIES II   OPPORTUNITIES III                                       PRO FORMA
                                     FUND                FUND           BUYING FUND     PRO FORMA        BUYING FUND
                                CLASS C SHARES      CLASS C SHARES    CLASS C SHARES   ADJUSTMENTS     CLASS C SHARES
                               ----------------   -----------------   --------------   -----------     --------------


Net Assets...................     $12,862,764         $8,283,014        $19,484,163     $  (1,657)(1)    $40,628,284
Shares Outstanding...........         600,423            966,692          1,165,415      (302,415)         2,430,115
Net Asset Value Per Share....     $     21.42         $     8.57        $     16.72                      $     16.72



--------


   (1) AIM will bear 100% of each Selling Fund's Reorganization expenses, therefore Net Assets have not been adjusted for any expenses expected to be incurred by each Selling Fund in connection with the Reorganizations. The Buying Fund will incur approximately $30,000 in connection with the Reorganizations which was allocated to Buying Fund Class A, Class B and Class C, shown above, based on relative net assets. Net Assets Pro Forma Adjustments include this amount.


   (2) Shares Outstanding have been adjusted for the accumulated change in the number of shares of each Selling Fund's shareholder accounts based on the relative value of each Selling Fund's and Buying Fund's Net asset Value Per Share assuming the Reorganizations would have taken place on June 30, 2006.

     The following table sets forth, as of June 30, 2006, (i) the capitalization of each class of shares of Opportunities II Fund; (ii) the capitalization of each class of shares of Buying Fund; and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreements.


                                        OPPORTUNITIES II                                       PRO FORMA
                                              FUND           BUYING FUND     PRO FORMA        BUYING FUND
                                         CLASS A SHARES    CLASS A SHARES   ADJUSTMENTS     CLASS A SHARES
                                        ----------------   --------------   -----------     --------------


Net Assets............................     $57,155,666      $244,452,193      $(20,792)(1)   $301,587,067
Shares Outstanding....................       2,547,340        12,903,253       469,141(2)      15,919,734
Net Asset Value Per Share.............     $     22.44      $      18.95                     $      18.94




                                        OPPORTUNITIES II                                       PRO FORMA
                                              FUND           BUYING FUND     PRO FORMA        BUYING FUND
                                         CLASS B SHARES    CLASS B SHARES   ADJUSTMENTS     CLASS B SHARES
                                        ----------------   --------------   -----------     --------------


Net Assets............................     $34,517,066       $88,772,775      $ (7,551)(1)   $123,282,290
Shares Outstanding....................       1,611,361         5,301,748       450,488(2)       7,363,597
Net Asset Value Per Share.............     $     21.42       $     16.74                     $      16.74

                                         OPPORTUNITIES II                                       PRO FORMA
                                               FUND           BUYING FUND     PRO FORMA        BUYING FUND
                                          CLASS C SHARES    CLASS C SHARES   ADJUSTMENTS     CLASS C SHARES
                                         ----------------   --------------   -----------     --------------


Net Assets.............................     $12,862,764       $19,484,163      $ (1,657)(1)    $32,345,270
Shares Outstanding.....................         600,423         1,165,415       168,779          1,934,617
Net Asset Value Per Share..............     $     21.42       $     16.72                      $     16.72



--------


   (1) AIM will bear 100% of Opportunities II Fund's Reorganization expenses, therefore Net Assets have not been adjusted for any expenses expected to be incurred by Opportunities II Fund in connection with the Opportunities II Fund Reorganization. The Buying Fund will incur approximately $30,000 in connection with the Opportunities II Fund Reorganization which was allocated to Buying Fund Class A, Class B and Class C, shown above, based on relative net assets. Net Assets Pro Forma Adjustments include this amount.


   (2) Shares Outstanding have been adjusted for the accumulated change in the number of shares of Opportunities II Fund's shareholder accounts based on the relative value of Opportunities II Fund's and Buying Fund's Net asset Value Per Share assuming the Opportunities II Fund Reorganization would have taken place on June 30, 2006.

     The following table sets forth, as of June 30, 2006, (i) the capitalization of each class of shares of Opportunities III Fund; (ii) the capitalization of each class of shares of Buying Fund; and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreements.


                                       OPPORTUNITIES III                                       PRO FORMA
                                              FUND           BUYING FUND     PRO FORMA        BUYING FUND
                                         CLASS A SHARES    CLASS A SHARES   ADJUSTMENTS     CLASS A SHARES
                                       -----------------   --------------   -----------     --------------


Net Assets...........................     $29,616,998       $244,452,193    $   (20,792)(1)  $274,048,399
Shares Outstanding...................       3,316,047         12,903,253     (1,753,393)(2)    14,465,907
Net Asset Value Per Share............     $      8.93       $      18.95                     $      18.94





                                       OPPORTUNITIES III                                       PRO FORMA
                                              FUND           BUYING FUND     PRO FORMA        BUYING FUND
                                         CLASS B SHARES    CLASS B SHARES   ADJUSTMENTS     CLASS B SHARES
                                       -----------------   --------------   -----------     --------------


Net Assets...........................     $28,556,443        $88,772,775    $    (7,551)(1)  $117,321,667
Shares Outstanding...................       3,332,021          5,301,748     (1,626,201)(2)     7,007,568
Net Asset Value Per Share............     $      8.57        $     16.74                     $      16.74





                                        OPPORTUNITIES III                                       PRO FORMA
                                               FUND           BUYING FUND     PRO FORMA        BUYING FUND
                                          CLASS C SHARES    CLASS C SHARES   ADJUSTMENTS     CLASS C SHARES
                                        -----------------   --------------   -----------     --------------


Net Assets............................      $8,283,014        $19,484,163     $  (1,657)(1)    $27,765,520
Shares Outstanding....................         966,692          1,165,415      (471,205)         1,660,902
Net Asset Value Per Share.............      $     8.57        $     16.72                      $     16.72


--------


   (1) AIM will bear 100% of Opportunities III Fund's Reorganization expenses, therefore Net Assets have not been adjusted for any expenses expected to be incurred by Opportunities III Fund in connection with the Opportunities III Fund Reorganization. The Buying Fund will incur approximately $30,000 in connection with the Opportunities III Fund Reorganization which was allocated to Buying Fund Class A, Class B and Class C, shown above, based on relative net assets. Net Assets Pro Forma Adjustments include this amount.


   (2) Shares Outstanding have been adjusted for the accumulated change in the number of shares of Opportunities III Fund's shareholder accounts based on the relative value of Opportunities III Fund's and Buying Fund's Net asset Value Per Share assuming the Opportunities III Fund Reorganization would have taken place on June 30, 2006.

                                  LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganizations will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                          ADDITIONAL INFORMATION ABOUT
                          BUYING FUND AND SELLING FUNDS

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix III: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to each Selling Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of each Selling Fund; (ii) see "Fund Management" and "Portfolio Managers" for more information about the management of each Selling Fund; (iii) see "Share Price" for more information about the pricing of shares of each Selling Fund;
(iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of each Selling Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about each Selling Fund's policy with respect to dividends and distributions.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Opportunities II Fund Prospectus and related Statement of Additional Information and the Opportunities III Fund Prospectus and related Statement of Additional Information, is Registration No. 811-08697. Such Selling Fund Prospectuses are incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-01540. Such Buying Fund Prospectus is incorporated herein by reference.

     Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549, and at the following regional office of the SEC: 1801 California Street, Suite 4800, Denver, Colorado 80202. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meetings and at any adjournments of the Special Meetings. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meetings. However, you do not need to attend the Special Meetings to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.


     Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meetings of Shareholders and the enclosed proxy card on or about January 31, 2007 to all shareholders entitled to vote. Shareholders of record of each Selling Fund as of the close of business on January 22, 2007 (the "Record Date") are entitled to vote at the Special Meetings. The number of shares outstanding of each class of shares of each Selling Fund on the Record Date can be found at Exhibit B. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.


TIME AND PLACE OF SPECIAL MEETINGS

     We are holding both of the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on March 15, 2007, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meetings and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Trust at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meetings or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meetings and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meetings, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreements, as recommended by the Board, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meetings.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meetings that you have revoked your proxy. In addition, although merely attending the Special Meetings will not revoke your proxy, if you are present at the Special Meetings you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of each Selling Fund on the Record Date are present at the Special Meetings in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meetings for purposes of establishing a quorum.

     If a quorum is not present at the Special Meetings or a quorum is present but sufficient votes to approve the Agreements are not received, the persons named as proxies may propose one or more adjournments of the Special Meetings to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meetings in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganizations in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganizations against such adjournment. A shareholder vote may be taken on the Reorganizations prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Approval of the Agreements and, in connection therewith, the sale of all of each Selling Fund's assets and the termination of each Selling Fund as a designated series of the Trust, requires a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of each Selling Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of each Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of each Selling Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Agreements because approval of the Agreements requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

PROXY SOLICITATION


     Trust will solicit proxies for the Special Meetings. Trust expects to solicit proxies principally by mail, but Trust may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. AIM will bear 100% of each Selling Fund's costs and expenses incurred in connection with the reorganization, including solicitation costs. Solicitation costs are expected to be approximately $12,000 per Selling Fund.


OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meetings other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES


     A list of the name, address and percent ownership of each person who, as of January 22, 2007, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of each Selling Fund can be found at Exhibit C.

     A list of the name, address and percent ownership of each person who, as of January 22, 2007, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit D.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of each class of each Selling Fund's shares and Buying Fund's shares by trustees and current executive officers of Trust can be found in Exhibits C and D, respectively.

                                    EXHIBIT A

     CLASSES OF SHARES OF EACH SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING FUND



  Classes of Shares of                          Classes of Shares of     Corresponding Classes of
  Opportunities II Fund                        Opportunities III Fund      Shares of Buying Fund
  ---------------------                        ----------------------    ------------------------


  Class A                                              Class A                    Class A
  Class B                                              Class B                    Class B
  Class C                                              Class C                    Class C

                                    EXHIBIT B



      SHARES OUTSTANDING OF EACH CLASS OF EACH SELLING FUND ON RECORD DATE


     As of January 22, 2007, there were the following number of shares outstanding of each class of each Selling Fund:


OPPORTUNITIES II FUND
---------------------

Class A Shares:
Class B Shares:
Class C Shares:

OPPORTUNITIES III FUND
----------------------

Class A Shares:
Class B Shares:
Class C Shares:

                                    EXHIBIT C

                    OWNERSHIP OF SHARES OF EACH SELLING FUND

SIGNIFICANT HOLDERS


     Listed below is the name, address and percent ownership of each person who, as of January 22, 2007, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of each Selling Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of each Selling Fund is presumed to "control" that Selling Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


     AIM OPPORTUNITIES II FUND


                                                               NUMBER OF    PERCENT OWNED
NAME AND ADDRESS                           CLASS OF SHARES   SHARES OWNED     OF RECORD*
----------------                           ---------------   ------------   -------------









--------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     AIM OPPORTUNITIES III FUND


                                                               NUMBER OF    PERCENT OWNED
NAME AND ADDRESS                           CLASS OF SHARES   SHARES OWNED     OF RECORD*
----------------                           ---------------   ------------   -------------









--------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES


     To the best of the knowledge of Trust, the ownership of shares of each Selling Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of each Selling Fund as of January 22, 2007.

                                    EXHIBIT D

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS


     Listed below is the name, address and percent ownership of each person who, as of January 22, 2007, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.



                                              CLASS OF     NUMBER OF    PERCENT OWNED
NAME AND ADDRESS                               SHARES    SHARES OWNED     OF RECORD*
----------------                              --------   ------------   -------------









--------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES


     To the best of the knowledge of Trust, the ownership of shares of each Selling Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of each Selling Fund as of January 22, 2007.

                                                                      APPENDIX I

                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                           AIM OPPORTUNITIES II FUND,

                             A SEPARATE PORTFOLIO OF

                         AIM SPECIAL OPPORTUNITIES FUNDS

                                NOVEMBER 8, 2006

                                TABLE OF CONTENTS




                                                                                PAGE
                                                                                ----


ARTICLE 1 DEFINITIONS........................................................   1
  SECTION 1.1.       Definitions.............................................   1

ARTICLE 2 TRANSFER OF ASSETS.................................................   4
  SECTION 2.1.       Reorganization of Selling Fund..........................   4
  SECTION 2.2.       Computation of Net Asset Value..........................   4
  SECTION 2.3.       Valuation Date..........................................   4
  SECTION 2.4.       Delivery................................................   4
  SECTION 2.5.       Termination of Series and Redemption of Selling Fund       5
                     Shares..................................................
  SECTION 2.6.       Issuance of Buying Fund Shares..........................   5
  SECTION 2.7.       Investment Securities...................................   5
  SECTION 2.8.       Liabilities.............................................   5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER...........................   5
  SECTION 3.1.       Organization; Authority.................................   5
  SECTION 3.2.       Registration and Regulation of Seller...................   5
  SECTION 3.3.       Financial Statements....................................   6
  SECTION 3.4.       No Material Adverse Changes; Contingent Liabilities.....   6
  SECTION 3.5.       Selling Fund Shares; Business Operations................   6
  SECTION 3.6.       Accountants.............................................   6
  SECTION 3.7.       Binding Obligation......................................   6
  SECTION 3.8.       No Breaches or Defaults.................................   6
  SECTION 3.9.       Authorizations or Consents..............................   7
  SECTION 3.10.      Permits.................................................   7
  SECTION 3.11.      No Actions, Suits or Proceedings........................   7
  SECTION 3.12.      Contracts...............................................   7
  SECTION 3.13.      Properties and Assets...................................   7
  SECTION 3.14.      Taxes...................................................   8
  SECTION 3.15.      Benefit and Employment Obligations......................   8
  SECTION 3.16.      Brokers.................................................   8
  SECTION 3.17.      Voting Requirements.....................................   8
  SECTION 3.18.      State Takeover Statutes.................................   8
  SECTION 3.19.      Books and Records.......................................   8
  SECTION 3.20.      Prospectus and Statement of Additional Information......   8
  SECTION 3.21.      No Distribution.........................................   9
  SECTION 3.22.      Liabilities of Selling Fund.............................   9
  SECTION 3.23.      Value of Shares.........................................   9
  SECTION 3.24.      Intercompany Indebtedness; Consideration................   9

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER............................   9
  SECTION 4.1.       Organization; Authority.................................   9
  SECTION 4.2.       Registration and Regulation of Buyer....................   9
  SECTION 4.3.       Financial Statements....................................   9
  SECTION 4.4.       No Material Adverse Changes; Contingent Liabilities.....   9
  SECTION 4.5.       Registration of Buying Fund Shares......................   10
  SECTION 4.6.       Accountants.............................................   10
  SECTION 4.7.       Binding Obligation......................................   10

                                                                                PAGE
                                                                                ----

  SECTION 4.8.       No Breaches or Defaults.................................   10
  SECTION 4.9.       Authorizations or Consents..............................   11
  SECTION 4.10.      Permits.................................................   11
  SECTION 4.11.      No Actions, Suits or Proceedings........................   11
  SECTION 4.12.      Taxes...................................................   11
  SECTION 4.13.      Brokers.................................................   11
  SECTION 4.14.      Representations Concerning the Reorganization...........   12
  SECTION 4.15.      Prospectus and Statement of Additional Information......   12
  SECTION 4.16.      Value of Shares.........................................   12
  SECTION 4.17.      Intercompany Indebtedness; Consideration................   12

ARTICLE 5 COVENANTS..........................................................   12
  SECTION 5.1.       Conduct of Business.....................................   12
  SECTION 5.2.       Expenses................................................   13
  SECTION 5.3.       Further Assurances......................................   13
  SECTION 5.4.       Notice of Events........................................   13
  SECTION 5.5.       Consents, Approvals and Filings.........................   13
  SECTION 5.6.       Submission of Agreement to Shareholders.................   13

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.........................   14
  SECTION 6.1.       Conditions Precedent of Buyer...........................   14
  SECTION 6.2.       Mutual Conditions.......................................   14
  SECTION 6.3.       Conditions Precedent of Seller..........................   15

ARTICLE 7 TERMINATION OF AGREEMENT...........................................   15
  SECTION 7.1.       Termination.............................................   15
  SECTION 7.2.       Survival After Termination..............................   16

ARTICLE 8 MISCELLANEOUS......................................................   16
  SECTION 8.1.       Survival of Representations, Warranties and Covenants...   16
  SECTION 8.2.       Governing Law...........................................   16
  SECTION 8.3.       Binding Effect, Persons Benefiting, No Assignment.......   16
  SECTION 8.4.       Obligations of Buyer and Seller.........................   16
  SECTION 8.5.       Amendments..............................................   16
  SECTION 8.6.       Enforcement.............................................   16
  SECTION 8.7.       Interpretation..........................................   16
  SECTION 8.8.       Counterparts............................................   17
  SECTION 8.9.       Entire Agreement; Exhibits and Schedules................   17
  SECTION 8.10.      Notices.................................................   17
  SECTION 8.11.      Representations by Investment Adviser...................   17
  SECTION 8.12.      Successors and Assigns; Assignment......................   18

                     Excluded Liabilities of Selling Fund
  EXHIBIT A
  SCHEDULE 2.1       Classes of Shares of Selling Fund and Corresponding
                     Classes of Shares of Buying Fund
  SCHEDULE 3.4       Certain Contingent Liabilities of Selling Fund
  SCHEDULE 4.4       Certain Contingent Liabilities of Buying Fund
  SCHEDULE 4.5(a)    Classes of Shares of Buying Fund
  SCHEDULE 4.14(b)   Permitted Reorganizations of Funds
  SCHEDULE 6.2(f)    Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 8, 2006 (this "Agreement"), by and among AIM Special Opportunities Funds, a Delaware statutory trust ("Seller"), acting on behalf of AIM Opportunities II Fund ("Selling Fund"), a separate series of Seller, AIM Funds Group, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Select Equity Fund ("Buying Fund"), a separate series of Buyer, and A I M Advisors, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and


     WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement;


     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

          "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

          "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

          "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

          "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

          "Buyer" means AIM Funds Group, a Delaware statutory trust.

          "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

          "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

          "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-01540.

          "Buying Fund" means AIM Select Equity Fund, a separate series of
     Buyer.

          "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

          "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended December 31, 2005 and the Buying Fund Semiannual Report to Shareholders dated June 30, 2006.

          "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

          "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

          "Closing Date" means March 16, 2007, or such other date as the parties may mutually agree upon.

          "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

          "Corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

          "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

          "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

          "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

          "Investment Adviser" means A I M Advisors, Inc.

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

          "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

          "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

          "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

          "NYSE" means the New York Stock Exchange.

          "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

          "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

          "Required Shareholder Vote" means, if a quorum is present, a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of such Selling Fund.

          "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

          "Seller" means AIM Special Opportunities Funds, a Delaware statutory trust.

          "Seller Custodian" means State Street Bank and Trust acting in its capacity as custodian for the assets of Selling Fund.

          "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-08697.

          "Selling Fund" means AIM Opportunities II Fund, a separate series of Seller.

          "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

          "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended October 31, 2006.

          "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

          "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

          "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

          "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

          "Termination Date" means September 30, 2007, or such later date as the parties may mutually agree upon.

          "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

          "Trustee Benefit Plans" means the Deferred Compensation Agreement for the Directors/Trustees of the AIM Funds, the AIM Funds Retirement Plan for Eligible Directors/Trustees, the Deferred Fee Agreement, the

     INVESCO Funds Retirement Plan for Independent Directors and the Deferred Retirement Plan Account Agreement.

          "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                    ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the

Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) Except for the Senior Officer Seller is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year ending October 31, 2006, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Except for the absence of, or default under, Permits (as defined below) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Seller's Board of Trustees.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Selling Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2006 and for the short taxable year beginning on November 1, 2006 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended October 31, 2006 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. Except for any obligations under the Trustee Benefit Plans and the Amended and Restated AIM Funds' Incentive/Retention Bonus Plan, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to, under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor.

     SECTION 3.24. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

     (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year ending December 31, 2005, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Except for the absence of, or default under, Permits that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Buyer's Board of Trustees.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Buying Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                    ARTICLE 5

                                    COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

     SECTION 5.2. Expenses. Buying Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Prior to the submission of the Agreement to the Boards of Trustees of Buyer and Seller for approval, the Investment Adviser, in the ordinary course of its business as a registered investment advisor operating under the Advisors Act, agreed to bear all of the costs and expenses of Selling Fund incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by Selling Fund shall not be reimbursed or paid for by the Investment Advisor unless those expenses are solely and directly related to the Reorganization. Except as provided in the preceding sentence, Selling Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Neither Selling Fund nor Buying Fund (nor any Person related to Selling Fund or Buying
Fund) will pay or assume any expenses of the Selling Fund Shareholders (including, but not limited to, any expenses of Selling Fund Shareholders that are solely and directly related to the Reorganization).

     SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications

     SECTION 5.6. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

                                    ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                    ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                    ARTICLE 8

                                  MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated.

The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               AIM Special Opportunities Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: John M. Zerr

               with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

          (b) If to Buyer:

               AIM Funds Group
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: John M. Zerr

               with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11.  Representations by Investment Adviser.

     (a) In its capacity as investment adviser to Seller, the Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     (b) In its capacity as investment adviser to Buyer, the Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted reorganizations of funds set forth on Schedule 4.14(b).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        AIM SPECIAL OPPORTUNITIES FUNDS, acting
                                        on
                                        behalf of AIM OPPORTUNITIES II FUND

                                        By:       /s/ PHILIP A. TAYLOR
                                            ------------------------------------
                                            Name:    Philip A. Taylor
                                            Title:   Principal Executive Officer

                                        AIM FUNDS GROUP, acting on behalf of AIM
                                        SELECT EQUITY FUND

                                        By:       /s/ PHILIP A. TAYLOR
                                            ------------------------------------
                                            Name:    Philip A. Taylor
                                            Title:   Principal Executive Officer

                                        A I M ADVISORS, INC.

                                        By:       /s/ PHILIP A. TAYLOR
                                            ------------------------------------
                                            Name:    Philip A. Taylor
                                            Title:   President

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

 CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND


                                               CORRESPONDING CLASSES OF
   CLASSES OF SHARES OF SELLING FUND             SHARES OF BUYING FUND
   ---------------------------------           ------------------------


       AIM Opportunities II Fund                AIM Select Equity Fund
            Class A Shares                          Class A Shares
            Class B Shares                          Class B Shares
            Class C Shares                          Class C Shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 4.4

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                 SCHEDULE 4.5(a)

                        CLASSES OF SHARES OF BUYING FUND


   CLASSES OF SHARES OF BUYING FUND
   --------------------------------


            Class A Shares
            Class B Shares
            Class C Shares

                                SCHEDULE 4.14(b)

                       PERMITTED REORGANIZATIONS OF FUNDS

AIM Opportunities I Fund into AIM Small Cap Equity Fund

AIM Opportunities III Fund into AIM Select Equity Fund

AIM Advantage Health Sciences Fund into AIM Global Health Care Fund

                                 SCHEDULE 6.2(F)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                           AIM OPPORTUNITIES III FUND,

                             A SEPARATE PORTFOLIO OF

                         AIM SPECIAL OPPORTUNITIES FUNDS

                                NOVEMBER 8, 2006

                                TABLE OF CONTENTS




                                                                                PAGE
                                                                                ----


ARTICLE 1 DEFINITIONS........................................................     1
  SECTION 1.1.       Definitions.............................................     1
                                                                                  4
ARTICLE 2 TRANSFER OF ASSETS.................................................
  SECTION 2.1.       Reorganization of Selling Fund..........................     4
  SECTION 2.2.       Computation of Net Asset Value..........................     4
  SECTION 2.3.       Valuation Date..........................................     4
  SECTION 2.4.       Delivery................................................     4
  SECTION 2.5.       Termination of Series and Redemption of Selling Fund         5
                     Shares..................................................
  SECTION 2.6.       Issuance of Buying Fund Shares..........................     5
  SECTION 2.7.       Investment Securities...................................     5
  SECTION 2.8.       Liabilities.............................................     5
                                                                                  5
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER...........................
  SECTION 3.1.       Organization; Authority.................................     5
  SECTION 3.2.       Registration and Regulation of Seller...................     5
  SECTION 3.3.       Financial Statements....................................     6
  SECTION 3.4.       No Material Adverse Changes; Contingent Liabilities.....     6
  SECTION 3.5.       Selling Fund Shares; Business Operations................     6
  SECTION 3.6.       Accountants.............................................     6
  SECTION 3.7.       Binding Obligation......................................     7
  SECTION 3.8.       No Breaches or Defaults.................................     7
  SECTION 3.9.       Authorizations or Consents..............................     7
  SECTION 3.10.      Permits.................................................     7
  SECTION 3.11.      No Actions, Suits or Proceedings........................     7
  SECTION 3.12.      Contracts...............................................     8
  SECTION 3.13.      Properties and Assets...................................     8
  SECTION 3.14.      Taxes...................................................     8
  SECTION 3.15.      Benefit and Employment Obligations......................     8
  SECTION 3.16.      Brokers.................................................     8
  SECTION 3.17.      Voting Requirements.....................................     8
  SECTION 3.18.      State Takeover Statutes.................................     8
  SECTION 3.19.      Books and Records.......................................     9
  SECTION 3.20.      Prospectus and Statement of Additional Information......     9
  SECTION 3.21.      No Distribution.........................................     9
  SECTION 3.22.      Liabilities of Selling Fund.............................     9
  SECTION 3.23.      Value of Shares.........................................     9
  SECTION 3.24.      Intercompany Indebtedness; Consideration................     9
                                                                                  9
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER............................
  SECTION 4.1.       Organization; Authority.................................     9
  SECTION 4.2.       Registration and Regulation of Buyer....................     9
  SECTION 4.3.       Financial Statements....................................     9
  SECTION 4.4.       No Material Adverse Changes; Contingent Liabilities.....    10
  SECTION 4.5.       Registration of Buying Fund Shares......................    10
  SECTION 4.6.       Accountants.............................................    10
  SECTION 4.7.       Binding Obligation......................................    10
  SECTION 4.8.       No Breaches or Defaults.................................    10

                                                                                PAGE
                                                                                ----

  SECTION 4.9.       Authorizations or Consents..............................    11
  SECTION 4.10.      Permits.................................................    11
  SECTION 4.11.      No Actions, Suits or Proceedings........................    11
  SECTION 4.12.      Taxes...................................................    11
  SECTION 4.13.      Brokers.................................................    12
  SECTION 4.14.      Representations Concerning the Reorganization...........    12
  SECTION 4.15.      Prospectus and Statement of Additional Information......    12
  SECTION 4.16.      Value of Shares.........................................    12
  SECTION 4.17.      Intercompany Indebtedness; Consideration................    12
                                                                                 13
ARTICLE 5 COVENANTS..........................................................
  SECTION 5.1.       Conduct of Business.....................................    13
  SECTION 5.2.       Expenses................................................    13
  SECTION 5.3.       Further Assurances......................................    13
  SECTION 5.4.       Notice of Events........................................    13
  SECTION 5.5.       Consents, Approvals and Filings.........................    13
  SECTION 5.6.       Submission of Agreement to Shareholders.................    14
                                                                                 14
ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.........................
  SECTION 6.1.       Conditions Precedent of Buyer...........................    14
  SECTION 6.2.       Mutual Conditions.......................................    14
  SECTION 6.3.       Conditions Precedent of Seller..........................    15
                                                                                 15
ARTICLE 7 TERMINATION OF AGREEMENT...........................................
  SECTION 7.1.       Termination.............................................    15
  SECTION 7.2.       Survival After Termination..............................    16
                                                                                 16
ARTICLE 8 MISCELLANEOUS......................................................
  SECTION 8.1.       Survival of Representations, Warranties and Covenants...    16
  SECTION 8.2.       Governing Law...........................................    16
  SECTION 8.3.       Binding Effect, Persons Benefiting, No Assignment.......    16
  SECTION 8.4.       Obligations of Buyer and Seller.........................    16
  SECTION 8.5.       Amendments..............................................    17
  SECTION 8.6.       Enforcement.............................................    17
  SECTION 8.7.       Interpretation..........................................    17
  SECTION 8.8.       Counterparts............................................    17
  SECTION 8.9.       Entire Agreement; Exhibits and Schedules................    17
  SECTION 8.10.      Notices.................................................    17
  SECTION 8.11.      Representations by Investment Adviser...................    18
  SECTION 8.12.      Successors and Assigns; Assignment......................    18


  EXHIBIT A          Excluded Liabilities of Selling Fund
  SCHEDULE 2.1       Classes of Shares of Selling Fund and Corresponding
                     Classes of Shares of Buying Fund
  SCHEDULE 3.4       Certain Contingent Liabilities of Selling Fund
  SCHEDULE 4.4       Certain Contingent Liabilities of Buying Fund
  SCHEDULE 4.5(a)    Classes of Shares of Buying Fund
  SCHEDULE 4.14(b)   Permitted Reorganizations of Funds
  SCHEDULE 6.2(f)    Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 8, 2006 (this "Agreement"), by and among AIM Special Opportunities Funds, a Delaware statutory trust ("Seller"), acting on behalf of AIM Opportunities III Fund ("Selling Fund"), a separate series of Seller, AIM Funds Group, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Select Equity Fund ("Buying Fund"), a separate series of Buyer, and A I M Advisors, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, the Investment Adviser (as defined below) serves as the investment advisor to both Buying Fund and Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement;

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

          "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

          "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

          "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

          "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

          "Buyer" means AIM Funds Group, a Delaware statutory trust.

          "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

          "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

          "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-01540.

          "Buying Fund" means AIM Select Equity Fund, a separate series of
     Buyer.

          "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

          "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended December 31, 2005 and the Buying Fund Semiannual Report to Shareholders dated June 30, 2006.

          "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

          "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

          "Closing Date" means March 16, 2007, or such other date as the parties may mutually agree upon.

          "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

          "Corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

          "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

          "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

          "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

          "Investment Adviser" means A I M Advisors, Inc.

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

          "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

          "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

          "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

          "NYSE" means the New York Stock Exchange.

          "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

          "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

          "Required Shareholder Vote" means, if a quorum is present, a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of such Selling Fund.

          "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

          "Seller" means AIM Special Opportunities Funds, a Delaware statutory trust.

          "Seller Custodian" means State Street Bank and Trust acting in its capacity as custodian for the assets of Selling Fund.

          "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-08697.

          "Selling Fund" means AIM Opportunities III Fund, a separate series of Seller.

          "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

          "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended October 31, 2006.

          "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

          "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

          "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

          "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

          "Termination Date" means September 30, 2007, or such later date as the parties may mutually agree upon.

          "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

          "Trustee Benefit Plans" means the Deferred Compensation Agreement for the Directors/Trustees of the AIM Funds, the AIM Funds Retirement Plan for Eligible Directors/Trustees, the Deferred Fee Agreement, the

     INVESCO Funds Retirement Plan for Independent Directors and the Deferred Retirement Plan Account Agreement.

          "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                    ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the

Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund. As of the Closing Date, at least 33 1/3% of Selling Fund's portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of Buying Fund. Selling Fund did not alter its portfolio in anticipation of the Reorganization to meet the 33 1/3% threshold.

     (e) Except for the Senior Officer Seller is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year ending October 31, 2006, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and
(i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Except for the absence of, or default under, Permits (as defined below) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Seller's Board of Trustees.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Selling Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2006 and for the short taxable year beginning on November 1, 2006 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended October 31, 2006 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. Except for any obligations under the Trustee Benefit Plans and the Amended and Restated AIM Funds' Incentive/Retention Bonus Plan, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to, under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor.

     SECTION 3.24. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

     (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year ending December 31, 2005, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the

Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Except for the absence of, or default under, Permits that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Buyer's Board of Trustees.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Buying Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company as required by the Investment Company Act.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                    ARTICLE 5

                                    COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

     SECTION 5.2. Expenses. Buying Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Prior to the submission of the Agreement to the Boards of Trustees of Buyer and Seller for approval, the Investment Adviser, in the ordinary course of its business as a registered investment advisor operating under the Advisors Act, agreed to bear all of the costs and expenses of Selling Fund incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by Selling Fund shall not be reimbursed or paid for by the Investment Advisor unless those expenses are solely and directly related to the Reorganization. Except as provided in the preceding sentence, Selling Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Neither Selling Fund nor Buying Fund (nor any Person related to Selling Fund or Buying
Fund) will pay or assume any expenses of the Selling Fund Shareholders (including, but not limited to, any expenses of Selling Fund Shareholders that are solely and directly related to the Reorganization).

     SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications.

     SECTION 5.6. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

                                    ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                    ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                    ARTICLE 8

                                  MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               AIM Special Opportunities Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: John M. Zerr

               with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

          (b) If to Buyer:

               AIM Funds Group
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: John M. Zerr

               with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11.  Representations by Investment Adviser.

     (a) In its capacity as investment adviser to Seller, the Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     (b) In its capacity as investment adviser to Buyer, the Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted reorganizations of funds set forth on Schedule 4.14(b).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        AIM SPECIAL OPPORTUNITIES FUNDS, acting
                                        on
                                        behalf of AIM OPPORTUNITIES III FUND

                                        By:       /s/ PHILIP A. TAYLOR
                                            ------------------------------------
                                            Name:    Philip A. Taylor
                                            Title:   Principal Executive Officer

                                        AIM FUNDS GROUP, acting on behalf of AIM
                                        SELECT EQUITY FUND

                                        By:       /s/ PHILIP A. TAYLOR
                                            ------------------------------------
                                            Name:    Philip A. Taylor
                                            Title:   Principal Executive Officer

                                        A I M ADVISORS, INC.

                                        By:       /s/ PHILIP A. TAYLOR
                                            ------------------------------------
                                            Name:    Philip A. Taylor
                                            Title:   President

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

 CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND


                                               CORRESPONDING CLASSES OF
   CLASSES OF SHARES OF SELLING FUND             SHARES OF BUYING FUND
   ---------------------------------           ------------------------


      AIM Opportunities III Fund                AIM Select Equity Fund
            Class A Shares                          Class A Shares
            Class B Shares                          Class B Shares
            Class C Shares                          Class C Shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 4.4

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                 SCHEDULE 4.5(A)

                        CLASSES OF SHARES OF BUYING FUND


   CLASSES OF SHARES OF BUYING FUND
   --------------------------------


            Class A Shares
            Class B Shares
            Class C Shares

                                SCHEDULE 4.14(B)

                       PERMITTED REORGANIZATIONS OF FUNDS

AIM Opportunities I Fund into AIM Small Cap Equity Fund

AIM Opportunities II Fund into AIM Select Equity Fund

AIM Advantage Health Sciences Fund into AIM Global Health Care Fund

                                 SCHEDULE 6.2(F)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                    Appendix III


                           AIM COUNSELOR SERIES TRUST

                    AIM Floating Rate Fund - Class A, C and R
                   Supplement dated September 20, 2006 to the
                         Prospectus dated April 14, 2006
                  as supplemented May 8, 2006 and July 5, 2006

                    AIM Multi-Sector Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                       Prospectus dated December 20, 2005
                as supplemented January 17, 2006, April 13, 2006,
                  April 21, 2006, May 8, 2006 and July 5, 2006

                 AIM Structured Core Fund - Class A, B, C and R
                AIM Structured Growth Fund - Class A, B, C and R
                 AIM Structured Value Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated March 31, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                                AIM EQUITY FUNDS

                         AIM Capital Development Fund -
                          Class A, B, C, R and Investor
                     AIM Charter Fund - Class A, B, C and R
                  AIM Constellation Fund - Class A, B, C and R
                         AIM Diversified Dividend Fund -
                          Class A, B, C, R and Investor
                        AIM Large Cap Basic Value Fund -
                          Class A, B, C, R and Investor
                           AIM Large Cap Growth Fund -
                          Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                                 AIM FUNDS GROUP

             AIM Basic Balanced Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                         Prospectus dated April 24, 2006
                    as supplemented May 1, 2006, May 8, 2006
                                and July 5, 2006

               AIM European Small Company Fund - Class A, B and C
                    AIM Global Value Fund - Class A, B and C
             AIM International Small Company Fund - Class A, B and C
               AIM Mid Cap Basic Value Fund - Class A, B, C and R
                    AIM Select Equity Fund - Class A, B and C
                 AIM Small Cap Equity Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated April 24, 2006
                  as supplemented May 8, 2006 and July 5, 2006

                                AIM GROWTH SERIES

                   AIM Basic Value Fund - Class A, B, C and R
                  AIM Global Equity Fund - Class A, B, C and R
             AIM International Allocation Fund - Class A, B, C and R
            AIM Small Cap Growth Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated April 24, 2006
                  as supplemented May 8, 2006 and July 5, 2006
             AIM Conservative Allocation Fund - Class A, B, C and R
                AIM Growth Allocation Fund - Class A, B, C and R
                AIM Income Allocation Fund - Class A, B, C and R
               AIM Moderate Allocation Fund - Class A, B, C and R
            AIM Moderate Growth Allocation Fund - Class A, B, C and R
                  AIM Moderately Conservative Allocation Fund -
                               Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated April 24, 2006
                    as supplemented May 8, 2006, July 5, 2006
                               and August 23, 2006

                         AIM INTERNATIONAL MUTUAL FUNDS

                 AIM Asia Pacific Growth Fund - Class A, B and C
                           AIM European Growth Fund -
                          Class A, B, C, R and Investor
              AIM Global Aggressive Growth Fund - Class A, B and C
                    AIM Global Growth Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                      AIM International Core Equity Fund -
                          Class A, B, C, R and Investor
               AIM International Growth Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                  as supplemented April 21, 2006, May 1, 2006,
                          May 8, 2006 and July 5, 2006

                              AIM INVESTMENT FUNDS

                 AIM Developing Markets Fund - Class A, B and C
                 AIM Trimark Endeavor Fund - Class A, B, C and R
                     AIM Trimark Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

             AIM Trimark Small Companies Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                       Prospectus dated February 28, 2006
                 as supplemented March 24, 2006, April 21, 2006,
                          May 8, 2006 and July 5, 2006

                        AIM China Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                         Prospectus dated March 31, 2006
                  as supplemented April 21, 2006, May 8, 2006,
                         June 27, 2006 and July 5, 2006

                 AIM Enhanced Short Bond Fund - Class A, C and R
                   Supplement dated September 20, 2006 to the
                         Prospectus dated March 31, 2006
                 as supplemented April 21, 2006 and May 8, 2006

                 AIM International Bond Fund - Class A, B and C
                        AIM Japan Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated March 31, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                         AIM INVESTMENT SECURITIES FUNDS

                AIM Global Real Estate Fund - Class A, B, C and R
                AIM Money Market Fund - AIM Cash Reserve Shares,
                           Class B, C, R and Investor
              AIM Real Estate Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                       Prospectuses dated October 25, 2005
                as supplemented December 8, 2005, April 21, 2006,
                           May 8, 2006 and July 5, 206

                AIM High Yield Fund - Class A, B, C and Investor
                       AIM Intermediate Government Fund -
                          Class A, B, C, R and Investor
              AIM Municipal Bond Fund - Class A, B, C and Investor
                   Supplement dated September 20, 2006 to the
                       Prospectuses dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006,
                  April 21, 2006, May 8, 2006 and July 5, 2006

                AIM Total Return Bond Fund - Class A, B, C and R
                   Supplement dated September 20, 2006 to the
                       Prospectuses dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006,
            April 21, 2006, May 1, 2006, May 8, 2006 and July 5, 2006

               AIM Limited Maturity Treasury Fund - Class A and A3
                   Supplement dated September 20, 2006 to the
                        Prospectus dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006,
                         April 21, 2006 and May 8, 2006

                   AIM Short Term Bond Fund - Class A, C and R
                   Supplement dated September 20, 2006 to the
                        Prospectus dated October 25, 2005
                             as revised June 9, 2006

                                AIM SECTOR FUNDS

                  AIM Energy Fund - Class A, B, C and Investor
            AIM Financial Services Fund - Class A, B, C and Investor
                AIM Leisure Fund - Class A, B, C, R and Investor
                AIM Technology Fund - Class A, B, C and Investor
                 AIM Utilities Fund - Class A, B, C and Investor
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated July 31, 2006

                         AIM SPECIAL OPPORTUNITIES FUNDS

                   AIM Opportunities I Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                       Prospectus dated February 28, 2006
                  as supplemented April 21, 2006, May 8, 2006,
                          June 2, 2006 and July 5, 2006
                  AIM Opportunities II Fund - Class A, B and C
                  AIM Opportunities III Fund - Class A, B and C
                   Supplement dated September 20, 2006 to the
                      Prospectuses dated February 28, 2006
                  as supplemented April 21, 2006, May 8, 2006,
                  June 2, 2006, June 30, 2006 and July 5, 2006

                                 AIM STOCK FUNDS

                AIM Dynamics Fund - Class A, B, C, R and Investor
                   Supplement dated September 20, 2006 to the
                        Prospectus dated October 25, 2005
                as supplemented December 8, 2006, April 21, 2006,
                          May 8, 2006 and July 5, 2006

                     AIM S&P 500 Index Fund - Investor Class
                   Supplement dated September 20, 2006 to the
                        Prospectus dated October 25, 2005
               as supplemented December 8, 2005, January 31, 2006,
                         April 21, 2006 and May 8, 2006

                       AIM SUMMIT FUND - Class A, B and C
                   Supplement dated September 20, 2006 to the
                       Prospectus dated February 28, 2006
                   as supplemented April 21, 2006, May 8, 2006
                                and July 5, 2006

                              AIM TAX-EXEMPT FUNDS

                AIM High Income Municipal Fund - Class A, B and C
                 AIM Tax-Exempt Cash Fund - Class A and Investor
                 AIM Tax-Free Intermediate Fund - Class A and A3
                   Supplement dated September 20, 2006 to the
                        Prospectuses dated July 31, 2006

                          AIM TREASURER'S SERIES TRUST

                       Premier Portfolio - Investor Class
                  Premier Tax-Exempt Portfolio - Investor Class
            Premier U.S. Government Money Portfolio - Investor Class
                   Supplement dated September 20, 2006 to the
                       Prospectus dated December 20, 2005
                 as supplemented April 21, 2006 and May 8, 2006

Effective December 29, 2006, shareholders of AIM Advantage Health Sciences Fund, AIM Global Health Care Fund and AIM Gold & Precious Metals Fund may be charged a 2% redemption fee (on redemption proceeds) if shares are redeemed, including redeeming by exchange, within 30 days of their purchase.

Also effective December 29, 2006, AIM Advantage Health Sciences Fund, AIM Global Health Care Fund and AIM Gold & Precious Metals Fund are added to the list of funds appearing immediately under the heading "SHAREHOLDER INFORMATION - REDEEMING SHARES - REDEMPTION FEE" in the prospectus.

                           AIM COUNSELOR SERIES TRUST

              AIM Advantage Health Sciences Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
               Prospectus dated December 20, 2005 as supplemented
                        January 17, 2006, April 21, 2006
                                 and May 8, 2006

                    AIM Multi-Sector Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
               Prospectus dated December 20, 2005 as supplemented
                January 17, 2006, April 13, 2006, April 21, 2006,
                                 and May 8, 2006

                 AIM Structured Core Fund - Class A, B, C and R
                AIM Structured Growth Fund - Class A, B, C and R
                 AIM Structured Value Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
                Prospectuses dated March 31, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

                                AIM EQUITY FUNDS

          AIM Capital Development Fund - Class A, B, C, R and Investor
                     AIM Charter Fund - Class A, B, C and R
                  AIM Constellation Fund - Class A, B, C and R
          AIM Diversified Dividend Fund - Class A, B, C, R and Investor
         AIM Large Cap Basic Value Fund - Class A, B, C, R and Investor
            AIM Large Cap Growth Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
              Prospectuses dated February 28, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

                                 AIM FUNDS GROUP

               AIM European Small Company Fund - Class A, B and C
                    AIM Global Value Fund - Class A, B and C
             AIM International Small Company Fund - Class A, B and C
               AIM Mid Cap Basic Value Fund - Class A, B, C and R
                    AIM Select Equity Fund - Class A, B and C
                 AIM Small Cap Equity Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
                        Prospectuses dated April 24, 2006
                           as supplemented May 8, 2006

             AIM Basic Balanced Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
                 Prospectus dated April 24, 2006 as supplemented
                           May 1, 2006 and May 8, 2006

                                AIM GROWTH SERIES

                   AIM Basic Value Fund - Class A, B, C and R
             AIM Conservative Allocation Fund - Class A, B, C and R
                  AIM Global Equity Fund - Class A, B, C and R
                AIM Growth Allocation Fund - Class A, B, C and R
                AIM Income Allocation Fund - Class A, B, C and R
             AIM International Allocation Fund - Class A, B, C and R
               AIM Mid Cap Core Equity Fund - Class A, B, C and R
               AIM Moderate Allocation Fund - Class A, B, C and R
            AIM Moderate Growth Allocation Fund - Class A, B, C and R
                  AIM Moderately Conservative Allocation Fund -
                               Class A, B, C and R
            AIM Small Cap Growth Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
                        Prospectuses dated April 24, 2006
                           as supplemented May 8, 2006

                         AIM INTERNATIONAL MUTUAL FUNDS

                 AIM Asia Pacific Growth Fund - Class A, B and C
            AIM European Growth Fund - Class A, B, C, R and Investor
              AIM Global Aggressive Growth Fund - Class A, B and C
                    AIM Global Growth Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
                      Prospectuses dated February 28, 2006
                 as supplemented April 21, 2006 and May 8, 2006

       AIM International Core Equity Fund - Class A, B, C, R and Investor
               AIM International Growth Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
              Prospectuses dated February 28, 2006 as supplemented
                   April 21, 2006, May 1, 2006 and May 8, 2006

                              AIM INVESTMENT FUNDS

                        AIM China Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
                 Prospectus dated March 31, 2006 as supplemented
                  April 21, 2006, May 8, 2006 and June 27, 2006

                 AIM International Bond Fund - Class A, B and C
                        AIM Japan Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
                Prospectuses dated March 31, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

                 AIM Developing Markets Fund - Class A, B and C
            AIM Global Health Care Fund - Class A, B, C and Investor
                 AIM Trimark Endeavor Fund - Class A, B, C and R
                     AIM Trimark Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
              Prospectuses dated February 28, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

             AIM Trimark Small Companies Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
               Prospectus dated February 28, 2006 as supplemented
                 March 24, 2006, April 21, 2006 and May 8, 2006

                         AIM INVESTMENT SECURITIES FUNDS

                AIM Global Real Estate Fund - Class A, B, C and R
                AIM Money Market Fund - AIM Cash Reserve Shares,
                           Class B, C, R and Investor
              AIM Real Estate Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
               Prospectuses dated October 25, 2005 as supplemented
                December 8, 2005, April 21, 2006 and May 8, 2006

                AIM High Yield Fund - Class A, B, C and Investor
                       AIM Intermediate Government Fund -
                          Class A, B, C, R and Investor
              AIM Municipal Bond Fund - Class A, B, C and Investor
                      Supplement dated July 5, 2006 to the
               Prospectuses dated October 25, 2005 as supplemented
                       December 8, 2005, March 31, 2006,
                         April 21, 2006 and May 8, 2006

                 AIM Income Fund - Class A, B, C, R and Investor
                AIM Total Return Bond Fund - Class A, B, C and R
                      Supplement dated July 5, 2006 to the
               Prospectuses dated October 25, 2005 as supplemented
               December 8, 2005, March 31, 2006, April 21, 2006,
                          May 1, 2006 and May 8, 2006

                                AIM SECTOR FUNDS

                  AIM Energy Fund - Class A, B, C and Investor
            AIM Financial Services Fund - Class A, B, C and Investor
          AIM Gold & Precious Metals Fund - Class A, B, C and Investor
                AIM Leisure Fund - Class A, B, C, R and Investor
                AIM Technology Fund - Class A, B, C and Investor
                 AIM Utilities Fund - Class A, B, C and Investor
                      Supplement dated July 5, 2006 to the
                Prospectus dated October 25, 2005 as supplemented
                        December 8, 2005, March 31, 2006,
                 April 13, 2006, April 21, 2006 and May 8, 2006

                         AIM SPECIAL OPPORTUNITIES FUNDS

                   AIM Opportunities I Fund - Class A, B and C
                  AIM Opportunities II Fund - Class A, B and C
                  AIM Opportunities III Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
              Prospectuses dated February 28, 2006 as supplemented
           April 21, 2006, May 8, 2006, June 2, 2006 and June 30, 2006

                                 AIM STOCK FUNDS

                AIM Dynamics Fund - Class A, B, C, R and Investor
                      Supplement dated July 5, 2006 to the
                Prospectus dated October 25, 2005 as supplemented
                December 8, 2005, April 21, 2006 and May 8, 2006

                       AIM SUMMIT FUND - Class A, B and C
                      Supplement dated July 5, 2006 to the
               Prospectus dated February 28, 2006 as supplemented
                         April 21, 2006 and May 8, 2006

                              AIM TAX-EXEMPT FUNDS

                AIM High Income Municipal Fund - Class A, B and C
                      Supplement dated July 5, 2006 to the
                    Prospectus dated July 29, 2005 as revised
                       April 13, 2006 and as supplemented
                         April 21, 2006 and May 8, 2006

The Boards of Trustees for the series portfolios listed above (each, a "Fund") approved the conversion of certain Class B shares (the "Legacy Class B Shares") of the Funds into Class A shares of such Fund and in the case of AIM Money Market Fund, into AIM Cash Reserve Shares. The Legacy Class B Shares are those Class B shares that were acquired by (i) exchange offer from the closed-end fund predecessor of AIM Floating Rate Fund, or (ii) exchange offer from another Fund if such shares were previously acquired by exchange offer from the closed-end fund predecessor of AIM Floating Rate Fund. The conversion of the Legacy Class B Shares to Class A shares or AIM Cash Reserve Shares, as applicable, is scheduled to occur July 27, 2006 at 5:00 p.m. Eastern time (the "Conversion Date"). On the Conversion Date, each shareholder of record of Legacy Class B Shares of a Fund will receive that number of Class A shares of such Fund or AIM Cash Reserve shares of AIM Money Market Fund having an aggregate net asset value equal to the net asset value of the Legacy Class B Shares of such Fund held by such shareholder immediately prior to the Conversion Date. No Fund or holder of Legacy Class B Shares is expected to recognize gain or loss for federal income tax purposes in connection with the Legacy Class B Shares conversion.

After the conversion, and as a result of owning Class A shares, the 12b-1 fees paid by former holders of Legacy Class B Shares will be reduced from 1.00% to 0.25%.

                                    * * * * *

Effective July 17, 2006, you will not pay a contingent deferred sales charge if you redeem Class B shares that were acquired by (i) exchange offer from the closed-end fund predecessor of AIM Floating Rate Fund, or (ii) exchange offer from another series portfolio listed above if such shares were previously acquired by exchange offer from the closed-end fund predecessor of AIM Floating Rate Fund.

                           AIM COUNSELOR SERIES TRUST

                  AIM Advantage Health Sciences Fund - Class A,
                     B and C Supplement dated May 8, 2006 to
                     the Prospectus dated December 20, 2005
               as supplemented January 17, 2006 and April 21, 2006

                   AIM Floating Rate Fund-Class A, B1, C and R
                       Supplement dated May 8, 2006 to the
                         Prospectus dated April 14, 2006

                    AIM Multi-Sector Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                       Prospectus dated December 20, 2005
                as supplemented January 17, 2006, April 13, 2006
                               and April 21, 2006

                 AIM Structured Core Fund - Class A, B, C and R
                AIM Structured Growth Fund - Class A, B, C and R
                 AIM Structured Value Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated March 31, 2006 as
                           supplemented April 21, 2006

                                AIM EQUITY FUNDS

                 AIM Capital Development Fund - Class A, B, C, R
               and Investor AIM Charter Fund - Class A, B, C and R
                  AIM Constellation Fund - Class A, B, C and R
          AIM Diversified Dividend Fund - Class A, B, C, R and Investor
         AIM Large Cap Basic Value Fund - Class A, B, C, R and Investor
            AIM Large Cap Growth Fund - Class A, B, C, R and Investor
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                         as supplemented April 21, 2006

                                 AIM FUNDS GROUP

                AIM European Small Company Fund - Class A, B and
                   C AIM Global Value Fund - Class A, B and C
             AIM International Small Company Fund - Class A, B and C
               AIM Mid Cap Basic Value Fund - Class A, B, C and R
                    AIM Select Equity Fund - Class A, B and C
                 AIM Small Cap Equity Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                        Prospectuses dated April 24, 2006

                   AIM Basic Balanced Fund - Class A, B, C, R
                and Investor Supplement dated May 8, 2006 to the
                         Prospectus dated April 24, 2006
                           as supplemented May 1, 2006

                                AIM GROWTH SERIES

                 AIM Basic Value Fund - Class A, B, C and R AIM
               Conservative Allocation Fund - Class A, B, C and R
                  AIM Global Equity Fund - Class A, B, C and R
                AIM Growth Allocation Fund - Class A, B, C and R
                AIM Income Allocation Fund - Class A, B, C and R
                AIM International Allocation Fund - Class A, B, C
            and R AIM Mid Cap Core Equity Fund - Class A, B, C and R
               AIM Moderate Allocation Fund - Class A, B, C and R
            AIM Moderate Growth Allocation Fund - Class A, B, C and R
        AIM Moderately Conservative Allocation Fund - Class A, B, C and R
            AIM Small Cap Growth Fund - Class A, B, C, R and Investor
                       Supplement dated May 8, 2006 to the
                        Prospectuses dated April 24, 2006

                         AIM INTERNATIONAL MUTUAL FUNDS

                 AIM Asia Pacific Growth Fund - Class A, B and C
            AIM European Growth Fund - Class A, B, C, R and Investor
              AIM Global Aggressive Growth Fund - Class A, B and C
                    AIM Global Growth Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                         as supplemented April 21, 2006

       AIM International Core Equity Fund - Class A, B, C, R and Investor
               AIM International Growth Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                 as supplemented April 21, 2006 and May 1, 2006

                              AIM INVESTMENT FUNDS

                        AIM China Fund - Class A, B and C
                 AIM Enhanced Short Bond Fund - Class A, C and R
                 AIM International Bond Fund - Class A, B and C
                        AIM Japan Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                        Prospectuses dated March 31, 2006
                         as supplemented April 21, 2006

                 AIM Developing Markets Fund - Class A, B and C
            AIM Global Health Care Fund - Class A, B, C and Investor
                 AIM Trimark Endeavor Fund - Class A, B, C and R
                     AIM Trimark Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                         as supplemented April 21, 2006

             AIM Trimark Small Companies Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                       Prospectus dated February 28, 2006
                as supplemented March 24, 2006 and April 21, 2006

                         AIM INVESTMENT SECURITIES FUNDS

                AIM Global Real Estate Fund - Class A, B, C and R
                AIM Money Market Fund - AIM Cash Reserve Shares,
                           Class B, C, R and Investor
              AIM Real Estate Fund - Class A, B, C, R and Investor
                       Supplement dated May 8, 2006 to the
                       Prospectuses dated October 25, 2005
                        as supplemented December 8, 2005
                               and April 21, 2006

                AIM High Yield Fund - Class A, B, C and Investor
                       AIM Intermediate Government Fund -
                          Class A, B, C, R and Investor
               AIM Limited Maturity Treasury Fund - Class A and A3
              AIM Municipal Bond Fund - Class A, B, C and Investor
                       Supplement dated May 8, 2006 to the
                       Prospectuses dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006
                               and April 21, 2006

                 AIM Income Fund - Class A, B, C, R and Investor
                AIM Total Return Bond Fund - Class A, B, C and R
                       Supplement dated May 8, 2006 to the
                       Prospectuses dated October 25, 2005
           as supplemented December 8, 2005, March 31, 2006, April 21,
                              2006 and May 1, 2006

                   AIM Short Term Bond Fund - Class A, C and R
                       Supplement dated May 8, 2006 to the
                        Prospectus dated October 25, 2005
               as supplemented December 8, 2005, February 3, 2006,
                        March 31, 2006 and April 21, 2006

                                AIM SECTOR FUNDS

                  AIM Energy Fund - Class A, B, C and Investor
            AIM Financial Services Fund - Class A, B, C and Investor
          AIM Gold & Precious Metals Fund - Class A, B, C and Investor
                AIM Leisure Fund - Class A, B, C, R and Investor
                AIM Technology Fund - Class A, B, C and Investor
                 AIM Utilities Fund - Class A, B, C and Investor
                       Supplement dated May 8, 2006 to the
                        Prospectus dated October 25, 2005
                as supplemented December 8, 2005, March 31, 2006
                        April 13, 2006 and April 21, 2006

                         AIM SPECIAL OPPORTUNITIES FUNDS

                   AIM Opportunities I Fund - Class A, B and C
                  AIM Opportunities II Fund - Class A, B and C
                  AIM Opportunities III Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                      Prospectuses dated February 28, 2006
                         as supplemented April 21, 2006

                                 AIM STOCK FUNDS

                    AIM Dynamics Fund - Class A, B, C, R and
                  Investor Supplement dated May 8, 2006 to the
                        Prospectus dated October 25, 2005
               as supplemented December 8, 2005 and April 21, 2006

                     AIM S&P 500 Index Fund - Investor Class
                       Supplement dated May 8, 2006 to the
                        Prospectus dated October 25, 2005
                        as supplemented December 8, 2005,
                       January 31, 2006 and April 21, 2006

                       AIM SUMMIT FUND - Class A, B and C
                       Supplement dated May 8, 2006 to the
                       Prospectus dated February 28, 2006
                         as supplemented April 21, 2006

                              AIM TAX-EXEMPT FUNDS

                AIM High Income Municipal Fund - Class A, B and C
                       Supplement dated May 8, 2006 to the
                         Prospectus dated July 29, 2005
                          as revised April 13, 2006 and
                         as supplemented April 21, 2006

                 AIM Tax-Exempt Cash Fund - Class A and Investor
                       Supplement dated May 8, 2006 to the
                         Prospectus dated July 29, 2005
                        as supplemented December 8, 2005,
                      December 23, 2005 and April 21, 2006

                 AIM Tax-Free Intermediate Fund - Class A and A3
                       Supplement dated May 8, 2006 to the
                         Prospectus dated July 29, 2005
              as supplemented December 8, 2005, December 23, 2005,
                        March 31, 2006 and April 21, 2006

                          AIM TREASURER'S SERIES TRUST

                       Premier Portfolio - Investor Class
                  Premier Tax-Exempt Portfolio - Investor Class
            Premier U.S. Government Money Portfolio - Investor Class
                       Supplement dated May 8, 2006 to the
                       Prospectus dated December 20, 2005
                         as supplemented April 21, 2006

Reference is made to the "SHAREHOLDER INFORMATION - REDEEMING SHARES - Permitted Exchanges" section of the above referenced prospectuses.

Class B1 Shares of AIM Floating Rate Fund may be exchanged for Class A, Class A3, Investor Class or AIM Cash Reserve Shares. Exceptions are: (1) Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund are currently closed to new investors and (2) Investor Class Shares are currently offered to new investors only on a limited basis (see "SHAREHOLDER INFORMATION - PURCHASING SHARES - Grandfathered Investors" section of the above referenced prospectuses). You will not pay a sales charge, contingent deferred sales charge or other sales charge when exchanging such Class B1 shares.

Class B1 Shares of AIM Floating Rate Fund may not be exchanged for Class B, Class C, Class P, Class R or Institutional Class Shares.

                                                          AIM SELECT EQUITY FUND

                                                                     PROSPECTUS
                                                                 APRIL 24, 2006

AIM Select Equity Fund seeks to achieve long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4

Expense Example                                      4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5
------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------

FUND MANAGEMENT                                      7
------------------------------------------------------

The Advisor                                          7

Advisor Compensation                                 7

Portfolio Manager(s)                                 7

OTHER INFORMATION                                    8
------------------------------------------------------

Sales Charges                                        8

Dividends and Distributions                          8

FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-8

Redeeming Shares                                  A-10

Exchanging Shares                                 A-13

Pricing of Shares                                 A-16

Taxes                                             A-17

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, with prospects for above-average market returns, without regard to market capitalization. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.



    The fund's portfolio manager focuses on companies that: (1) have experienced above-average, long-term growth in earnings; (2) have excellent prospects for future growth; or (3) are undervalued relative to the company's assets, or the equity markets generally. The fund's portfolio manager considers whether to sell a particular security when any of these factors materially changes.

    The fund generally expects to diversify the strategies that it will employ in seeking to achieve its objective by following AIM's growth, growth at a reasonable price (GARP), and value investment disciplines. The fund anticipates allocating a significant portion of its assets, generally in approximately equal amounts, among those investment disciplines.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................   18.61%
1997...................................................................   19.54%
1998...................................................................   27.09%
1999...................................................................   41.48%
2000...................................................................   -1.77%
2001...................................................................  -25.64%
2002...................................................................  -29.59%
2003...................................................................   29.49%
2004...................................................................   13.87%
2005...................................................................    5.10%


    The Class A shares' year-to-date total return as of March 31, 2006 was 5.82%.

    During the periods shown in the bar chart, the highest quarterly return was 30.49% (quarter ended December 31, 1999) and the lowest quarterly return was -26.14% (quarter ended March 31, 2001).

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------
    (for the periods ended                                        SINCE       INCEPTION
      December 31, 2005)         1 YEAR    5 YEARS    10 YEARS   INCEPTION(1)   DATE
---------------------------------------------------------------------------------------
Class A                                                                       12/04/67
  Return Before Taxes            (0.70)%    (5.17)%     6.74%         --
  Return After Taxes on
     Distributions               (0.70)     (5.18)      5.89          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 (0.45)     (4.32)      5.60          --
Class B                                                                       09/01/93
  Return Before Taxes            (0.69)     (5.19)      6.67
Class C                                                                       08/04/97
  Return Before Taxes             3.32      (4.82)        --        3.12%
---------------------------------------------------------------------------------------
S&P 500(2)                        4.91       0.54       9.07          --            --
Russell 3000(R) Index(2,3)        6.12       1.58       9.20          --            --
Lipper Multi-Cap Core Fund
  Index(2,4)                      8.22       2.21       8.92          --            --
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.
(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 3000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Multi-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(3) The Russell 3000--Registered Trademark-- Index measures the performance of the 3,000 largest U.S. companies and is regarded as the standard for measuring U.S. stock market performance.
(4) The Lipper Multi-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi Cap Core classification. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 Index. The S&P SuperComposite 1500 Index is a market cap weighted index made up of 1,500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 5.50%      None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is less)          None(1)   5.00%      1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.69%      0.69%      0.69%

Distribution and/or
Service (12b-1) Fees                                0.25       1.00       1.00

Other Expenses                                      0.45       0.45       0.45

Total Annual Fund Operating Expenses(3)             1.39       2.14       2.14
--------------------------------------------------------------------------------

(1) A contingent deferred sales charge may apply in some cases. See "Shareholder Information--Choosing a Share Class--Sales Charges."
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) Effective January 1, 2005 through at least June 30, 2006, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum annual advisory fee rate, which fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion.)

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $684     $966     $1,269     $2,127
Class B                                      717      970      1,349      2,282
Class C                                      317      670      1,149      2,472
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $684     $966     $1,269     $2,127
Class B                                      217      670      1,149      2,282
Class C                                      217      670      1,149      2,472
--------------------------------------------------------------------------------

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

- You invest $10,000 in the fund and hold it for the entire 10 year period;

- Your investment has a 5% return before expenses each year;

- The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;

- Hypotheticals both with and without any applicable initial sales charge applied (see "Shareholder Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

- There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.39%        1.39%        1.39%        1.39%        1.39%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                          (1.89)%        1.65%        5.32%        9.12%       13.06%
End of Year Balance              $ 9,791.15   $10,144.61   $10,510.83   $10,890.27   $11,283.41
Estimated Annual Expenses        $   683.73   $   138.55   $   143.56   $   148.74   $   154.11
-----------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)               1.39%        1.39%        1.39%        1.39%        1.39%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           17.14%       21.37%       25.75%       30.29%       35.00%
End of Year Balance              $11,690.74   $12,112.77   $12,550.04   $13,003.10   $13,472.51
Estimated Annual Expenses        $   159.67   $   165.43   $   171.41   $   177.59   $   184.01
-----------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                            YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.39%        1.39%        1.39%        1.39%        1.39%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.61%        7.35%       11.23%       15.24%       19.40%
End of Year Balance              $10,361.00   $10,735.03   $11,122.57   $11,524.09   $11,940.11
Estimated Annual Expenses        $   141.51   $   146.62   $   151.91   $   157.39   $   163.08
-----------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                            YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.39%        1.39%        1.39%        1.39%        1.39%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.71%       28.18%       32.80%       37.60%       42.57%
End of Year Balance              $12,371.15   $12,817.75   $13,280.47   $13,759.89   $14,256.63
Estimated Annual Expenses        $   168.96   $   175.06   $   181.38   $   187.93   $   194.71
-----------------------------------------------------------------------------------------------

CLASS B(2)                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               2.14%        2.14%        2.14%        2.14%        2.14%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.86%        5.80%        8.83%       11.94%       15.14%
End of Year Balance              $10,286.00   $10,580.18   $10,882.77   $11,194.02   $11,514.17
Estimated Annual Expenses        $   217.06   $   223.27   $   229.65   $   236.22   $   242.98
-----------------------------------------------------------------------------------------------

CLASS B(2)                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               2.14%        2.14%        2.14%        1.39%        1.39%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           18.43%       21.82%       25.31%       29.83%       34.52%
End of Year Balance              $11,843.47   $12,182.20   $12,530.61   $12,982.96   $13,451.65
Estimated Annual Expenses        $   249.93   $   257.07   $   264.43   $   177.32   $   183.72
-----------------------------------------------------------------------------------------------

CLASS C(2)                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               2.14%        2.14%        2.14%        2.14%        2.14%
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.86%        5.80%        8.83%       11.94%       15.14%
End of Year Balance              $10,286.00   $10,580.18   $10,882.77   $11,194.02   $11,514.17
Estimated Annual Expenses        $   217.06   $   223.27   $   229.65   $   236.22   $   242.98
-----------------------------------------------------------------------------------------------

CLASS C(2)                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               2.14%        2.14%        2.14%        2.14%        2.14%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           18.43%       21.82%       25.31%       28.89%       32.58%
End of Year Balance              $11,843.47   $12,182.20   $12,530.61   $12,888.98   $13,257.61
Estimated Annual Expenses        $   249.93   $   257.07   $   264.43   $   271.99   $   279.77
-----------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through five for Class B and year one for Class C, have not been deducted.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney general, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2005, the advisor received compensation of 0.69% of average daily net assets.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's annual report to the shareholders for the twelve-month period ended December 31, 2005.

PORTFOLIO MANAGER(S)

Duy Nguyen (lead manager), Portfolio Manager, is primarily responsible for the day-to-day management of the fund's portfolio. He has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he served as vice president and director of quantitative services of FactSet Research Systems, Inc. As the lead manager, Mr. Nguyen generally has the final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows, in accordance with portfolio holdings. The degree to which Mr. Nguyen may perform these functions, and the nature of these functions, may change from time to time.

    Derek S. Izuel, Senior Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 1997.

    They are assisted by the Global Quantitative Strategies Team which may is comprised of portfolio managers and research analysts.
Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http//www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Select Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                             CLASS A
                                              ---------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------
                                                2005           2004            2003           2002           2001
                                              --------       --------        --------       --------       --------
Net asset value, beginning of period          $  17.65       $  15.50        $  11.97       $  17.00       $  22.88
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.04)(a)      (0.06)(a)(b)    (0.09)(a)      (0.06)(a)      (0.08)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.94           2.21            3.62          (4.97)         (5.79)
===================================================================================================================
    Total from investment operations              0.90           2.15            3.53          (5.03)         (5.87)
===================================================================================================================
Less distributions from net realized gains          --             --              --             --          (0.01)
===================================================================================================================
Net asset value, end of period                $  18.55       $  17.65        $  15.50       $  11.97       $  17.00
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                   5.10%         13.87%          29.49%        (29.59)%       (25.64)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $259,946       $292,681        $288,976       $250,666       $396,779
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets           1.39%(d)       1.38%(e)        1.47%          1.32%          1.24%
===================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.21)%(d)     (0.40)%(b)      (0.65)%        (0.45)%        (0.45)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                             91%            38%             69%            86%           117%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income
    (loss) to average net assets excluding the special dividend are $(0.08) and (0.51)%, respectively, for the year ended December 31, 2004.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Ratios are based on average daily net assets of $268,799,905.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.40%, for the year ended December 31, 2004.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                             CLASS B
                                              ---------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------
                                                2005           2004            2003           2002
                                              --------       --------        --------       --------         2001
Net asset value, beginning of period          $  15.78       $  13.96        $  10.86       $  15.54       $  21.07
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.15)(a)      (0.17)(a)(b)    (0.17)(a)      (0.16)(a)      (0.20)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.83           1.99            3.27          (4.52)         (5.32)
===================================================================================================================
    Total from investment operations              0.68           1.82            3.10          (4.68)         (5.52)
===================================================================================================================
Less distributions from net realized gains          --             --              --             --          (0.01)
===================================================================================================================
Net asset value, end of period                $  16.46       $  15.78        $  13.96       $  10.86       $  15.54
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                   4.31%         13.04%          28.55%        (30.12)%       (26.19)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $106,097       $148,300        $198,148       $214,709       $432,002
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets           2.14%(d)       2.13%(e)        2.22%          2.07%          2.00%
===================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.96)%(d)     (1.15)%(b)      (1.40)%        (1.20)%        (1.21)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                             91%            38%             69%            86%           117%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income
    (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively, for the year ended December 31, 2004.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Ratios are based on average daily net assets of $122,289,507.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%, for the year ended December 31, 2004.

                           --------------------------
                             AIM SELECT EQUITY FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS C
                                              ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------
                                               2005          2004           2003          2002          2001
                                              -------       -------        -------       -------       -------
Net asset value, beginning of period          $ 15.75       $ 13.94        $ 10.84       $ 15.52       $ 21.05
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.15)(a)     (0.17)(a)(b)   (0.17)(a)     (0.16)(a)     (0.20)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.83          1.98           3.27         (4.52)        (5.32)
==============================================================================================================
    Total from investment operations             0.68          1.81           3.10         (4.68)        (5.52)
==============================================================================================================
Less distributions from net realized gains         --            --             --            --         (0.01)
==============================================================================================================
Net asset value, end of period                $ 16.43       $ 15.75        $ 13.94       $ 10.84       $ 15.52
______________________________________________________________________________________________________________
==============================================================================================================
Total return(c)                                  4.32%        12.98%         28.60%       (30.15)%      (26.21)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $22,860       $29,710        $33,585       $32,558       $59,112
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets          2.14%(d)      2.13%(e)       2.22%         2.07%         2.00%
==============================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (0.96)%(d)    (1.15)%(b)     (1.40)%       (1.20)%       (1.21)%
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                            91%           38%            69%           86%          117%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income
    (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively, for the year ended December 31, 2004.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Ratios are based on average daily net assets of $25,499,374.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%, for the year ended December 31, 2004.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

All of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Lower              - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.25%             1.00%               1.00%(8)          0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    on or about the     Class A shares    Class A shares    Class A shares
                                         end of the month
                                         which is at
                                         least eight
                                         years after the
                                         date on which
                                         shares were
                                         purchased along
                                         with a pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(10)         the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(9)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details. Class B1 shares of AIM Floating Rate Fund are not available for purchase by either current Class B1 shareholders or by new investors and are not discussed in the chart above. For information on Class B1 shares, consult the fund's prospectus.

 (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

 (2) A contingent deferred sales charge may apply in some cases.

 (3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

 (4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

 (5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



 (6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

 (7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund.

 (8) Class C shares of AIM Floating Rate Fund have a Rule 12b-1 fee of 0.75%.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------


 (9) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(10) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The funds (except AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM ENHANCED SHORT BOND FUND, AIM FLOATING RATE FUND AND
AIM SHORT TERM BOND FUND
INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay:

- an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

- an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund; or

- an initial sales charge or a CDSC on Investor Class shares of any fund.

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASE OF CLASS A SHARES AT NET ASSET VALUE

Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

    Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares:

- A I M Management Group Inc., and its affiliates, or their clients;

- Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of A I M Management Group Inc., its affiliates or The AIM Family of Funds, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

- Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

- Purchases through approved fee-based programs;

- Employer-sponsored retirement plans that are Qualified Purchasers, provided that:

 a. a plan's assets are at least $1 million;

 b. there are at least 100 employees eligible to participate in the plan; or

 c. all plan transactions are executed through a single omnibus account per AIM fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, (the Code) are not eligible to purchase shares at net asset value based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

- Shareholders of Investor Class shares of an AIM fund;

- Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

- Insurance company separate accounts;

- Transfers to IRAs that are attributable to AIM fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

- Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPS, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.
For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, or a description of any defined term used above, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you currently own Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES OF FUNDS OTHER THAN AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS C SHARES OF AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B1 SHARES OF AIM FLOATING RATE FUND On April 13, 2006, AIM Floating Rate Fund, a closed-end fund, was reorganized as an open-end fund. Certain shareholders of Class B shares of closed-end AIM Floating Rate Fund (Closed-End Fund) received Class B1 shares of the open-end AIM Floating Rate Fund in the reorganization. Class B1 shares are not available for purchase. If you redeem those shares, they are subject to a CDSC in the following percentages:

YEAR SINCE PURCHASE MADE (HOLDING PERIOD)                        CLASS B1
-------------------------------------------------------------------------
First                                                             3.0%
Second                                                            2.5%
Third                                                             2.0%
Fourth                                                            1.0%
Longer than Four Years                                            None
-------------------------------------------------------------------------

For purposes of determining the holding period, the date you acquired Class B shares of the Closed-End Fund is the start of the holding period.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, B1, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class B1 shares you held for more than four years from date of purchase of Class B shares of AIM Floating Rate Fund's predecessor, the Closed-End Fund;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described below. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

    The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0   ($25 per fund investment for            $25
403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)               salary deferrals from
                                                                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor     Contact your financial advisor.                  Same

By Mail                         Mail completed account application and check     Mail your check and the remittance slip
                                to the transfer agent, AIM Investment            from your confirmation statement to the
                                Services, Inc., P.O. Box 4739, Houston, TX       transfer agent.
                                77210-4739.

By Wire                         Mail completed account application to the        Call the transfer agent to receive a
                                transfer agent. Call the transfer agent at       reference number. Then, use the wire
                                (800) 959-4246 to receive a reference number.    instructions at left.
                                Then, use the following wire instructions:

                                Beneficiary Bank ABA/Routing #: 021000021
                                Beneficiary Account Number: 00100366807
                                Beneficiary Account Name: AIM Investment
                                Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By Telephone                    Open your account using one of the methods       Select the AIM Bank
                                described above.                                 Connection--Servicemark-- option on
                                                                                 your completed account application or
                                                                                 complete an AIM Bank Connection form.
                                                                                 Mail the application or form to the
                                                                                 transfer agent. Once the transfer agent
                                                                                 has received the form, call the
                                                                                 transfer agent to place your purchase
                                                                                 order.


                                                                                 Call the AIM 24-hour Automated Investor
                                                                                 Line at 1-800-246-5463. You may place
                                                                                 your order after you have provided the
                                                                                 bank instructions that will be
                                                                                 requested.


By Internet                     Open your account using one of the methods       Access your account at
                                described above.                                 www.aiminvestments.com. The proper bank
                                                                                 instructions must have been provided on
                                                                                 your account. You may not purchase
                                                                                 shares in retirement accounts on the
                                                                                 internet.
------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI also assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM China Fund                AIM High Yield Fund
AIM Developing Markets Fund   AIM International Allocation Fund
AIM European Growth Fund      AIM International Bond Fund
AIM European Small Company    AIM International Core Equity Fund
Fund                          AIM International Growth Fund
AIM Floating Rate Fund        AIM International Small Company Fund
AIM Global Aggressive Growth  AIM Japan Fund
Fund                          AIM S&P 500 Index Fund
AIM Global Equity Fund        AIM Trimark Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares at net asset value,

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund, AIM Enhanced    or II Fund, AIM Enhanced Short     within 18 months of initial
  Short Bond Fund, AIM          Bond Fund, AIM Floating Rate       purchase of Category I or II
  Floating Rate Fund or AIM     Fund or AIM Short Term Bond        Fund, AIM Enhanced Short Bond
  Short Term Bond Fund          Fund                               Fund, AIM Floating Rate Fund
                              - Class A shares of Category III     or AIM Short Term Bond Fund
                                Fund(2)                            shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund, AIM Enhanced Short     within 18 months of initial
                                Bond Fund, AIM Floating Rate       purchase of Category III Fund
                                Fund or AIM Short Term Bond        shares
                                Fund

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Class A shares of a Category I, II or III Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a repurchase offer by closed-end AIM Floating Rate Fund prior to April 13, 2006, the early withdrawal charge applicable to shares of closed-end AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class B1, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                           AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all funds are currently
                           offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, B1, C, P, R or Institutional Class Shares.                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund cannot be                                  X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                           offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, B1, C, P, R or Institutional Class Shares.                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, B1, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class B1                 Class A.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class B1                 Class B, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, B1, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------

MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, B1, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                           must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                           offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class B1, P or Institutional Class shares.                                                                X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, B1, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                           shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, B1, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, B1, C, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:


(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.


(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of

AIM Tax-Exempt Cash Fund; or
     (b) Class A shares of another Fund, but only if


         (i)  you acquired the original shares before May 1, 1994; or


         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or


(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or


(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or


(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.


You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class B1 shares for Class A shares;
(4) Class C shares for other Class C shares;
(5) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:



(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;


(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or Class A shares of AIM Short Term Bond Fund;

                                                                      MCF--04/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------



(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.


For shares purchased on or after November 15, 2001, you may not exchange:


(1) Class A shares of Category I or II fund, Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;


(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or


(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS B1, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B, Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares.

    If you redeem Class B or Class C shares acquired by exchange via a repurchase offer by the closed-end AIM Floating Rate Fund, prior to April 13, 2006, you will be credited with the time period you held the Class B or Class C shares of the closed-end AIM Floating Rate Fund for the purpose of computing the CDSC applicable to those exchanged shares.

    If you redeem Class B1 or Class C shares of AIM Floating Rate Fund that were acquired on April 13, 2006 when AIM Floating Rate Fund was reorganized as an open-end fund, you will be credited with the time period you held Class B or Class C shares of the closed-end AIM Floating Rate Fund, for the purpose of computing the CDSC if you later redeem such shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

MCF--04/06

                                 -------------
                                 THE AIM FUNDS

                                 -------------
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt
Securities: Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

                                                                      MCF--04/06

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED ON FORM N-Q, ARE ALSO AVAILABLE AT http://www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Select Equity Fund
   SEC 1940 Act file number: 811-01540
----------------------------------------

AIMinvestments.com     SEQ-PRO-1

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                     Appendix IV

AIM SELECT EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                  We seek to generate superior
                                                                                          risk-adjusted returns by:
PERFORMANCE SUMMARY
                                             ========================================     o Applying a series of quantitative
For the period ending June 30, 2006, AIM     FUND VS. INDEXES                             measurements to rank stocks based on
Select Equity Fund produced a positive                                                    factors specific to the growth,
total return but underperformed the S&P      CUMULATIVE TOTAL RETURNS                     blend/core and value investment
500 Index and its style-specific             12/31/05-6/30/06, EXCLUDING SALES            disciplines.
benchmark, the Russell 3000 Index. A         CHARGES. IF SALES CHARGES WERE INCLUDED,
slight underweight position in               RETURNS WOULD BE LOWER.                      o Scrutinizing the highest ranked stocks
information technology, a moderate                                                        through fundamental analysis, our goal
overweight position in materials as well     Class A Shares                     2.16%     is to validate the results of our
as strong stock selection in both                                                         quantitative models as well as avoid
sectors benefited relative performance       Class B Shares                     1.70      eccentric risks that our model cannot
versus the style-specific benchmark.                                                      predict.
However, health care and                     Class C Shares                     1.76
telecommunication services detracted                                                      o Using risk analysis to identify the
from relative performance versus the         S&P 500 Index                                best mix of highest-ranked stocks from
Russell 3000 Index because of stock          (Broad Market Index)               2.71      each investment discipline.
selection and sector weighting
decisions. The Fund underperformed the       Russell 3000 Index                              The portfolio generally includes 150
broad market, as measured by the S&P 500     (Style-Specific Index)             3.23      to 200 stocks allocated equally across
Index, because of an underweight                                                          investment disciplines and market
position in energy,                          Lipper Multi-Cap Core Fund Index             capitalizations. We also use
                                             (Peer Group Index)                 2.90      quantitative tools that help us to
                                                                                          detect "red flags" in companies that
                                             SOURCE: LIPPER INC.                          would trigger a decision to sell a
                                                                                          particular stock. A stock is considered
                                             ========================================     for sale in any of the following
                                                                                          circumstances:
                                             one of the best-performing market sectors
                                             for the period.                              o Analysis indicates a deterioration in
                                                                                          company fundamentals.
                                                Your Fund's long-term performance
                                             appears on page 5.                           o Analysis indicates there are more
                                                                                          attractive opportunities.
================================================================================
                                                                                          o A stock adversely affects the desired
HOW WE INVEST                                   We select stocks based on analysis of     risk level of the Fund.
                                             individual companies. We use our
We manage your Fund to provide exposure      proprietary quantitative models to build     MARKET CONDITIONS AND YOUR FUND
to a variety of investment styles and        a portfolio diversified across
market capitalizations so that the Fund      investment styles (growth, blend/core        The reporting period started off on a
can be used as a core portfolio. We          and value) as well as market                 positive note with most major market
believe the Fund can serve as a              capitalization (large-, mid- and             indexes posting respectable gains, but
long-term strategic allocation around        small-cap). We believe this                  the market turned in May as investors
which you can make tactical adjustments      diversification positions the Fund to        became concerned about higher
using a combination of style and             potentially perform well in a variety of
market-cap specific investment               market environments.
strategies.

                                                                                                                         (continued)

========================================     ========================================     ========================================
PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*
By sector
              [PIE CHART]                     1. Pharmaceuticals                6.7%       1. Exxon Mobil Corp.               3.5%
Health Care                      18.2%        2. Other Diversified Financial               2. Bank of America Corp.           2.7
Consumer Discretionary           17.8%           Services                       5.1        3. Citigroup Inc.                  2.4
Information Technology           11.4%        3. Investment Banking &                      4. Merck & Co. Inc.                1.9
Industrials                      10.4%           Brokerage                      4.4        5. Cisco Systems, Inc.             1.7
Energy                            7.8%        4. Integrated Oil & Gas           4.3        6. Johnson & Johnson               1.7
Materials                         5.6%        5. Property & Casualty                       7. Aetna Inc.                      1.6
Consumer Staples                  2.7%           Insurance                      4.3        8. IPSCO, Inc. (Canada)            1.6
Telecommunications Services       0.7%                                                     9. Sherwin-Williams Co. (The)      1.5
Money Market Funds and                                                                    10. Yum! Brands, Inc.               1.5
Other Assets Less Liabilities     2.3%       TOTAL NET ASSETS        $352.7 MILLION
Financials                       23.1%
                                             TOTAL NUMBER OF HOLDINGS*          171


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
========================================     ========================================     ========================================

AIM SELECT EQUITY FUND

interest rates and inflation pressures.      computer and server markets. This loss       THE VIEWS AND OPINIONS EXPRESSED IN
During the reporting period, the U.S.        of market share contributed to a             MANAGEMENT'S DISCUSSION OF FUND
Federal Reserve Board (the Fed) continued    reduction in revenue and a decline in        PERFORMANCE ARE THOSE OF A I M ADVISORS,
its tightening policy, raising the key       gross profit margins which had investors     INC. THESE VIEWS AND OPINIONS ARE
federal funds target rate to 5.25% as        questioning the firm's future prospects.     SUBJECT TO CHANGE AT ANY TIME BASED ON
Ben Bernanke settled into his new role                                                    FACTORS SUCH AS MARKET AND ECONOMIC
as Fed Chairman. The Fed continued to           Health care was an overweight             CONDITIONS. THESE VIEWS AND OPINIONS MAY
raise interest rates in part due to          position in the portfolio during the         NOT BE RELIED UPON AS INVESTMENT ADVICE
inflation concerns. The consumer price       period and stock specific issues with        OR RECOMMENDATIONS, OR AS AN OFFER FOR A
index rose 5.2% on a seasonally adjusted     holdings such as UNITEDHEALTH GROUP          PARTICULAR SECURITY. THE INFORMATION IS
annualized rate for the first five           detracted from the Fund's performance.       NOT A COMPLETE ANALYSIS OF EVERY ASPECT
months of 2006 compared to 3.4% for all      During the period, the stock was             OF ANY MARKET, COUNTRY, INDUSTRY,
of 2005. Home sales also showed signs of     negatively affected by publicity             SECURITY OR THE FUND. STATEMENTS OF FACT
weakening during the period due to the       relating to investigations into the          ARE FROM SOURCES CONSIDERED RELIABLE,
effects of higher interest rates.            company's options granting practices as      BUT A I M ADVISORS, INC. MAKES NO
                                             well as an antitrust lawsuit filed by        REPRESENTATION OR WARRANTY AS TO THEIR
   Energy was one of the best performing     Omnicare. However, company fundamentals      COMPLETENESS OR ACCURACY. ALTHOUGH
sectors during the reporting period as       remained strong and, in our opinion, its     HISTORICAL PERFORMANCE IS NO GUARANTEE
global demand for fuel continued to be       stock continued to be attractively           OF FUTURE RESULTS, THESE INSIGHTS MAY
strong. Information technology was a         valued.                                      HELP YOU UNDERSTAND OUR INVESTMENT
positive contributor to Fund performance                                                  MANAGEMENT PHILOSOPHY.
relative to the style-specific index.           At the end of the reporting period,
However, it was one of the worst             the impact of market movements and                 See important Fund and index
performing market sectors during the         allocation decisions resulted in the          disclosures on the inside front cover.
reporting period. Some of the strong         portfolio being primarily overweight in
performance witnessed in the fourth          the health care and consumer
quarter of 2005 and early 2006 was           discretionary sectors. During the                              DUY NGUYEN, Chartered
diminished over concerns of slowing          reporting period, exposure to                  [NGUYEN         Financial Analyst, is
personal computer sales and overall          traditionally more defensive sectors            PHOTO]         lead manager of AIM
valuations of information technology         such as materials and industrials was                          Select Equity Fund.
stocks. Small- and mid-cap stocks            increased. The largest underweight                             Mr. Nguyen joined AIM
generally outperformed large-cap stocks      exposures were utilities and information     in 2000. Prior to joining AIM, he held
and value stocks generally performed         technology. From a market capitalization     the positions of vice president,
better than growth stocks across market      perspective, the Fund increased its          assistant vice president and
capitalizations.                             large-cap exposure while decreasing          quantitative equity analyst for two
                                             small- and mid-cap stock weightings.         other financial services firms. Mr.
   Holdings that benefited the Fund          However, the Fund still was underweight      Nguyen earned a B.B.A. at The University
included traditionally defensive stocks      in large cap stocks versus the Russell       of Texas and an M.S. in Finance from the
in the materials sector, RELIANCE STEEL      3000 Index.                                  University of Houston.
& ALUMINUM and NUCOR. Both firms were
the beneficiaries of the commodities         IN CLOSING                                                     DEREK S. IZUEL,
bull market as inflation pressures                                                            [IZUEL        Chartered Financial
increased the prices of most natural         We continually strive to provide a Fund          PHOTO]        Analyst and Portfolio
resources. During the period, Reliance       that provides exposure to a variety of                         Manager, is manager of
Steel & Aluminum benefited from the          investment styles and market                                   AIM Select Equity
completion of strategic acquisitions and     capitalizations as part of a core            Fund. Mr. Izuel began his investment
earnings announcements above industry        allocation within your overall               career in 1997 as an equity analyst for
analysts' expectations. We subsequently      portfolio. We remain committed to our        another investment firm. He earned a
sold the stock. Nucor is engaged in the      quantitative stock selection process and     Bachelor of Arts degree in computer
manufacture and sale of steel and steel      our focus on investing in high-quality       science from the University of
products and raised earnings guidance        companies regardless of economic or          California-Berkeley and a Master of
during the period based on strong orders     sector trends.                               Business Administration from the
and improving pricing capability.                                                         University of Michigan.
                                                Thank you for investing in AIM Select
   Strong security selection within the      Equity Fund.                                 Assisted by the Global Quantitative
information technology sector generally                                                   Strategies Team
helped Fund performance relative to its
style-specific index. However, the Fund
was negatively affected by holdings such
as INTEL, a key player in the                                                                    [RIGHT ARROW GRAPHIC]
semiconductor industry. Intel has
suffered as a result of increased                                                         FOR A PRESENTATION OF YOUR FUND'S
competition and loss of market share in                                                   LONG-TERM PERFORMANCE, PLEASE SEE
the personal                                                                              PAGE 5.

                                                                      Appendix V

NOTE 14 -- FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                               --------------------------------------------------------------------------------------------------
                               SIX MONTHS
                                 ENDED                                        YEAR ENDED DECEMBER 31,
                                JUNE 30,          -------------------------------------------------------------------------------
                                  2006              2005             2004             2003             2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $  18.55          $  17.65         $  15.50         $  11.97         $  17.00          $  22.88
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                         (0.00)            (0.04)(a)        (0.06)(a)(b)     (0.09)(a)        (0.06)(a)         (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.40              0.94             2.21             3.62            (4.97)            (5.79)
=================================================================================================================================
    Total from investment
      operations                    0.40              0.90             2.15             3.53            (5.03)            (5.87)
=================================================================================================================================
Less distributions from net
  realized gains                      --                --               --               --               --             (0.01)
=================================================================================================================================
Net asset value, end of
  period                        $  18.95          $  18.55         $  17.65         $  15.50         $  11.97          $  17.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                     2.16%             5.10%           13.87%           29.49%          (29.59)%          (25.64)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $244,452          $259,946         $292,681         $288,976         $250,666          $396,779
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets                        1.42%(d)(e)       1.39%            1.38%(e)         1.47%            1.32%             1.24%
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                       (0.00)%(d)        (0.21)%          (0.40)%(b)       (0.65)%          (0.45)%           (0.45)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)            35%               91%              38%              69%              86%              117%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.51)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $258,060,258.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43% (annualized) and 1.40% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                             CLASS B
                                -------------------------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                        YEAR ENDED DECEMBER 31,
                                 JUNE 30,           -----------------------------------------------------------------------------
                                   2006               2005           2004              2003              2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $ 16.46            $  15.78       $  13.96          $  10.86          $  15.54        $  21.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.07)              (0.15)(a)      (0.17)(a)(b)      (0.17)(a)         (0.16)(a)       (0.20)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.35                0.83           1.99              3.27             (4.52)          (5.32)
=================================================================================================================================
    Total from investment
      operations                    0.28                0.68           1.82              3.10             (4.68)          (5.52)
=================================================================================================================================
Less distributions from net
  realized gains                      --                  --             --                --                --           (0.01)
=================================================================================================================================
Net asset value, end of period   $ 16.74            $  16.46       $  15.78          $  13.96          $  10.86        $  15.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                     1.70%               4.31%         13.04%            28.55%           (30.12)%        (26.19)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $88,773            $106,097       $148,300          $198,148          $214,709        $432,002
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets                        2.17%(d)(e)         2.14%          2.13%(e)          2.22%             2.07%           2.00%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets     (0.75)%(d)          (0.96)%        (1.15)%(b)        (1.40)%           (1.20)%         (1.21)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)            35%                 91%            38%               69%               86%            117%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $100,572,409.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.18% (annualized) and 2.15% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                               CLASS C
                                     --------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED                                      YEAR ENDED DECEMBER 31,
                                      JUNE 30,             ----------------------------------------------------------------------
                                        2006                2005          2004             2003          2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                              $ 16.43              $ 15.75       $ 13.94          $ 10.84       $ 15.52         $ 21.05
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          (0.07)               (0.15)(a)     (0.17)(a)(b)     (0.17)(a)     (0.16)(a)       (0.20)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.36                 0.83          1.98             3.27         (4.52)          (5.32)
=================================================================================================================================
    Total from investment
      operations                         0.29                 0.68          1.81             3.10         (4.68)          (5.52)
=================================================================================================================================
Less distributions from net
  realized gains                           --                   --            --               --            --           (0.01)
=================================================================================================================================
Net asset value, end of period        $ 16.72              $ 16.43       $ 15.75          $ 13.94       $ 10.84         $ 15.52
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                          1.76%                4.32%        12.98%           28.60%       (30.15)%        (26.21)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $19,484              $22,860       $29,710          $33,585       $32,558         $59,112
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                 2.17%(d)(e)          2.14%         2.13%(e)         2.22%         2.07%           2.00%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets          (0.75)%(d)           (0.96)%       (1.15)%(b)       (1.40)%       (1.20)%         (1.21)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                 35%                  91%           38%              69%           86%            117%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $21,832,111.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.18% (annualized) and 2.15% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                             AIM SELECT EQUITY FUND
                         A PORTFOLIO OF AIM FUNDS GROUP
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                            AIM OPPORTUNITIES II FUND
                         AND AIM OPPORTUNITIES III FUND
                  PORTFOLIOS OF AIM SPECIAL OPPORTUNITIES FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246


                       STATEMENT OF ADDITIONAL INFORMATION

               (March 15, 2007 Special Meeting of Shareholders of
           AIM Opportunities II Fund and AIM Opportunities III Fund)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated January 31, 2007 for use in connection with the Special Meeting of Shareholders of AIM Opportunities II Fund and AIM Opportunities III Fund to be held on March 15, 2007. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1 800-959-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information dated April 24, 2006, as supplemented May 1, 2006, June 30, 2006, August 1, 2006, September 20, 2006 and December 13, 2006 (the "Statement of Additional Information") for AIM Funds Group (the "Trust"), has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

   The date of this Statement of Additional Information is January 31, 2007.

                                TABLE OF CONTENTS

THE TRUST.....................................................................................S-3

DESCRIPTION OF PERMITTED INVESTMENTS..........................................................S-3

TRUSTEES AND OFFICERS OF THE TRUST............................................................S-3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................................S-3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION.................S-3

PORTFOLIO TRANSACTIONS........................................................................S-3

DESCRIPTION OF SHARES.........................................................................S-3

DETERMINATION OF NET ASSET VALUE..............................................................S-3

TAXES.........................................................................................S-4

PERFORMANCE DATA..............................................................................S-4

FINANCIAL INFORMATION.........................................................................S-4


Appendix I        -     Statement of Additional Information of the Trust

Appendix II       -     Unaudited semiannual financial statements of the Fund

Appendix III      -     Pro forma financial statements of the Fund

THE TRUST

         This Statement of Additional Information relates to AIM Funds Group (the "Trust") and its investment portfolio, AIM Select Equity Fund (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

         For a discussion of the fundamental and non-fundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

         For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and trustees of the Fund, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

         For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

         For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

         For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

         For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

         For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

         For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

         The audited financial statements of the Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

         The unaudited semiannual financial statements of the Fund are attached hereto as Appendix II.

         The pro forma financial statements of the Fund are attached hereto as Appendix III.

                                                                      APPENDIX I

                                RETAIL CLASSES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                       Supplement dated December 13, 2006
        to the Statement of Additional Information dated April 24, 2006, as supplemented May 1, 2006, June 30, 2006, August 1, 2006,
                     September 20, 2006 and October 30, 2006

The following information replaces in its entirety the section entitled "DESCRIPTION OF FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - OTHER INVESTMENTS - OTHER INVESTMENT COMPANIES" on pages 11 and 12 of the Statement of Additional Information:

          "OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds").

          With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

          EXCHANGE-TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under "Other Investment Companies."

          ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

          Investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indicies the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index."

The following information replaces in its entirety the first paragraph under the heading "DESCRIPTION OF FUNDS AND THEIR INVESTMENTS AND RISKS - FUND POLICIES - NON FUNDAMENTAL RESTRICTIONS" on page 25 of the Statement of Additional Information (such paragraph describes each Fund's non-fundamental investment restriction regarding issuer diversification):

          "(1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions."

Effective January 1, 2007, the following information is added after the second paragraph under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - OTHER SERVICE PROVIDERS - TRANSFER AGENT" on page 39 of the Statement of Additional
Information:

          "SUB-TRANSFER AGENT. AIM Funds Management, Inc. ("AFMI"), 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of AMVESCAP PLC, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and AIS. The Trust does not pay a fee to AFMI for these services. Rather AFMI is compensated by AIS, as a sub-contractor."

                                RETAIL CLASSES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                      Supplement dated October 30, 2006 to
          the Statement of Additional Information dated April 24, 2006 as supplemented May 1, 2006, June 30, 2006, August 1, 2006 and
                               September 20, 2006

Effective November 1, 2006, the following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS - AIM MID CAP BASIC VALUE FUND" on page H-2 of the Statement of Additional Information. The following table reflects information as of December 31, 2005 (except as noted):

                                              OTHER REGISTERED        OTHER POOLED
                                                MUTUAL FUNDS       INVESTMENT VEHICLES       OTHER ACCOUNTS
                                            (ASSETS IN MILLIONS)  (ASSETS IN MILLIONS)  (ASSETS IN MILLIONS)(2)
                         DOLLAR RANGE OF    --------------------  --------------------  -----------------------
                       INVESTMENTS IN EACH  NUMBER OF               NUMBER OF              NUMBER OF
PORTFOLIO MANAGER            FUND(1)         ACCOUNTS    ASSETS      ACCOUNTS  ASSETS       ACCOUNTS  ASSETS
-----------------      -------------------  ---------  ---------    ---------  ------      ---------  ------
                                           AIM MID CAP BASIC VALUE FUND

R. Canon Coleman II*   $10,001-$50,000            7    $ 9,746.7          1     $16.7         3137    $977.7

Michael Chapman(3)     $100,001-$500,000       None         None       None      None         None      None

Michael Simon**        $100,001-$500,000         11    $11,030.4          1     $16.7         3137    $977.7

Bret Stanley**         $500,001-$1,000,000       10    $18,831.0          1     $16.7         3137    $977.7


* As of October 20, 2006, the dollar range of investments for Mr. Coleman in AIM Mid Cap Basic Value Fund is $500,001-$1,000,000.

** As of September 30, 2006, the dollar range of investments for Mr. Simon and Mr. Stanley in AIM Mid Cap Basic Value Fund is $100,001-$500,000 and $500,001-$1,000,000, respectively.

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(3) Mr. Chapman will begin serving as portfolio manager on AIM Mid Cap Basic Value Fund on November 1, 2006. The information provided for Mr. Chapman is as of September 30, 2006.

                                 AIM FUNDS GROUP

                                RETAIL CLASSES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                       Supplement dated September 20, 2006
        to the Statement of Additional Information dated April 24, 2006, as supplemented May 1, 2006, June 30, 2006 and August 1, 2006

The following replaces in its entirety the information relating to Philip A. Taylor, under the heading "TRUSTEES AND OFFICERS - INTERESTED PERSONS" in Appendix C in the Statement of Additional Information:

                                  TRUSTEE
                                   AND/OR
   "NAME, YEAR OF BIRTH AND       OFFICER                                                         OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
-------------------------------   -------       -------------------------------------------       --------------------
INTERESTED PERSONS

Philip A. Taylor* - 1954            2006    Director, Chief Executive Officer and President,      None"
Trustee, President and                      A I M Management Group Inc., AIM Mutual Fund Dealer
Principal Executive Officer                 Inc., AIM Funds Management Inc. and 1371 Preferred
                                            Inc.; Director and President, A I M Advisors, Inc.,
                                            INVESCO Funds Group, Inc. and AIM GP Canada Inc.;
                                            Director, A I M Capital Management, Inc. and A I M
                                            Distributors, Inc.; Director and Chairman, AIM
                                            Investment Services, Inc., Fund Management Company
                                            and INVESCO Distributors, Inc.; Director, President
                                            and Chairman, AVZ Callco Inc., AMVESCAP Inc. and
                                            AIM Canada Holdings Inc.; Director and Chief
                                            Executive Officer, AIM Trimark Global Fund Inc. and
                                            AIM Trimark Canada Fund Inc.; Trustee, President
                                            and Principal Executive Officer, The AIM Family of
                                            Funds(R) (other than AIM Treasurer's Series Trust,
                                            Short-Term Investments Trust and Tax-Free
                                            Investments Trust); and Trustee and Executive Vice
                                            President, The AIM Family of Funds(R) (AIM
                                            Treasurer's Series Trust, Short-Term Investments
                                            Trust and Tax-Free Investments Trust only)

                                            Formerly: President and Principal Executive
                                            Officer, The AIM Family of Funds(R) (AIM
                                            Treasurer's Series Trust, Short-Term Investments
                                            Trust and Tax-Free Investments Trust only);
                                            Chairman, AIM Canada Holdings, Inc.; Executive Vice
                                            President and Chief Operations Officer, AIM Funds
                                            Management Inc.; President, AIM Trimark Global Fund
                                            Inc. and AIM Trimark Canada Fund Inc.; and
                                            Director, Trimark Trust

Additionally, effective Septmber 20, 2006, Mark H. Williamson resigned as Trustee and Executive Vice President. Philip A. Taylor has been appointed to replace Mark H. Williamson on the Investments Committee and Valuation Committee.

----------
* Mr. Taylor was appointed as President and Principal Executive Officer of the Trust on August 1, 2006 and was appointed as Trustee of the Trust on September 20, 2006. Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                 AIM FUNDS GROUP

                                RETAIL CLASSES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                         Supplement dated August 1, 2006
        to the Statement of Additional Information dated April 24, 2006, as supplemented May 1, 2006 and June 30, 2006

The following (1) replaces in its entirety, the information relating to Robert
H. Graham, under the heading "TRUSTEES AND OFFICERS - INTERESTED PERSONS" and
(2) is added with respect to Philip A. Taylor, under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix C in the Statement of Additional
Information:

                                  TRUSTEE
                                   AND/OR
   "NAME, YEAR OF BIRTH AND       OFFICER                                                         OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
-------------------------------   -------       -------------------------------------------       --------------------
INTERESTED PERSONS

Robert H. Graham(1) - 1946          1992    Director and Chairman, A I M Management Group Inc.    None"
Trustee and Vice Chair                      (financial services holding company); Director and
                                            Vice Chairman, AMVESCAP PLC; Chairman, AMVESCAP PLC
                                            - AIM Division (parent of AIM and a global
                                            investment management firm); and Trustee and Vice
                                            Chair of The AIM Family of Funds(R)

                                            Formerly: President and Chief Executive Officer, A
                                            I M Management Group Inc.; Director, Chairman and
                                            President, A I M Advisors, Inc. (registered
                                            investment advisor); Director and Chairman, A I M
                                            Capital Management, Inc. (registered investment
                                            advisor), A I M Distributors, Inc. (registered
                                            broker dealer), AIM Investment Services, Inc.
                                            (registered transfer agent), and Fund Management
                                            Company (registered broker dealer); Chief Executive
                                            Officer, AMVESCAP PLC - Managed Products; and
                                            President and Principal Executive Officer of The
                                            AIM Family of Funds(R)

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

"OTHER OFFICERS

Philip A. Taylor(2) - 1954          2006    Director, Chief Executive Officer and President,      None"
President and Principal                     A I M Management Group Inc., AIM Mutual Fund Dealer
Executive Officer                           Inc., AIM Funds Management Inc. and 1371 Preferred
                                            Inc.; Director and President, A I M Advisors, Inc.,
                                            INVESCO Funds Group, Inc. and AIM GP Canada Inc.;
                                            Director, A I M Capital Management, Inc. and A I M
                                            Distributors, Inc.; Director and Chairman, AIM
                                            Investment Services, Inc., Fund Management Company
                                            and INVESCO Distributors, Inc.; Director, President
                                            and Chairman, AVZ Callco Inc., AMVESCAP Inc. and
                                            AIM Canada Holdings Inc.; Director and Chief
                                            Executive Officer, AIM Trimark Global Fund Inc. and
                                            AIM Trimark Canada Fund Inc.; and President and
                                            Principal Executive Officer of The AIM Family of
                                            Funds(R)

                                            Formerly: Chairman, AIM Canada Holdings, Inc.;
                                            Executive Vice President and Chief Operations
                                            Officer, AIM Funds Management Inc.; President, AIM
                                            Trimark Global Fund Inc. and AIM Trimark Canada
                                            Fund Inc.; and Director, Trimark Trust

----------
(2) Mr. Taylor was elected as President and Principal Executive Officer of the Trust on August 1, 2006.

                                 AIM FUNDS GROUP

                             RETAIL CLASS SHARES OF

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                      Supplement dated June 30, 2006 to the
            Statement of Additional Information dated April 24, 2006
                           as supplemented May 1, 2006

Effective July 1, 2006, the following information replaces the second paragraph in its entirety appearing under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - OTHER SERVICE PROVIDERS - TRANSFER AGENT" on page 39 of the Statement of Additional Information:

          "The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below."

"APPENDIX L - CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS" appearing on page L-1 of the Statement of Additional Information is revised to include AXA Advisors, LLC.

                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                          Supplement dated May 1, 2006
         to the Statement of Additional Information dated April 24, 2006

The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS - PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS - AIM BASIC BALANCED FUND" on page H-1 of the Statement of Additional Information:

                                           OTHER REGISTERED          OTHER POOLED
                                             MUTUAL FUNDS        INVESTMENT VEHICLES        OTHER ACCOUNTS
                                         (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)(2)
                      DOLLAR RANGE OF   ---------------------   --------------------   -----------------------
     "PORTFOLIO        INVESTMENTS IN   NUMBER OF                NUMBER OF                NUMBER OF
       MANAGER          EACH FUND(1)     ACCOUNTS     ASSETS      ACCOUNTS   ASSETS        ACCOUNTS   ASSETS
     ----------       ---------------   ---------   ---------    ---------   ------       ---------   ------
                                           AIM BASIC BALANCED FUND
R. Canon Coleman II        $1-$10,000         7     $ 8,048.6          1     $ 16.7          3137     $977.7
Jan H. Friedli                   None         5     $ 1,276.2          2     $748.1          None       None
Brendan D. Gau(3)     $10,001-$50,000      None          None       None       None          None       None
Scot W. Johnson       $10,001-$50,000         8     $ 3,042.5          2     $748.1          None       None
Matthew Seinsheimer   $10,001-$50,000         7     $ 8,048.6          1     $ 16.7          3137     $977.7
Michael  Simon                   None        11     $ 9,332.3          1     $ 16.7          3137     $977.7
Bret Stanley                     None        10     $17,132.9          1     $ 16.7          3137     $977.7

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(3) Mr. Gau began serving as portfolio manager on May 1, 2006. Ownership information has been provided as of March 31, 2006."

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM FUNDS GROUP
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

     THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM FUNDS GROUP LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 24, 2006, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:

                FUND                        DATED
                ----                   --------------
       AIM BASIC BALANCED FUND         APRIL 24, 2006
   AIM EUROPEAN SMALL COMPANY FUND     APRIL 24, 2006
        AIM GLOBAL VALUE FUND          APRIL 24, 2006
AIM INTERNATIONAL SMALL COMPANY FUND   APRIL 24, 2006
    AIM MID CAP BASIC VALUE FUND       APRIL 24, 2006
       AIM SELECT EQUITY FUND          APRIL 24, 2006
      AIM SMALL CAP EQUITY FUND        APRIL 24, 2006

                                 AIM FUNDS GROUP
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST .....................................      1
   Fund History .........................................................      1
   Shares of Beneficial Interest ........................................      1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS ................      3
   Classification .......................................................      3
   Investment Strategies and Risks ......................................      3
      Equity Investments ................................................      7
      Foreign Investments ...............................................      7
      Debt Investments ..................................................      9
      Other Investments .................................................     11
      Investment Techniques .............................................     12
      Derivatives .......................................................     18
      Additional Securities or Investment Techniques ....................     24
   Fund Policies ........................................................     24
   Temporary Defensive Positions ........................................     27
   Portfolio Turnover ...................................................     27
   Policies and Procedures for Disclosure of Fund Holdings ..............     27

MANAGEMENT OF THE TRUST .................................................     30
   Board of Trustees ....................................................     30
   Management Information ...............................................     30
      Trustee Ownership of Fund Shares ..................................     33
   Compensation .........................................................     33
      Retirement Plan For Trustees ......................................     33
      Deferred Compensation Agreements ..................................     34
      Purchase of Class A Shares of the Funds at Net Asset Value ........     34
   Code of Ethics .......................................................     34
   Proxy Voting Policies ................................................     34

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     35

INVESTMENT ADVISORY AND OTHER SERVICES ..................................     35
   Investment Advisor ...................................................     35
   Expense Limitation ...................................................     37
      Portfolio Managers ................................................     38
      Securities Lending Arrangements ...................................     38
   Service Agreements ...................................................     38
   Other Service Providers ..............................................     39

BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     39
   Brokerage Transactions ...............................................     39
   Commissions ..........................................................     40
   Broker Selection .....................................................     40
   Directed Brokerage (Research Services) ...............................     43
   Regular Brokers or Dealers ...........................................     43
   Allocation of Portfolio Transactions .................................     43
   Allocation of Initial Public Offering ("IPO") Transactions ...........     44

PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     44
   Transactions through Financial Intermediaries ........................     44
   Purchase and Redemption of Shares ....................................     44

   Offering Price .......................................................     64
   Redemptions In Kind ..................................................     65
   Backup Withholding ...................................................     66

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS ................................     67
   Dividends and Distributions ..........................................     67
   Tax Matters ..........................................................     67

DISTRIBUTION OF SECURITIES ..............................................     75
   Distribution Plans ...................................................     75
   Distributor ..........................................................     77

FINANCIAL STATEMENTS ....................................................     78

PENDING LITIGATION ......................................................     79

APPENDICES:

RATINGS OF DEBT SECURITIES ..............................................    A-1

PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN
ONGOING BASIS ...........................................................    B-1

TRUSTEES AND OFFICERS ...................................................    C-1

TRUSTEE COMPENSATION TABLE ..............................................    D-1

PROXY POLICIES AND PROCEDURES ...........................................    E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................    F-1

MANAGEMENT FEES .........................................................    G-1

PORTFOLIO MANAGERS ......................................................    H-1

ADMINISTRATIVE SERVICES FEES ............................................    I-1

BROKERAGE COMMISSIONS ...................................................    J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
REGULAR BROKERS OR DEALERS ..............................................    K-1

CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS ...    L-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION
PLANS ...................................................................    M-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS ...........    N-1

TOTAL SALES CHARGES .....................................................    O-1

PENDING LITIGATION ......................................................    P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Funds Group (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of seven separate portfolios: AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Value Fund, AIM International Small Company Fund, AIM Mid Cap Basic Value Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was originally organized on October 30, 1984 as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on October 15, 1993. The following Funds were included in the reorganization: AIM Select Equity Fund and AIM Premier Equity Fund. In addition, on October 15, 1993, AIM Balanced Fund acquired all the assets and assumed all of the liabilities of AIM Convertible Securities Fund, Inc., a Maryland corporation. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to July 13, 2001, AIM Select Equity Fund was known as AIM Select Growth Fund and prior to May 1, 1998, such Fund was known as AIM Growth Fund. Each of the other Funds commenced operations as a series of the Trust. Prior to July 1, 2002, AIM Premier Equity Fund was known as AIM Value Fund. Prior to April 30, 2003, AIM Global Value Fund was known as AIM Worldwide Spectrum Fund. Prior to December 30, 2004, AIM International Small Company Fund was known as AIM International Emerging Growth Fund. On July 18, 2005, AIM Basic Balanced Fund acquired the assets of AIM Balanced Fund, and AIM Total Return Fund. On April 10, 2006, AIM Charter Fund acquired the assets of AIM Premier Equity Fund.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

     Each Fund offers the following separate classes of shares:

                                                                               INSTITUTIONAL   INVESTOR
                FUND                   CLASS A   CLASS B   CLASS C   CLASS R       CLASS         CLASS
                ----                   -------   -------   -------   -------   -------------   --------
AIM Basic Balanced Fund                   X         X         X         X            X             X
AIM European Small Company Fund           X         X         X

                                                                               INSTITUTIONAL   INVESTOR
                FUND                   CLASS A   CLASS B   CLASS C   CLASS R       CLASS         CLASS
                ----                   -------   -------   -------   -------   -------------   --------
AIM Global Value Fund                     X         X         X                      X
AIM International Small Company Fund      X         X         X                      X
AIM Mid Cap Basic Value Fund              X         X         X         X            X
AIM Select Equity Fund                    X         X         X
AIM Small Cap Equity                      X         X         X         X            X

     This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R and Investor Class shares, if applicable, of the Funds. The Institutional Class shares of the Funds, which are discussed in a separate Statement of Additional Information, are intended for use by certain eligible institutional investors.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

     Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility; however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust

Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employee's or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlements in an action by or in the right of the Trust. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds other than AIM European Small Company Fund and AIM International Small Company Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

     The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                     FUND
                            -------------------------------------------------------------------------------------
                                          AIM
                               AIM     EUROPEAN     AIM         AIM
                              BASIC      SMALL    GLOBAL   INTERNATIONAL   AIM MID CAP                 AIM SMALL
SECURITY/                   BALANCED    COMPANY    VALUE   SMALL COMPANY   BASIC VALUE    AIM SELECT   CAP EQUITY
INVESTMENT TECHNIQUE          FUND       FUND      FUND         FUND           FUND      EQUITY FUND      FUND
--------------------        --------   --------   ------   -------------   -----------   -----------   ----------
                                                EQUITY INVESTMENTS

Common Stock                    X          X         X           X              X             X             X
Preferred Stock                 X          X         X           X              X             X             X
Convertible Securities          X          X         X           X              X             X             X
Alternative
   Entity Securities            X          X         X           X              X             X             X

                                               FOREIGN INVESTMENTS

Foreign Securities              X          X         X           X              X             X             X
Foreign Government
   Obligations                  X          X         X           X              X             X             X
Foreign Exchange
   Transactions                 X          X         X           X              X             X             X

                                                 DEBT INVESTMENTS

U.S. Government
   Obligations                  X          X         X           X              X             X             X
Mortgage-Backed and
   Asset-Backed
   Securities                   X
Collateralized
   Mortgage Obligations
Investment Grade
   Corporate Debt
   Obligations                  X          X         X           X              X             X             X
Junk Bonds                                           X
Liquid Assets                   X          X         X           X              X             X             X

                                                OTHER INVESTMENTS

REITs                           X          X         X           X              X             X             X
Other Investment
   Companies                    X          X         X           X              X             X             X
Defaulted Securities
Municipal Forward
   Contracts
Variable or Floating
   Rate Instruments

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                     FUND
                            -------------------------------------------------------------------------------------
                                          AIM
                               AIM     EUROPEAN     AIM         AIM
                              BASIC      SMALL    GLOBAL   INTERNATIONAL   AIM MID CAP                 AIM SMALL
SECURITY/                   BALANCED    COMPANY    VALUE   SMALL COMPANY   BASIC VALUE    AIM SELECT   CAP EQUITY
INVESTMENT TECHNIQUE          FUND       FUND      FUND         FUND           FUND      EQUITY FUND      FUND
--------------------        --------   --------   ------   -------------   -----------   -----------   ----------
Indexed Securities
Zero-Coupon and
   Pay-in-Kind Securities
Synthetic Municipal
   Instruments

                                              INVESTMENT TECHNIQUES

Delayed Delivery
   Transactions                 X          X         X           X              X             X             X
When-Issued Securities          X          X         X           X              X             X             X
Short Sales                     X          X         X           X              X             X             X
Margin Transactions
Swap Agreements                 X          X         X           X              X             X             X
Interfund Loans                 X          X         X           X              X             X             X
Borrowing                       X          X         X           X              X             X             X
Lending Portfolio
   Securities                   X          X         X           X              X             X             X
Repurchase Agreements           X          X         X           X              X             X             X
Reverse Repurchase
   Agreements                   X          X         X           X              X             X             X
Dollar Rolls                    X
Illiquid Securities             X          X         X           X              X             X             X
Rule 144A Securities            X          X         X           X              X             X             X
Unseasoned Issuers              X          X         X           X              X             X             X
Portfolio Transactions
Sale of Money Market
   Securities
Standby Commitments

                                                   DERIVATIVES

Equity-Linked
   Derivatives                  X          X         X           X              X             X             X
Put Options                     X          X         X           X              X             X             X

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                     FUND
                            -------------------------------------------------------------------------------------
                                          AIM
                               AIM     EUROPEAN     AIM         AIM
                              BASIC      SMALL    GLOBAL   INTERNATIONAL   AIM MID CAP                 AIM SMALL
SECURITY/                   BALANCED    COMPANY    VALUE   SMALL COMPANY   BASIC VALUE    AIM SELECT   CAP EQUITY
INVESTMENT TECHNIQUE          FUND       FUND      FUND         FUND           FUND      EQUITY FUND      FUND
--------------------        --------   --------   ------   -------------   -----------   -----------   ----------
Call Options                    X          X         X           X              X             X             X
Straddles                       X          X         X           X              X             X             X
Warrants                        X          X         X           X              X             X             X
Futures Contracts and
   Options on Futures
   Contracts                    X          X         X           X              X             X             X
Forward Currency
   Contracts                    X          X         X           X              X             X             X
Cover                           X          X         X           X              X             X             X

                                  ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Investments in
   Entities with
   Relationships with
   the Funds/Advisor            X          X         X           X              X             X             X

Equity Investments

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

     The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

     Each Fund may invest up to 25% of its total assets (at least 80% of total assets for AIM International Small Company Fund, at least 80% of net assets for AIM European Small Company Fund and up to 80% of total assets for AIM Global Value Fund) in foreign securities.

     Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Risks of Developing Countries. AIM European Small Company Fund and AIM International Small Company Fund may each invest up to 35%, AIM Global Value Fund may invest up to 20%, and AIM Basic Balanced Fund, AIM Mid Cap Basic Value Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interests or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

     FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

     Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

     The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

     U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investments from the U.S. Government.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES - Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

     Description of debt securities ratings are found in Appendix A.

     JUNK BONDS. AIM Global Value Fund may invest up to 5% of its assets in junk bonds. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

     Companies that issue junk bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

     The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

     LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

     To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

     To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

     The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. Each Fund may engage in short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short against the box, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund will not sell a security short against the box, if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets.

     A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered.

     Short sales against the box may be subject to special tax treatment as "constructive sales" and require a Fund to recognize any taxable gain unless an exception to the constructive sale rule applies. See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

     AIM Global Value Fund is permitted and intends from time to time to effect short sales that are not "against the box." In a short sale that is not "against the box", AIM Global Value Fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, AIM Global Value Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). As a result of these requirements, AIM Global Value Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities.

     The amounts deposited with the broker or segregated, as described above, do not have the effect of limiting the amount of money that the Funds may lose on a short sale. In a short sale that is not "against the box", AIM Global Value Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     In a short sale that is not "against the box", AIM Global Value Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not "against the box" differ from those that could arise from a cash investment in a security in that losses from short sales that are not "against the box" may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

     In addition to enabling the Funds to hedge against market risk, short sales may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. There is no assurance that the Funds will be able to enter into such arrangements.

     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Swaps are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. A Fund's obligations or rights will be the net amount owned to or by the counterparty. A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.

     CREDIT DEFAULT SWAPS. AIM Basic Balanced Fund may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or on a basket of securities. AIM Basic Balanced Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, AIM Basic Balanced Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.

     CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. AIM Basic Balanced Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities

     As a buyer of a CDS, AIM Basic Balanced Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, AIM Basic Balanced Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to AIM Basic Balanced Fund. AIM Basic Balanced Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, AIM Basic Balanced Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

     As a seller of CDS, AIM Basic Balanced Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, AIM Basic Balanced Fund would pay the buyer par, and, in return, AIM Basic Balanced Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, AIM Basic Balanced Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, AIM Basic Balanced Fund receives the cash flow payment over the life of the agreement.

     Risks of CDS include the risk that a counterparty may default on amounts owed to AIM Basic Balanced Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

     Credit Derivatives may create covered or uncovered exposure to AIM Basic Balanced Fund. AIM Basic Balanced Fund generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying AIM Basic Balanced Fund's economic exposure and would limit risks of leveraging. For example, AIM Basic Balanced Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. AIM Basic Balanced Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

     CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. AIM Basic Balanced Fund's obligation or rights will be the net amount owed to or by the counterparty. AIM Basic Balanced Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and AIM Basic Balanced Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. AIM Basic Balanced Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under swap agreements with that counterparty would exceed 5% of AIM Basic Balanced Fund's net assets determined on the date the CDS is entered into.

     CDS Options. AIM Basic Balanced Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

     For a discussion of the tax considerations relating to swap agreements, See "Dividends, Distributions and Tax Matters - Swap Agreements."

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM

Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

     A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

     DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enters into dollar roll transactions to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

     Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

     The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

     PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment or any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

     A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the

Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

     Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as

"transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or, forward currency contract at any particular time.

     (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. The Fund(s) may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM European Small Company Fund and AIM International Small Company Fund are not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM European Small Company Fund and AIM International Small Company Fund are not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

     (1) AIM European Small Company Fund normally invests at least 80% of its assets in securities of European small companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (2) AIM Small Cap Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (3) AIM Mid Cap Basic Value Fund normally invests at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (4) AIM Select Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, with prospects for above-average market returns, without regard to market capitalization. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (5) AIM International Small Company Fund normally invests at least 80% of its assets in securities of small international companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

     AIM European Small Company Fund's portfolio turnover rate decreased from 130% in 2003 to 71% in 2004. This variation can be attributed to the Fund's high fluctuation in flows during the 2003 period. Since then flows have steadied and the fund is now at its normal level.

     AIM Global Value Fund's portfolio turnover rate decreased from 129% in 2004 to 51% in 2005. This variation can be attributed to the change in the lead manager of the fund on February 28, 2005 to Glen Hilton. Although the fund's investment strategy and process remained the same, the current lead manager has a longer term investment perspective than what was previously utilized. AIM Global Value Fund's portfolio turnover rate decreased from 372% in 2003 to 129% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team of the Fund in early 2002. This would have increased the turnover for 2003.

     AIM Select Equity Fund's portfolio turnover rate increased from 38% in 2004 to 91% in 2005. This variation can be attributed to the change in mandate to allow investment in securities outside the AIM complex that added to the increase in turnover. AIM Select Equity Fund's portfolio turnover rate decreased from 69% in 2003 to 38% in 2004. This variation can be attributed to the realignment of the Fund's portfolio in 2003 by the Fund's current management team.

     AIM Small Cap Equity Fund's portfolio turnover rate decreased from 124% in 2004 to 52% in 2005. This variation can be attributed to the lower turnover strategy utilized by the new management team that took over September 1, 2004.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.aiminvestments.com(1):

----------
(1) To locate a Fund's portfolio holdings information on http://www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

                   INFORMATION                     APPROXIMATE DATE OF WEBSITE POSTING   INFORMATION REMAINS POSTED ON WEBSITE
                   -----------                     -----------------------------------   -------------------------------------
Top ten holdings as of month-end                   15 days after month-end               Until replaced with the following
                                                                                         month's top ten holdings

Select holdings included in the Fund's Quarterly   29 days after calendar quarter-end    Until replaced with the following
Performance Update                                                                       quarter's Quarterly Performance Update

Complete portfolio holdings as of calendar         30 days after calendar quarter-end    For one year
quarter-end

Complete portfolio holdings as of fiscal           60-70 days after fiscal quarter-end   For one year
quarter-end

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' subadvisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

     AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed by or under the direction of the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to general oversight by the Board.

Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

     The members of the Audit Committee are James T. Bunch, Lewis F. Pennock, Raymond Stickel, Jr. (Chair), Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance; (ii) appoint independent registered public accountants for the Funds; (iii) to the extent required by
Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent registered public accountants; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2005, the Audit Committee held seven meetings.

     The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i)recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2005, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Bob R. Baker, and Jack M. Fields (Vice Chair). The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2005, the Governance Committee held seven meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Carl Frischling, Robert H. Graham, Pennock, Soll, Stickel and Mark H. Williamson and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time. During the fiscal year ended December 31, 2005, the investments committee held seven meetings.

     The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, and Williamson and Miss Quigley (Chair). The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisors regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and
(vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended December 31, 2005, the Valuation Committee held three meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2005, the Special Market Timing Litigation Committee held three meetings.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation from their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005 is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

     The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefit will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid and Vice

Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or
(ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements

     Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODE OF ETHICS

     AIM, the Trust and AIM Distributors have adopted a Code of Ethics governing personal trading activities of all employees of AIM and its subsidiaries. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within the AIM Family of Funds. Personal trading, including personal trading involving securities that may be purchased or held by a fund within the AIM Family of Funds, is permitted under the Code subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to AIM, the Fund's investment advisor. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

     Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2005 is available at our web site, HTTP://WWW.AIMINVESTMENTS.COM. This information is also available at the SEC web site, HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

     AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to its Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, indicated in the second column below, based on the average daily net assets of each Fund during the year.

     Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

                                                                                                                    MAXIMUM
                                                                                                                  ADVISORY FEE
                                             ANNUAL RATE/NET ASSETS               MAXIMUM ADVISORY FEE          RATES COMMITTED
              FUND NAME                      PER ADVISORY AGREEMENT            RATE AFTER JANUARY 1, 2005          UNTIL DATE
              ---------                ---------------------------------   ---------------------------------   -----------------
AIM Basic Balanced Fund                0.65% of the first $1 billion       0.62% of the first $250 million     December 31, 2009
                                       0.60% of the next $4 billion        0.605% of the next $250 million
                                       0.55% of amount over $5 billion     0.59% of the next $500 million
                                                                           0.575% of the next $1.5 billion
                                                                           0.56% of the next $2.5 billion
                                                                           0.545% of the next $2.5 billion
                                                                           0.53% of the next $2.5 billion
                                                                           0.515% of amount over $10 billion

AIM European Small Company Fund        0.95% of average daily net assets   0.935% of the first $250 million    June 30, 2006
                                                                           0.91% of the next $250 million
                                                                           0.885% of the next $500 million
                                                                           0.86% of the next $1.5 billion
                                                                           0.835% of the next $2.5 billion
                                                                           0.81% of the next $2.5 billion
                                                                           0.785% of the next $2.5 billion
                                                                           0.76% of amount over $10 billion

AIM Global Value Fund                  0.85% of the first $1 billion       0.80% of the first $250 million     June 30, 2006
                                       0.80% of amount over $1 billion     0.78% of the next $250 million
                                                                           0.76% of the next $500 million
                                                                           0.74% of the next $1.5 billion
                                                                           0.72% of the next $2.5 billion
                                                                           0.70% of the next $2.5 billion
                                                                           0.68% of the next $2.5 billion
                                                                           0.66% of amount over $10 billion

AIM International Small Company Fund   0.95% of average daily net assets   0.935% of the first $250 million    December 31, 2009
                                                                           0.91% of the next $250 million
                                                                           0.885% of the next $500 million
                                                                           0.86% of the next $1.5 billion
                                                                           0.835% of the next $2.5 billion
                                                                           0.81% of the next $2.5 billion
                                                                           0.785% of the next $2.5 billion
                                                                           0.76% of amount over $10 billion

AIM Mid Cap Basic Value Fund           0.80% of the first $1 billion       0.745% of the first $250 million    December 31, 2009
                                       0.75% of the next $4 billion        0.73% of the next $250 million
                                       0.70% of amount over $5 billion     0.715% of the next $500 million
                                                                           0.70% of the next $1.5 billion
                                                                           0.685% of the next $2.5 billion
                                                                           0.67% of the next $2.5 billion
                                                                           0.655% of the next $2.5 billion
                                                                           0.64% of amount over $10 billion

AIM Select Equity Fund                 0.80% of the first $150 million     0.695% of the first $250 million    June 30, 2006
                                       0.625% of amount over $150          0.67% of the next $250 million
                                       million (1)                         0.645% of the next $500 million
                                                                           0.62% of the next $1.5 billion
                                                                           0.595% of the next $2.5 billion
                                                                           0.57% of the next $2.5 billion
                                                                           0.545% of the next $2.5 billion
                                                                           0.52% of amount over $10 billion

                                                                                                                    MAXIMUM
                                                                                                                  ADVISORY FEE
                                             ANNUAL RATE/NET ASSETS               MAXIMUM ADVISORY FEE          RATES COMMITTED
              FUND NAME                      PER ADVISORY AGREEMENT            RATE AFTER JANUARY 1, 2005          UNTIL DATE
              ---------                ---------------------------------   ---------------------------------   -----------------
AIM Small Cap Equity Fund              0.85% of all assets                 0.745% of the first $250 million    December 31, 2009
                                                                           0.73% of the next $250 million
                                                                           0.715% of the next $500 million
                                                                           0.70% of the next $1.5 billion
                                                                           0.685% of the next $2.5 billion
                                                                           0.67% of the next $2.5 billion
                                                                           0.655% of the next $2.5 billion
                                                                           0.64% of amount over $10 billion

(1) AIM has voluntarily agreed to waive advisory fees payable by the Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

     AIM has contractually agreed through December 31, 2006, to limit Total Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by each fund's Board; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares to the extent necessary to limit the total operating expenses as follows:

                                         EXPENSE
                FUND                   LIMITATION
                ----                   ----------
AIM European Small Company Fund
   Class A Shares                         1.90%
   Class B Shares                         2.65%
   Class C Shares                         2.65%
AIM Global Value Fund
   Class A Shares                         1.90%
   Class B Shares                         2.65%
   Class C Shares                         2.65%
AIM International Small Company Fund
   Class A Shares                         1.90%
   Class B Shares                         2.65%
   Class C Shares                         2.65%

Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

Portfolio Managers

     Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

     -    The dollar range of the manager's investments in each Fund.

     -    A description of the manager's compensation structure.

     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

     If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.

The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee at an annual rate of $21.60 per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

     CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     AUDITORS. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002 as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

     AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by each of the Funds for the last three fiscal years ended December 31 are found in Appendix J.

COMMISSIONS

     During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or

[AIM's] overall responsibilities with respect to the accounts as to which [it] exercised investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

     AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital Management, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to AIM through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

     AIM also used soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2005 are found in Appendix K.

REGULAR BROKERS OR DEALERS

     Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2005 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

     AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan of a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

     Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Advantage Health Sciences Fund
AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metal Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund

                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage    Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 25,000                       5.50%         5.82%          4.75%
$ 25,000 but less than $   50,000        5.25          5.54           4.50
$ 50,000 but less than $  100,000        4.75          4.99           4.00
$100,000 but less than $  250,000        3.75          3.90           3.00
$250,000 but less than $  500,000        3.00          3.09           2.50
$500,000 but less than $1,000,000        2.00          2.04           1.60

CATEGORY II FUNDS

AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM International Bond Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund

                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 50,000                       4.75%         4.99%          4.00%
$ 50,000 but less than $  100,000        4.00          4.17           3.25
$100,000 but less than $  250,000        3.75          3.90           3.00
$250,000 but less than $  500,000        2.50          2.56           2.00
$500,000 but less than $1,000,000        2.00          2.04           1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 100,000                      1.00%         1.01%          0.75%
$100,000 but less than $  250,000        0.75          0.76           0.50
$250,000 but less than $1,000,000        0.50          0.50           0.40

     AIM ENHANCED SHORT BOND FUND, AIM FLOATING RATE FUND AND AIM SHORT TERM BOND FUND

                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
     -----------------------        -------------   ----------   -------------
Less than $ 100,000                      2.50          2.56           2.00
$100,000 but less than $  250,000        2.00          2.04           1.50
$250,000 but less than $  500,000        1.50          1.52           1.25
$500,000 but less than $1,000,000        1.25          1.27           1.00

     As of the close of business on October 30, 2002, Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Fund and Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. However, if an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares by investors who were Class K shareholders of record on October 21, 2005 are not subject to a CDSC.

     AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES

                 1% of the first $2 million
                 plus 0.80% of the next $1 million
                 plus 0.50% of the next $17 million
                 plus 0.25% of amounts in excess of $20 million

     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

     If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond

Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I and II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                 0.50% of the first $20 million
                 plus 0.25% of amounts in excess of $20 million

     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

     With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

     As used herein, the terms below shall be defined as follows:

     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

     -    "Spouse" is the person to whom one is legally married under state law;

     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

     -    "Parent" is a person's biological or adoptive mother or father;

     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     -    "Step-parent" is the Spouse of a Child's Parent; and

     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

     - an Individual (including his or her spouse or domestic partner, and children);

     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     - Shareholders of AIM Basic Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Equity Fund, AIM Global Growth Fund, AIM Global Health Care Fund and AIM Real Estate Fund who have a Letter of Intent in place as of November 1, 2005, will be able to complete the Letter of Intent under the current pricing schedule, and future Letters of Intent or subsequent purchases will be subject to the Category I pricing.

     Canceling the LOI

     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

     All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

     If an investor's new purchase of Class A shares of a Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchasers responsibilities to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

     AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     -    AIM Management and its affiliates, or their clients;

     - Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds,(R) and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

     - Any current or retired officer, director, or employee (and members of their Immediate Family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     - Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

     -    Purchases through approved fee-based programs;

     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

          a.   a plan's assets are at least $1 million;

          b. there are at least 100 employees eligible to participate in the plan; or

          c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to
               Section 501(c)(3) of the Code;

- Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

- Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of the same Fund;

- Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

- A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

- Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

- Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

- Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

-    Shareholders of Investor Class shares of an AIM Fund;

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code;

-    Insurance company separate accounts;

- Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

- Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

- Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

- Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

-    the reinvestment of dividends and distributions from a Fund;

- exchanges of shares of certain Funds, as more fully described in the Prospectus;

- the purchase of shares in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc. ("AIS");

-    a merger, consolidation or acquisition of assets of a Fund; or

- the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day.

     PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

     In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates. A list of certain financial advisors that received one or more types of payments below during the 2005 calendar year is attached hereto as Appendix H. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

     REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)

     The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems. All fees payable by ADI Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.

     OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts,

ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Class B1 Shares

     Class B1 shares are held by certain shareholders who held Class B shares of AIM Floating Rate Fund's predecessor, closed-end AIM Floating Rate Fund. Class B1 shares are not available for purchase by either current Class B1 shareholders or new investors. See the Prospectus for additional information, including information regarding contingent deferred sales charges.

Purchases of Class C Shares

     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Enhanced Short Bond Fund or AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

     AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Class K Shares

     Class K shares converted to Class A shares at the close of business on October 21, 2005. If AIM Distributors paid a concession at the time of sale to the dealer of record, the Class K shares were subject to a 0.70% CDSC at the time of redemption if all retirement plan assets were redeemed within one year from the date of the retirement plan's initial purchase. This CDSC will continue to apply if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

Payments with Regard to Class K Shares

     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchase and Redemption of Class P Shares

     Class P shares of the AIM Summit Fund are only sold to members of the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Summit Plans"). The Summit Plans are periodic payment plans, each registered as a unit investment trust under the 1940 Act. The terms of offering shares of the AIM Summit Fund and the procedures for requesting redemptions through the Summit Plans are set forth in the Summit Plans respective prospectuses. Shares of the AIM Summit Fund are sold to the Summit Plans at net asset value. The Summit Plans are currently closed to new investors.

     The AIM Summit Fund's prospectus for Class P shares provides for a limited group of individuals (certain individuals employed by or otherwise affiliated with the AIM Distributors) to purchase Class P shares of the AIM Summit Fund directly at net asset value. Investors in the Summit Plans also acquire direct ownership of Class P shares of the AIM Summit Fund upon the termination or completion of their periodic payment plans.

     Shareholder inquiries concerning the status of an account in Class P shares of the AIM Summit Fund should be directed to AIS by calling (800) 959-4246. For information regarding inquiries concerning accounts in the Summit Plans, see the applicable prospectus.

Purchases of Class R Shares

     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                    0.75% of the first $5 million
                    plus 0.50% of amounts in excess of $5 million

     With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately.


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

Purchases of Institutional Class Shares

     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

     EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received in good order prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

     GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.


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

     REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund and AIM Short Term Bond Fund, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

     - Redemptions of shares of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund held more than 18 months;

     - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

     -    Redemptions from private foundations or endowment funds;

     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

     - Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund, and shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond acquired by exchange from Class A shares of a Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund shares;

     - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

     - Redemptions of shares of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund, unless the Category I or II Fund, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund shares;

     - Redemptions of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

     - Redemptions of shares of Category I or II Funds, AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond Fund held by an Investor Class shareholder.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B, B1 AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

     - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

     - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

     - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

     - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

     - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of
          Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

     - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

     - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

     CDSCs will not apply to the following redemptions of Class B, Class B1 or Class C shares, as applicable:

     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

     - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

     - Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

     -    Investment account(s) of AIM.

     CDSCs will not apply to the following redemptions of Class C shares:

     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

     - Redemptions of Class C shares of a Fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund; and

     - Redemptions of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES AND FORMER CLASS K SHAREHOLDERS THAT ACQUIRED CLASS A SHARES.

     CDSCs will not apply to redemptions of Class A shares acquired as a result of conversion of Class K shares into Class A shares where the retirement plan's dealer of record notified the distributor prior to the time of purchase that the dealer waived the upfront payment otherwise payable to him.

     CDSCs will not apply to the following redemptions of Class R shares:

     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor must supply AIS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.

     AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent.

     TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary.

     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary Public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and


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

mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering
Price.

     For example, at the close of business on December 30, 2005, AIM Global Value Fund - Class A shares had a net asset value per share of $13.98. The offering price, assuming an initial sales charge of 5.50%, therefore was $14.79.

     Institutional Class shares of the Funds are offered at net asset value.

Calculation of Net Asset Value

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

     Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendors may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing prices may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

     Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM Basic Balanced Fund. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

     It is the present policy of the AIM Basic Balanced Fund to declare and pay quarterly net investment income dividends and declare and pay annually capital gain distributions.

     Dividends on Class B, Class C and Class R shares are expected to be lower than those for Class A and Investor Class shares because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a fund may be required to sell portfolio holdings to meet this requirement.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or, collectively, of securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as a capital gain or loss.

     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales) may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of a Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

     PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

     The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of certain types of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a

Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above); such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.

     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

     Dividends paid by a Fund will not be eligible for the dividends received deduction when received by a corporation that has not held its shares of the Fund for at least 46 days during the 91-day period beginning 45 days before the date on which the shares become ex-dividend and will not be treated as qualified dividend income when received by an individual or other noncorporate shareholder who has not held its shares of the Fund for at least 61 days during the 121-day period beginning 60 days before the date on which the shares become ex-dividend.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

     Distributions by a Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amounts of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding."

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

     As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends short-term capital gain dividends, interest related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

     Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

     FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 7, 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and, if applicable, Class R and Investor Class shares (collectively the "Plans"). Each Fund, pursuant to the Plans, except the Investor Class Plan, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

FUND                                   CLASS A   CLASS B   CLASS C   CLASS R
----                                   -------   -------   -------   -------
AIM Basic Balanced Fund                 0.25%      1.00      1.00      0.50
AIM European Small Company Fund         0.25       1.00      1.00       N/A
AIM Global Value Fund                   0.25       1.00      1.00       N/A
AIM International Small Company Fund    0.25       1.00      1.00       N/A
AIM Mid Cap Basic Value Fund            0.25       1.00      1.00      0.50
AIM Select Equity Fund                  0.25       1.00      1.00       N/A
AIM Small Cap Equity Fund               0.25       1.00      1.00      0.50

     AIM Basic Balanced Fund, pursuant to its Investor Class plan, pays AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund.

     All of the Plans compensate or reimburse AIM Distributors, as applicable, for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these Plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans AIM Distributors will retain the full amount of the fee.

     Amounts payable by AIM Basic Balanced Fund under its Investor Class Plan are directly related to the expenses incurred by AIM Distributors on behalf of the Fund, as this Plan obligates the Fund to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period exceeds the 0.25% annual cap, under this Plan AIM Basic Balanced Fund will not be obligated to pay more than the 0.25% annual cap. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period is less than the 0.25% annual cap, under this Plan AIM Distributors is entitled to be reimbursed only for its actual allocated share of expenses.

     AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares, Class R or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

     See Appendix M for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended December 31, 2005 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2005.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

     The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

     Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

     Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended December 31 are found in Appendix O.

                              FINANCIAL STATEMENTS

     Each Fund's Financial Statements for the period ended December 31, 2005, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders.

     The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

                               PENDING LITIGATION

     Regulatory Action Alleging Market Timing

     On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

     If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP") from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is not assurance that such exemptive relief will be granted.

     On October 19, 2005, the WVAG lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

     Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA;

rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix P-1.

     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings (excluding the Berdat excessive fees consolidated lawsuit that has been conditionally transferred to the MDL Court). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix P-2.

     Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix P-3.

     Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix P-4.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

     Moody's corporate ratings are as follows:

     AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                          PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF APRIL 15, 2006)

                   SERVICE PROVIDER                                              DISCLOSURE CATEGORY
-----------------------------------------------------   ---------------------------------------------------------------------
ABN AMRO Financial Services, Inc.                       Broker (for certain AIM funds)
AIM Investment Services, Inc.                           Transfer Agent
Anglemyer & Co.                                         Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP                  Legal Counsel
BB&T Capital Markets                                    Broker (for certain AIM funds)
Belle Haven Investments L.P.                            Broker (for certain AIM funds)
Bloomberg                                               System Provider (for certain AIM funds)
BOSC, Inc.                                              Broker (for certain AIM funds)
BOWNE & Co.                                             Financial Printer
Brown Brothers Harriman & Co.                           Securities Lender (for certain AIM funds)
Cabrera Capital Markets                                 Broker (for certain AIM funds)
Cenveo                                                  Financial Printer
Classic Printers Inc.                                   Financial Printer
Coastal Securities, LP                                  Broker (for certain AIM funds)
Color Dynamics                                          Financial Printer
Duncan-Williams, Inc.                                   Broker (for certain AIM funds)
Earth Color Houston                                     Financial Printer
EMCO Press                                              Financial Printer
Empirical Research Partners                             Analyst (for certain AIM funds)
Fidelity Investments                                    Broker (for certain AIM funds)
First Albany Capital                                    Broker (for certain AIM funds)
First Tryon Securities                                  Broker (for certain AIM funds)
GainsKeeper                                             Software Provider (for certain AIM funds)
GCom2 Solutions                                         Software Provider (for certain AIM funds)
George K. Baum & Company                                Broker (for certain AIM funds)
Global Trading Analytics                                Analyst
Global Trend Alert                                      Analyst (for certain AIM funds)
Grover Printing                                         Financial Printer
Gulfstream Graphics Corp.                               Financial Printer
Hattier, Sanford & Reynoir                              Broker (for certain AIM funds)
Howe Barnes Investments, Inc.                           Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.                        Broker (for certain AIM funds)
iMoneyNet                                               Rating & Ranking Agency (for certain AIM funds)
Institutional Shareholder Services, Inc.                Proxy Voting Service (for certain AIM funds)
J.P. Morgan Chase                                       Analyst (for certain AIM funds)
JPMorgan Securities Inc.\Citigroup Global Markets       Lender (for certain AIM funds)
Inc.\JPMorgan Chase Bank
John Hancock Investment Management Services, LLC        Sub-advisor (for certain sub-advised accounts)
Kevin Dann & Partners                                   Analyst (for certain AIM funds)
Kirkpatrick, Pettis, Smith, Pollian, Inc.               Broker (for certain AIM funds)
Kramer, Levin Naftalis & Frankel LLP                    Legal Counsel
Legg Mason Wood Walker                                  Broker (for certain AIM funds)
Lehman Brothers, Inc.                                   Broker (for certain AIM funds)

                   SERVICE PROVIDER                                              DISCLOSURE CATEGORY
-----------------------------------------------------   ---------------------------------------------------------------------
Lipper, Inc.                                            Rating & Ranking Agency (for certain AIM funds)
Loan Pricing Corporation                                Pricing Service (for certain AIM funds)
Loop Capital Markets                                    Broker (for certain AIM funds)
M.R. Beal & Company                                     Broker (for certain AIM funds)
MS Securities Services, Inc. and Morgan Stanley & Co.   Securities Lender (for certain AIM funds)
Incorporated
McDonald Investments Inc.                               Broker (for certain AIM funds)
Mesirow Financial, Inc.                                 Broker (for certain AIM funds)
Moody's Investors Service                               Rating & Ranking Agency (for certain AIM funds)
Morgan Keegan & Company, Inc.                           Broker (for certain AIM funds)
Morrison Foerster LLP                                   Legal Counsel
Muzea Insider Consulting Services, LLC                  Analyst (for certain AIM funds)
Noah Financial, LLC                                     Analyst (for certain AIM funds)
Page International                                      Financial Printer
Piper Jaffray                                           Analyst and Broker (for certain AIM funds)
PricewaterhouseCoopers LLP                              Independent Registered Public Accounting Firm (for certain AIM funds)
Printing Arts of Houston                                Financial Printer
Protective Securities                                   Broker (for certain AIM funds)
Ramirez & Co., Inc.                                     Broker (for certain AIM funds)
Raymond James & Associates, Inc.                        Broker (for certain AIM funds)
RBC Capital Markets                                     Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated                          Broker (for certain AIM funds)
Reuters America Inc.                                    Pricing Service (for certain AIM funds)
Robert W. Baird & Co. Incorporated                      Broker (for certain AIM funds)
RR Donnelley                                            Financial Printer
Salomon Smith Barney                                    Broker (for certain AIM funds)
SBK Brooks Investment Corp.                             Broker (for certain AIM funds)
Seattle Northwest Securities Corporation                Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.                   Broker (for certain AIM funds)
Signature                                               Financial Printer
Simon Printing Company                                  Financial Printer
Southwest Precision Printers, Inc.                      Financial Printer
Standard and Poor's/Standard and Poor's Securities      Pricing Service (for certain AIM funds)
Evaluations, Inc.
State Street Bank and Trust Company                     Custodian (for certain AIM funds); Lender (for certain AIM Funds);
                                                        Securiti   es Lender (for certain AIM funds)
Sterne, Agee & Leach, Inc.                              Broker (for certain AIM funds)
Stifel, Nicholaus & Company, Incorporated               Broker (for certain AIM funds)
The Bank of New York                                    Custodian (for certain AIM funds)
The MacGregor Group, Inc.                               Software Provider
Thomson Information Services Incorporated               Software Provider
UBS Financial Services, Inc.                            Broker (for certain AIM funds)
VCI Group Inc.                                          Financial Printer
Wachovia National Bank, N.A.                            Broker (for certain AIM funds)
Western Lithograph                                      Financial Printer
Wiley Bros. Aintree Capital L.L.C.                      Broker (for certain AIM funds)
XSP, LLC\Solutions Plus, Inc.                           Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                              As of March 31, 2006

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
INTERESTED PERSONS

Robert H. Graham(1) -- 1946         1992    Director and Chairman, A I M Management Group Inc.   None
Trustee, Vice Chair, President              (financial services holding company); Director and
and Principal Executive Officer             Vice Chairman, AMVESCAP PLC; Chairman, AMVESCAP
                                            PLC - AIM Division (parent of AIM and a global
                                            investment management firm); and Trustee, Vice
                                            Chair, President and Principal Executive Officer
                                            of the AIM Family of Funds

                                            Formerly: President and Chief Executive Officer,
                                            A I M Management Group Inc.; Director, Chairman
                                            and President, A I M Advisors, Inc. (registered
                                            investment advisor); Director and Chairman, A I M
                                            Capital Management, Inc. (registered investment
                                            advisor), A I M Distributors, Inc. (registered
                                            broker dealer), AIM Investment Services, Inc.,
                                            (registered transfer agent), and Fund Management
                                            Company (registered broker dealer); and Chief
                                            Executive Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2) -- 1951       2003    Director, President and Chief Executive Officer,     None
Trustee and Executive Vice                  A I M Management Group Inc. (financial services
President                                   holding company); Director, and President, A I M
                                            Advisors, Inc. (registered investment advisor);
                                            Director, A I M Capital Management, Inc.
                                            (registered investment advisor) and A I M
                                            Distributors, Inc. (registered broker dealer);
                                            Director and Chairman, AIM Investment Services,
                                            Inc. (registered transfer agent); Fund Management
                                            Company (registered broker dealer) and INVESCO
                                            Distributors, Inc. (registered broker-dealer);
                                            Chief Executive Officer, AMVESCAP PLC - AIM
                                            Division (parent of AIM and a global investment
                                            management firm); and Trustee and Executive Vice
                                            President of the AIM Family of Funds

                                            Formerly: Director, Chairman, President and Chief
                                            Executive Officer, INVESCO Funds Group, Inc.; and
                                            President and Chief Executive Officer, INVESCO
                                            Distributors, Inc.; and Chief Executive Officer,
                                            AMVESCAP PLC - Managed Products; and Chairman,
                                            A I M Advisors, Inc.

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944           1987    Chairman, Crockett Technology Associates             ACE Limited
Trustee and Chair                           (technology consulting company)                      (insurance company);
                                                                                                 and Captaris, Inc.
                                                                                                 (unified messaging
                                                                                                 provider)

Bob R. Baker - 1936                 2003    Retired                                              None
Trustee

Frank S. Bayley -- 1939             2001    Retired                                              Badgley Funds, Inc.
Trustee                                                                                          (registered
                                            Formerly: Partner, law firm of Baker & McKenzie      investment company)
                                                                                                 (2 portfolios)

James T. Bunch - 1942               2003    Founder, Green, Manning & Bunch, Ltd. (investment    None
Trustee                                     banking firm); and Director, Policy Studies, Inc.
                                            and Van Gilder Insurance Corporation

Albert R. Dowden -- 1941            2000    Director of a number of public and private           None
Trustee                                     business corporations, including the Boss Group,
                                            Ltd. (private investment and management); Cortland
                                            Trust, Inc. (Chairman) (registered investment
                                            company) (3 portfolios); Annuity and Life Re
                                            (Holdings), Ltd. (insurance company); CompuDyne
                                            Corporation (provider of products and services to
                                            the public security market) and Homeowners of
                                            America Holding Corporation

                                            Formerly: Director, President and Chief Executive
                                            Officer, Volvo Group North America, Inc.; Senior
                                            Vice President, AB Volvo; and director of various
                                            affiliated Volvo companies

Jack M. Fields -- 1952              1997    Chief Executive Officer, Twenty First Century        Administaff, and
Trustee                                     Group, Inc. (government affairs company) and;        Discovery Global
                                            Owner, Dos Angelos Ranch, L.P.                       Education Fund
                                                                                                 (non-profit)
                                            Formerly: Chief Executive Officer, Texana Timber
                                            LP (sustainable forestry company)

Carl Frischling -- 1937             1993    Partner, law firm of Kramer Levin Naftalis and       Cortland Trust, Inc.
Trustee                                     Frankel LLP                                          (registered
                                                                                                 investment company)
                                                                                                 (3 portfolios)

Prema Mathai-Davis -- 1950          1998    Formerly: Chief Executive Officer, YWCA of the USA   None
Trustee

Lewis F. Pennock -- 1942            1992    Partner, law firm of Pennock & Cooper                None
Trustee

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
Ruth H. Quigley -- 1935             2001    Retired                                              None
Trustee

Larry Soll, Ph.D. - 1942            2003    Retired                                              None
Trustee

Raymond Stickel, Jr. - 1944         2005    Retired                                              Director, Mainstay
Trustee                                                                                          VP Series Funds,
                                            Formerly; Partner, Deloitte & Touche                 Inc. (21 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958              2005    Senior Vice President and Senior Officer of the      N/A
Senior Vice President and                   AIM Family of Funds
Senior Officer

                                            Formerly: Director of Compliance and Assistant
                                            General Counsel, ICON Advisers, Inc.; Financial
                                            Consultants, Merrill Lynch; General Counsel and
                                            Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr(3) - 1962              2006    Director, Senior Vice President, Secretary and       N/A
Senior Vice President, Chief                General Counsel, A I M Management Group Inc.
Legal Officer and Secretary                 (financial services holding company) and A I M
                                            Advisors, Inc.; Director and Vice President,
                                            INVESCO Distributors, Inc.; Vice President, A I M
                                            Capital Management, Inc., AIM Investment Services,
                                            Inc., and Fund Management Company; Senior Vice
                                            President, A I M Distributors, Inc.; and Senior
                                            Vice President, Chief Legal Officer and Secretary
                                            of the AIM Family of Funds

                                            Formerly: Chief Operating Officer, Senior Vice
                                            President, General Counsel, and Secretary, Liberty
                                            Ridge Capital, Inc. (an investment adviser); Vice
                                            President and Secretary, PBHG Funds (an investment
                                            company); Vice President and Secretary, PBHG
                                            Insurance Series Fund (an investment company);
                                            General Counsel and Secretary, Pilgrim Baxter
                                            Value Investors (an investment adviser); Chief
                                            Operating Officer, General Counsel and Secretary,
                                            Old Mutual Investment Partners (a broker-dealer);
                                            General Counsel and Secretary, Old Mutual Fund
                                            Services (an administrator); General Counsel and
                                            Secretary, Old Mutual Shareholder Services (a
                                            shareholder servicing center); Executive Vice
                                            President, General Counsel and Secretary, Old
                                            Mutual Capital, Inc. (an investment adviser); and
                                            Vice President and Secretary, Old Mutual Advisors
                                            Funds (an investment company)

----------
(3) Mr. Zerr was elected Senior Vice President, Chief Legal Officer and Secretary effective March 29, 2006.

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
Lisa O. Brinkley - 1959             2004    Global Compliance Director, AMVESCAP PLC; and Vice   N/A
Vice President                              President of the AIM Family of Funds

                                            Formerly: Senior Vice President, A I M Management
                                            Group Inc. (financial services holding company);
                                            Senior Vice President and Chief Compliance
                                            Officer, A I M Advisors, Inc. and the AIM Family
                                            of Funds; Vice President and Chief Compliance
                                            Officer, A I M Capital Management, Inc. and A I M
                                            Distributors, Inc.; Vice President, AIM Investment
                                            Services, Inc. and Fund Management Company; and
                                            Senior Vice President and Compliance Director,
                                            Delaware Investments Family of Funds

Kevin M. Carome - 1956              2003    Senior Vice President and General Counsel,           N/A
Vice President                              AMVESCAP PLC; and Vice President of the AIM Family
                                            of Funds

                                            Formerly: Director, General Counsel, and Vice
                                            President Fund Management Company; Director,
                                            Senior Vice President, Secretary and General
                                            Counsel, A I M Management Group Inc. (financial
                                            services holding company) and A I M Advisors,
                                            Inc.; Director and Vice President, INVESCO
                                            Distributors, Inc.; Senior Vice President, A I M
                                            Distributors, Inc.; Vice President, A I M Capital
                                            Management, Inc. and AIM Investment Services,
                                            Inc.; Senior Vice President, Chief Legal Officer
                                            and Secretary of the AIM Family of Funds; and
                                            Senior Vice President and General Counsel, Liberty
                                            Financial Companies, Inc. and Liberty Funds Group,
                                            LLC

Sidney M. Dilgren -- 1961           2004    Vice President and Fund Treasurer, A I M Advisors,   N/A
Vice President,Treasurer and                Inc.; and Vice President, Treasurer and Principal
Principal Financial Officer                 Financial Officer of the AIM Family of Funds

                                            Formerly: Senior Vice President, AIM Investment
                                            Services, Inc.; and Vice President, A I M
                                            Distributors, Inc.

J. Philip Ferguson -- 1945          2005    Senior Vice President and Chief Investment           N/A
Vice President                              Officer, A I M Advisors Inc.; Director, Chairman,
                                            Chief Executive Officer, President and Chief
                                            Investment Officer, A I M Capital Management, Inc;
                                            Executive Vice President, A I M Management Group
                                            Inc.; and Vice President of the AIM Family of
                                            Funds

                                            Formerly: Senior Vice President, AIM Private Asset
                                            Management, Inc.; and Chief Equity Officer and
                                            Senior Investment Officer, A I M Capital
                                            Management, Inc.

                                  TRUSTEE
                                   AND/OR
    NAME, YEAR OF BIRTH AND       OFFICER                                                        OTHER TRUSTEESHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------   -------   --------------------------------------------------   --------------------
Karen Dunn Kelley - 1960            1992    Director of Cash Management, Managing Director and   N/A
Vice President                              Chief Cash Management Officer, A I M Capital
                                            Management, Inc.; Director and President, Fund
                                            Management Company; Vice President, A I M
                                            Advisors, Inc. and the AIM Family of Funds

Todd L. Spillane(4) - 1958          2006    Senior Vice President, A I M Management Group        N/A
Chief Compliance Officer                    Inc.; Senior Vice President and Chief Compliance
                                            Officer, A I M Advisors, Inc.; Chief Compliance
                                            Officer of the AIM Family of Funds; Vice President
                                            and Chief Compliance Officer, A I M Capital
                                            Management, Inc.; and Vice President, A I M
                                            Distributors, Inc., AIM Investment Services, Inc.
                                            and Fund Management Company

                                            Formerly: Global Head of Product Development,
                                            AIG-Global Investment Group, Inc.; Chief
                                            Compliance Officer and Deputy General Counsel,
                                            AIG-SunAmerica Asset Management, and Chief
                                            Compliance Officer, Chief Operating Officer and
                                            Deputy General Counsel, American General
                                            Investment Management


----------
(4)  Mr. Spillane was elected Chief Compliance Officer effective March 29, 2006.

          TRUSTEE OWNERSHIP OF PORTFOLIO SHARES AS OF DECEMBER 31, 2005

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                  DOLLAR RANGE OF EQUITY SECURITIES             INVESTMENT COMPANIES OVERSEEN BY
    NAME OF TRUSTEE                         PER PORTFOLIO                    TRUSTEE IN THE AIM FAMILY OF FUNDS(R)
    ---------------       ------------------------------------------------   -------------------------------------
Robert H. Graham          Basic Balanced                     Over $100,000               Over $100,000
                          Premier Equity                $50,001 - $100,000
                          Small Cap Equity                   Over $100,000

Mark H. Williamson        European Small Company        $50,001 - $100,000               Over $100,000
                          International Small Company        Over $100,000

Bob R. Baker              European Small Company        $50,001 - $100,000               Over $100,000
                          International Small Company        Over $100,000

Frank S. Bayley           European Small Company         $10,001 - $50,000               Over $100,000

James T. Bunch                                   -0-                                    Over $100,000(5)

Bruce L. Crockett         International Small Company    $10,001 - $50,000              Over $100,000(5)
                          Mid Cap Basic Value            $10,001 - $50,000
                          Premier Equity                      $1 - $10,000
                          Select Equity                       $1 - $10,000
                          Small Cap Equity               $10,001 - $50,000

Albert R. Dowden          Small Cap Equity               $10,001 - $50,000               Over $100,000

Edward K. Dunn, Jr.(6)    European Small Company         $10,001 - $50,000              Over $100,000(5)
                          International Small Company    $10,001 - $50,000

Jack M. Fields            Premier Equity                     Over $100,000              Over $100,000(5)

Carl Frischling           European Small Company             Over $100,000              Over $100,000(5)
                          International Small Company        Over $100,000
                          Premier Equity                $50,001 - $100,000
                          Select Equity                      Over $100,000

Prema Mathai-Davis        European Small Company         $10,001 - $50,000              Over $100,000(5)

Lewis F. Pennock          Basic Balanced                 $10,001 - $50,000               Over $100,000
                          Global Value                   $10,001 - $50,000
                          Select Equity                       $1 - $10,000

Ruth H. Quigley           European Small Company              $1 - $10,000             $50,001 - $100,000
                          International Small Company         $1 - $10,000

Larry Soll                Basic Balanced                 $10,001 - $50,000              Over $100,000(5)
                          International Small Company    $10,001 - $50,000

Raymond Stickel, Jr.(7)                          -0-                                     Over $100,000

----------
(5) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(6)  Mr. Dunn retired as a trustee of the Trust effective March 31, 2006.

(7) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005:

                                               RETIREMENT       ESTIMATED
                                                BENEFITS     ANNUAL BENEFITS       TOTAL
                              AGGREGATE          ACCRUED     UPON RETIREMENT   COMPENSATION
                          COMPENSATION FROM      BY ALL        FROM ALL AIM      FROM ALL
        TRUSTEE              THE TRUST(1)     AIM FUNDS(2)       FUNDS(3)      AIM FUNDS(4)
        -------           -----------------   ------------   ---------------   ------------
Bob R. Baker                   $17,533          $200,136         $162,613        $213,750
Frank S. Bayley                 18,786           132,526          120,000         229,000
James T. Bunch                  16,280           162,930          120,000         198,500
Bruce L. Crockett               29,445            83,764          120,000         359,000
Albert R. Dowden                18,786           112,024          120,000         229,000
Edward K. Dunn, Jr. (5)         18,786           141,485          120,000         229,000
Jack M. Fields                  15,174            59,915          120,000         185,000
Carl Frischling(6)              16,020            59,042          120,000         195,250
Gerald J. Lewis(5)              16,280           162,930          114,375         198,500
Prema Mathai-Davis              17,533            69,131          120,000         213,750
Lewis F. Pennock                16,280            86,670          120,000         198,500
Ruth H. Quigley                 17,533           154,658          120,000         213,750
Larry Soll                      16,280           201,483          138,990         198,500
Raymond Stickel, Jr.(7)          4,288                --          120,000          54,000

(1) Amounts shown are based on the fiscal year ended December 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2005, including earnings, was $60,727.

(2) During the fiscal year ended December 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $152,755.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(5) Mr. Dunn and Mr. Lewis retired as trustees effective March 31, 2006 and December 31, 2005, respectively.

(6) During the fiscal year ended December 31, 2005 the Trust paid $37,533 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(7) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX E

                          PROXY POLICIES AND PROCEDURES

                          (AS AMENDED OCTOBER 1, 2005)

A.   PROXY POLICIES

     Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

          A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., Audit, Compensation and Nominating) should be composed of only independent trustees.

          There are some actions by directors that should result in votes being withheld. These instances include directors who:

          - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

          - Attend less than 75 percent of the board and committee meetings without a valid excuse;

          - It is not clear that the director will be able to fulfill his function;

          -    Implement or renew a dead-hand or modified dead-hand poison pill;

          - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

          - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

          - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

          - Long-term financial performance of the target company relative to its industry;

          -    Management's track record;

          -    Portfolio manager's assessment;

          -    Qualifications of director nominees (both slates);

          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          -    Background to the proxy contest.

     II.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

          - It is not clear that the auditors will be able to fulfill their function;

          - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

     III. COMPENSATION PROGRAMS

          Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

          - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

          - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

          - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

          - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

     IV.  CORPORATE MATTERS

          We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

          - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

          - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

          - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

          - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

     V.   SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

          - We will generally abstain from shareholder social and environmental proposals.

          - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

          - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

          - We will generally vote for proposals to lower barriers to shareholder action.

          - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

     VI.  OTHER

          - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

          - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

          - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

          AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.   PROXY COMMITTEE PROCEDURES

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

          In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   BUSINESS/DISASTER RECOVERY

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   RESTRICTIONS AFFECTING VOTING

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.   CONFLICTS OF INTEREST

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

     If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

     If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.   FUND OF FUNDS

     When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.   CONFLICT IN THESE POLICIES

     If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of April 6, 2006.

AIM BASIC BALANCED FUND

                                        CLASS A      CLASS B      CLASS C      CLASS R      INVESTOR     INSTITUTIONAL
                                        SHARES       SHARES       SHARES       SHARES     CLASS SHARES    CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD        RECORD          RECORD
-------------------                   ----------   ----------   ----------   ----------   ------------   -------------
AIM Advisors Inc.
Attn: Corporate Controller
11 E Greenway Plaza., Ste. 1919
Houston, TX 77046-1103                    --           --           --           --            --           24.96%*

AMVESCAP National Trust
Company FBO AIM Management Group
Non Qualified Deferred Comp Plan
P.O. Box 105779
Atlanta, GA 30348-5779                                                                                      62.15%

Counsel Trust FBO Crittenden
Health Systems 401k Savings Plan
235 St. Charles Way, Suite 100
York, PA 17402-4658                       --           --           --          8.36%          --              --

                                        CLASS A      CLASS B      CLASS C      CLASS R      INVESTOR     INSTITUTIONAL
                                        SHARES       SHARES       SHARES       SHARES     CLASS SHARES    CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD        RECORD          RECORD
-------------------                   ----------   ----------   ----------   ----------   ------------   -------------
INVESCO Funds Group Inc.
ATTN: Corporate Controller
11 E Greenway Plz., Ste. 1919
Houston, TX 77046-1103                    --           --           --           --            --           12.89%

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484              6.47%        5.54%       10.18%         --            --              --

MG Trust Co. CUST
Fresh Meadow Mechanical Corp.
700 17th St. Ste. 300
Denver, CO 80202-3531                     --           --           --          7.09%          --              --

Reliance Trust Co. CUST FBO
Tahoe Regional Planning Agency
P.O. Box 48529
Atlanta, GA 30362-1529                    --           --           --          8.65%          --              --

Charles Schwab & Co Inc
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds 101 Montgomery
St. San Francisco, CA 94104-4122                                                             14.93%

                                        CLASS A      CLASS B      CLASS C      CLASS R      INVESTOR     INSTITUTIONAL
                                        SHARES       SHARES       SHARES       SHARES     CLASS SHARES    CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD        RECORD          RECORD
-------------------                   ----------   ----------   ----------   ----------   ------------   -------------
Symetra Investment Services Inc.
P.O. Box 34443
Seattle, WA 98124-1443                    --           --           --         20.50%          --              --

*    Owned of record and beneficially.

AIM EUROPEAN SMALL COMPANY FUND

                                         CLASS A SHARES        CLASS B SHARES        CLASS C SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER                             RECORD                RECORD                RECORD
-------------------                   -------------------   -------------------   -------------------
Citigroup Global Markets
ATTN: Cindy Tempesta 7th Fl
333 34th St. New York,
NY 10001-2402                                  --                  6.09%                 5.00%

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East 2nd Fl
Jacksonville, FL 32246-6484                  7.61%                   --                 17.01%

Morgan Stanley DW
ATTN: Mutual Fund Operations
3 Harborside Pl. Fl 6
Jersey City, NJ 07311-3907                     --                    --                  5.20%

AIM GLOBAL VALUE FUND

                                                                                                 INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------
AIM International Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza, Suite 100
Houston, TX 77046-1113                        --                 --                 --              99.92%

Charles Schwab & CO. Inc.
Special Custody FBO Customers (SIM)
ATTN: Mutual Funds
101 Montgomery St.
San Francisco, CA 94014-4122               12.61%               --                  --                 --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd Fl
Jacksonville, FL 32246-6484                 7.82%              8.61%             14.12%                --

AIM INTERNATIONAL SMALL COMPANY FUND

                                                                                                 INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------
AIM International Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza, Suite 100
Houston, TX 77046-1113                        --                 --                 --              99.70%

Citigroup Global Markets
ATTN: Cindy Tempesta 7th Fl
333 34th St.
New York, NY 10001-2402                       --               10.28%            11.71%                --

                                                                                                 INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East
2nd Fl
Jacksonville, FL 32246-6484                15.53%              6.86%             20.45%                --

Morgan Stanley DW
Attn: Mutual Fund Operations
3 Harborside Pl. Fl 6
Jersey City, NJ 07311-3907                    --               8.19%              6.55%                --

AIM MID CAP BASIC VALUE FUND

                                                                                                                    INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------   ----------------
AIM Advisors Inc.
Attn: Corporate Controller
11 E Greenway Plaza., Ste. 1919
Houston, TX 77046-1103                        --                 --                 --               6.02%                --

AIM Moderate Asset Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz., Ste. 100
Houston, TX 77046-1113                        --                 --                 --                 --              78.58%

AIM Moderate Growth Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz., Ste. 100
Houston, TX 77046-1113                        --                 --                 --                 --              17.46%

                                                                                                                    INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------   ----------------
American Congress on Surveying
Curtis Wayne Sumner
3155 Kinross Cir.
Herndon, VA 20171-4042                        --                 --                 --               8.45%                --

Diamond Speed Products Inc.
Gene Jenke
1631 S. Michigan Ave Apt. 201
Chicago, IL 60616-1252                        --                 --                 --              11.17%                --

Doy Tech Inc.
Jun Yuan Deng
38594 Whitman Ter.
Fremont, CA 94536-6055                        --                 --                 --               9.76%                --

Donna M. Lambert
Donna M. Lambert                              --                 --                 --               5.00%                --
660 Cardinal St.
Plantation, FL 33324-8213

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East,
2nd Fl
Jacksonville, FL 32246-6484                   --                 --               6.09%             13.60%                --

New Foundations Consulting
Richard M. Tapply
78 Old Lake Shore Rd.
Gilford, NH 03249-6522                        --                 --                 --              11.13%                --

Spin Vision Inc.
Scott M Spicer
A1 Country Club Road
East Rochester, NY 14445-2257                 --                 --                 --               5.39%                --

AIM SELECT EQUITY FUND


                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------
Citigroup Global Markets
ATTN: Cindy Tempesta 7th Fl
333 34th St.
New York, NY 10001-2402                     5.57%                --               5.74%

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd Fl
Jacksonville, FL 32246-6484                 5.29%                --               6.20%

AIM SMALL CAP EQUITY FUND

                                                                                                                    INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------   ----------------
AIM Moderate Growth Allocation
Fund Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz., Ste. 100
Houston, TX 77046-1113                        --                 --                 --                 --              99.85%

Hartford Life Insurance Co.
Separate Account 401k
P.O. Box 2999
Hartford, CT 06104-2999                       --                 --                 --              11.78%                --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East
2nd Fl
Jacksonville, FL 32246-6484                 6.70%                --              13.07%                --                 --

                                                                                                                    INSTITUTIONAL
                                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES      CLASS SHARES
NAME AND ADDRESS OF                   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED
PRINCIPAL HOLDER                          OF RECORD          OF RECORD          OF RECORD          OF RECORD          OF RECORD
-------------------                   ----------------   ----------------   ----------------   ----------------   ----------------
MG Trustco Ttee
Godwin Pappas Langley Ronquillo LL
700 17th Street, Suite 300
Denver, CO 80202-3531                         --                 --                 --               7.91%                --

Reliance Trust Co.
FBO Knightsbridge Solutions 401k              --                 --                 --               5.20%                --
P.O. Box 48529
Atlanta, GA 30362-1529

Symetra Investments Inc.
P.O. Box 34443
Seattle, WA 98124-1443                        --                 --                 --              10.26%                --

MANAGEMENT OWNERSHIP

     As of April 6, 2006, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Portfolio.

                                   APPENDIX G
                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

                                       2005                                2004                                2003
                        ----------------------------------  ----------------------------------  ----------------------------------
                        MANAGEMENT  MANAGEMENT      NET     MANAGEMENT  MANAGEMENT      NET     MANAGEMENT  MANAGEMENT      NET
                            FEE         FEE     MANAGEMENT      FEE         FEE     MANAGEMENT      FEE         FEE     MANAGEMENT
       FUND NAME          PAYABLE     WAIVERS    FEE PAID     PAYABLE     WAIVERS    FEE PAID     PAYABLE     WAIVERS    FEE PAID
       ---------        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
AIM Basic Balanced
   Fund                 $5,363,006   $ 27,926   $5,335,080  $1,094,829    $   292   $1,094,537  $  762,772   $ 87,087   $  675,685
AIM European Small
   Company Fund          3,641,450     95,494    3,545,956     898,035        908      897,127     329,310    235,934       93,376
AIM Global Value Fund    1,048,456     66,341      982,115     310,539     49,124      261,415     119,494    119,494          -0-
AIM International
   Small Company Fund    4,891,684    153,257    4,738,427   1,828,269      1,642    1,826,627     433,171    158,359      274,812
AIM Mid Cap Basic
   Value Fund            1,852,909    129,266    1,723,643   1,259,409      1,532    1,257,877     585,948     87,608      498,340
AIM Select Equity Fund   2,866,180     15,623    2,850,557   3,284,662      3,147    3,281,515   3,333,532      4,384    3,329,148
AIM Small Cap Equity
   Fund                  3,735,906    491,753    3,244,153   4,233,084      3,093    4,229,991   3,062,023      3,786    3,058,237

                                   APPENDIX H
                               PORTFOLIO MANAGERS

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and
(iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2005:

                        DOLLAR       OTHER REGISTERED MUTUAL       OTHER POOLED INVESTMENT           OTHER ACCOUNTS
                        RANGE      FUNDS (ASSETS IN MILLIONS)   VEHICLES (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)(2)
                          OF       --------------------------   -----------------------------   -----------------------
                     INVESTMENTS       NUMBER                         NUMBER                       NUMBER
                       IN EACH           OF                             OF                           OF
PORTFOLIO MANAGER      FUND(1)        ACCOUNTS     ASSETS            ACCOUNTS    ASSETS           ACCOUNTS    ASSETS
------------------   -----------      --------   ---------           --------   --------          --------   --------
                                                AIM BASIC BALANCED FUND
R. Canon
   Coleman II         $1-$10,000          7      $ 8,048.6               1      $   16.7            3137      $977.7
Jan H. Friedli           None             5      $ 1,276.2               2      $  748.1            None        None
Scot W. Johnson        $10,001-
                       $50,000            8      $ 3,042.5               2      $  748.1            None        None
Matthew
   Seinsheimer         $10,001-
                       $50,000            7      $ 8,048.6               1      $   16.7            3137      $977.7
Michael Simon            None            11      $ 9,332.3               1      $   16.7            3137      $977.7
Bret Stanley             None            10      $17,132.9               1      $   16.7            3137      $977.7

                                            AIM EUROPEAN SMALL COMPANY FUND
Borge Endresen         $10,001-
                       $50,000            4      $ 2,885.6               3      $  125.2            None        None
Jason T. Holzer          over
                     $1,000,000           8      $ 5,456.5              10      $2,574.4             692      $289.6

                                                 AIM GLOBAL VALUE FUND
Glen Hilton              None           None        None                 3      $1,262.3            None        None

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                        DOLLAR       OTHER REGISTERED MUTUAL       OTHER POOLED INVESTMENT           OTHER ACCOUNTS
                        RANGE      FUNDS (ASSETS IN MILLIONS)   VEHICLES (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)(2)
                          OF       --------------------------   -----------------------------   -----------------------
                     INVESTMENTS       NUMBER                         NUMBER                       NUMBER
                       IN EACH           OF                             OF                           OF
PORTFOLIO MANAGER      FUND(1)        ACCOUNTS     ASSETS            ACCOUNTS    ASSETS           ACCOUNTS    ASSETS
------------------   -----------      --------   ---------           --------   --------          --------   --------
                                            AIM INTERNATIONAL SMALL COMPANY
Shuxin Cao             $50,001-
                       $100,000           8      $ 4,520.1               1      $   30.6             692     $  289.6
Borge Edresen          $10,001-
                       $50,000            4      $ 2,649.8               3      $  125.2            None         None
Jason T. Holzer       $500,001-
                      $1,000,000          8      $ 5,220.7              10      $2,574.4             692     $  289.6
Richard Nield          $10,001-
                       $50,000            1      $   955.1               7      $2,475.5            None         None

                                              AIM MID CAP BASIC VALUE FUND
R. Canon
   Coleman III         $10,001-
                       $50,000            7      $ 9,746.7               1      $   16.7            3137     $  977.7

Matthew W.            $100,001-
   Seinsheimer         $500,000           7      $ 9,746.7               1      $   16.7            3137     $  977.7

Michael Simon         $100,001-
                       $500,000          11      $11,030.4               1      $   16.7            3137     $  977.7

Bret Stanley          $500,001-
                      $1,000,000         10      $18,831.0               1      $   16.7            3137     $  977.7

                                                AIM PREMIER EQUITY FUND
Lanny H.
   Sachnowitz            None            14      $13,508.7               1      $   68.4             212     $   30.6
Ronald S. Sloan          None             9      $ 9,967.8               1      $   11.1            9451     $2,220.0
Bret W. Stanley          None            10      $13,920.6               1      $   16.7            3137     $  977.7

                                                 AIM SELECT EQUITY FUND
Derek Izuel              None             4      $   884.8               6      $  901.9            None         None
Duy Nguyen             $10,001-
                       $50,000            4      $   884.8               6      $  901.9            None         None

                                               AIM SMALL CAP EQUITY FUND
Juliet Ellis          $100,001-
                       $500,000           8      $ 2,585.8             None       None              None         None
Juan Hartsfield(3)       None             7      $ 2,542.5             None       None              None         None

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

----------
(3) Mr. Hartsfield began serving as a portfolio manager on AIM Small Cap Equity Fund on May 1, 2006.

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:

              FUND NAME                  2005       2004     2003
              ---------                --------   --------   --------
AIM Basic Balanced Fund                $280,598   $ 50,000   $ 50,000
AIM European Small Company Fund         108,161     50,000     50,000
AIM Global Value Fund                    50,000     50,000     50,000
AIM International Small Company Fund    140,293     50,000     50,000
AIM Mid Cap Basic Value Fund             93,271     50,000     50,000
AIM Select Equity Fund                  115,815    131,215    133,014
AIM Small Cap Equity Fund               137,856    144,542    112,855

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

     Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended December 31 were as follows:

                  FUND                       2005         2004         2003
---------------------------------------   ----------   ----------   ----------
AIM Basic Balanced Fund(2)                $  256,812   $   69,379   $   64,027
AIM European Small Company Fund(3)         1,084,123      422,682      196,726
AIM Global Value Fund(4)                     367,969      263,911      229,443
AIM International Small Company Fund(5)    1,791,061    1,276,368      408,813
AIM Mid Cap Basic Value Fund                 161,856      180,373      143,936
AIM Select Equity Fund(6)                    518,323      637,302    1,367,378
AIM Small Cap Equity Fund(7)                 727,084    2,275,749    1,690,283

1 Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

2 The variation in brokerage commissions paid by AIM Basic Balanced Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 can be attributed to higher turnover. The turnover ratio increased from 64% for the fiscal year ended December 31, 2004 to 90% for the fiscal year ended December 31, 2005.

3 The variation in brokerage commissions paid by European Small Company Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 can be attributed to an increase in new net flows seen by the Fund during the period. The variation in brokerage commissions paid by AIM European Small Company Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 can be attributed to the Fund's high fluctuation in flows during the 2003 period.

4 The variation in brokerage commissions paid by AIM Global Value Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 was due to an increase in new net flows seen by the Fund during the period.

5 The variation in brokerage commissions paid by AIM International Small Company Fund for fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 was due to an increase in new net flows seen by the Fund during the period. The variation in brokerage commissions paid by AIM International Small Company Fund for fiscal year ended December 31, 2004 as compared to the fiscal year ended December 31, 2003 was predominantly due to the significant increase in new net flows as seen by the Fund toward the end of 2004.

6 The variation in brokerage commissions paid by AIM Select Equity Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 was due to an increase in the use of program trades, which generally involve lower commissions than agency trades. The variation of brokerage commissions paid by AIM Select Equity Fund for the fiscal year end December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 can be attributed to the realignment of the Fund's portfolio in 2003 by the Fund's current management team.

7 The variation in brokerage commissions paid by AIM Small Cap Equity Fund for the fiscal year ended December 31, 2005 as compared to the prior fiscal year ended December 31, 2004 was due to the lower turnover from 124% to 52% resulting in lower trading costs. The variation in brokerage commissions paid by AIM Small Cap Equity Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 was due to an increase in transactions executed with commissions as a result of the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in September of 2004.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

     During the last fiscal year ended December 31, 2005, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                         Related Brokerage
                Fund                   Transactions(1)     Commissions(1)
------------------------------------   ---------------   -----------------
AIM Basic Balanced Fund                  $373,253,135        $  528,596
AIM European Small Company Fund           519,391,105         1,177,387
AIM Global Value Fund                     167,541,130           370,555
AIM International Small Company Fund      658,123,550         2,296,851
AIM Mid Cap Basic Value Fund              106,427,318           169,572
AIM Select Equity Fund                    684,812,547           478,909
AIM Small Cap Equity Fund                 308,656,464         1,687,445

(1) Amount is inclusive of commission paid to and brokerage transactions placed with certain brokers that provide execution, research and other services.

     During the last fiscal year ended December 31, 2005, the Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

                                                                   Market Value (as of
              Fund/Issuer                        Security           December 31, 2005)
--------------------------------------   -----------------------   -------------------
AIM Basic Balanced Fund
   Bank of New York Co., Inc. (The)           Common Stock             $24,624,509
   JPMorgan Chase & Co.                       Common Stock              43,735,125
   Merrill Lynch & Co., Inc.                  Common Stock              24,659,816
   Morgan Stanley                             Common Stock              26,324,523
   ABN AMRO                                 Preferred Stock,             5,900,000
   UBS Preferred Funding Trust I             Preferred Stock             1,368,248
   Bank of America Mortgage Securities   Asset-Backed Securities         1,373,187
   Credit Suisse First Boston Mortgage
      Securities Corp.                   Asset-Backed Securities         6,067,942
   Morgan Stanley Mortgage Loan Trust    Asset-Backed Securities         1,848,569
   Lehman Brothers Inc.                       Bonds & Notes              1,062,001

AIM Select Equity Fund
   Bank of America Corp.                      Common Stock             $12,802,010
   Goldman Sachs Group, Inc. (The)            Common Stock               1,979,505
   Lehman Brothers Holdings Inc.              Common Stock               3,704,113
   Merrill Lynch & Co., Inc.                  Common Stock               2,282,501
   Morgan Stanley                             Common Stock               2,184,490
   State Street Corp.                         Common Stock                 698,544

                                   APPENDIX L

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Advest, Inc
Allstate Life Insurance Company
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Amsouth Investment Services, Inc.
Associated Investment Services
Associated Securities Corporation
B N Y Investment Center Inc.
Banc One Securities Corporation
Bank of Oklahoma N.A.
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Capital Analysts, Inc.
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
City National Bank
Comerica Bank
Comerica Securities, Inc.
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Financial Network Investment Corporation
Fintegra Financial Solutions
Frost Brokerage Services, Inc.
FSC Securities Corporation
Great West Life & Annuity Company
Guardian Insurance & Annuity Company, Inc.
H & R Block Financial Advisors, Inc.
H Beck, Inc.
H. D. Vest Investment Securities, Inc.
Hibernia Investments LLC
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
HSBC Brokerage, Inc.
Infinex Investments, Inc.
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Investments By Planners, Inc.
Investors Capital Corporation
Jefferson Pilot Securities Corporation
Lasalle Street Securities LLC
Legg Mason Wood Walker, Inc.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Brokerage Services, Inc.
M & T Securities, Inc.
M M L Investors Services, Inc.
Manulife Wood Logan, Inc.
McDonald Investments, Inc.
Mellon Bank, N.A.
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley DW Inc.
Morningstar, Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation
Nationwide Life and Annuity Company of America
Nationwide Life and Annuity Insurance Company of America
Nationwide Life Insurance Company
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
Popular Securities, Inc.
Prime Capital Services, Inc.
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Royal Alliance Associates, Inc.
S I I Investments, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Benefit Life Insurance Company
Sentra Securities Corporation
Sigma Fianancial Corporation
Signator Investors, Inc.
Spelman & Company, Inc.
State Farm VP Management Corp
Stifel Nicolaus & Company, Inc.
SunAmerica Securities, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
TD Waterhouse Investor Services, Inc.
Terra Securities Corporation
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
United Planner Financial Service
USAllianz Securities, Inc.
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Webster Investments Service Inc.
Wells Fargo Bank, N.A.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.

                                   APPENDIX M

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

     A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended December 31, 2005 follows:

                                                                                        INVESTOR
                                         CLASS A      CLASS B      CLASS C    CLASS R     CLASS
                FUND                     SHARES       SHARES       SHARES      SHARES    SHARES
------------------------------------   ----------   ----------   ----------   -------   --------
AIM Basic Balanced Fund(1)             $1,166,814   $2,918,775   $1,054,623   $14,866   $431,604
AIM European Small Company Fund           773,147      453,236      549,167       N/A        N/A
AIM Global Value Fund                     193,365      387,057      172,371       N/A        N/A
AIM International Small Company Fund      979,597      656,745      819,334       N/A        N/A
AIM Mid Cap Basic Value Fund              362,707      656,543      286,200       395        N/A
AIM Select Equity Fund                    672,000    1,222,895      254,994       N/A        N/A
AIM Small Cap Equity Fund                 678,339    1,383,549      589,989    75,527        N/A

(1) Investor Class shares of AIM Basic Balanced Fund commenced sales on July 15, 2005.

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the year ended December 31, 2005 follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                   $4,264        $465      $  731        $-0-        $1,142,269     $18,305    $  780
AIM European Small Company Fund            8,202         683       2,343         -0-           728,962      30,897     2,060
AIM Global Value Fund                      3,124         352         435         -0-           174,572      14,339       543
AIM International Small Company Fund       7,387         743       1,617         -0-           936,522      31,540     1,788
AIM Mid Cap Basic Value Fund               7,323         814       1,507         -0-           319,010      32,848     1,205
AIM Select Equity Fund                       -0-         -0-         -0-         -0-           672,000         -0-       -0-
AIM Small Cap Equity Fund                  4,338         466         832         -0-           653,299      18,572       832

     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the year ended December 31, 2005, follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                   $3,919        $415      $  768     $2,189,081      $707,530      $16,239    $  823
AIM European Small Company Fund            5,040         531       1,311        339,927        86,765       18,679       983
AIM Global Value Fund                      1,481         188         418        290,293        88,205        6,472       -0-
AIM International Small Company Fund       7,056         738       1,641        492,558       126,856       26,665     1,231
AIM Mid Cap Basic Value Fund               2,351         293         406        492,407       152,754        8,126       203
AIM Select Equity Fund                     2,032         201         418        917,171       293,448        9,067       558
AIM Small Cap Equity Fund                  2,030         212         354      1,037,662       333,973        8,847       472

     An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended December 31, 2005, follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                  $ 2,411       $  255     $  584      $ 53,766       $987,020      $10,170    $  417
AIM European Small Company Fund           12,805        1,050      3,646       282,192        195,515       50,313     3,646
AIM Global Value Fund                      2,276          276        511        58,204         99,105       11,488       511
AIM International Small Company Fund      16,502        1,471      4,493       377,433        346,318       68,624     4,493
AIM Mid Cap Basic Value Fund               3,375          293        815        74,589        192,862       13,858       408
AIM Select Equity Fund                       455          -0-        -0-        17,059        233,613        3,867       -0-
AIM Small Cap Equity Fund                  2,006          273        380        38,745        541,178        7,217       190

     An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the year ended December 31, 2005, follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                   $  218        $ 22       $ 60        $ 2,154        $11,574       $  778     $ 60
AIM Mid Cap Basic Value Fund                   9           2          3            132            161           85        3
AIM Small Cap Equity Fund                  1,402         153        283         14,424         53,608        5,374      283

     An estimate by category of the allocation of actual fees paid by Investor Class shares of the Funds during the year ended December 31, 2005, follows:

                                                      PRINTING              UNDERWRITERS      DEALERS
                                       ADVERTISING   & MAILING   SEMINARS   COMPENSATION   COMPENSATION   PERSONNEL   TRAVEL
                                       -----------   ---------   --------   ------------   ------------   ---------   ------
AIM Basic Balanced Fund                    $-0-         $-0-       $-0-         $-0-         $431,604        $-0-      $-0-

                                   APPENDIX O

                               TOTAL SALES CHARGES

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended December 31:

                                                2005                    2004                    2003
                                       ---------------------   ---------------------   ---------------------
                                          SALES      AMOUNT       SALES      AMOUNT       SALES      AMOUNT
                FUND                     CHARGES    RETAINED     CHARGES    RETAINED     CHARGES    RETAINED
------------------------------------   ----------   --------   ----------   --------   ----------   --------
AIM Basic Balanced Fund                $  421,957   $ 77,055   $  249,452   $ 44,826   $  293,619   $ 54,699
AIM European Small Company Fund         1,347,942    219,114      581,044     90,095       74,772     11,964
AIM Global Value Fund                     539,372     86,739      219,891     35,815       50,688      8,617
AIM International Small Company Fund    1,023,499    172,425    1,046,746    164,316      155,527     25,330
AIM Mid Cap Basic Value Fund              441,097     72,594      609,599     99,857      242,365     37,836
AIM Select Equity Fund                    193,630     33,228      263,703     47,026      243,262     40,200
AIM Small Cap Equity Fund                 429,372     82,687      415,868     69,295    1,037,324    161,868

     The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended December 31:

                FUND                     2005       2004       2003
------------------------------------   --------   --------   -------
AIM Basic Balanced Fund                $112,301   $ 11,417   $ 3,417
AIM European Small Company Fund         242,494     56,226    11,872
AIM Global Value Fund                    22,214      1,174       402
AIM International Small Company Fund    106,955    105,085     2,977
AIM Mid Cap Basic Value Fund             31,442     24,965    13,288
AIM Select Equity Fund                   41,765     21,252     3,017
AIM Small Cap Equity Fund                45,119     44,636    11,190

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of February 16, 2006 (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

     State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE

     FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

     OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs ad expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND

     FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY
     J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT

     WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit.

     On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA (Calderon) lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that: (i) plaintiff has both constitutional and statutory standing to pursue her claims under ERISA Section 502(a)(2); (ii) plaintiff lacks standing under ERISA Section 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA Section 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants;
(iv) the motion is denied as to the claims alleged under ERISA Section 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation; (ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. Judge Motz requested that the parties submit proposed orders within 30 days of the opinion implementing his rulings.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of February 16, 2006.

     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. The plaintiffs filed a Notice of Appeal. On September 2, 2005, the Court combined the nine cases on this subject matter, including the case against AIM.

     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX P-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of February 16, 2006

     All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed. On December 8, 2005, the Court granted plaintiffs' Motion for Leave to File a Second Amended Consolidated Complaint. The result of the Court's order is to remove certain plaintiffs from the suit, remove certain claims by other plaintiffs relating to certain funds and bring in additional plaintiffs' claims relating to additional funds. On December 29, 2005, the defendants filed a Notice of Tag-Along case in the MDL Court regarding this matter due to the extensive allegations of market timing contained in the plaintiffs' Second Amended Consolidated Complaint. On February 1, 2006, the MDL Court issued a Conditional Transfer Order transferring the Berdat lawsuit to the MDL Court. The plaintiffs filed a Notice of Opposition to this Conditional Transfer Order on February 17, 2006. The parties are briefing this issue for the MDL Court's consideration and final decision.

     RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
     J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX P-4
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of February 16, 2006.

     By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG. On December 16, 2005, the defendants filed their Motions to Dismiss these claims.

     JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
     H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
     K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
     V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
     H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH

     FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH

     INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM

     SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                                                    Appendix II

SCHEDULE OF INVESTMENTS

June 30, 2006
(Unaudited)

                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.67%

ADVERTISING-0.27%

Harte-Hanks, Inc.                                 37,280   $    955,859
=======================================================================

AEROSPACE & DEFENSE-3.31%

Boeing Co. (The)                                  30,750      2,518,733
-----------------------------------------------------------------------
General Dynamics Corp.                            36,600      2,395,836
-----------------------------------------------------------------------
Lockheed Martin Corp.                             35,410      2,540,313
-----------------------------------------------------------------------
Raytheon Co.                                      17,470        778,638
-----------------------------------------------------------------------
Rockwell Collins, Inc.                            41,700      2,329,779
-----------------------------------------------------------------------
United Industrial Corp.(a)                        12,397        560,964
-----------------------------------------------------------------------
United Technologies Corp.                          8,680        550,486
=======================================================================
                                                             11,674,749
=======================================================================

AIR FREIGHT & LOGISTICS-0.24%

Hub Group, Inc.-Class A(b)                        33,800        829,114
=======================================================================

AIRLINES-0.27%

Mesa Air Group, Inc.(b)                           51,900        511,215
-----------------------------------------------------------------------
World Air Holdings, Inc.(b)                       52,900        454,411
=======================================================================
                                                                965,626
=======================================================================

APPAREL RETAIL-1.20%

Dress Barn, Inc. (The)(b)                         26,600        674,310
-----------------------------------------------------------------------
Gap, Inc. (The)                                   84,320      1,467,168
-----------------------------------------------------------------------
Payless ShoeSource, Inc.(b)                       76,400      2,075,788
=======================================================================
                                                              4,217,266
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.60%

Polo Ralph Lauren Corp.                           22,900      1,257,210
-----------------------------------------------------------------------
VF Corp.                                          64,400      4,374,048
=======================================================================
                                                              5,631,258
=======================================================================

APPLICATION SOFTWARE-0.52%

Amdocs Ltd.(b)                                    21,400        783,240
-----------------------------------------------------------------------
FactSet Research Systems Inc.                     22,390      1,059,047
=======================================================================
                                                              1,842,287
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.30%

Affiliated Managers Group, Inc.(a)(b)             32,150      2,793,513
-----------------------------------------------------------------------
Ameriprise Financial, Inc.                         9,540        426,152
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 111,900      3,603,180
-----------------------------------------------------------------------
Franklin Resources, Inc.                          14,700      1,276,107
=======================================================================
                                                              8,098,952
=======================================================================

AUTOMOBILE MANUFACTURERS-0.29%

Thor Industries, Inc.                             21,200      1,027,140
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

BIOTECHNOLOGY-0.40%

Amgen Inc.(b)                                     12,700   $    828,421
-----------------------------------------------------------------------
Biogen Idec Inc.(b)                               12,280        568,932
=======================================================================
                                                              1,397,353
=======================================================================

BUILDING PRODUCTS-0.81%

Masco Corp.                                       86,100      2,552,004
-----------------------------------------------------------------------
USG Corp.(a)(b)                                    4,200        306,306
=======================================================================
                                                              2,858,310
=======================================================================

CASINOS & GAMING-0.29%

Monarch Casino & Resort, Inc.(b)                  35,870      1,008,664
=======================================================================

COMMERCIAL PRINTING-0.27%

Harland (John H.) Co.                             21,700        943,950
=======================================================================

COMMUNICATIONS EQUIPMENT-2.11%

Cisco Systems, Inc.(b)                           311,400      6,081,642
-----------------------------------------------------------------------
Motorola, Inc.                                    66,800      1,346,020
=======================================================================
                                                              7,427,662
=======================================================================

COMPUTER HARDWARE-1.85%

Dell Inc.(b)                                      19,530        476,727
-----------------------------------------------------------------------
Hewlett-Packard Co.                               46,170      1,462,666
-----------------------------------------------------------------------
International Business Machines Corp.             59,846      4,597,370
=======================================================================
                                                              6,536,763
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.97%

Komag, Inc.(a)(b)                                 20,500        946,690
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(b)            44,570      2,488,343
=======================================================================
                                                              3,435,033
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.55%

Cummins Inc.                                      29,600      3,618,600
-----------------------------------------------------------------------
Oshkosh Truck Corp.                               38,800      1,843,776
=======================================================================
                                                              5,462,376
=======================================================================

CONSTRUCTION MATERIALS-1.16%

Cemex S.A. de C.V.-ADR (Mexico)(b)                14,705        837,744
-----------------------------------------------------------------------
Eagle Materials Inc.                              68,517      3,254,557
=======================================================================
                                                              4,092,301
=======================================================================

CONSUMER ELECTRONICS-0.49%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              56,007      1,744,058
=======================================================================

CONSUMER FINANCE-0.66%

ASTA Funding, Inc.(a)                             30,600      1,145,970
-----------------------------------------------------------------------
First Cash Financial Services, Inc.(b)            60,400      1,192,900
=======================================================================
                                                              2,338,870
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-1.21%

Fiserv, Inc.(b)                                   67,580   $  3,065,429
-----------------------------------------------------------------------
Global Payments Inc.                              12,270        595,708
-----------------------------------------------------------------------
Paychex, Inc.                                     15,300        596,394
=======================================================================
                                                              4,257,531
=======================================================================

DEPARTMENT STORES-1.07%

Nordstrom, Inc.                                  103,700      3,785,050
=======================================================================

DIVERSIFIED BANKS-1.56%

U.S. Bancorp                                     154,770      4,779,298
-----------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros S.A.-ADR
  (Brazil)                                        10,800        717,012
=======================================================================
                                                              5,496,310
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.76%

Cendant Corp.(b)                                 163,600      2,665,044
=======================================================================

DIVERSIFIED METALS & MINING-0.17%

Freeport-McMoRan Copper & Gold, Inc.-Class B      10,900        603,969
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.43%

Amphenol Corp.-Class A                            50,400      2,820,384
-----------------------------------------------------------------------
Mettler-Toledo International Inc.(b)              36,700      2,222,919
=======================================================================
                                                              5,043,303
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.34%

Trimble Navigation Ltd.(b)                        27,100      1,209,744
=======================================================================

FOOD RETAIL-0.15%

Kroger Co. (The)                                  23,500        513,710
=======================================================================

FOOTWEAR-0.95%

Deckers Outdoor Corp.(b)                          18,600        717,216
-----------------------------------------------------------------------
NIKE, Inc.-Class B                                32,500      2,632,500
=======================================================================
                                                              3,349,716
=======================================================================

HEALTH CARE DISTRIBUTORS-1.02%

AmerisourceBergen Corp.                           37,800      1,584,576
-----------------------------------------------------------------------
McKesson Corp.                                    42,930      2,029,730
=======================================================================
                                                              3,614,306
=======================================================================

HEALTH CARE EQUIPMENT-1.25%

Bard (C.R.), Inc.                                 16,100      1,179,486
-----------------------------------------------------------------------
Becton, Dickinson and Co.                         38,000      2,322,940
-----------------------------------------------------------------------
IDEXX Laboratories, Inc.(b)                       12,200        916,586
=======================================================================
                                                              4,419,012
=======================================================================

HEALTH CARE FACILITIES-1.46%

AmSurg Corp.(b)                                   47,500      1,080,625
-----------------------------------------------------------------------
Community Health Systems Inc.(b)                  22,000        808,500
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B           10,200        512,652
-----------------------------------------------------------------------
VCA Antech, Inc.(b)                               86,500      2,761,945
=======================================================================
                                                              5,163,722
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

HEALTH CARE SERVICES-2.18%

Caremark Rx, Inc.                                 51,500   $  2,568,305
-----------------------------------------------------------------------
Laboratory Corp. of America Holdings(b)           23,410      1,456,804
-----------------------------------------------------------------------
Pediatrix Medical Group, Inc.(b)                  56,766      2,571,500
-----------------------------------------------------------------------
Quest Diagnostics Inc.                            18,400      1,102,528
=======================================================================
                                                              7,699,137
=======================================================================

HEALTH CARE TECHNOLOGY-0.25%

Computer Programs and Systems, Inc.               22,010        879,520
=======================================================================

HOME FURNISHINGS-1.21%

Ethan Allen Interiors Inc.                        89,100      3,256,605
-----------------------------------------------------------------------
Furniture Brands International, Inc.(a)           47,800        996,152
=======================================================================
                                                              4,252,757
=======================================================================

HOME IMPROVEMENT RETAIL-2.44%

Home Depot, Inc. (The)                            89,800      3,213,942
-----------------------------------------------------------------------
Sherwin-Williams Co. (The)                       113,831      5,404,696
=======================================================================
                                                              8,618,638
=======================================================================

HOMEFURNISHING RETAIL-0.29%

Rent-A-Center Inc.(b)                             41,100      1,021,746
=======================================================================

HOUSEHOLD APPLIANCES-1.65%

Black & Decker Corp. (The)                        48,910      4,130,938
-----------------------------------------------------------------------
Whirlpool Corp.                                   20,532      1,696,970
=======================================================================
                                                              5,827,908
=======================================================================

HOUSEHOLD PRODUCTS-0.18%

Kimberly-Clark Corp.                              10,200        629,340
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.26%

Costco Wholesale Corp.                            15,860        906,082
=======================================================================

INDUSTRIAL GASES-0.67%

Airgas, Inc.                                      63,200      2,354,200
=======================================================================

INDUSTRIAL MACHINERY-1.77%

Danaher Corp.                                     20,400      1,312,128
-----------------------------------------------------------------------
Illinois Tool Works Inc.                          41,900      1,990,250
-----------------------------------------------------------------------
Ingersoll-Rand Co. Ltd.-Class A                   69,000      2,951,820
=======================================================================
                                                              6,254,198
=======================================================================

INSURANCE BROKERS-0.54%

Aon Corp.                                         54,516      1,898,247
=======================================================================

INTEGRATED OIL & GAS-4.30%

Exxon Mobil Corp.                                199,650     12,248,527
-----------------------------------------------------------------------
Occidental Petroleum Corp.                        28,500      2,922,675
=======================================================================
                                                             15,171,202
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.69%

CenturyTel, Inc.                                  55,900      2,076,685
-----------------------------------------------------------------------
TALK America Holdings, Inc.(b)                    55,500        343,545
=======================================================================
                                                              2,420,230
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-0.45%

EarthLink, Inc.(b)                               182,700   $  1,582,182
=======================================================================

INVESTMENT BANKING & BROKERAGE-4.38%

Goldman Sachs Group, Inc. (The)                   26,253      3,949,239
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     78,652      5,124,178
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         38,700      2,691,972
-----------------------------------------------------------------------
Morgan Stanley                                    58,474      3,696,141
=======================================================================
                                                             15,461,530
=======================================================================

IT CONSULTING & OTHER SERVICES-0.16%

Accenture Ltd.-Class A                            19,430        550,258
=======================================================================

LEISURE PRODUCTS-0.51%

Brunswick Corp.                                   41,300      1,373,225
-----------------------------------------------------------------------
Marvel Entertainment, Inc.(b)                     22,000        440,000
=======================================================================
                                                              1,813,225
=======================================================================

LIFE & HEALTH INSURANCE-0.77%

Lincoln National Corp.                            19,790      1,116,948
-----------------------------------------------------------------------
Prudential Financial, Inc.                        20,385      1,583,914
=======================================================================
                                                              2,700,862
=======================================================================

LIFE SCIENCES TOOLS & SERVICES-0.93%

Techne Corp.(b)                                   27,900      1,420,668
-----------------------------------------------------------------------
Waters Corp.(b)                                   41,600      1,847,040
=======================================================================
                                                              3,267,708
=======================================================================

MANAGED HEALTH CARE-4.00%

Aetna Inc.                                       140,510      5,610,564
-----------------------------------------------------------------------
Coventry Health Care, Inc.(b)                     13,350        733,449
-----------------------------------------------------------------------
Sierra Health Services, Inc.(b)                   43,900      1,976,817
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           97,771      4,378,186
-----------------------------------------------------------------------
WellPoint Inc.(b)                                 19,490      1,418,287
=======================================================================
                                                             14,117,303
=======================================================================

METAL & GLASS CONTAINERS-0.23%

Silgan Holdings Inc.                              22,000        814,220
=======================================================================

MOTORCYCLE MANUFACTURERS-0.48%

Harley-Davidson, Inc.                             31,100      1,707,079
=======================================================================

MULTI-LINE INSURANCE-1.25%

Genworth Financial Inc.-Class A                   72,300      2,518,932
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     22,500      1,903,500
=======================================================================
                                                              4,422,432
=======================================================================

OFFICE SERVICES & SUPPLIES-0.65%

Brady Corp.-Class A                               62,600      2,306,184
=======================================================================

OIL & GAS DRILLING-0.35%

Pride International, Inc.(b)                      20,000        624,600
-----------------------------------------------------------------------
Unit Corp.(b)                                     10,600        603,034
=======================================================================
                                                              1,227,634
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-1.60%

BJ Services Co.                                   78,900   $  2,939,814
-----------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(b)           16,800      1,025,472
-----------------------------------------------------------------------
Maverick Tube Corp.(b)                            12,400        783,556
-----------------------------------------------------------------------
Schlumberger Ltd.                                 13,500        878,985
=======================================================================
                                                              5,627,827
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.86%

Anadarko Petroleum Corp.                          42,470      2,025,394
-----------------------------------------------------------------------
Devon Energy Corp.                                16,500        996,765
=======================================================================
                                                              3,022,159
=======================================================================

OIL & GAS REFINING & MARKETING-0.72%

Sunoco, Inc.                                      22,920      1,588,127
-----------------------------------------------------------------------
Valero Energy Corp.                               14,200        944,584
=======================================================================
                                                              2,532,711
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.10%

Bank of America Corp.                            196,340      9,443,954
-----------------------------------------------------------------------
Citigroup Inc.                                   177,090      8,542,822
=======================================================================
                                                             17,986,776
=======================================================================

PACKAGED FOODS & MEATS-0.96%

General Mills, Inc.                               65,260      3,371,332
=======================================================================

PHARMACEUTICALS-6.74%

AstraZeneca PLC-ADR (United Kingdom)              20,200      1,208,364
-----------------------------------------------------------------------
Johnson & Johnson                                 98,805      5,920,396
-----------------------------------------------------------------------
King Pharmaceuticals, Inc.(b)                     78,800      1,339,600
-----------------------------------------------------------------------
Merck & Co. Inc.                                 180,690      6,582,537
-----------------------------------------------------------------------
Novartis A.G.-ADR (Switzerland)                   67,220      3,624,502
-----------------------------------------------------------------------
Pfizer Inc.                                      130,500      3,062,835
-----------------------------------------------------------------------
Wyeth                                             45,500      2,020,655
=======================================================================
                                                             23,758,889
=======================================================================

PROPERTY & CASUALTY INSURANCE-4.25%

Allstate Corp. (The)                              34,110      1,866,840
-----------------------------------------------------------------------
Ambac Financial Group, Inc.                       60,636      4,917,580
-----------------------------------------------------------------------
Chubb Corp. (The)                                 25,600      1,277,440
-----------------------------------------------------------------------
Fidelity National Financial, Inc.                 40,100      1,561,895
-----------------------------------------------------------------------
FPIC Insurance Group, Inc.(b)                     21,100        817,625
-----------------------------------------------------------------------
MBIA Inc.                                         19,520      1,142,896
-----------------------------------------------------------------------
SAFECO Corp.                                      21,400      1,205,890
-----------------------------------------------------------------------
United Fire & Casualty Co.                        24,000        723,120
-----------------------------------------------------------------------
W. R. Berkley Corp.                               43,560      1,486,703
=======================================================================
                                                             14,999,989
=======================================================================

REGIONAL BANKS-1.56%

Cullen/Frost Bankers, Inc.                        33,800      1,936,740
-----------------------------------------------------------------------
KeyCorp                                           76,700      2,736,656
-----------------------------------------------------------------------
Nara Bancorp, Inc.                                44,200        828,750
=======================================================================
                                                              5,502,146
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

RESTAURANTS-3.30%

CEC Entertainment Inc.(b)                         32,550   $  1,045,506
-----------------------------------------------------------------------
Darden Restaurants, Inc.                          92,800      3,656,320
-----------------------------------------------------------------------
Jack in the Box Inc.(b)                           20,820        816,144
-----------------------------------------------------------------------
Papa John's International, Inc.(b)                24,800        823,360
-----------------------------------------------------------------------
Yum! Brands, Inc.                                105,300      5,293,431
=======================================================================
                                                             11,634,761
=======================================================================

SEMICONDUCTORS-1.14%

Intel Corp.                                       38,300        725,785
-----------------------------------------------------------------------
Microchip Technology Inc.                         22,100        741,455
-----------------------------------------------------------------------
National Semiconductor Corp.                      53,690      1,280,506
-----------------------------------------------------------------------
NVIDIA Corp.(b)                                   23,800        506,702
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.-
  ADR (Taiwan)                                    84,459        775,334
=======================================================================
                                                              4,029,782
=======================================================================

SOFT DRINKS-0.26%

PepsiCo, Inc.                                     15,479        929,359
=======================================================================

SPECIALIZED CONSUMER SERVICES-1.01%

Jackson Hewitt Tax Service Inc.                   68,100      2,134,935
-----------------------------------------------------------------------
Steiner Leisure Ltd.(b)                           36,500      1,442,845
=======================================================================
                                                              3,577,780
=======================================================================

SPECIALIZED FINANCE-0.50%

CIT Group, Inc.                                   23,032      1,204,343
-----------------------------------------------------------------------
Portfolio Recovery Associates, Inc.(b)            12,600        575,820
=======================================================================
                                                              1,780,163
=======================================================================

SPECIALTY CHEMICALS-0.63%

A. Schulman, Inc.                                 97,500      2,231,775
=======================================================================

SPECIALTY STORES-0.73%

Staples, Inc.                                    105,700      2,570,624
=======================================================================

STEEL-2.70%

IPSCO, Inc. (Canada)(c)                           57,300      5,483,037
-----------------------------------------------------------------------
Nucor Corp.                                       74,200      4,025,350
=======================================================================
                                                              9,508,387
=======================================================================

SYSTEMS SOFTWARE-0.94%

Microsoft Corp.                                   87,400      2,036,420
-----------------------------------------------------------------------
Oracle Corp.(b)                                   89,500      1,296,855
=======================================================================
                                                              3,333,275
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-0.29%

CDW Corp.                                         18,800   $  1,027,420
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.24%

MGIC Investment Corp.                             13,290        863,850
=======================================================================

TOBACCO-0.87%

Loews Corp-Carolina Group                         16,570        851,201
-----------------------------------------------------------------------
Reynolds American Inc.                            16,200      1,867,860
-----------------------------------------------------------------------
Vector Group Ltd.(a)                              20,895        339,544
=======================================================================
                                                              3,058,605
=======================================================================

TRUCKING-0.75%

Arkansas Best Corp.                               36,670      1,841,201
-----------------------------------------------------------------------
Marten Transport, Ltd.(b)                         36,800        800,032
=======================================================================
                                                              2,641,233
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $296,864,118)                         344,501,673
=======================================================================

MONEY MARKET FUNDS-2.56%

Liquid Assets Portfolio-Institutional
  Class(d)                                     4,515,909      4,515,909
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)       4,515,909      4,515,909
=======================================================================
    Total Money Market Funds (Cost
      $9,031,818)                                             9,031,818
=======================================================================
Total Investments (excluding investments
  purchased with cash collateral from
  securities loaned)-100.23% (Cost
  $305,895,936)                                             353,533,491
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED-1.53%

MONEY MARKET FUNDS-1.53%

Liquid Assets Portfolio-Institutional Class
  (Cost $5,391,945)(d)(e)                      5,391,945      5,391,945
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,391,945)                                       5,391,945
=======================================================================
TOTAL INVESTMENTS-101.76% (Cost $311,287,881)               358,925,436
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.76)%                        (6,216,305)
=======================================================================
NET ASSETS-100.00%                                         $352,709,131
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) All or a portion of this security was out on loan at June 30, 2006.
(b) Non-income producing security.
(c) A portion of this security is subject to call options written. See Note 1G and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006
(Unaudited)

ASSETS:

Investments, at value (cost $296,864,118)*     $344,501,673
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $14,423,763)                             14,423,763
===========================================================
     Total investments (Cost $311,287,881)      358,925,436
===========================================================
Receivables for:
  Fund shares sold                                   32,109
-----------------------------------------------------------
  Dividends                                         341,797
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               79,124
-----------------------------------------------------------
Other assets                                         24,988
===========================================================
     Total assets                               359,403,454
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            751,916
-----------------------------------------------------------
  Options written, at value (premiums
     received $33,879)                               22,575
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                               120,844
-----------------------------------------------------------
  Collateral upon return of securities loaned     5,391,945
-----------------------------------------------------------
Accrued distribution fees                           131,331
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              548
-----------------------------------------------------------
Accrued transfer agent fees                         173,632
-----------------------------------------------------------
Accrued operating expenses                          101,532
===========================================================
     Total liabilities                            6,694,323
===========================================================
Net assets applicable to shares outstanding    $352,709,131
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $385,431,339
-----------------------------------------------------------
Undistributed net investment income (loss)         (568,017)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts    (79,803,050)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                47,648,859
===========================================================
                                               $352,709,131
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $244,452,193
___________________________________________________________
===========================================================
Class B                                        $ 88,772,775
___________________________________________________________
===========================================================
Class C                                        $ 19,484,163
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          12,903,253
___________________________________________________________
===========================================================
Class B                                           5,301,748
___________________________________________________________
===========================================================
Class C                                           1,165,415
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      18.95
-----------------------------------------------------------
  Offering price per share
     (Net asset value of $18.95 / 94.50%)      $      20.05
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      16.74
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      16.72
___________________________________________________________
===========================================================

* At June 30, 2006, securities with an aggregate value of $5,298,789 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2006
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $29,325)         $  2,418,382
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $7,665, after compensation to
  counterparties of $107,812)                                      244,688
==========================================================================
    Total investment income                                      2,663,070
==========================================================================

EXPENSES:

Advisory fees                                                    1,309,351
--------------------------------------------------------------------------
Administrative services fees                                        53,312
--------------------------------------------------------------------------
Custodian fees                                                      18,541
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          319,924
--------------------------------------------------------------------------
  Class B                                                          498,729
--------------------------------------------------------------------------
  Class C                                                          108,263
--------------------------------------------------------------------------
Transfer agent fees                                                702,617
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           12,852
--------------------------------------------------------------------------
Other                                                              127,405
==========================================================================
    Total expenses                                               3,150,994
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (26,288)
==========================================================================
    Net expenses                                                 3,124,706
==========================================================================
Net investment income (loss)                                      (461,636)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes net gains from securities
    sold to affiliates of $211,634)                             23,018,990
--------------------------------------------------------------------------
  Option contracts written                                          19,904
==========================================================================
                                                                23,038,894
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (14,105,028)
--------------------------------------------------------------------------
  Option contracts written                                          11,304
==========================================================================
                                                               (14,093,724)
==========================================================================
Net gain from investment securities and option contracts         8,945,170
==========================================================================
Net increase in net assets resulting from operations          $  8,483,534
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2006 and the year ended December 31, 2005 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (461,636)   $ (1,966,358)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             23,038,894      69,678,599
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (14,093,724)    (50,186,478)
==========================================================================================
    Net increase in net assets resulting from operations         8,483,534      17,525,763
==========================================================================================
Share transactions-net:
  Class A                                                      (21,338,575)    (45,443,426)
------------------------------------------------------------------------------------------
  Class B                                                      (19,516,045)    (46,135,865)
------------------------------------------------------------------------------------------
  Class C                                                       (3,822,153)     (7,734,281)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (44,676,773)    (99,313,572)
==========================================================================================
    Net increase (decrease) in net assets                      (36,193,239)    (81,787,809)
==========================================================================================

NET ASSETS:

  Beginning of period                                          388,902,370     470,690,179
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(568,017) and $(106,381),
    respectively)                                             $352,709,131    $388,902,370
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2006
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.80%
--------------------------------------------------------------------
Over $150 million                                             0.625%
 ___________________________________________________________________
====================================================================

    Through June 30, 2007, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2006, AIM waived fees of $15,389.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $870.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2006, AIM was paid $53,312.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the six months ended June 30, 2006, the Fund paid AIS $702,617.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2006, the Class A, Class B and Class C shares paid $319,924, $498,729 and $108,263, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2006, ADI advised the Fund that it retained $16,863 in front-end sales commissions from the sale of Class A shares and $2, $22,710 and $371 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2006.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      06/30/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,977,525      $18,703,362       $(20,164,978)         $   --         $4,515,909      $118,214       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                    --        4,932,921           (417,012)             --          4,515,909         1,934           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,977,525       18,703,362        (24,680,887)             --                 --       116,875           --
==================================================================================================================================
  Subtotal        $11,955,050      $42,339,645       $(45,262,877)         $   --         $9,031,818      $237,023       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      06/30/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 1,402,365      $39,642,720       $(35,653,140)         $  --          $ 5,391,945     $  7,665        $  --
==================================================================================================================================
    Total         $13,357,415      $81,982,365       $(80,916,017)         $  --          $14,423,763     $244,688        $  --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2006, the Fund engaged in securities sales of $2,468,960, which resulted in net realized gains of $211,634 and securities purchases of $2,141,990.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $10,029.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2006, the Fund paid legal fees of $2,433 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At June 30, 2006, securities with an aggregate value of $5,298,789 were on loan to brokers. The loans were secured by cash collateral of $5,391,945 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2006, the Fund received dividends on cash collateral investments of $7,665 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          520         53,783
-----------------------------------------------------------------------------------
Expired                                                         (220)       (19,904)
===================================================================================
End of period                                                    300       $ 33,879
___________________________________________________________________________________
===================================================================================

                                              OPEN OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                        CONTRACT    STRIKE    NUMBER OF    PREMIUMS                UNREALIZED
                                                         MONTH      PRICE     CONTRACTS    RECEIVED     VALUE     APPRECIATION
------------------------------------------------------------------------------------------------------------------------------
CALLS
Eagle Materials Inc.                                     Jul-06       50          90       $ 7,470     $ 7,425      $    45
------------------------------------------------------------------------------------------------------------------------------
Eagle Materials Inc.                                     Jul-06       55          90         2,970       1,350        1,620
------------------------------------------------------------------------------------------------------------------------------
IPSCO, Inc. (Canada)                                     Jul-06      100          40        12,279       8,600        3,679
------------------------------------------------------------------------------------------------------------------------------
IPSCO, Inc. (Canada)                                     Jul-06      105          40         7,280       3,800        3,480
------------------------------------------------------------------------------------------------------------------------------
IPSCO, Inc. (Canada)                                     Jul-06      110          40         3,880       1,400        2,480
==============================================================================================================================
    Total                                                                        300       $33,879     $22,575      $11,304
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end. Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                               $ 56,001,620
-----------------------------------------------------------------------------
December 31, 2011                                                 46,792,314
=============================================================================
Total capital loss carryforward                                 $102,793,934
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2006 was $128,595,816 and $170,808,132, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS}
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $56,192,398
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (8,568,310)
===============================================================================
Net unrealized appreciation of investment securities              $47,624,088
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $311,301,348.


NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2006                DECEMBER 31, 2005
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        292,459    $  5,643,892        780,120    $ 13,761,890
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        155,575       2,653,233        498,217       7,793,624
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         73,427       1,251,507        193,899       3,028,919
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        384,879       7,422,341      1,121,759      19,623,817
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (434,746)     (7,422,341)    (1,259,304)    (19,623,817)
=======================================================================================================================
Reacquired:
  Class A                                                     (1,788,029)    (34,404,808)    (4,470,464)    (78,829,133)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (866,492)    (14,746,937)    (2,192,148)    (34,305,672)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (299,372)     (5,073,660)      (688,802)    (10,763,200)
=======================================================================================================================
                                                              (2,482,299)   $(44,676,773)    (6,016,723)   $(99,313,572)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 13 -- NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

NOTE 14 -- FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                               --------------------------------------------------------------------------------------------------
                               SIX MONTHS
                                 ENDED                                        YEAR ENDED DECEMBER 31,
                                JUNE 30,          -------------------------------------------------------------------------------
                                  2006              2005             2004             2003             2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $  18.55          $  17.65         $  15.50         $  11.97         $  17.00          $  22.88
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                         (0.00)            (0.04)(a)        (0.06)(a)(b)     (0.09)(a)        (0.06)(a)         (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.40              0.94             2.21             3.62            (4.97)            (5.79)
=================================================================================================================================
    Total from investment
      operations                    0.40              0.90             2.15             3.53            (5.03)            (5.87)
=================================================================================================================================
Less distributions from net
  realized gains                      --                --               --               --               --             (0.01)
=================================================================================================================================
Net asset value, end of
  period                        $  18.95          $  18.55         $  17.65         $  15.50         $  11.97          $  17.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                     2.16%             5.10%           13.87%           29.49%          (29.59)%          (25.64)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $244,452          $259,946         $292,681         $288,976         $250,666          $396,779
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets                        1.42%(d)(e)       1.39%            1.38%(e)         1.47%            1.32%             1.24%
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                       (0.00)%(d)        (0.21)%          (0.40)%(b)       (0.65)%          (0.45)%           (0.45)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)            35%               91%              38%              69%              86%              117%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.51)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $258,060,258.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43% (annualized) and 1.40% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                             CLASS B
                                -------------------------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                        YEAR ENDED DECEMBER 31,
                                 JUNE 30,           -----------------------------------------------------------------------------
                                   2006               2005           2004              2003              2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $ 16.46            $  15.78       $  13.96          $  10.86          $  15.54        $  21.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.07)              (0.15)(a)      (0.17)(a)(b)      (0.17)(a)         (0.16)(a)       (0.20)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.35                0.83           1.99              3.27             (4.52)          (5.32)
=================================================================================================================================
    Total from investment
      operations                    0.28                0.68           1.82              3.10             (4.68)          (5.52)
=================================================================================================================================
Less distributions from net
  realized gains                      --                  --             --                --                --           (0.01)
=================================================================================================================================
Net asset value, end of period   $ 16.74            $  16.46       $  15.78          $  13.96          $  10.86        $  15.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                     1.70%               4.31%         13.04%            28.55%           (30.12)%        (26.19)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $88,773            $106,097       $148,300          $198,148          $214,709        $432,002
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets                        2.17%(d)(e)         2.14%          2.13%(e)          2.22%             2.07%           2.00%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets     (0.75)%(d)          (0.96)%        (1.15)%(b)        (1.40)%           (1.20)%         (1.21)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)            35%                 91%            38%               69%               86%            117%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $100,572,409.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.18% (annualized) and 2.15% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                               CLASS C
                                     --------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED                                      YEAR ENDED DECEMBER 31,
                                      JUNE 30,             ----------------------------------------------------------------------
                                        2006                2005          2004             2003          2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                              $ 16.43              $ 15.75       $ 13.94          $ 10.84       $ 15.52         $ 21.05
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          (0.07)               (0.15)(a)     (0.17)(a)(b)     (0.17)(a)     (0.16)(a)       (0.20)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.36                 0.83          1.98             3.27         (4.52)          (5.32)
=================================================================================================================================
    Total from investment
      operations                         0.29                 0.68          1.81             3.10         (4.68)          (5.52)
=================================================================================================================================
Less distributions from net
  realized gains                           --                   --            --               --            --           (0.01)
=================================================================================================================================
Net asset value, end of period        $ 16.72              $ 16.43       $ 15.75          $ 13.94       $ 10.84         $ 15.52
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                          1.76%                4.32%        12.98%           28.60%       (30.15)%        (26.21)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $19,484              $22,860       $29,710          $33,585       $32,558         $59,112
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                 2.17%(d)(e)          2.14%         2.13%(e)         2.22%         2.07%           2.00%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets          (0.75)%(d)           (0.96)%       (1.15)%(b)       (1.40)%       (1.20)%         (1.21)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                 35%                  91%           38%              69%           86%            117%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $21,832,111.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.18% (annualized) and 2.15% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State Auditor Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                                                                    APPENDIX III


                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
           OF AIM OPPORTUNITIES II FUND AND AIM OPPORTUNITIES III FUND
                           INTO AIM SELECT EQUITY FUND
                                  JUNE 30, 2006
                                   (UNAUDITED)

                     SHARES                                                                             VALUE
-----------------------------------------------                                 ----------------------------------------------------
                             AIM     AIM SELECT                                                                         AIM SELECT
     AIM          AIM       SELECT  EQUITY FUND                                      AIM          AIM      AIM SELECT   EQUITY FUND
OPPORTUNITES OPPORTUNITES  EQUITY    PRO FORMA                                  OPPORTUNITES OPPORTUNITES    EQUITY      PRO FORMA
   II FUND     III FUND     FUND     COMBINING                                     II FUND     III FUND       FUND       COMBINING
------------ ------------ --------- -----------                                 ------------ ------------ ------------ -------------
                                                COMMON STOCKS & OTHER
                                                   EQUITY
                                                   INTERESTS--104.84%
                                                ADVERTISING--0.18%
          --           --    37,280      37,280 Harte-Hanks, Inc.               $         -- $         -- $    955,859 $    955,859
                                                                                ------------ ------------ ------------ ------------
                                                AEROSPACE &
                                                   DEFENSE--2.93%
          --        6,060    30,750      36,810 Boeing Co. (The)                          --      496,375    2,518,733    3,015,108
      14,480       12,476    36,600      63,556 General Dynamics Corp.               947,861      816,679    2,395,836    4,160,376
          --        8,186    35,410      43,596 Lockheed Martin Corp.                     --      587,264    2,540,313    3,127,577
      13,760           --        --      13,760 Precision Castparts
                                                   Corp.                             822,298           --           --      822,298
          --           --    17,470      17,470 Raytheon Co.                              --           --      778,638      778,638
          --           --    41,700      41,700 Rockwell Collins, Inc.                    --           --    2,329,779    2,329,779
          --           --    12,397      12,397 United Industrial Corp.  (a)              --           --      560,964      560,964
          --           --     8,680       8,680 United Technologies
                                                   Corp.                                  --           --      550,486      550,486
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,770,159    1,900,318   11,674,749   15,345,226
                                                                                ------------ ------------ ------------ ------------
                                                AIR FREIGHT &
                                                   LOGISTICS--0.38%
      10,164           --        --      10,164 EGL, Inc.                (b)         510,233           --           --      510,233
          --           --    33,800      33,800 Hub Group, Inc.-Class A  (b)              --           --      829,114      829,114
          --        7,952        --       7,952 United Parcel Service,
                                                   Inc.-Class B                           --      654,688           --      654,688
                                                                                ------------ ------------ ------------ ------------
                                                                                     510,233      654,688      829,114    1,994,035
                                                                                ------------ ------------ ------------ ------------
                                                AIRLINES--0.26%
          --           --    51,900      51,900 Mesa Air Group, Inc.     (b)              --           --      511,215      511,215
       8,225           --        --       8,225 US Airways Group, Inc.   (b)         415,691           --           --      415,691
          --           --    52,900      52,900 World Air Holdings, Inc. (b)              --           --      454,411      454,411
                                                                                ------------ ------------ ------------ ------------
                                                                                     415,691           --      965,626    1,381,317
                                                                                ------------ ------------ ------------ ------------
                                                APPAREL RETAIL--2.34%
      21,790           --        --      21,790 American Eagle
                                                   Outfitters, Inc.                  741,732           --           --      741,732
      16,546           --        --      16,546 AnnTaylor Stores Corp.   (b)         717,765           --           --      717,765
      22,226        9,382        --      31,608 Buckle, Inc. (The)                   930,603      392,824           --    1,323,427
      28,499           --        --      28,499 Cato Corp. (The)-Class A             736,699           --           --      736,699
       8,624           --        --       8,624 Charlotte Russe Holding
                                                   Inc.                  (b)         206,459           --           --      206,459
       4,993           --        --       4,993 Chico's FAS, Inc.        (b)         134,711           --           --      134,711
      94,338           --    26,600     120,938 Dress Barn, Inc. (The)   (b)       2,391,468           --      674,310    3,065,778
          --           --    84,320      84,320 Gap, Inc. (The)                           --           --    1,467,168    1,467,168
      20,415        5,518        --      25,933 Gymboree Corp. (The)     (b)         709,625      191,806           --      901,431
          --           --    76,400      76,400 Payless ShoeSource, Inc. (b)              --           --    2,075,788    2,075,788
       7,000           --        --       7,000 Shoe Carnival, Inc.      (b)         167,020           --           --      167,020
      18,026           --        --      18,026 Too Inc.                 (b)         692,018           --           --      692,018
                                                                                ------------ ------------ ------------ ------------
                                                                                   7,428,100      584,630    4,217,266   12,229,996
                                                                                ------------ ------------ ------------ ------------
                                                APPAREL, ACCESSORIES &
                                                   LUXURY GOODS--1.27%
      13,650       13,627        --      27,277 Phillips-Van Heusen
                                                   Corp.                             520,884      520,006           --    1,040,890
          --           --    22,900      22,900 Polo Ralph Lauren Corp.                   --           --    1,257,210    1,257,210
          --           --    64,400      64,400 VF Corp.                                  --           --    4,374,048    4,374,048
                                                                                ------------ ------------ ------------ ------------
                                                                                     520,884      520,006    5,631,258    6,672,148
                                                                                ------------ ------------ ------------ ------------
                                                APPLICATION
                                                   SOFTWARE--0.95%
          --           --    21,400      21,400 Amdocs Ltd.              (b)              --           --      783,240      783,240
      23,556           --        --      23,556 Ansoft Corp.             (b)         482,427           --           --      482,427
      25,722        5,246    22,390      53,358 FactSet Research Systems
                                                   Inc.                            1,216,651      248,136    1,059,047    2,523,834
      12,614        4,168        --      16,782 Intuit Inc.              (b)         761,759      251,705           --    1,013,464
       9,340           --        --       9,340 Sonic Solutions          (b)         154,110           --           --      154,110
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,614,947      499,841    1,842,287    4,957,075
                                                                                ------------ ------------ ------------ ------------
                                                ASSET MANAGEMENT &
                                                   CUSTODY BANKS--2.05%
          --           --    32,150      32,150 Affiliated Managers
                                                   Group, Inc.           (a)(b)           --           --    2,793,513    2,793,513
          --           --     9,540       9,540 Ameriprise Financial,
                                                   Inc.                                   --           --      426,152      426,152
          --           --   111,900     111,900 Bank of New York Co.,
                                                   Inc. (The)                             --           --    3,603,180    3,603,180
          --           --    14,700      14,700 Franklin Resources, Inc.                  --           --    1,276,107    1,276,107
          --       35,589        --      35,589 MCG Capital Corp.                         --      565,865           --      565,865
      32,252        3,929        --      36,181 Nuveen Investments-Class
                                                   A                               1,388,449      169,143           --    1,557,592
      33,246           --        --      33,246 Patriot Capital Funding
                                                   Inc.                              369,031           --           --      369,031
       3,910           --        --       3,910 T. Rowe Price Group Inc.             147,837           --           --      147,837
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,905,317      735,008    8,098,952   10,739,277
                                                                                ------------ ------------ ------------ ------------
                                                AUTO PARTS &
                                                   EQUIPMENT--0.04%
       8,189           --        --       8,189 Aftermarket Technology
                                                   Corp.                 (b)         203,497           --           --      203,497
                                                                                ------------ ------------ ------------ ------------
                                                AUTOMOBILE
                                                    MANUFACTURERS--0.20%
          --           --    21,200      21,200 Thor Industries, Inc.                     --           --    1,027,140    1,027,140
                                                                                ------------ ------------ ------------ ------------
                                                AUTOMOTIVE RETAIL--0.32%
      21,665        7,663        --      29,328 Group 1 Automotive, Inc.           1,220,606      431,733           --    1,652,339
                                                                                ------------ ------------ ------------ ------------
                                                BIOTECHNOLOGY--0.66%
      13,316           --        --      13,316 Alkermes, Inc.           (b)    $    251,939 $         -- $         --    $ 251,939
          --        6,266    12,700      18,966 Amgen Inc.               (b)              --      408,731      828,421    1,237,152
          --           --    12,280      12,280 Biogen Idec Inc.         (b)              --           --      568,932      568,932
       6,304       11,088        --      17,392 Gilead Sciences, Inc.    (b)         372,945      655,966           --    1,028,911
       9,021           --        --       9,021 ImClone Systems Inc.     (b)         348,571           --           --      348,571
                                                                                ------------ ------------ ------------ ------------
                                                                                     973,455    1,064,697    1,397,353    3,435,505
                                                                                ------------ ------------ ------------ ------------

                                                BUILDING PRODUCTS--0.58%
          --           --    86,100      86,100 Masco Corp.                               --           --    2,552,004    2,552,004
       5,608           --        --       5,608 PW Eagle, Inc.                       169,586           --           --      169,586
          --           --     4,200       4,200 USG Corp.                (a)(b)           --           --      306,306      306,306
                                                                                ------------ ------------ ------------ ------------
                                                                                     169,586           --    2,858,310    3,027,896
                                                                                ------------ ------------ ------------ ------------
                                                CASINOS & GAMING--0.33%
      24,060       11,593        --      35,653 Dover Downs Gaming &
                                                   Entertainment, Inc.               472,538      227,686           --      700,224
          --           --    35,870      35,870 Monarch Casino & Resort,
                                                   Inc.                  (b)              --           --    1,008,664    1,008,664
                                                                                ------------ ------------ ------------ ------------
                                                                                     472,538      227,686    1,008,664    1,708,888
                                                                                ------------ ------------ ------------ ------------
                                                CATALOG RETAIL--0.12%
      11,565       10,441        --      22,006 Blair Corp.                          344,059      310,620           --      654,679
                                                                                ------------ ------------ ------------ ------------
                                                COAL & CONSUMABLE
                                                   FUELS--0.22%
      20,261           --        --      20,261 Peabody Energy Corp.               1,129,551           --           --    1,129,551
                                                                                ------------ ------------ ------------ ------------
                                                COMMERCIAL
                                                   PRINTING--0.46%
      27,292        5,891    21,700      54,883 Harland (John H.) Co.              1,187,202      256,258      943,950    2,387,410
                                                                                ------------ ------------ ------------ ------------
                                                COMMODITY
                                                   CHEMICALS--0.38%
      41,558       17,717        --      59,275 Lyondell Chemical Co.                941,704      401,467           --    1,343,171
      14,620        7,296        --      21,916 Westlake Chemical Corp.              435,676      217,421           --      653,097
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,377,380      618,888           --    1,996,268
                                                                                ------------ ------------ ------------ ------------
                                                COMMUNICATIONS
                                                   EQUIPMENT--2.42%
          --       44,312   311,400     355,712 Cisco Systems, Inc.      (b)              --      865,414    6,081,642    6,947,056
          --       15,268        --      15,268 Corning Inc.             (b)              --      369,333           --      369,333
      12,791       11,976        --      24,767 EMS Technologies, Inc.   (b)         229,854      215,209           --      445,063
      26,421           --        --      26,421 Harris Corp.                       1,096,736           --           --    1,096,736
       9,371           --        --       9,371 Loral Space &
                                                   Communications Inc.
                                                   (Bermuda)             (b)         265,761           --           --      265,761
          --       19,056    66,800      85,856 Motorola, Inc.                            --      383,978    1,346,020    1,729,998
      22,187       23,055        --      45,242 QUALCOMM Inc.                        889,033      923,814           --    1,812,847
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,481,384    2,757,748    7,427,662   12,666,794
                                                                                ------------ ------------ ------------ ------------
                                                COMPUTER & ELECTRONICS
                                                   RETAIL--0.03%
          --        2,578        --       2,578 Best Buy Co., Inc.                        --      141,377           --      141,377
                                                                                ------------ ------------ ------------ ------------
                                                COMPUTER HARDWARE--1.94%
          --        6,764        --       6,764 Apple Computer, Inc.     (b)              --      386,360           --      386,360
          --           --    19,530      19,530 Dell Inc.                (b)              --           --      476,727      476,727
      30,730       38,003    46,170     114,903 Hewlett-Packard Co.                  973,526    1,203,935    1,462,666    3,640,127
          --       13,764    59,846      73,610 International Business
                                                   Machines Corp.                         --    1,057,350    4,597,370    5,654,720
                                                                                ------------ ------------ ------------ ------------
                                                                                     973,526    2,647,645    6,536,763   10,157,934
                                                                                ------------ ------------ ------------ ------------
                                                COMPUTER STORAGE &
                                                   PERIPHERALS--0.90%
          --       17,489        --      17,489 EMC Corp.                (b)              --      191,854           --      191,854
       8,849        3,516    20,500      32,865 Komag, Inc.              (a)(b)      408,647      162,369      946,690    1,517,706
          --           --    44,570      44,570 Lexmark International,
                                                   Inc.-Class A          (b)              --           --    2,488,343    2,488,343
      25,259           --        --      25,259 Western Digital Corp.    (b)         500,381           --           --      500,381
                                                                                ------------ ------------ ------------ ------------
                                                                                     909,028      354,223    3,435,033    4,698,284
                                                                                ------------ ------------ ------------ ------------
                                                CONSTRUCTION & FARM
                                                   MACHINERY & HEAVY
                                                   TRUCKS--1.60%
          --        4,933        --       4,933 Caterpillar Inc.                          --      367,410           --      367,410
      16,505        4,395    29,600      50,500 Cummins Inc.                       2,017,736      537,289    3,618,600    6,173,625
          --           --    38,800      38,800 Oshkosh Truck Corp.                       --           --    1,843,776    1,843,776
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,017,736      904,699    5,462,376    8,384,811
                                                                                ------------ ------------ ------------ ------------
                                                CONSTRUCTION
                                                   MATERIALS--1.14%
          --           --    14,705      14,705 Cemex S.A. de C.V.-ADR
                                                   (Mexico)              (b)              --           --      837,744      837,744
      21,511           --    68,517      90,028 Eagle Materials Inc.               1,021,772           --    3,254,557    4,276,329
       9,648           --        --       9,648 Martin Marietta
                                                   Materials, Inc.                   879,415           --           --      879,415
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,901,187           --    4,092,301    5,993,488
                                                                                ------------ ------------ ------------ ------------
                                                CONSUMER
                                                   ELECTRONICS--0.33%
          --           --    56,007      56,007 Koninklijke (Royal)
                                                   Philips
                                                   Electronics N.V.-New
                                                   York Shares
                                                   (Netherlands)                          --           --    1,744,058    1,744,058
                                                                                ------------ ------------ ------------ ------------
                                                CONSUMER FINANCE--0.52%
      10,740           --    30,600      41,340 ASTA Funding, Inc.       (a)         402,213           --    1,145,970    1,548,183
          --           --    60,400      60,400 First Cash Financial
                                                   Services, Inc.        (b)              --           --    1,192,900    1,192,900
                                                                                ------------ ------------ ------------ ------------
                                                                                     402,213           --    2,338,870    2,741,083
                                                                                ------------ ------------ ------------ ------------
                                                DATA PROCESSING &
                                                   OUTSOURCED
                                                   SERVICES--1.85%
       4,481           --        --       4,481 Computer Sciences Corp.  (b)    $    217,060 $         -- $         -- $    217,060
          --           --    67,580      67,580 Fiserv, Inc.             (b)              --           --    3,065,429    3,065,429
      29,955        7,380    12,270      49,605 Global Payments Inc.               1,454,315      358,299      595,708    2,408,322
      34,116       10,511        --      44,627 MoneyGram International,
                                                   Inc.                            1,158,238      356,848           --    1,515,086
      32,598       15,710    15,300      63,608 Paychex, Inc.                      1,270,670      612,376      596,394    2,479,440
                                                                                ------------ ------------ ------------ ------------
                                                                                   4,100,283    1,327,523    4,257,531    9,685,337
                                                                                ------------ ------------ ------------ ------------
                                                DEPARTMENT STORES--1.00%
          --        3,892        --       3,892 J.C. Penney Co., Inc.                     --      262,749           --      262,749
          --        5,908        --       5,908 Kohl's Corp.             (b)              --      349,281           --      349,281
      15,489        6,891   103,700     126,080 Nordstrom, Inc.                      565,348      251,521    3,785,050    4,601,919
                                                                                ------------ ------------ ------------ ------------
                                                                                     565,348      863,551    3,785,050    5,213,949
                                                                                ------------ ------------ ------------ ------------
                                                DIVERSIFIED BANKS--1.18%
          --       22,705   154,770     177,475 U.S. Bancorp                              --      701,130    4,779,298    5,480,428
          --           --    10,800      10,800 Unibanco-Uniao de Bancos
                                                   Brasileiros S.A.-ADR
                                                   (Brazil)                               --           --      717,012      717,012
                                                                                ------------ ------------ ------------ ------------
                                                                                          --      701,130    5,496,310    6,197,440
                                                                                ------------ ------------ ------------ ------------
                                                DIVERSIFIED
                                                   CHEMICALS--1.56%
      64,942       10,223        --      75,165 Ashland Inc.                       4,331,631      681,874           --    5,013,505
          --       14,923        --      14,923 Dow Chemical Co. (The)                    --      582,445           --      582,445
      35,997       12,072        --      48,069 Eastman Chemical Co.               1,943,838      651,888           --    2,595,726
                                                                                ------------ ------------ ------------ ------------
                                                                                   6,275,469    1,916,207           --    8,191,676
                                                                                ------------ ------------ ------------ ------------

                                                DIVERSIFIED COMMERCIAL &
                                                   PROFESSIONAL
                                                   SERVICES--1.34%
      32,862           --        --      32,862 CBIZ, Inc.               (b)         243,507           --           --      243,507
          --           --   163,600     163,600 Cendant Corp.            (b)              --           --    2,665,044    2,665,044
      17,441        1,768        --      19,209 Corporate Executive
                                                   Board Co. (The)                 1,747,588      177,154           --    1,924,742
      13,091           --        --      13,091 Geo Group Inc. (The)     (b)         458,840           --           --      458,840
      27,261        9,181        --      36,442 West Corp.               (b)       1,306,075      439,862           --    1,745,937
                                                                                ------------ ------------ ------------ ------------
                                                                                   3,756,010      617,016    2,665,044    7,038,070
                                                                                ------------ ------------ ------------ ------------
                                                DIVERSIFIED METALS &
                                                   MINING--0.11%
          --           --    10,900      10,900 Freeport-McMoRan Copper
                                                   & Gold,
                                                   Inc.-Class B                           --           --      603,969      603,969
                                                                                ------------ ------------ ------------ ------------
                                                ELECTRIC
                                                   UTILITIES--0.67%
      27,530        6,682        --      34,212 Allegheny Energy, Inc.   (b)       1,020,537      247,702           --    1,268,239
      22,753       19,310        --      42,063 Cleco Corp.                          529,007      448,958           --      977,965
       7,351           --        --       7,351 Edison International                 286,689           --           --      286,689
          --       18,006        --      18,006 FirstEnergy Corp.                         --      976,105           --      976,105
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,836,233    1,672,765           --    3,508,998
                                                                                ------------ ------------ ------------ ------------
                                                ELECTRICAL COMPONENTS &
                                                   EQUIPMENT--0.08%
          --        4,941        --       4,941 Emerson Electric Co.                      --      414,105           --      414,105
                                                                                ------------ ------------ ------------ ------------
                                                ELECTRONIC EQUIPMENT
                                                   MANUFACTURERS--0.96%
          --           --    50,400      50,400 Amphenol Corp.-Class A                    --           --    2,820,384    2,820,384
          --           --    36,700      36,700 Mettler-Toledo
                                                   International Inc.    (b)              --           --    2,222,919    2,222,919
                                                                                ------------ ------------ ------------ ------------
                                                                                          --           --    5,043,303    5,043,303
                                                                                ------------ ------------ ------------ ------------
                                                ELECTRONIC MANUFACTURING
                                                   SERVICES--0.27%
       6,526           --        --       6,526 Plexus Corp.             (b)         223,254           --           --      223,254
          --           --    27,100      27,100 Trimble Navigation Ltd.  (b)              --           --    1,209,744    1,209,744
                                                                                ------------ ------------ ------------ ------------
                                                                                     223,254           --    1,209,744    1,432,998
                                                                                ------------ ------------ ------------ ------------
                                                FOOD DISTRIBUTORS--0.09%
          --       14,702        --      14,702 Performance Food Group
                                                   Co.                   (b)              --      446,647           --      446,647
                                                                                ------------ ------------ ------------ ------------
                                                FOOD RETAIL--0.10%
          --           --    23,500      23,500 Kroger Co. (The)                          --           --      513,710      513,710
                                                                                ------------ ------------ ------------ ------------
                                                FOOTWEAR--0.64%
          --           --    18,600      18,600 Deckers Outdoor Corp.    (b)              --           --      717,216      717,216
          --           --    32,500      32,500 NIKE, Inc.-Class B                        --           --    2,632,500    2,632,500
                                                                                ------------ ------------ ------------ ------------
                                                                                          --           --    3,349,716    3,349,716
                                                                                ------------ ------------ ------------ ------------
                                                FOREST PRODUCTS--0.03%
       3,247           --        --       3,247 Deltic Timber Corp.                  183,033           --           --      183,033
                                                                                ------------ ------------ ------------ ------------
                                                GAS UTILITIES--1.64%
      20,113        6,407        --      26,520 Energen Corp.                        772,540      246,093           --    1,018,633
      80,629       21,115        --     101,744 Equitable Resources,
                                                   Inc.                            2,701,072      707,353           --    3,408,425
      39,822        5,628        --      45,450 Questar Corp.                      3,205,273      452,998           --    3,658,271
       6,242       12,389        --      18,631 South Jersey Industries,
                                                   Inc.                              170,968      339,335           --      510,303
                                                                                ------------ ------------ ------------ ------------
                                                                                   6,849,853    1,745,779           --    8,595,632
                                                                                ------------ ------------ ------------ ------------
                                                GENERAL MERCHANDISE
                                                   STORES--0.08%
      16,315           --        --      16,315 Conn's, Inc.             (b)         433,163           --           --      433,163
                                                                                ------------ ------------ ------------ ------------
                                                HEALTH CARE
                                                   DISTRIBUTORS--0.72%
          --           --    37,800      37,800 AmerisourceBergen Corp.                   --           --    1,584,576    1,584,576
          --        3,447    42,930      46,377 McKesson Corp.                            --      162,974    2,029,730    2,192,704
                                                                                ------------ ------------ ------------ ------------
                                                                                          --      162,974    3,614,306    3,777,280
                                                                                ------------ ------------ ------------ ------------
                                                HEALTH CARE
                                                   EQUIPMENT--1.11%
          --           --    16,100      16,100 Bard (C.R.), Inc.               $         -- $         -- $  1,179,486 $  1,179,486
          --       11,370    38,000      49,370 Becton, Dickinson and
                                                   Co.                                    --      695,048    2,322,940    3,017,988
       4,711           --        --       4,711 Biosite Inc.             (b)         215,104           --           --      215,104
       3,099           --        --       3,099 Hillenbrand Industries,
                                                   Inc.                              150,302           --           --      150,302
          --        4,708    12,200      16,908 IDEXX Laboratories, Inc. (b)              --      353,712      916,586    1,270,298
                                                                                ------------ ------------ ------------ ------------
                                                                                     365,406    1,048,760    4,419,012    5,833,178
                                                                                ------------ ------------ ------------ ------------
                                                HEALTH CARE
                                                   FACILITIES--0.99%
          --           --    47,500      47,500 AmSurg Corp.             (b)              --           --    1,080,625    1,080,625
          --           --    22,000      22,000 Community Health Systems
                                                   Inc.                  (b)              --           --      808,500      808,500
          --           --    10,200      10,200 Universal Health
                                                   Services,
                                                   Inc.-Class B                           --           --      512,652      512,652
          --           --    86,500      86,500 VCA Antech, Inc.         (b)              --           --    2,761,945    2,761,945
                                                                                ------------ ------------ ------------ ------------
                                                                                          --           --    5,163,722    5,163,722
                                                                                ------------ ------------ ------------ ------------
                                                HEALTH CARE
                                                   SERVICES--1.47%
          --           --    51,500      51,500 Caremark Rx, Inc.                         --           --    2,568,305    2,568,305
          --           --    23,410      23,410 Laboratory Corp. of
                                                   America
                                                   Holdings              (b)              --           --    1,456,804    1,456,804
          --           --    56,766      56,766 Pediatrix Medical Group,
                                                   Inc.                  (b)              --           --    2,571,500    2,571,500
          --           --    18,400      18,400 Quest Diagnostics Inc.                    --           --    1,102,528    1,102,528
                                                                                ------------ ------------ ------------ ------------
                                                                                          --           --    7,699,137    7,699,137
                                                                                ------------ ------------ ------------ ------------
                                                HEALTH CARE
                                                   SUPPLIES--0.14%
      19,296       10,495        --      29,791 Immucor, Inc.            (b)         371,062      201,819           --      572,881
      18,986           --        --      18,986 OraSure Technologies,
                                                   Inc.                  (b)         180,747           --           --      180,747
                                                                                ------------ ------------ ------------ ------------
                                                                                     551,809      201,819           --      753,628
                                                                                ------------ ------------ ------------ ------------
                                                HEALTH CARE
                                                   TECHNOLOGY--0.27%
      13,906           --    22,010      35,916 Computer Programs and
                                                   Systems, Inc.                     555,684           --      879,520    1,435,204
                                                                                ------------ ------------ ------------ ------------
                                                HOME FURNISHINGS--0.81%
          --           --    89,100      89,100 Ethan Allen Interiors
                                                   Inc.                                   --           --    3,256,605    3,256,605
          --           --    47,800      47,800 Furniture Brands
                                                   International, Inc.   (a)              --           --      996,152      996,152
                                                                                ------------ ------------ ------------ ------------
                                                                                          --           --    4,252,757    4,252,757
                                                                                ------------ ------------ ------------ ------------

                                                HOME IMPROVEMENT
                                                   RETAIL--1.83%
          --       11,862    89,800     101,662 Home Depot, Inc. (The)                    --      424,541    3,213,942    3,638,483
          --        8,885        --       8,885 Lowe's Cos., Inc.                         --      539,053           --      539,053
          --           --   113,831     113,831 Sherwin-Williams Co.
                                                   (The)                                  --           --    5,404,696    5,404,696
                                                                                ------------ ------------ ------------ ------------
                                                                                          --      963,594    8,618,638    9,582,232
                                                                                ------------ ------------ ------------ ------------
                                                HOMEBUILDING--0.34%
      16,418        7,020        --      23,438 Cavco Industries, Inc.   (b)         729,616      311,969           --    1,041,585
      10,258        4,467        --      14,725 Centex Corp.                         515,977      224,690           --      740,667
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,245,593      536,659           --    1,782,252
                                                                                ------------ ------------ ------------ ------------
                                                HOMEFURNISHING
                                                   RETAIL--0.23%
          --           --    41,100      41,100 Rent-A-Center Inc.       (b)              --           --    1,021,746    1,021,746
       7,783           --        --       7,783 Select Comfort Corp.     (b)         178,776           --           --      178,776
                                                                                ------------ ------------ ------------ ------------
                                                                                     178,776           --    1,021,746    1,200,522
                                                                                ------------ ------------ ------------ ------------
                                                HOTELS, RESORTS & CRUISE
                                                   LINES--0.48%
      28,596       12,457        --      41,053 Choice Hotels
                                                   International, Inc.             1,732,918      754,894           --    2,487,812
                                                                                ------------ ------------ ------------ ------------
                                                HOUSEHOLD
                                                   APPLIANCES--1.11%
          --           --    48,910      48,910 Black & Decker Corp.
                                                   (The)                                  --           --    4,130,938    4,130,938
          --           --    20,532      20,532 Whirlpool Corp.                           --           --    1,696,970    1,696,970
                                                                                ------------ ------------ ------------ ------------
                                                                                          --           --    5,827,908    5,827,908
                                                                                ------------ ------------ ------------ ------------
                                                HOUSEHOLD
                                                   PRODUCTS--0.12%
          --           --    10,200      10,200 Kimberly-Clark Corp.                      --           --      629,340      629,340
                                                                                ------------ ------------ ------------ ------------
                                                HYPERMARKETS & SUPER
                                                   CENTERS--0.34%
          --        5,466    15,860      21,326 Costco Wholesale Corp.                    --      312,273      906,082    1,218,355
          --       11,396        --      11,396 Wal-Mart Stores, Inc.                     --      548,945           --      548,945
                                                                                ------------ ------------ ------------ ------------
                                                                                          --      861,218      906,082    1,767,300
                                                                                ------------ ------------ ------------ ------------
                                                INDEPENDENT POWER
                                                   PRODUCERS & ENERGY
                                                   TRADERS--0.38%
      20,309       12,964        --      33,273 TXU Corp.                          1,214,275      775,118           --    1,989,393
                                                                                ------------ ------------ ------------ ------------
                                                INDUSTRIAL
                                                   CONGLOMERATES--0.66%
      13,205       25,840        --      39,045 3M Co.                             1,066,568    2,087,097           --    3,153,665
          --       11,347        --      11,347 Tyco International Ltd.                   --      312,043           --      312,043
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,066,568    2,399,140           --    3,465,708
                                                                                ------------ ------------ ------------ ------------
                                                INDUSTRIAL GASES--0.45%
          --           --    63,200      63,200 Airgas, Inc.                              --           --    2,354,200    2,354,200
                                                                                ------------ ------------ ------------ ------------
                                                INDUSTRIAL
                                                   MACHINERY--2.27%
          --        5,197    20,400      25,597 Danaher Corp.                             --      334,271    1,312,128    1,646,399
      28,288        9,729        --      38,017 Eaton Corp.                        2,132,915      733,567           --    2,866,482
       9,469           --        --       9,469 Graco Inc.                           435,385           --           --      435,385
       8,182        4,993        --      13,175 IDEX Corp.                           386,190      235,670           --      621,860
          --        7,270    41,900      49,170 Illinois Tool Works Inc.                  --      345,325    1,990,250    2,335,575
      10,176           --    69,000      79,176 Ingersoll-Rand Co.
                                                   Ltd.-Class A                      435,329           --    2,951,820    3,387,149
       9,419           --        --       9,419 Nordson Corp.                        463,226           --           --      463,226
       4,203           --        --       4,203 Timken Co. (The)                     140,843           --           --      140,843
                                                                                ------------ ------------ ------------ ------------
                                                                                   3,993,888    1,648,833    6,254,198   11,896,919
                                                                                ------------ ------------ ------------ ------------
                                                INSURANCE BROKERS--0.36%
          --           --    54,516      54,516 Aon Corp.                                 --           --    1,898,247    1,898,247
                                                                                ------------ ------------ ------------ ------------
                                                INTEGRATED OIL &
                                                   GAS--3.62%
          --        7,863        --       7,863 ConocoPhillips                  $         -- $    515,262 $         -- $    515,262
          --       44,243   199,650     243,893 Exxon Mobil Corp.                         --    2,714,308   12,248,527   14,962,835
          --        5,617    28,500      34,117 Occidental Petroleum
                                                   Corp.                                  --      576,023    2,922,675    3,498,698
                                                                                ------------ ------------ ------------ ------------
                                                                                          --    3,805,593   15,171,202   18,976,795
                                                                                ------------ ------------ ------------ ------------
                                                INTEGRATED
                                                   TELECOMMUNICATION
                                                   SERVICES--1.22%
      44,484       12,879    55,900     113,263 CenturyTel, Inc.                   1,652,581      478,455    2,076,685    4,207,721
          --           --    55,500      55,500 TALK America Holdings,
                                                   Inc.                  (b)              --           --      343,545      343,545
      10,711       44,438        --      55,149 Verizon Communications
                                                   Inc.                              358,711    1,488,229           --    1,846,940
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,011,292    1,966,684    2,420,230    6,398,206
                                                                                ------------ ------------ ------------ ------------
                                                INTERNET SOFTWARE &
                                                   SERVICES--0.69%
       3,332           --        --       3,332 Digital River, Inc.      (b)         134,579           --           --      134,579
      73,748       22,665   182,700     279,113 EarthLink, Inc.          (b)         638,658      196,279    1,582,182    2,417,119
          --       10,229        --      10,229 eBay Inc.                (b)              --      299,607           --      299,607
          --          583        --         583 Google Inc.-Class A      (b)              --      244,469           --      244,469
      10,533           --        --      10,533 Knot, Inc. (The)         (b)         220,456           --           --      220,456
      23,558           --        --      23,558 United Online, Inc.                  282,696           --           --      282,696
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,276,389      740,355    1,582,182    3,598,926
                                                                                ------------ ------------ ------------ ------------
                                                INVESTMENT BANKING &
                                                   BROKERAGE--3.40%
          --        5,205    26,253      31,458 Goldman Sachs Group,
                                                   Inc. (The)                             --      782,988    3,949,239    4,732,227
          --        9,866    78,652      88,518 Lehman Brothers
                                                   Holdings Inc.                          --      642,770    5,124,178    5,766,948
          --        4,960    38,700      43,660 Merrill Lynch & Co.,
                                                   Inc.                                   --      345,018    2,691,972    3,036,990
          --        9,419    58,474      67,893 Morgan Stanley                            --      595,375    3,696,141    4,291,516
                                                                                ------------ ------------ ------------ ------------
                                                                                          --    2,366,151   15,461,530   17,827,681
                                                                                ------------ ------------ ------------ ------------
                                                INVESTMENT
                                                   COMPANIES-
                                                   ETF'S--0.29%
      16,224       10,573        --      26,797 Energy Select Sector
                                                   SPDR
                                                   Fund                              920,225      599,701           --    1,519,926
                                                                                ------------ ------------ ------------ ------------
                                                IT CONSULTING & OTHER
                                                   SERVICES--0.33%
      24,500        9,852    19,430      53,782 Accenture Ltd.-Class A               693,840      279,009      550,258    1,523,107
       9,074           --        --       9,074 Acxiom Corp.                         226,850           --           --      226,850
                                                                                ------------ ------------ ------------ ------------
                                                                                     920,690      279,009      550,258    1,749,957
                                                                                ------------ ------------ ------------ ------------
                                                LEISURE PRODUCTS--0.35%
          --           --    41,300      41,300 Brunswick Corp.                           --           --    1,373,225    1,373,225
          --           --    22,000      22,000 Marvel Entertainment,
                                                   Inc.                  (b)              --           --      440,000      440,000
                                                                                ------------ ------------ ------------ ------------
                                                                                          --           --    1,813,225    1,813,225
                                                                                ------------ ------------ ------------ ------------
                                                LIFE & HEALTH
                                                   INSURANCE--1.28%
          --           --    19,790      19,790 Lincoln National Corp.                    --           --    1,116,948    1,116,948
      11,461           --        --      11,461 Principal Financial
                                                   Group, Inc.                       637,805           --           --      637,805
      15,643       23,460    20,385      59,488 Prudential Financial,
                                                   Inc.                            1,215,461    1,822,842    1,583,914    4,622,217
       5,200           --        --       5,200 Torchmark Corp.                      315,744           --           --      315,744
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,169,010    1,822,842    2,700,862    6,692,714
                                                                                ------------ ------------ ------------ ------------

                                                LIFE SCIENCES TOOLS &
                                                   SERVICES--1.08%
      38,054       18,745        --      56,799 Applera Corp.-Applied
                                                   Biosystems Group                1,231,047      606,401           --    1,837,448
      10,364           --    27,900      38,264 Techne Corp.             (b)         527,735           --    1,420,668    1,948,403
          --           --    41,600      41,600 Waters Corp.             (b)              --           --    1,847,040    1,847,040
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,758,782      606,401    3,267,708    5,632,891
                                                                                ------------ ------------ ------------ ------------
                                                MANAGED HEALTH
                                                   CARE--4.06%
      26,026       16,864   140,510     183,400 Aetna Inc.                         1,039,218      673,380    5,610,564    7,323,162
       6,835           --        --       6,835 AMERIGROUP Corp.         (b)         212,158           --           --      212,158
       8,578           --    13,350      21,928 Coventry Health Care,
                                                   Inc.                  (b)         471,275           --      733,449    1,204,724
      13,092        4,162        --      17,254 Humana Inc.              (b)         703,040      223,499           --      926,539
      11,535           --        --      11,535 Molina Healthcare Inc.   (b)         438,907           --           --      438,907
       6,908           --    43,900      50,808 Sierra Health Services,
                                                   Inc.                  (b)         311,067           --    1,976,817    2,287,884
      25,815       35,884    97,771     159,470 UnitedHealth Group Inc.            1,155,996    1,606,886    4,378,186    7,141,068
       6,664           --        --       6,664 WellCare Health Plans
                                                   Inc.                  (b)         326,869           --           --      326,869
          --           --    19,490      19,490 WellPoint Inc.           (b)              --           --    1,418,287    1,418,287
                                                                                ------------ ------------ ------------ ------------
                                                                                   4,658,530    2,503,765   14,117,303   21,279,598
                                                                                ------------ ------------ ------------ ------------
                                                MARINE--0.50%
      31,476       13,121        --      44,597 Overseas Shipholding
                                                   Group, Inc.                     1,861,805      776,107           --    2,637,912
                                                                                ------------ ------------ ------------ ------------
                                                METAL & GLASS
                                                   CONTAINERS--0.16%
          --           --    22,000      22,000 Silgan Holdings Inc.                      --           --      814,220      814,220
                                                                                ------------ ------------ ------------ ------------
                                                MOTORCYCLE
                                                   MANUFACTURERS--0.33%
          --           --    31,100      31,100 Harley-Davidson, Inc.                     --           --    1,707,079    1,707,079
                                                                                ------------ ------------ ------------ ------------
                                                MOVIES &
                                                   ENTERTAINMENT--0.09%
          --       18,810        --      18,810 Time Warner Inc.                          --      325,413           --      325,413
          --        3,344        --       3,344 Viacom Inc.-Class B      (b)              --      119,849           --      119,849
                                                                                ------------ ------------ ------------ ------------
                                                                                          --      445,262           --      445,262
                                                                                ------------ ------------ ------------ ------------
                                                MULTI-LINE
                                                   INSURANCE--0.93%
          --        4,690        --       4,690 American International
                                                   Group, Inc.                            --      276,945           --      276,945
          --           --    72,300      72,300 Genworth Financial
                                                   Inc.-Class A                           --           --    2,518,932    2,518,932
          --        2,002    22,500      24,502 Hartford Financial
                                                   Services Group,
                                                   Inc. (The)                             --      169,369    1,903,500    2,072,869
                                                                                ------------ ------------ ------------ ------------
                                                                                          --      446,314    4,422,432    4,868,746
                                                                                ------------ ------------ ------------ ------------
                                                MULTI-UTILITIES--0.64%
          --        8,811        --       8,811 Duke Energy Corp.               $         -- $    258,779 $         -- $    258,779
      48,059       14,184        --      62,243 MDU Resources Group,
                                                   Inc.                            1,759,440      519,276           --    2,278,716
      13,622        7,414        --      21,036 PG&E Corp.                           535,072      291,222           --      826,294
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,294,512    1,069,277           --    3,363,789
                                                                                ------------ ------------ ------------ ------------
                                                OFFICE SERVICES &
                                                   SUPPLIES--0.44%
          --           --    62,600      62,600 Brady Corp.-Class A                       --           --    2,306,184    2,306,184
                                                OIL & GAS
                                                   DRILLING--0.39%
       6,845           --        --       6,845 ENSCO International Inc.             315,007           --           --      315,007
       4,475           --        --       4,475 Patterson-UTI Energy,
                                                   Inc.                              126,687           --           --      126,687
          --           --    20,000      20,000 Pride International,
                                                   Inc.                  (b)              --           --      624,600      624,600
          --        4,473        --       4,473 Transocean Inc.          (b)              --      359,271           --      359,271
          --           --    10,600      10,600 Unit Corp.               (b)              --           --      603,034      603,034
                                                                                ------------ ------------ ------------ ------------
                                                                                     441,694      359,271    1,227,634    2,028,599
                                                                                ------------ ------------ ------------ ------------
                                                OIL & GAS EQUIPMENT &
                                                   SERVICES--1.31%
          --           --    78,900      78,900 BJ Services Co.                           --           --    2,939,814    2,939,814
          --           --    16,800      16,800 Core Laboratories N.V.
                                                   (Netherlands)         (b)              --           --    1,025,472    1,025,472
      13,419           --        --      13,419 Grant Prideco, Inc.      (b)         600,500           --           --      600,500
          --           --    12,400      12,400 Maverick Tube Corp.      (b)              --           --      783,556      783,556
          --           --    13,500      13,500 Schlumberger Ltd.                         --           --      878,985      878,985
       9,032           --        --       9,032 Smith International,
                                                   Inc.                              401,653           --           --      401,653
       6,229           --        --       6,229 Trico Marine Services,
                                                   Inc.                  (b)         211,786           --           --      211,786
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,213,939           --    5,627,827    6,841,766
                                                                                ------------ ------------ ------------ ------------
                                                OIL & GAS EXPLORATION &
                                                   PRODUCTION--0.86%
          --           --    42,470      42,470 Anadarko Petroleum Corp.                  --           --    2,025,394    2,025,394
          --        3,987        --       3,987 Apache Corp.                              --      272,113           --      272,113
      18,869           --        --      18,869 Arena Resources, Inc.    (b)         647,018           --           --      647,018
       6,989           --        --       6,989 CREDO Petroleum Corp.    (b)         134,678           --           --      134,678
          --        3,862    16,500      20,362 Devon Energy Corp.                        --      233,303      996,765    1,230,068
      16,066           --        --      16,066 Harvest Natural
                                                   Resources, Inc.       (b)         217,534           --           --      217,534
                                                                                ------------ ------------ ------------ ------------
                                                                                     999,230      505,416    3,022,159    4,526,805
                                                                                ------------ ------------ ------------ ------------
                                                OIL & GAS REFINING &
                                                   MARKETING--0.48%
          --           --    22,920      22,920 Sunoco, Inc.                              --           --    1,588,127    1,588,127
          --           --    14,200      14,200 Valero Energy Corp.                       --           --      944,584      944,584
                                                                                ------------ ------------ ------------ ------------
                                                                                          --           --    2,532,711    2,532,711
                                                                                ------------ ------------ ------------ ------------
                                                OIL & GAS STORAGE &
                                                   TRANSPORTATION--0.61%
      29,269       11,772        --      41,041 Energy Transfer
                                                   Partners, L.P.                  1,306,861      525,620           --    1,832,481
      25,135           --        --      25,135 OMI Corp.                            544,173           --           --      544,173
      12,757       13,821        --      26,578 Suburban Propane
                                                   Partners, L.P.                    402,101      435,638           --      837,739
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,253,135      961,258           --    3,214,393
                                                                                ------------ ------------ ------------ ------------
                                                OTHER DIVERSIFIED
                                                   FINANCIAL
                                                   SERVICES--4.22%
          --       33,482   196,340     229,822 Bank of America Corp.                     --    1,610,484    9,443,954   11,054,438
          --       26,651   177,090     203,741 Citigroup Inc.                            --    1,285,644    8,542,822    9,828,466
          --       29,098        --      29,098 JPMorgan Chase & Co.                      --    1,222,116           --    1,222,116
                                                                                ------------ ------------ ------------ ------------
                                                                                          --    4,118,244   17,986,776   22,105,020
                                                                                ------------ ------------ ------------ ------------
                                                PACKAGED FOODS &
                                                   MEATS--1.04%
          --       15,600    65,260      80,860 General Mills, Inc.                       --      805,896    3,371,332    4,177,228
          --        8,791        --       8,791 Premium Standard Farms,
                                                   Inc.                                   --      142,678           --      142,678
         579          285        --         864 Seaboard Corp.                       741,120      364,800           --    1,105,920
                                                                                ------------ ------------ ------------ ------------
                                                                                     741,120    1,313,374    3,371,332    5,425,826
                                                                                ------------ ------------ ------------ ------------
                                                PHARMACEUTICALS--4.95%
          --           --    20,200      20,200 AstraZeneca PLC-ADR
                                                   (United Kingdom)                       --           --    1,208,364    1,208,364

      11,291           --        --      11,291 CNS, Inc.                            276,630           --           --      276,630
          --           --    98,805      98,805 Johnson & Johnson                         --           --    5,920,396    5,920,396
          --           --    78,800      78,800 King Pharmaceuticals,
                                                   Inc.                  (b)              --           --    1,339,600    1,339,600
          --       25,831   180,690     206,521 Merck & Co. Inc.                          --      941,023    6,582,537    7,523,560
          --           --    67,220      67,220 Novartis A.G.-ADR
                                                   (Switzerland)                          --           --    3,624,502    3,624,502
          --           --   130,500     130,500 Pfizer Inc.                               --           --    3,062,835    3,062,835
      21,266           --        --      21,266 ViproPharma Inc.         (b)         183,313           --           --      183,313
          --       16,756    45,500      62,256 Wyeth                                     --      744,134    2,020,655    2,764,789
                                                                                ------------ ------------ ------------ ------------
                                                                                     459,943    1,685,157   23,758,889   25,903,989
                                                                                ------------ ------------ ------------ ------------
                                                PROPERTY & CASUALTY
                                                   INSURANCE--4.61%
      26,761           --        --      26,761 21st Century Holding Co.             350,034           --           --      350,034
          --           --    34,110      34,110 Allstate Corp. (The)                      --           --    1,866,840    1,866,840
       9,448           --    60,636      70,084 Ambac Financial Group,
                                                   Inc.                              766,233           --    4,917,580    5,683,813
          --           --    25,600      25,600 Chubb Corp. (The)                         --           --    1,277,440    1,277,440
          --           --    40,100      40,100 Fidelity National
                                                   Financial, Inc.                        --           --    1,561,895    1,561,895
       8,281        6,200    21,100      35,581 FPIC Insurance Group,
                                                   Inc.                  (b)         320,889      240,250      817,625    1,378,764
       6,274           --        --       6,274 Harleysville Group Inc.              199,011           --           --      199,011
      20,824        7,384    19,520      47,728 MBIA Inc.                          1,219,245      432,333    1,142,896    2,794,474
          --       18,721        --      18,721 Mercer Insurance Group,
                                                   Inc.                                   --      350,644           --      350,644
          --           --    21,400      21,400 SAFECO Corp.                              --           --    1,205,890    1,205,890
      50,117       12,539        --      62,656 Safety Insurance Group,
                                                   Inc.                            2,383,063      596,229           --    2,979,292
      46,452       15,907        --      62,359 Seabright Insurance
                                                   Holdings              (b)         748,342      256,262           --    1,004,604
          --        6,549        --       6,549 St. Paul Travelers Cos.,
                                                   Inc. (The)                             --      291,954           --      291,954
          --           --    24,000      24,000 United Fire & Casualty
                                                   Co.                                    --           --      723,120      723,120
      28,327           --    43,560      71,887 W. R. Berkley Corp.                  966,801           --    1,486,703    2,453,504
                                                                                ------------ ------------ ------------ ------------
                                                                                   6,953,618    2,167,672   14,999,989   24,121,279
                                                                                ------------ ------------ ------------ ------------
                                                PUBLISHING--0.48%
      21,467       28,508        --      49,975 McGraw-Hill Cos., Inc.
                                                   (The)                           1,078,287    1,431,957           --    2,510,244
                                                RAILROADS--0.53%
       9,186        2,749        --      11,935 Burlington Northern
                                                   Santa Fe Corp.               $    727,991 $    217,858 $         -- $    945,849
      12,531        5,113        --      17,644 CSX Corp.                            882,684      360,160           --    1,242,844
          --       11,478        --      11,478 Norfolk Southern Corp.                    --      610,859           --      610,859
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,610,675    1,188,877           --    2,799,552
                                                                                ------------ ------------ ------------ ------------
                                                REGIONAL BANKS--2.04%
      41,125           --        --      41,125 Columbia Banking System,
                                                   Inc.                            1,537,253           --           --    1,537,253
          --           --    33,800      33,800 Cullen/Frost Bankers,
                                                   Inc.                                   --           --    1,936,740    1,936,740
      62,781       22,325        --      85,106 First BanCorp.                       583,863      207,623           --      791,486
      16,115           --        --      16,115 First Community Bancorp              952,074           --           --      952,074
          --           --    76,700      76,700 KeyCorp                                   --           --    2,736,656    2,736,656
          --           --    44,200      44,200 Nara Bancorp, Inc.                        --           --      828,750      828,750
      72,476       22,851        --      95,327 R&G Financial
                                                    Corp.-Class B
                                                   (Puerto Rico)                     622,569      196,290           --      818,859
          --        3,548        --       3,548 SunTrust Banks, Inc.                      --      270,570           --      270,570
      24,840           --        --      24,840 TriCo Bancshares                     680,119           --           --      680,119
          --        3,676        --       3,676 Virginia Financial
                                                   Group, Inc.                            --      155,201           --      155,201
                                                                                ------------ ------------ ------------ ------------
                                                                                   4,375,878      829,684    5,502,146   10,707,708
                                                                                ------------ ------------ ------------ ------------
                                                RESTAURANTS--2.59%
          --           --    32,550      32,550 CEC Entertainment Inc.   (b)              --           --    1,045,506    1,045,506
          --           --    92,800      92,800 Darden Restaurants, Inc.                  --           --    3,656,320    3,656,320
          --           --    20,820      20,820 Jack in the Box Inc.     (b)              --           --      816,144      816,144
          --       17,877        --      17,877 McDonald's Corp.                          --      600,667           --      600,667
          --           --    24,800      24,800 Papa John's
                                                   International, Inc.   (b)              --           --      823,360      823,360
          --        9,451        --       9,451 Starbucks Corp.          (b)              --      356,870           --      356,870
      61,032           --        --      61,032 Triarc Cos., Inc.-Class
                                                   B                                 953,930           --           --      953,930
          --           --   105,300     105,300 Yum! Brands, Inc.                         --           --    5,293,431    5,293,431
                                                                                ------------ ------------ ------------ ------------
                                                                                     953,930      957,537   11,634,761   13,546,228
                                                                                ------------ ------------ ------------ ------------
                                                SEMICONDUCTOR
                                                   EQUIPMENT--0.30%
      27,876           --        --      27,876 Lam Research Corp.       (b)       1,299,579           --           --    1,299,579
       7,734           --        --       7,734 MEMC Electronic
                                                   Materials, Inc.       (b)         290,025           --           --      290,025
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,589,604           --           --    1,589,604
                                                                                ------------ ------------ ------------ ------------
                                                SEMICONDUCTORS--1.56%
      12,784           --        --      12,784 Altera Corp.             (b)         224,359           --           --      224,359
      12,295       40,847    38,300      91,442 Intel Corp.                          232,990      774,051      725,785    1,732,826
      23,328        6,613        --      29,941 Linear Technology Corp.              781,255      221,469           --    1,002,724
      15,036           --        --      15,036 Maxim Integrated
                                                   Products, Inc.                    482,806           --           --      482,806
      14,379           --    22,100      36,479 Microchip Technology
                                                   Inc.                              482,415           --      741,455    1,223,870
      16,151        5,249    53,690      75,090 National Semiconductor
                                                   Corp.                             385,201      125,189    1,280,506    1,790,896
          --           --    23,800      23,800 NVIDIA Corp.             (b)              --           --      506,702      506,702
          --           --    84,459      84,459 Taiwan Semiconductor
                                                   Manufacturing
                                                   Co. Ltd.-ADR (Taiwan)                  --           --      775,334      775,334
          --       13,935        --      13,935 Texas Instruments Inc.                    --      422,091           --      422,091
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,589,026    1,542,800    4,029,782    8,161,608
                                                                                ------------ ------------ ------------ ------------
                                                SOFT DRINKS--0.45%
          --       24,887        --      24,887 Coca-Cola Co. (The)                       --    1,070,639           --    1,070,639
          --        6,257    15,479      21,736 PepsiCo, Inc.                             --      375,670      929,359    1,305,029
                                                                                ------------ ------------ ------------ ------------
                                                                                          --    1,446,309      929,359    2,375,668
                                                                                ------------ ------------ ------------ ------------
                                                SPECIALIZED CONSUMER
                                                   SERVICES--0.90%
      25,379       10,266    68,100     103,745 Jackson Hewitt Tax
                                                   Service Inc.                      795,632      321,839    2,134,935    3,252,406
          --           --    36,500      36,500 Steiner Leisure Ltd.     (b)              --           --    1,442,845    1,442,845
                                                                                ------------ ------------ ------------ ------------
                                                                                     795,632      321,839    3,577,780    4,695,251
                                                                                ------------ ------------ ------------ ------------
                                                SPECIALIZED
                                                   FINANCE--1.30%
          --          248        --         248 Chicago Mercantile
                                                   Exchange
                                                   Holdings Inc.                          --      121,805           --      121,805
      13,277        6,132    23,032      42,441 CIT Group, Inc.                      694,254      320,642    1,204,343    2,219,239
      16,319       11,675        --      27,994 Medallion Financial
                                                   Corp.                             211,494      151,308           --      362,802
      24,598       39,855        --      64,453 Moody's Corp.                      1,339,607    2,170,503           --    3,510,110
          --           --    12,600      12,600 Portfolio Recovery
                                                   Associates, Inc.      (b)              --           --      575,820      575,820
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,245,355    2,764,258    1,780,163    6,789,776
                                                                                ------------ ------------ ------------ ------------
                                                SPECIALTY
                                                   CHEMICALS--0.43%
          --           --    97,500      97,500 A. Schulman, Inc.                         --           --    2,231,775    2,231,775
                                                SPECIALTY STORES--0.49%
          --           --   105,700     105,700 Staples, Inc.                             --           --    2,570,624    2,570,624
                                                                                ------------ ------------ ------------ ------------

                                                STEEL--2.76%
      39,218       17,208        --      56,426 Commercial Metals Co.              1,007,903      442,246           --    1,450,149
       9,843        2,479        --      12,322 Great Northern Iron Ore
                                                    Properties                     1,093,656      275,442           --    1,369,098
          --           --    57,300      57,300 IPSCO, Inc. (Canada)     (c)              --           --    5,483,037    5,483,037
      63,369       19,978        --      83,347 Mesabi Trust                       1,175,495      370,592           --    1,546,087
          --        6,001    74,200      80,201 Nucor Corp.                               --      325,554    4,025,350    4,350,904
       6,889           --        --       6,889 Olympic Steel, Inc.                  243,802           --           --      243,802
                                                                                ------------ ------------ ------------ ------------
                                                                                   3,520,856    1,413,834    9,508,387   14,443,077
                                                                                ------------ ------------ ------------ ------------
                                                SYSTEMS SOFTWARE--0.77%
          --       29,692    87,400     117,092 Microsoft Corp.                           --      691,824    2,036,420    2,728,244
          --           --    89,500      89,500 Oracle Corp.             (b)              --           --    1,296,855    1,296,855
                                                                                ------------ ------------ ------------ ------------
                                                                                          --      691,824    3,333,275    4,025,099
                                                                                ------------ ------------ ------------ ------------
                                                TECHNOLOGY
                                                   DISTRIBUTORS--0.21%
       2,790           --        --       2,790 Arrow Electronics, Inc.  (b)          89,838           --           --       89,838
          --           --    18,800      18,800 CDW Corp.                                 --           --    1,027,420    1,027,420
                                                                                ------------ ------------ ------------ ------------
                                                                                      89,838           --    1,027,420    1,117,258
                                                                                ------------ ------------ ------------ ------------
                                                THRIFTS & MORTGAGE
                                                   FINANCE--1.57%
      21,248       25,015        --      46,263 Beverly Hills Bancorp.
                                                   Inc.                         $    204,406 $    240,644 $         -- $    445,050
          --       22,506        --      22,506 CharterMac                                --      421,087           --      421,087
      18,500        7,306        --      25,806 Corus Bankshares, Inc.               484,330      191,271           --      675,601
          --        8,594        --       8,594 Countrywide Financial
                                                   Corp.                                  --      327,260           --      327,260
      13,616        6,503        --      20,119 Downey Financial Corp.               923,846      441,229           --    1,365,075
      12,149       11,009        --      23,158 Fremont General Corp.                225,485      204,327           --      429,812
       2,069           --        --       2,069 Harbor Florida
                                                   Bancshares, Inc.                   76,843           --           --       76,843
       7,619           --    13,290      20,909 MGIC Investment Corp.                495,235           --      863,850    1,359,085
      35,687           --        --      35,687 PMI Group, Inc. (The)              1,590,926           --           --    1,590,926
      18,770           --        --      18,770 Radian Group Inc.                  1,159,611           --           --    1,159,611
          --        8,008        --       8,008 Washington Mutual, Inc.                   --      365,005           --      365,005
                                                                                ------------ ------------ ------------ ------------
                                                                                   5,160,682    2,190,823      863,850    8,215,355
                                                                                ------------ ------------ ------------ ------------
                                                TOBACCO--1.26%
          --       14,466        --      14,466 Altria Group, Inc.                        --    1,062,238           --    1,062,238
          --           --    16,570      16,570 Loews Corp - Carolina
                                                   Group                                  --           --      851,201      851,201
      10,229        7,910    16,200      34,339 Reynolds American Inc.             1,179,404      912,023    1,867,860    3,959,287
       8,326           --        --       8,326 UST Inc.                             376,252           --           --      376,252
          --           --    20,895      20,895 Vector Group Ltd.        (a)              --           --      339,544      339,544
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,555,656    1,974,261    3,058,605    6,588,522
                                                                                ------------ ------------ ------------ ------------
                                                TRADING COMPANIES &
                                                    DISTRIBUTORS--0.04%
       4,017           --        --       4,017 MSC Industrial Direct
                                                    Co.,
                                                    Inc.-Class A                     191,089           --           --      191,089
                                                                                ------------ ------------ ------------ ------------
                                                TRUCKING--1.04%
          --           --    36,670      36,670 Arkansas Best Corp.                       --           --    1,841,201    1,841,201
      31,981        6,609        --      38,590 Con-way Inc.                       1,852,659      382,859           --    2,235,518
      11,769           --        --      11,769 Hunt (J.B.) Transport
                                                   Services, Inc.                    293,166           --           --      293,166
      10,243           --        --      10,243 Laidlaw International
                                                   Inc.                              258,124           --           --      258,124
          --           --    36,800      36,800 Marten Transport, Ltd.   (b)              --           --      800,032      800,032
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,403,949      382,859    2,641,233    5,428,041
                                                                                ------------ ------------ ------------ ------------
                                                Total Common Stocks &
                                                   Other Equity
                                                   Interests
                                                   (Cost $488,453,511)           125,150,213   79,342,512  344,501,673  548,994,398
                                                                                ------------ ------------ ------------ ------------
                                                MONEY MARKET FUNDS--2.85%
   1,877,080    1,070,797 4,515,909   7,463,786 Liquid Assets
                                                    Portfolio-
                                                    Institutional Class  (d)       1,877,080    1,070,797    4,515,909    7,463,786
                                                                                ------------ ------------ ------------ ------------
   1,877,080    1,070,797 4,515,909   7,463,786 Premier Portfolio-
                                                   Institutional Class   (d)       1,877,080    1,070,797    4,515,909    7,463,786
                                                                                ------------ ------------ ------------ ------------
                                                Total Money Market Funds
                                                   (Cost $14,927,572)              3,754,160    2,141,594    9,031,818   14,927,572
                                                                                ------------ ------------ ------------ ------------
                                                Adjustment for
                                                   Extinguishment
                                                   of Debt--0.00%
                                                   (Cost $39,417,896)    (g)     (26,000,000) (16,000,000)             (42,000,000)
                                                                                ------------ ------------ ------------ ------------
                                                TOTAL
                                                   INVESTMENTS--99.67%
                                                   (excluding
                                                   investments
                                                   purchased
                                                   with cash collateral
                                                   from securities
                                                   loaned)
                                                   (Cost $503,381,083)           128,904,373   81,484,106  353,533,491  521,921,970
                                                                                ------------ ------------ ------------ ------------
                                                INVESTMENTS PURCHASED
                                                   WITH CASH COLLATERAL
                                                   FROM SECURITIES
                                                   LOANED
                                                MONEY MARKET
                                                   FUNDS--1.03%
          --           -- 5,391,945   5,391,945 Liquid Assets
                                                   Portfolio-
                                                   Institutional Class   (d)(e)           --           --    5,391,945    5,391,945
                                                                                ------------ ------------ ------------ ------------
                                                Total Money Market Funds
                                                   (purchased with cash
                                                   collateral
                                                   from securities
                                                   loaned)
                                                   (Cost $5,391,945)                      --           --    5,391,945    5,391,945
                                                                                ------------ ------------ ------------ ------------
                                                TOTAL INVESTMENTS
                                                   --100.70%
                                                   (Cost $508,773,028)           128,904,373   81,484,106  358,925,436  527,313,915
                                                                                ------------ ------------ ------------ ------------
                                                OTHER ASSETS LESS
                                                   LIABILITIES--(0.70%)  (h)     (24,368,877) (15,027,651)  (6,216,305) (3,642,833)
                                                                                ------------ ------------ ------------ ------------
                                                ADJUSTMENTS--(0.00%)                      --           --           --
                                                NET ASSETS--100.00%             $104,535,496 $ 66,456,455 $352,709,131 $523,671,082
                                                                                ------------ ------------ ------------ ------------

                             SECURITIES SOLD SHORT*

                     SHARES                                                                             VALUE
-----------------------------------------------                                 ----------------------------------------------------
                                                COMMON STOCKS--0.00% (f)
                                                AEROSPACE &
                                                   DEFENSE--0.00%
          --        4,600        --          -- Argon ST, Inc.                  $         -- $    122,498 $         -- $         --
          --        7,900        --          -- Hexcel Corp.                              --      124,109           --           --
       7,900           --        --          -- L-3 Communications
                                                    Holdings, Inc.                   595,818           --           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                     595,818      246,607           --           --
                                                                                ------------ ------------ ------------ ------------
                                                COMMERCIAL
                                                   PRINTING--0.00%
          --       26,700        --          -- Deluxe Corp.                              --      466,716           --           --
                                                                                ------------ ------------ ------------ ------------
                                                COMPUTER HARDWARE--0.00%
      32,100       11,100        --          -- Diebold, Inc.                      1,303,902      450,882           --           --
                                                                                ------------ ------------ ------------ ------------
                                                CONSTRUCTION &
                                                   ENGINEERING--0.00%
       9,900        8,000        --          -- Fluor Corp.                          920,007      743,440           --           --
                                                                                ------------ ------------ ------------ ------------
          --        3,300        --          -- Foster Wheeler Ltd.                       --      142,560           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                     920,007      886,000           --           --
                                                                                ------------ ------------ ------------ ------------

                                                CONSUMER FINANCE--0.00%
      12,600           --        --          -- Nelnet, Inc.-Class A                 510,930           --           --           --
      23,900       27,400        --          -- SLM Corp.                          1,264,788    1,450,008           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,775,718    1,450,008           --           --
                                                                                ------------ ------------ ------------ ------------
                                                ELECTRIC
                                                   UTILITIES--0.00%
     141,800           --        --          -- Northeast Utilities                2,931,006           --           --           --
                                                                                ------------ ------------ ------------ ------------
                                                GAS UTILITIES--0.00%
      82,600       20,900        --          -- Peoples Energy Corp.            $  2,966,166 $    750,519 $         -- $         --
          --       23,200        --          -- WGL Holdings Inc.                         --      671,640           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,966,166    1,422,159           --           --
                                                                                ------------ ------------ ------------ ------------
                                                HEALTH CARE
                                                   EQUIPMENT--0.00%
          --        9,400        --          -- Conor Medsystems, Inc.                    --      259,346           --           --
                                                                                ------------ ------------ ------------ ------------
                                                HEALTH CARE
                                                   FACILITIES--0.00%
      16,600       19,618        --          -- LifePoint Hospitals,
                                                   Inc.                              533,358      630,326           --           --
          --       41,400        --          -- Tenet Healthcare Corp.                    --      288,972           --           --
      20,600       16,300        --          -- Triad Hospitals, Inc.                815,348      645,154           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,348,706    1,564,452           --           --
                                                                                ------------ ------------ ------------ ------------
                                                HEALTH CARE
                                                   SERVICES--0.00%
      41,100       16,100        --          -- DaVita, Inc.                       2,042,670      800,170           --           --
                                                                                ------------ ------------ ------------ ------------
                                                HOME ENTERTAINMENT
                                                   SOFTWARE--0.00%
      30,600       10,400        --          -- Take-Two Interactive
                                                   Software, Inc.                    326,196      110,864           --           --
                                                                                ------------ ------------ ------------ ------------
                                                HOMEBUILDING--0.00%
      63,100       20,200        --          -- Levitt Corp.-Class A               1,009,600      323,200           --           --
      12,100           --        --          -- M.D.C. Holdings, Inc.                628,353           --           --           --
          --       12,600        --          -- M/I Homes, Inc.                           --      442,008           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,637,953      765,208           --           --
                                                                                ------------ ------------ ------------ ------------
                                                HOUSEWARES &
                                                   SPECIALTIES--0.00%
          --           47        --          -- CSS Industries, Inc.                      --        1,351           --           --
                                                                                ------------ ------------ ------------ ------------
                                                INVESTMENT BANKING &
                                                   BROKERAGE--0.00%
      17,600           --        --          -- Stifel Financial Corp.               621,456           --           --           --
                                                                                ------------ ------------ ------------ ------------
                                                IT CONSULTING & OTHER
                                                   SERVICES--0.00%
      89,900       27,500        --          -- BearingPoint, Inc.                   752,463      230,175           --           --
      55,700       16,500        --          -- SRA International,
                                                   Inc.-Class A                    1,483,291      439,395           --           --
      81,900           --        --          -- Unisys Corp.                         514,332           --           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                   2,750,086      669,570           --           --
                                                                                ------------ ------------ ------------ ------------
                                                LEISURE PRODUCTS--0.00%
          --        6,100        --          -- MarineMax, Inc.                           --      160,003           --           --
                                                                                ------------ ------------ ------------ ------------
                                                LIFE SCIENCES TOOLS &
                                                   SERVICES--0.00%
          --        4,800        --          -- Affymetrix Inc.                           --      122,880           --           --
                                                                                ------------ ------------ ------------ ------------
                                                MULTI-UTILITIES--0.00%
          --       11,900        --          -- Energy East Corp.                         --      284,767           --           --
       5,800       12,300        --          -- KeySpan Corp.                        234,320      496,920           --           --
          --       14,900        --          -- NiSource Inc.                             --      325,416           --           --
          --        5,400        --          -- PNM Resources Inc.                        --      134,784           --           --
          --       51,200        --          -- TECO Energy, Inc.                         --      764,928           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                     234,320    2,006,815           --           --
                                                                                ------------ ------------ ------------ ------------
                                                PAPER PACKAGING--0.00%
      80,800       29,800        --          -- Packaging Corp. of
                                                   America                         1,779,216      656,196           --           --
          --        5,700        --          -- Temple-Inland Inc.                        --      244,359           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,779,216      900,555           --           --
                                                                                ------------ ------------ ------------ ------------
                                                PUBLISHING--0.00%
      15,100           --        --          -- Dow Jones & Co., Inc.                528,651           --           --           --
          --       54,499        --          -- Hollinger International
                                                   Inc.-Class A                           --      437,627           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                     528,651      437,627           --           --
                                                                                ------------ ------------ ------------ ------------
                                                RAILROADS--0.00%
      29,000       29,700        --          -- Kansas City Southern                 803,300      822,690           --           --
                                                                                ------------ ------------ ------------ ------------
                                                REAL ESTATE MANAGEMENT &
                                                   DEVELOPMENT--0.00%
          --        4,300        --          -- Jones Lang LaSalle Inc.                   --      376,465           --           --
                                                                                ------------ ------------ ------------ ------------
                                                REGIONAL BANKS--0.00%
          --        6,400        --          -- Century Bancorp,
                                                    Inc.-Class A                          --      156,800           --           --
      17,000           --        --          -- Community Bancorp.                   528,360           --           --           --
      23,300       15,500        --          -- Signature Bank                       754,454      501,890           --           --
                                                                                ------------ ------------ ------------ ------------
                                                                                   1,282,814      658,690           --           --
                                                                                ------------ ------------ ------------ ------------
                                                SEMICONDUCTOR
                                                   EQUIPMENT--0.00%
          --       15,200        --          -- Entegris Inc.                             --      144,856           --           --
                                                                                ------------ ------------ ------------ ------------

                                                SEMICONDUCTORS--0.00%
          --        3,800        --          -- Integrated Device
                                                   Technology Inc.              $         -- $     53,884 $         -- $         --
                                                                                ------------ ------------ ------------ ------------
                                                SPECIALTY
                                                   CHEMICALS--0.00%
       3,300           --        --          -- Cytec Industries Inc.                177,078           --           --           --
                                                                                ------------ ------------ ------------ ------------
                                                TOBACCO--0.00%
          --       37,700        --          -- Alliance One
                                                   International, Inc.                    --      167,388           --           --
                                                                                ------------ ------------ ------------ ------------
                                                TOTAL SECURITIES SOLD
                                                    SHORT
                                                    (PROCEEDS
                                                    $39,997,232)                $ 24,025,063  $14,945,186 $         -- $         --
                                                                                ------------ ------------ ------------ ------------
                                                Adjustment for
                                                   liquidation of short
                                                   sale positions        (i)     (24,025,063) (14,945,186)          --           --
                                                                                ------------ ------------ ------------ ------------
                                                Total Securities Sold
                                                    Short After
                                                    Adjustments
                                                    (Proceeds $0)               $         -- $         -- $         -- $         --
                                                                                ============ ============ ============ ============

Investment Abbreviations:

     ADR- American Depositary Receipt

Notes to Pro Forma Combining Schedule of Investments:

* [As of June 30, 2006, all securities, except for securities sold short, held by the AIM Opportunities II Fund and AIM Opportunities III Fund would comply with the investment objectives and/or strategies of the AIM Select Equity Fund. AIM Select Equity Fund does not engage in selling securities short. All securities sold short in AIM Opportunities II Fund and AIM Opportunities III Fund will be liquidated prior to the reorganization. In addition, AIM Select Equity Fund does not utilize leveraging as part of its investment strategies. Securities would need to be sold prior to the reorganization in order for AIM Select Equity Fund to comply with its investments restrictions. The foregoing shall not restrict in any way the ability of the investment advisor of either of the Funds from buying or selling securities in the normal course of such Fund's operations.]

(a)  All or a portion of this security was out on loan at June 30, 2006.

(b)  Non-income producing security.

(c)  A portion of this security is subject to call options written.

(d) Liquid Assets Portfolio and Premier Portfolio are affiliated with AIM Opportunities II Fund, AIM Opportunities III Fund and AIM Select Equity Fund by having the same advisor.

(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

(f) Collateral on short sales was segregated by AIM Opportunities II Fund and AIM Opportunities III Fund in the amount of $25,664,427 and $15,340,794 which represents 106.82% and 102.65% of the value of its securites sold short, respectively.

(g) At June 30, 2006 AIM Opportunities II Fund and AIM Opportunities III Fund had an outstanding loan of $26,000,000 and $16,000,000, respectively that will be extinguished prior to the closing of the reorganization. AIM Opportunities II Fund and AIM Opportunities III Fund are expected to sell securities valued at $26,000,000 and $16,000,000, respectively and accordingly the value of the AIM Opportunities II Fund and AIM Opportunities III Fund's investments and the payable for the loan outstanding have been reduced by $26,000,000 and $16,000,000, respectively. AIM Opportunities II and AIM Opportunities III Fund's cost of securities have been reduced by $24,171,207 and $15,246,689, respectively based on the proportion of borrowing to total investments. This does not reflect an estimate of the actual gains or losses expected to be realized as a result of the securities sold as the specific securities and value of those securities is not known at this time, but has been included to incorporate the concept that there will be a reduction in the costs of securities owned upon the liquidation of securities to raise cash for extinguishing the debt.

(h) The estimated transaction costs for the reorganization, which includes legal, accounting, filing, printing, postage and solicitation, are estimated to be $120,000 and $90,000 for AIM Opportunities II Fund and AIM Opportunities III Fund. AIM has agreed to bear all of these costs. In addition AIM Select Equity Fund will bear approximately $30,000 with respect to the reorganization and accordingly the liabilities of AIM Select Equity Fund have been increased by $30,000.

(i) At June 30, 2006 AIM Opportunities II Fund and AIM Opportunities III Fund had open short positions valued at $25,025,063 and $14,945,186 with proceeds of $24,597,577 and $15,399,655, respectively that are required to be covered prior to the closing of the reorganization, accordingly the liability for securities sold short and proceeds on short sales have been adjusted to reflect this change.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
           OF AIM OPPORTUNITIES II FUND AND AIM OPPORTUNITIES III FUND
                           INTO AIM SELECT EQUITY FUND
                                  JUNE 30, 2006
                                   (Unaudited)

                                                        AIM            AIM            AIM                                  AIM
                                                   OPPORTUNITIES  OPPORTUNITIES      SELECT                           SELECT EQUITY
                                                        II             III           EQUITY                             PRO FORMA
                                                       FUND            FUND           FUND        ADJUSTMENTS     **    COMBINING
                                                  --------------  -------------  -------------  ---------------  ---  -------------
Assets:
Investments, at value *                           $  125,150,213  $  79,342,512  $344,501,673   $(42,000,000.00) (a)  $ 506,994,398
(cost $116,083,310 - AIM Opportunities II Fund)
(cost $75,506,083 - AIM Opportunities III Fund)
(cost $296,864,118 - AIM Select Equity Fund)
(cost $488,453,511 - Pro Forma combining)
                                                  --------------  -------------  ------------   ---------------       -------------
Investments in affiliated money market funds           3,754,160      2,141,594    14,423,763                --          20,319,517
(cost $3,754,160 - AIM Opportunities II Fund)
(cost $2,141,594 - AIM Opportunities III Fund)
(cost $14,423,763 - AIM Select Equity Fund)
(cost $20,319,517 - Pro Forma combining)
                                                  --------------  -------------  ------------   ---------------       -------------
Total investments                                    128,904,373     81,484,106   358,925,436       (42,000,000) (a)    527,313,915
(cost $119,837,470 - AIM Opportunities II Fund)
(cost $77,647,677 - AIM Opportunities III Fund)
(cost $311,287,881 - AIM Select Equity Fund)
(cost adjustment $(24,171,207) - AIM
   Opportunities II Fund)
(cost adjustment $(15,246,689) - AIM
   Opportunities III Fund)
(cost $469,355,132 - Pro Forma combining)
Cash                                                          --             --            --                --                  --
Foreign currencies, at value                                 229            176            --                --                 405
(cost $223 - AIM Opportunities II Fund)
(cost $167 - AIM Opportunities III Fund)
(cost $390 - Pro Forma combining)
Cash                                                          --             --            --         2,189,733  (b)      2,189,733
Receivables for:
   Deposits with brokers for securities sold
      short                                           25,215,396     16,101,306            --       (41,316,702) (b)             --
   Investments sold                                           --             --            --                --                  --
   Investments sold to affiliates                             --             --            --                --                  --
   Fund shares sold                                      806,481            797        32,109                --             839,387
   Dividends and interest                                175,637        160,577       341,797                --             678,011
   Short stock rebates                                    93,279         57,250            --          (150,529) (b)             --
   Investment for trustee deferred compensation
   and retirement plans                                   30,753         27,825        79,124                --             137,702
Other assets                                               3,416             --        24,988                --              28,404
                                                  --------------  -------------  ------------   ---------------       -------------
      Total assets                                   155,229,564     97,832,037   359,403,454       (81,277,498)        531,187,557
                                                  --------------  -------------  ------------   ---------------       -------------
LIABILITIES:
Payables for:
   Investments purchased                                      --                           --                --                  --
   Investments purchased from affiliates                      --                           --                --                  --
   Fund shares reacquired                                288,106        149,950       751,916                --           1,189,972
   Options written, at market value (premiums
   received $33,879 - AIM Select Equity Fund)                                          22,575                --              22,575
   Loan outstanding                                   26,000,000     16,000,000            --       (42,000,000) (a)             --
   Short stock account dividends                          66,917         24,100            --           (91,017) (b)             --
   Trustee deferred compensation and retirement
   plans                                                  42,434             --       120,844                --             163,278
   Collateral upon return of securities loaned                --             --     5,391,945                --           5,391,945
Securities sold short, at value                       24,025,063     14,945,186            --       (38,970,249) (b)             --
(proceeds $24,597,577 - AIM Opportunities II
   Fund)
(proceeds $15,399,655 - AIM Opportunities III
   Fund)
(proceeds $39,997,232 - Pro Forma combining)
Accrued interest expense                                 130,444         85,788            --          (216,232) (a)             --
Accrued distribution fees                                 44,733         40,498       131,331                --             216,562
Accrued trustees' and officer's fees and
   benefits                                                1,283          1,850           548                --               3,681
Accrued transfer agent fees                               44,292         50,699       173,632                --             268,623
Accrued reorganization expenses                                                                          30,000              30,000
Accrued operating expenses                                50,796         77,511       101,532                --             229,839
          Total liabilities                           50,694,068     31,375,582     6,694,323       (81,247,498)          7,516,475
                                                  --------------  -------------  ------------   ---------------       -------------
Net assets applicable to shares outstanding       $  104,535,496  $  66,456,455  $352,709,131   $       (30,000)      $ 523,671,082
                                                  --------------  -------------  ------------   ---------------       -------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                     $  237,894,350  $ 328,320,299  $385,431,339   $            --       $ 951,645,988
Undistributed net investment income (loss)              (828,385)      (435,033)     (568,017)          (30,000)         (1,861,435)
Undistributed net realized gain (loss) from
   investment securities, foreign currencies,
   futures contracts, option contracts and
   securities sold short                           (142,169,892)   (265,719,716)  (79,803,050)               --        (487,692,658)
Unrealized appreciation of investment
   securities, foreign currencies, option
   contracts and securities sold short                 9,639,423      4,290,905    47,648,859                --          61,579,187
                                                  --------------  -------------  ------------   ---------------       -------------
                                                  $  104,535,496  $  66,456,455  $352,709,131   $       (30,000)      $ 523,671,082
                                                  --------------  -------------  ------------   ---------------       -------------
NET ASSETS:

Class A                                           $   57,155,666  $  29,616,998  $244,452,193   $       (20,792)      $ 331,204,065
                                                  --------------  -------------  ------------   ---------------       -------------
Class B                                           $   34,517,066  $  28,556,443  $ 88,772,775   $        (7,551)      $ 151,838,733
                                                  --------------  -------------  ------------   ---------------       -------------
Class C                                           $   12,862,764  $   8,283,014  $ 19,484,163   $        (1,657)      $  40,628,284
                                                  --------------  -------------  ------------   ---------------       -------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE
   (AIM OPPORTUNITIES II FUND):
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE
   (AIM OPPORTUNITIES III FUND):
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE
   (AIM SELECT EQUITY FUND):
Class A                                                2,547,340      3,316,047    12,903,253        (1,284,355)         17,482,285
                                                  --------------  -------------  ------------   ---------------       -------------
Class B                                                1,611,361      3,332,021     5,301,748        (1,175,550)          9,069,580
                                                  --------------  -------------  ------------   ---------------       -------------
Class C                                                  600,423        966,692     1,165,415          (302,415)          2,430,115
                                                  --------------  -------------  ------------   ---------------       -------------
Class A:
   Net asset value per share                      $        22.44  $        8.93  $      18.95                         $       18.95
                                                  --------------  -------------  ------------   ---------------       -------------
   Offering price per share:
      (Net asset value of $22.44 /  94.50% - AIM
   Opportunities II  Fund)
      (Net asset value of $8.93 / 94.50% - AIM
   Opportunities III Fund)
      (Net asset value of $18.95/ 94.50% - AIM
   Select Equity Fund)
                                                  $        23.75  $        9.45  $      20.05                         $       20.05
                                                  --------------  -------------  ------------                         -------------
Class B:
   Net asset value and offering price per share   $        21.42  $        8.57  $      16.74                         $       16.74
                                                  --------------  -------------  ------------                         -------------
Class C:
   Net asset value and offering price per share   $        21.42  $        8.57  $      16.72                         $       16.72
                                                  --------------  -------------  ------------                         -------------

* At June 30, 2006, securities with an aggregate market value of $5,298,789 were on loan to brokers for AIM Select Equity Fund.

**   See Note 2 Pro Forma Adjustments

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
           OF AIM OPPORTUNITIES II FUND AND AIM OPPORTUNITIES III FUND
                           INTO AIM SELECT EQUITY FUND
                        FOR THE YEAR ENDED JUNE 30, 2006
                                   (Unaudited)

                                                            AIM            AIM                                             AIM
                                                       OPPORTUNITIES  OPPORTUNITIES                                   SELECT EQUITY
                                                            II             III        AIM SELECT                        PRO FORMA
                                                           FUND           FUND        EQUITY FUND   ADJUSTMENTS   *     COMBINING
                                                       -------------  -------------  ------------  ------------  ---  -------------
INVESTMENT INCOME:
Dividends                                               $ 1,836,168    $ 1,506,786   $  4,828,661  $   (740,459) (c)   $  7,431,156
   (net of foreign withholding tax of $3,590 -
      AIM AIM Opportunities II Fund)
   (net of foreign withholding tax of $(1,410) -
      AIM AIM Opportunities III Fund)
   (net of foreign withholding tax of $31,725 -
      AIM Select Equity Fund)
   (net of foreign withholding tax of $33,905 -
      Pro Forma Combining)

Dividends from affiliated money market funds                176,164        122,970        474,814            --             773,948
   (including security lending income of $0 -
      AIM Opportunities II Fund)
   (including security lending income of $0 -
      AIM Opportunities III Fund)
   (including security lending income of $15,824 -
      AIM Select Equity Fund)
   (including security lending income of $15,824 -
      AIM Pro Forma Combining)
Interest                                                      1,560         15,751             --            --              17,311
Short stock rebates                                       1,128,386        776,944             --    (1,905,330) (b)             --
                                                        -----------    -----------   ------------  ------------        ------------
      Total investment income                             3,142,278      2,422,451      5,303,475    (2,645,789)          8,222,415
                                                        -----------    -----------   ------------  ------------        ------------

EXPENSES:
Advisory fees                                             1,063,329      1,035,012      2,705,280      (808,338) (d)      3,995,283
Administrative services fees                                 50,000         50,000        109,894       (52,528) (e)        157,366
Custodian fees                                               21,321         22,367         40,200       (18,133) (f)         65,755
Distribution fees:
   Class A                                                  164,310         90,535        651,626            --             906,471
   Class B                                                  430,658        355,392      1,071,134            --           1,857,184
   Class C                                                  151,013        107,562        230,810            --             489,385
Dividends on short sales                                    767,015        400,510             --    (1,167,525) (b)             --
Interest and line of credit fees                          1,502,521        786,237             --    (2,288,758) (b)             --
Transfer agent fees                                         285,853        254,707      1,453,205            --  (g)      1,993,765
Trustees' and officer's fees and benefits                    17,421         16,169         27,785       (27,794) (h)         33,581
Other                                                       176,915        169,568        267,878      (150,806) (i)        463,555
                                                        -----------    -----------   ------------  ------------        ------------
      Total expenses                                      4,630,356      3,288,059      6,557,812    (4,513,882)          9,962,345
                                                        -----------    -----------   ------------  ------------        ------------
Less: Fees waived, expenses reimbursed and expense
   offset arrangements                                     (118,583)      (160,250)       (47,693)      290,322             (36,204)
                                                        -----------    -----------   ------------  ------------        ------------
      Net expenses                                        4,511,773      3,127,809      6,510,119    (4,223,560) (d)      9,926,141
                                                        -----------    -----------   ------------  ------------        ------------
Net investment income (loss)                             (1,369,495)      (705,358)    (1,206,644)    1,577,771          (1,703,726)
                                                        -----------    -----------   ------------  ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
   SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS,
   OPTION CONTRACTS AND SECURITIES SOLD SHORT:
Net realized gain (loss) from:
   Investment securities**                                9,831,978     11,491,592     57,008,842    (4,628,671) (c)     73,703,741
   Foreign currencies                                        19,239       (105,505)          (549)           --             (86,815)
   Futures contracts                                         16,008        334,063             --            --             350,071
   Option contracts written                                      --             --         57,710            --              57,710
   Securities sold short                                 (4,105,940)    (1,483,742)            --     5,589,682  (b)             --
                                                        -----------    -----------   ------------  ------------        ------------
                                                          5,761,285     10,236,408     57,066,003       961,011          74,024,707
                                                        -----------    -----------   ------------  ------------        ------------
Change in net unrealized appreciation (depreciation)
   of:
   Investment securities                                  6,372,058     (7,212,136)   (25,514,167)     (157,246) (c)    (26,511,491)
   Foreign currencies                                       (14,433)         2,683             --            --             (11,750)
   Option contracts written                                      --             --         (2,488)           --              (2,488)
   Securities sold short                                    882,604        454,468             --    (1,337,072) (b)             --
                                                        -----------    -----------   ------------  ------------        ------------
                                                          7,240,229     (6,754,985)   (25,516,655)   (1,494,318)        (26,525,729)
                                                        -----------    -----------   ------------  ------------        ------------
Net gain from investment securities, foreign
   currencies, futures contracts, option contracts
   and securities sold short                             13,001,514      3,481,423     31,549,348      (533,307)         47,498,978
                                                        -----------    -----------   ------------  ------------        ------------
Net increase in net assets resulting from operations    $11,632,019    $ 2,776,065   $ 30,342,704  $  1,044,464        $ 45,795,252
                                                        ===========    ===========   ============  ============        ============

*    See Note 2 Pro Forma Adjustments

** Includes gains (losses) from securities sold to affiliates of $(146,112), $0 and $385,561 for AIM Opportunities II Fund, AIM Opportunities III Fund and AIM Select Equity Fund, respectively.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
           OF AIM OPPORTUNITIES II FUND AND AIM OPPORTUNITIES III FUND
                         INTO AIM SMALL CAP EQUITY FUND
                                  JUNE 30, 2006
                                   (UNAUDITED)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between AIM Select Equity FUND ("Buying Fund") and AIM Opportunities II Fund and Plan of Reorganization between Buying Fund and AIM Opportunities III Fund (collectively, "the Plans") and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. AIM Select Equity Fund, AIM Opportunities II Fund and AIM Opportunities III Fund are all registered open-end management investment companies that issue their shares in separate series. The Plans would be accomplished by an exchange of shares of Buying Fund for the net assets of AIM Opportunities II Fund and AIM Opportunities III Fund and the distribution of Buying Fund shares to AIM Opportunities II Fund and AIM Opportunities III Fund shareholders. If the Plans were to have taken place at June 30, 2006, AIM Opportunities II Fund -Class A shareholders would have received 3,016,130 shares of Buying Fund -Class A shares, AIM Opportunities II Fund -Class B shareholders would have received 2,061,951 shares of Buying Fund -Class B shares and AIM Opportunities II Fund -Class C shareholders would have received 769,304 shares of Buying Fund -Class C shares. AIM Opportunities III Fund -Class A shareholders would have received 1,562,902 shares of Buying Fund -Class A shares, AIM Opportunities III Fund -Class B shareholders would have received 1,705,881shares of Buying Fund -Class B shares and AIM Opportunities III Fund -Class C shareholders would have received 495,396 shares of Buying Fund -Class C shares.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The merger adjustments represent those adjustments needed to present the results of operations of the pro forma combined Buying Fund as if the proposed merger had taken effect on June 30, 2006. [Adjustments include estimated costs of securities transactions for Buying Fund to be in compliance with its investment restrictions and strategies.] Actual results could differ from those estimates.

     The pro forma financial statements should be read in conjunction with the historical financial statements of AIM Opportunities II Fund and AIM Opportunities III Fund and Buying Fund.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) With respect to the Pro Forma Statement of Assets and Liabilities as of June 30, 2006, AIM Opportunities II Fund and AIM Opportunities III Fund are expected to sell securities valued at $26,000,000 and $16,000,000, respectively and accordingly the value of AIM Opportunities II Fund and AIM Opportunities III Fund's investments and the payable for the loan outstanding have been reduced by $26,000,000 and $16,000,000, respectively. AIM Opportunities II Fund and AIM Opportunities III Fund's cost of securities have been reduced by $24,171,207 and $15,246,689, respectively based on the proportion of borrowing to total investments at June 30, 2006. This does not reflect an estimate of the actual gains or losses expected to be realized as a result of the securities sold as the specific securities and value of those securities is not known at this time, but has been included to incorporate the concept that there will be a reduction in the costs of securities owned upon the liquidation of securities to raise cash for extinguishing the debt.

(b) For the 12 months ended June 30, 2006 AIM Opportunities II Fund and AIM Opportunities III Fund engaged in short selling (uncovered short positions) and borrowing for the purposes of making additional investments; two strategies that the Buying Fund is restricted from engaging in. Therefore, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations have been adjusted to eliminate the estimated effects of these strategies as of June 30, 2006 and for the 12 months ended June 30, 2006, respectively.

(c) During the 12 months ended June 30, 2006, the AIM Opportunities II Fund and AIM Opportunities III Fund had average borrowings of approximately 24% and 19%, respectively as a percentage of total investments, accordingly the dividend income, realized gains and the change in unrealized appreciation in the Pro Forma Combining Statement of Operations have been reduced to eliminate the estimated effects of the borrowings on the results of operations. This is an estimate of the effects on the results of operations based on the relative amount of borrowings.

(d) Under the terms of the investment advisory contract of Buying Fund, the advisory fees based on pro forma combined assets for the year ended June 30, 2006 are $3,995,283. The advisory fees were adjusted to reflect the advisory fee rates in effect for Buying Fund. Correspondingly, advisory fee waivers have been adjusted to reflect the contractual agreement by the advisor to waive advisory fees for the period January 1, 2005 through December 31, 2009 as part of its settlement with the Attorney General of New York. The advisory fees will not exceed the following annual rates applied to the average daily net assets of the
Fund: 0.695% of the first $250 million; 0.67% of the next $250 million; 0.645% of the next $500 million; 0.62% of the next $1.5 billion; 0.595% of the next $2.5 billion; 0.57% of the next $2.5 billion; 0.545% of the next $2.5 billion and 0.52% of the excess over $10 billion.

(e) Pursuant to the master administrative services agreement for Buying Fund, fees paid on pro forma combined assets for the year ended June 30, 2006 are $157,366. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for Buying Fund.

(f) Custodian fees were reduced by $18,133 to reflect the transaction costs on the pro forma combined assets for the year ended June 30, 2006.

(g) Transfer agency fees were restated to reflect the pro forma combined number of open accounts under the terms of the transfer agency agreement of Buying Fund. The effect of this restatement is to reduce transfer agency fees on a pro forma basis by $756 for Class A, Class B and Class C shares.

(h) Trustees' and Officer's fees and benefits were reduced by $27,794 to eliminate the effects of duplicative fixed costs of retainer and meeting fees.

(i) Other Expenses were reduced by $150,806 to eliminate the effects of duplicative fixed costs of production of reports to shareholders and professional services fees.

NOTE 3 - REORGANIZATION COSTS

AIM Opportunities II Fund and AIM Opportunities III Fund are expected to incur an estimated $217,000 in reorganization costs. These costs represent the estimated non recurring expense of AIM Opportunities II Fund and AIM Opportunities III Fund carrying out their obligations under the Plans and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations. The reorganization costs related to AIM Opportunities II Fund are estimated to be $120,000 and AIM has agreed to pay 100% of these costs. The reorganization costs related to AIM Opportunities III Fund are estimated to be $97,000 and AIM has agreed to pay 100% of these costs.

NOTE 4 - SECURITY VALUATION POLICY

Securities, including restricted securities, are valued according to the following policy for Selling Fund and Buying Fund.

     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day.

Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

NOTE 5 - FEDERAL INCOME TAXES

The Selling Fund and the Buying Fund intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the pro forma financial statements.

PART C: OTHER INFORMATION

Item 15. Indemnification

     Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. Under the Amended and Restated Agreement and Declaration of Trust effective as of September 14, 2005, as amended (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; and (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

     A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

     Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.

Item 16. Exhibits

1  (a) - Amended and Restated Agreement and Declaration of Trust, dated
         September 14, 2005.(28)


   (b) - Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust of AIM Funds Group, dated September 14, 2005, as amended April 10, 2006.(31)



   (c) - Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust of AIM Funds Group, dated September 14, 2005, as amended April 10, 2006 and May 24, 2006.(31)



   (d) - Amendment No. 3 to Amended and Restated Agreement and Declaration of Trust of AIM Funds Group, dated September 14, 2005, as amended April 10, 2006, May 24, 2006 and July 5, 2006.(31)


2  (a) - Amended and Restated Bylaws, adopted effective September 14,
         2005.(28)


   (b) - Amendment to Amended and Restated Bylaws of AIM Funds Group, adopted effective September 14, 2005 as amended August 1, 2006.(31)


3      - Voting Trust Agreements - None.

4  (a) - Form of Agreement and Plan of Reorganization of Registrant on behalf of
         AIM Small Cap Equity Fund and AIM Opportunities I Fund is attached as Appendix I to the Combined Proxy Statement Prospectus relating to AIM Opportunities I Fund contained in this Registration Statement.

   (b) - Form of Agreement and Plan of Reorganization of Registrant on behalf of AIM Select Equity Fund and AIM Opportunities II Fund is attached as Appendix I to the Combined Proxy Statement Prospectus relating to AIM Opportunities II Fund contained in this Registration Statement.

   (c) - Form of Agreement and Plan of Reorganization of Registrant on behalf of AIM Select Equity Fund and AIM Opportunities III Fund is attached as Appendix II to the Combined Proxy Statement Prospectus relating to AIM Opportunities III Fund contained in this Registration Statement.

5      - Instruments Defining Rights of Security Holders - All rights of security holders are contained in the Registrant's Amended and restated Agreement and Declaration of Trust.

6  (a) - (1) Master Investment Advisory Agreement, dated June 1, 2000, between
         Registrant and A I M Advisors, Inc.(10)

       - (2) Amendment No. 1, dated August 30, 2000, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(11)

       - (3) Amendment No. 2, dated December 27, 2000, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(13)

       - (4) Amendment No. 3, dated September 28, 2001, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(15)

       - (5) Amendment No. 4, dated December 27, 2001, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(18)

       - (6) Amendment No. 5, dated July 1, 2002, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(20)

       - (7) Amendment No. 6, dated April 30, 2003, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(22)

       - (8) Amendment No. 7, dated November 24, 2003, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(24)

       - (9) Amendment No. 8, dated December 30, 2004, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(25)

       - (10) Amendment No. 9, dated July 18, 2005, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc. (27)

       - (11) Amendment No. 10, dated April 10, 2006, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc. (30)

7  (a) - (1) Amended and Restated Master Distribution Agreement (all Classes of
         Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (2) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (3) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

       - (4) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

       - (5) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

       - (6) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

       - (7) Amendment No. 6, dated January 6, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. (24)

       - (8) Amendment No. 7, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(24)

       - (9) Amendment No. 8, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(24)

       - (10) Amendment No. 9, dated September 14, 2004, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(25)

       - (11) Amendment No. 10, dated September 15, 2004, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(25)

       - (12) Amendment No. 11, dated October 15, 2004, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(25)

       - (13) Amendment No. 12, dated November 30, 2004, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(25)

       - (14) Amendment No. 13, dated December 30, 2004, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(25)

       - (15) Amendment No. 14, dated February 25, 2005, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(25)

       - (16) Amendment No. 15, dated March 15, 2005, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(27)

       - (17) Amendment No. 16, dated April 29, 2005, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(27)

       - (18) Amendment No. 17, dated July 13, 2005, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(28)

       - (19) Amendment No. 18, dated July 18, 2005, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(28)

       - (20) Amendment No. 19, dated October 22, 2005, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(29)

       - (21) Amendment No. 20, dated October 25, 2005, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(29)

       - (22) Amendment No. 21, dated October 31, 2005, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(29)

       - (23) Amendment No. 22, dated January 31, 2006, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(30)

       - (24) Amendment no. 23, dated March 27, 2006, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. (30)

       - (25) Amendment no. 24, dated March 31, 2006, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. (30)

       - (26) Amendment no. 25, dated April 10, 2006, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. (30)

       - (27) Amendment no. 26, dated April 14, 2006, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. (30)

   (b) - (1) Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (2) Amendment No. 1, dated October 1, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (3) Amendment No. 2, dated October 29, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (4) Amendment No. 3, dated November 3, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (5) Amendment No. 4, dated November 4, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (6) Amendment No. 5, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (7) Amendment No. 6, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (8) Amendment No. 7, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

       - (9) Amendment No. 8, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B shares) and A I M Distributors, Inc.(24)

       - (10) Amendment No. 9, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(24)

       - (11) Amendment No. 10, dated September 15, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(25)

       - (12) Amendment No. 11, dated October 15, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(25)

       - (13) Amendment No. 12, dated December 30, 2004 to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(25)

       - (14) Amendment No. 13, dated March 15, 2005 to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(27)

       - (15) Amendment No. 14, dated April 29, 2005 to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(27)

       - (16) Amendment No. 15, dated July 18, 2005 to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(27)

       - (17) Amendment No. 16, dated October 31, 2005 to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(29)

       - (18) Amendment No. 17, dated March 27, 2006 to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(30)

       - (19) Amendment No. 18, dated March 31, 2006 to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(30)

       - (20) Amendment No. 19, dated April 10, 2006 to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(30)

   (c) - Form of Selected Dealer Agreement between A I M Distributors, Inc. and selected dealers.(13)

   (d) - Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks.(22)

8  (a) - AIM Funds Retirement Plan for Eligible Directors/Trustees as restated
         October 1, 2001.(16)

   (b) - Form of AIM Funds Director Deferred Compensation Agreement, as amended September 26, 2002.(22)

9 (a) - (1) Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(11)

       - (2) Amendment, dated May 1, 2000, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(11)

       - (3) Amendment, dated June 29, 2001, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(16)

       - (4) Amendment, dated April 2, 2002, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(18)

       - (5) Amendment, dated September 8, 2004, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(25)

       - (6) Amendment, dated February 8, 2006, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company. (29)

   (b) - (1) Subcustodian Agreement, dated September 9, 1994, among the Registrant, Texas Commerce Bank National Association, State Street Bank and Trust Company and A I M Fund Services, Inc.(2)

       - (2) Amendment No. 1, dated October 2, 1998, to Subcustodian Agreement, dated September 9, 1994, among the Registrant, Chase Bank of Texas, N.A. (formerly Texas Commerce Bank), State Street Bank and Trust Company and A I M Fund Services, Inc.(8)

       - (3) Amendment No. 2, dated March 15, 2002, to Subcustodian Agreement, dated September 9, 1994, among the Registrant, JP Morgan Chase Bank (formerly Chase Bank of Texas, N.A.), State Street Bank and Trust Company and A I M Fund Services, Inc.(20)

       - (4) Amendment No. 3, dated May 1, 2004, to Subcustodian Agreement, dated September 9, 1994, among the Registrant, JP Morgan Chase Bank (formerly Chase Bank of Texas, N.A.), State Street Bank and Trust Company and A I M Investment Services, Inc.(29)

   (c) - Subcustodian Agreement, dated January 20, 1993, between State Street Bank and Trust Company and The Bank of New York.(20)

   (d) - Foreign Assets Delegation Agreement, dated May 31, 2002, between A I M Advisors, Inc. and Registrant.(16)

10 (a) - (1) Amended and Restated Master Distribution Plan (Class A Shares), dated August 18, 2003.(23)

       - (2) Amendment No. 1, dated October 29, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)

       - (3) Amendment No. 2, dated November 4, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)

       - (4) Amendment No. 3, dated November 20, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)

       - (5) Amendment No. 4, dated November 24, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)

       - (6) Amendment No. 5, dated November 25, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)

       - (7) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(24)

       - (8) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(24)

       - (9) Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(25)

       - (10) Amendment No. 9, dated October 15, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(25)

       - (11) Amendment No. 10, dated December 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(25)

       - (12) Amendment No. 11, dated January 1, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(25)

       - (13) Amendment No. 12, dated March 15, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(27)

       - (14) Amendment No. 13, dated April 29, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(27)

       - (15) Amendment No. 14, dated July 1, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(27)

       - (16) Amendment No. 15, dated July 18, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(27)

       - (17) Amendment No. 16, dated October 31, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(29)

       - (18) Amendment No. 17, dated March 27, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(30)

       - (19) Amendment No. 18, dated March 31, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(30)

       - (20) Amendment No. 19, dated April 10, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(30)

       - (21) Amendment No. 20, dated April 14, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class A Chares) and A I M Distributors, Inc.(30)

   (b) - (1) Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature), dated August 18, 2003.(23)

       - (2) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(23)

       - (3) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(23)

       - (4) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(23)

       - (5) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(23)

       - (6) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(23)

       - (7) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature) and A I M Distributors, Inc.(24)

       - (8) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(24)

       - (9) Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(25)

       - (10) Amendment No. 9, dated October 15, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(25)

       - (11) Amendment No. 10, dated December 30, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(25)

       - (12) Amendment No. 11, dated March 15, 2005, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(27)

       - (13) Amendment No. 12, dated April 29, 2005, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(27)

       - (14) Amendment No. 13, dated July 18, 2005, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(27)

       - (15) Amendment No, 14, dated October 31, 2005, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature). (29)

       - (16) Amendment No, 15, dated March 27, 2006, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature). (30)

       - (17) Amendment No, 16, dated March 31, 2006, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature). (30)

       - (18) Amendment No, 17, dated April 10, 2006, to the Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature). (30)

   (c) - (1) Amended and Restated Master Distribution Plan (Class C Shares), dated August 18, 2003.(23)

       - (2) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)

       - (3) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)

       - (4) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)

       - (5) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)

       - (6) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)

       - (7) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(24)

       - (8) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(24)

       - (9) Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(25)

       - (10) Amendment No. 9, dated October 15, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(25)

       - (11) Amendment No. 10, dated December 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(25)

       - (12) Amendment No. 11, dated March 15, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. (27)

       - (13) Amendment No. 12, dated April 29, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. (27)

       - (14) Amendment No. 13, dated July 18, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. (27)

       - (15) Amendment No. 14, dated October 31, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. (29)

       - (16) Amendment No. 15, dated March 27, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(30)

       - (17) Amendment No. 16, dated March 31, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(30)

       - (18) Amendment No. 17, dated April 10, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(30)

       - (19) Amendment No. 18, dated April 14, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(30)

   (d) - (1) Amended and Restated Master Distribution Plan (Class R Shares), dated August 18, 2003.(23)

       - (2) Amendment No. 1, dated November 4, 2003, to the Amended and Restated Master Distribution Plan (Class R Shares).(23)

       - (3) Amendment No. 2, dated November 24, 2003, to the Amended and Restated Master Distribution Plan (Class R Shares).(23)

       - (4) Amendment No. 3, dated November 25, 2003, to the Amended and Restated Master Distribution Plan (Class R Shares).(23)

       - (5) Amendment No. 4, dated April 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(24)

       - (6) Amendment No. 5, dated September 14, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(25)

       - (7) Amendment No. 6, dated October 15, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(25)

       - (8) Amendment No. 7, dated April 29, 2005 to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(27)

       - (9) Amendment No. 8, dated July 1, 2005 to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(27)

       - (10) Amendment No. 9, dated October 25, 2005 to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(29)

       - (11) Amendment No. 10, dated October 31, 2005 to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(29)

       - (12) Amendment No. 11, dated March 27, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(30)

       - (13) Amendment No. 12, dated March 31, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(30)

       - (14) Amendment No. 13, dated April 10, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(30)

       - (15) Amendment No. 14, dated April 14, 2006, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(30)

   (e) - (1) Amended and Restated Master Distribution Plan (Investor Class Shares), dated July 1, 2004.(25)

       - (2) Amendment No. 1, dated October 15, 2004, to the Amended and Restated Master Distribution Plan (Investor Class Shares).(25)

       - (3) Amendment No. 2, dated April 29, 2005, to the Amended and Restated Master Distribution Plan (Investor Class Share).(27)

       - (4) Amendment No. 3, dated July 18, 2005, to the Amended and Restated Master Distribution Plan (Investor Class Share).(27)

   (f) - Master Related Agreement to Amended and Restated Master Distribution Plan (Class A Shares).(27)

   (g) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class C Shares).(23)

   (h) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class R Shares).(23)

   (i) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Investor Class Shares).(25)

   (j) - Ninth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R), effective December 12, 2001 as amended and restated December 6, 2005.(29)

11     - Consent of Ballard Spahr Andrews & Ingersoll, LLP.

12     - Opinion of counsel and Consent of Ballard Spahr Andrews & Ingersoll,
         LLP, supporting the tax matters and consequences to shareholder will be filed as part of a Post-effective Amendment to this Registration Statement.

13 (a) - (1) Amended and Restated Transfer Agency and Service Agreement, dated
         July 1, 2005, between the Registrant and AIM Investment Services, Inc.(29)

       - (2) Second Amended and Restated Transfer Agency & Service Agreement, dated October 1, 2005, between Registrant and AIM Investment Services, Inc.(29)

   (b) - Shareholder Sub-Accounting Services Agreement, dated as of October 1, 1993, between the Registrant and PFPC, Inc., Financial Data Services, Inc. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated.(2)

   (c) - (1) Amended and Restated Master Administrative Services Agreement, dated July 1, 2004, between the Registrant and A I M Advisors, Inc.(25)

       - (2) Amendment No. 1, dated December 2, 2004, to the Amended and Restated Master Administrative Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc.(25)

       - (3) Amendment No. 2, dated December 30, 2004, to the Amended and Restated Master Administrative Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc.(25)

       - (4) Amendment No. 3, dated July 18, 2005, to the Amended and Restated Master Administrative Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc.(27)

       - (5) Amendment No. 4, dated April 10, 2006, to the Amended and Restated Master Administrative Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc.(30)

   (d) - (1) Memorandum of Agreement regarding securities lending, dated October 29, 2003, between Registrant and A I M Advisors, Inc. with respect to all Funds.(25)

       - (2) Memorandum of Agreement, dated January 1, 2006, between Registrant and A I M Advisors, Inc., with respect to AIM Premier Equity Fund.(29)

       - (3) Memorandum of Agreement, dated as of May 5, 2005, between Registrant and A I M Advisors, Inc. with respect to AIM Balanced Fund, AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Value Fund, AIM International Small Company Fund, AIM Mid Cap Basic Value Fund, AIM Premier Equity Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund.(27)

       - (4) Memorandum of Agreement, dated January 1, 2006, between Registrant and A I M Advisors, Inc. with respect to AIM European Small Company Fund, AIM Global Value Fund and AIM International Small Company Fund.
         (29)

   (e) - Second Amended and Restated Interfund Loan Agreement, dated April 30, 2004, between Registrant and A I M Advisors, Inc.(25)

   (f) - Expense Reimbursement Agreement Related to DST Transfer Agent System Conversion, dated June 30, 2003.(24)

14     - Consents of PricewaterhouseCoopers LLP are filed herewith.

15     - Financial Statements for the period ended December 31, 2005 are incorporated by reference to the Funds' annual reports to shareholders contained in the Registrant's Form N-CSR filed on March 10, 2006 as amended May 8, 2006.


16     - Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
         Frischling, Graham, Mathai-Davis, Pennock, Quigley, Soll, Stickel, Taylor and Zerr.(31)


17 (a) - Form of Proxy relating to the Special Meeting of Shareholders of AIM
         Opportunities I Fund is filed herewith.

   (b) - Form of Proxy relating to the Special Meeting of Shareholders of AIM Opportunities II Fund is filed herewith.

   (c) - Form of Proxy relating to the Special Meeting of Shareholders of AIM Opportunities III Fund is filed herewith.

(1) Incorporated by reference to PEA No. 70 to the Registrant's Registration Statement on Form N-1A, filed on November 17, 1995.

(2) Incorporated by reference to PEA No. 71 to the Registrant's Registration Statement on Form N-1A, filed on April 26, 1996.

(3) Incorporated by reference to PEA No. 72 to the Registrant's Registration Statement on Form N-1A, filed on April 28, 1997.

(4) Incorporated by reference to PEA No. 73 to the Registrant's Registration Statement on Form N-1A, filed on July 25, 1997.

(5) Incorporated by reference to PEA No. 74 to the Registrant's Registration Statement on Form N-1A, filed on February 27, 1998.

(6) Incorporated by reference to PEA No. 75 to the Registrant's Registration Statement on Form N-1A, filed on February 12, 1999.

(7) Incorporated by reference to PEA No. 76 to the Registrant's Registration Statement on Form N-1A, filed on April 15, 1999.

(8) Incorporated by reference to PEA No. 77 to the Registrant's Registration Statement on Form N-1A, filed on March 9, 2000.

(9) Incorporated by reference to PEA No. 78 to the Registrant's Registration Statement on Form N-1A, filed on March 13, 2000.

(10) Incorporated by reference to PEA No. 80 to the Registrant's Registration Statement on Form N-1A, filed on June 15, 2000.

(11) Incorporated by reference to PEA No. 81 to the Registrant's Registration Statement on Form N-1A, filed on September 29, 2000.

(12) Incorporated by reference to PEA No. 82 to the Registrant's Registration Statement on Form N-1A, filed on December 13, 2000.

(13) Incorporated by reference to PEA No. 84 to the Registrant's Registration Statement on Form N-1A, filed on April 27, 2001.

(14) Incorporated by reference to PEA No. 85 to the Registrant's Registration Statement on Form N-1A, filed on July 13, 2001.

(15) Incorporated by reference to PEA No. 86 to the Registrant's Registration Statement on Form N-1A, filed on October 12, 2001.

(16) Incorporated by reference to PEA No. 87 to the Registrant's Registration Statement on Form N-1A, filed on January 2, 2002.

(17) Incorporated by reference to PEA No. 88 to the Registrant's Registration Statement on Form N-1A, filed on March 1, 2002.

(18) Incorporated by reference to PEA No. 89 to the Registrant's Registration Statement on Form N-1A, filed on April 26, 2002.

(19) Incorporated by reference to PEA No. 90 to the Registrant's Registration Statement on Form N-1A, filed on May 22, 2002.

(20) Incorporated by reference to PEA No. 91 to the Registrant's Registration Statement on Form N-1A, filed on November 7, 2002.

(21) Incorporated by reference to PEA No. 92 to the Registrant's Registration Statement on Form N-1A, filed on February 21, 2003.

(22) Incorporated by reference to PEA No. 93 to the Registrant's Registration Statement on Form N-1A, filed on April 25, 2003.

(23) Incorporated by reference to PEA No. 94 to the Registrant's Registration Statement on Form N-1A, filed on March 1, 2004.

(24) Incorporated by reference to PEA No. 95 to the Registrant's Registration Statement on Form N-1A, filed on April 26, 2004.

(25) Incorporated by reference to PEA No. 96 to the Registrant's Registration Statement on Form N-1A, filed on February 25, 2005.

(26) Incorporated by reference to PEA No. 97 to the Registrant's Registration Statement on Form N-1A, filed on March 31, 2005.

(27) Incorporated by reference to PEA No. 98 to the Registrant's Registration Statement on Form N-1A, filed on August 24, 2005.

(28) Incorporated by reference to PEA No. 99 to the Registrant's Registration Statement on Form N-1A, filed on October 25, 2005.

(29) Incorporated by reference to PEA No. 100 to the Registrant's Registration Statement on Form N-1A, filed on February 17, 2006.

(30) Incorporated by reference to PEA No. 101 to the Registrant's Registration Statement on Form N-1A, filed on April 24, 2006.


(31) Incorporated by reference to PEA No. 1 to the Registrant's Initial Registration Statement on N-14, filed on November 16, 2006.

Item 17. Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145C], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) the undersigned Registrant agrees that every prospectus that is filled under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant undertakes to file an opinion o counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 25th day of January, 2007.

                                        REGISTRANT: AIM FUNDS GROUP


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                            TITLE                     DATE
            ----------                            -----                     ----


/s/ Philip A. Taylor                       Trustee & President        January 25, 2007
-----------------------------------   (Principal Executive Officer)
(Philip A. Taylor)


/s/ Bob R. Baker*                                Trustee              January 25, 2007
-----------------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                             Trustee              January 25, 2007
-----------------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                              Trustee              January 25, 2007
-----------------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                       Chair & Trustee          January 25, 2007
-----------------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                            Trustee              January 25, 2007
-----------------------------------
(Albert R. Dowden)


/s/ Jack M. Fields*                              Trustee              January 25, 2007
-----------------------------------
(Jack M. Fields)


/s/ Carl Frischling*                             Trustee              January 25, 2007
-----------------------------------
(Carl Frischling)


/s/ Robert H. Graham*                            Trustee              January 25, 2007
-----------------------------------
(Robert H. Graham)


/s/ Prema Mathai-Davis*                          Trustee              January 25, 2007
-----------------------------------
(Prema Mathai-Davis)


/s/ Lewis F. Pennock*                            Trustee              January 25, 2007
-----------------------------------
(Lewis F. Pennock)


/s/ Ruth H. Quigley*                             Trustee              January 25, 2007
-----------------------------------
(Ruth H. Quigley)



/s/ Larry Soll*                                  Trustee              January 25, 2007
-----------------------------------
(Larry Soll)


/s/ Raymond Stickel, Jr.*                        Trustee              January 25, 2007
-----------------------------------
(Raymond Stickel, Jr.)


/s/ Sidney M. Dilgren                  Vice President & Treasurer     January 25, 2007
-----------------------------------     (Principal Financial and
(Sidney M. Dilgren)                        Accounting Officer)


*By /s/ Philip A. Taylor                                              January 25, 2007
    -------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney filed in Registrant's Registration Statement on Form N-14 on November 16, 2006.

                                      INDEX

Exhibit
 Number       Description
-------       -----------
11        -   Consent of Ballard Spahr Andrews & Ingersoll, LLP.

14        -   Consents of PricewaterhouseCoopers LLP.

17(a)     -   Form of Proxy relating to the Special Meeting of Shareholders of
              AIM Opportunities I Fund.

17(b)     -   Form of Proxy relating to the Special Meeting of Shareholders of
              AIM Opportunities II Fund.

17(c)     -   Form of Proxy relating to the Special Meeting of Shareholders of
              AIM Opportunities III Fund